UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07142

GE FUNDS

(Exact name of registrant as specified in charter)

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 09/30

Date of reporting period: 09/30/10

ITEM 1.	REPORTS TO STOCKHOLDERS

Letter from the President

Michael J. Cosgrove

Chairman, GE Funds

Dear Shareholder:

Attached is the annual report for the GE Funds for the twelve-month period ended September 30, 2010. The report contains information about the performance of your Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

During the fiscal year ended September 30, 2010, virtually all of the major U.S. equity indices enjoyed double-digit gains, while international equity markets, as measured by the MSCI EAFE Index, posted more modest gains. The emerging equity markets as a whole significantly outperformed the developed equity markets on a relative basis, as investors appeared to favor the growth prospects of the developing world. As spreads tightened dramatically in the U.S. fixed income markets, virtually all non-Treasury sectors outperformed Treasuries for the 12-month period overall, although U.S. Treasury securities still generated positive returns. This is not to say that the period was without significant volatility. In our semi-annual report for the six-month period ended March 31, 2010, we noted that the sharp rise in global equities had slowed as market participants appeared to alternate between risk-seeking activities based on improving economic indicators and risk aversion due to concerns about the withdrawal of government stimulus measures. This theme continued to play out over the last half of the fiscal year as uncertainty about the course of the global economic recovery persisted.

Although the second quarter of 2010 started quietly, stocks plunged in May as concerns about Europe’s sovereign debt problems pressured equity markets and many investors sought defensive investments such as gold and treasury bonds. Adding to Greece’s sovereign debt woes, contagion anxieties grew after Standard and Poor’s lowered the debt rating of Spain, citing a possible further deterioration in its budgetary position. In June, the 2010 G20 Toronto Summit confirmed that the industrialized world leaders were committed to reducing budget deficits through austerity measures. Some investors, however, worried that these measures could reduce global growth and slow the economic recovery. Several other concerns fuelled greater risk aversion during the second quarter including increased evidence of slower growth in China, impending U.S. financial reform legislation, an alarming May 6th “flash crash” which sent U.S. stocks plummeting within minutes, the spreading impact of BP’s massive oil spill in the Gulf of Mexico and a new resource tax in Australia. At quarter end, the S&P 500 Index and the MSCI EAFE Index had tumbled 11.4% and 14.0%, respectively, in the three months ended June 30, 2010. In this environment, U.S. Treasuries were the “safe” investment of choice for many investors seeking to avoid riskier asset classes. The “flight to quality” pulled treasury yields down across all maturity periods.

Global equities moved firmly in a positive direction in the third quarter of 2010, but not without a bumpy ride. Stocks enjoyed strong gains in both July and September, while August was marred by lackluster economic data and the resurrection of doubts about the growth prospects of developed economies. Volatility, while falling through much of the period, proved that, at the first sign of trouble, investor sentiment is not yet robust enough to withstand doubts caused by a lack of recovery in consumption and lack of progress in deleveraging, especially at the government level. In Europe, a large focus was on financial reform and sovereign debt during the third quarter. In July, two announcements gave rise to better market sentiment: first, results from the European Union’s stress test on the financial health of 91 banks showed that just seven banks failed; and second, the Basel Committee on Banking Supervision proposed softer capital requirements for financial companies worldwide. In September, credit spreads for several European countries jumped as the focus of sovereign debt worries shifted from Greece to Ireland and Portugal. The market became increasingly concerned about the ability of these countries to reduce their fiscal deficits in light of the weakening economic environment (Portugal) and the uncertain, but high costs associated with their bank bailouts (Ireland). Moody’s downgraded Spain’s credit rating to Aa1 from Aaa on September 30th, citing the nation’s weak economic outlook. However, there was much to be optimistic about in the third quarter, including increased clarity about bank capital requirements, historically low interest rates, better-than-expected corporate earnings and the prospect of more quantitative easing by the U.S. Federal Reserve. For the three months ended September 30, 2010, the S&P 500 Index and MSCI EAFE Index gained 11.3% and 16.5%, respectively.

As the developed economies continued to move from recovery to sluggish expansion, financial markets posted mostly positive results for the six- and 12-month periods ended September 30, 2010.

This does not constitute a part of the Funds’ Shareholder Report

Letter from the President (continued)

Total Returns (%) as of September 30, 2010	6-month	12-month

U.S. equities (S&P 500 Index)	(1.4)	10.2

Global equities (MSCI World Index)	(0.6)	6.8

International equities (MSCI EAFE Index)	0.2	3.3

Small-cap U.S. equities (Russell 2000 Index)	0.3	13.3

Mid-cap U.S. equities (Russell Mid Cap Index)	2.1	17.5

U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	6.1	8.2

U.S. short-term government fixed income (Barclays Capital 1-3 Year U.S. Government Bond Index)	1.8	2.6

U.S. tax-exempt income (Barclays Capital 10-Year U.S. Municipal Bond Index)	6.5	6.6

Outlook

We view the economic recovery as fragile and expect below-trend growth in the developed world and stronger growth in emerging markets. Deflation remains a potential problem for the developed world but is diminishing while inflation is gaining ground in Emerging Asia, for example. Although unemployment remains high in the United States, economic data has been generally stabilizing and talk of a double-dip recession has lessened. We do not expect to see an interest rate hike by the U.S. Federal Reserve until late 2011 but feel that further quantitative easing will be used if economic data begin to turn downward, raising deflationary concerns. Away from economic data, we believe market participants are looking for clearer signs out of Washington and will focus on the results of the October Congressional elections in order to reassess their expectations for the expiration/extension of the Bush tax cuts and the prospects for deficit reduction. We are hopeful that confidence will build after the election.

At GE Funds, we are fully committed to helping our investors achieve their goals with smart proven strategies designed for long-term value appreciation. Today’s uncertain environment is an opportunity for long-term investors given they maintain a disciplined, diversified investment strategy consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to the effects of market downturns, history suggests they can put investors in a position to benefit from greater returns in better times.

Thank you for investing with GE Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Funds

October 2010

Mike Cosgrove is President and Chief Executive Officer-Mutual Funds and Intermediary Business at GE Asset Management. He is also Chairman of the Board and President of GE Funds, GE Institutional Funds, and GE Investments Funds, Inc. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, General Relief and Loan Fund, GE Volunteers, and General Electric Pension Trust. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer-GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

This does not constitute a part of the Funds’ Shareholder Report

GE Funds

Annual Report

September 30, 2010

This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

September 30, 2010

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses. Total returns for Class A shares are shown for both with and without the imposition of the maximum applicable front-end sales charge, and the total returns for Class B and Class C shares are shown for both with and without the imposition of the maximum applicable contingent deferred sales charge (CDSC). Information on the maximum front-end sales charge and CDSC for each Fund can be found in Note 1 of the Notes to Financial Statements in this report.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

A portion of the GE Tax-Exempt Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Asset Management Incorporated (“GEAM”) has agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of the GE Tax-Exempt Fund on an annualized basis through January 29, 2011. Had these fees and expenses not been absorbed, the returns (and/or yields) for the GE Tax-Exempt Fund would have been lower. Additional information about the expense limitations is contained in Note 6 of the Notes to the Financial Statements.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The MSCI World® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Barclays Capital U.S. Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. The Barclays Capital 1-3 Year U.S. Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown.

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September 30, 2010

Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GEAM in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GEAM’s presentation thereof.

GE Investment Distributors, Inc., member of FINRA & SIPC, is the principal underwriter and distributor of the GE Funds and a wholly owned subsidiary of GE Asset Management, the investment adviser of the GE Funds.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

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George A. Bicher

Senior Vice President

Stephen V. Gelhaus

Vice President

Thomas R. Lincoln

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The GE U.S. Equity Fund is managed by a team of portfolio managers that includes George A. Bicher, Stephen V. Gelhaus, Thomas R. Lincoln and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund “style neutral” such that it combines growth and value investment management styles and does not tend to favor either style. See portfolio managers’ biographical information beginning on page 189.

Q.	How did the GE U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE U.S. Equity Fund returned 4.19% for Class A shares, 3.45% for Class B shares, 3.42% for Class C shares, 3.94 for Class R shares and 4.47% for Class Y shares. The S&P 500 Index, the Fund’s benchmark, returned
10.16% and the Fund’s Morningstar peer group of 1,744 Large Growth Funds returned an average of 10.31% for the same period.

Q.	What market conditions impacted the fund performance?

A.

The one-year ended September 30, 2010 presented U.S. equity investors with an extremely challenging macro-driven market environment. Against a backdrop of gradually recovering economic data, the market worked its way higher in the first six months, and the S&P 500 reached a high of 1217 on April 23rd. The investment climate changed strikingly in the middle of the period, as European sovereign debt concerns escalated. Within ten weeks the market hit its lows for the period, reacting not only to financial worries in Europe, but also uncertainties surrounding financial re-regulation in the U.S. From April highs through June the S&P 500 declined over 15%. Stocks continued to trade in a saw-tooth pattern through year-end on September 30th. When uncertainties reign, fundamentals tend to be ignored, and the market trades on macro data, driven by sentiment — it is either “risk-on” when the data look constructive, or “risk-off” when the data deteriorates. Correlations rose under these conditions, and it was very difficult for most mutual fund managers to add value through stock selection.

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The wall of worry cast a heavy shadow on the financial stocks, which declined close to 3% during the period. In fact, the financials were the only S&P 500 sector to decline during the year, pressured further by government re-regulation which cast into doubt the future profitability of banks. Energy (+4.6%) and health care (+8.3%) also lagged the S&P 500. These two industries were also in the crosshairs of government regulation during the period — Congress passed the historic health care industry overhaul in March and the government curtailed offshore drilling activity in the aftermath of the BP oil spill, among other new regulations. In the twelve-month period, consumer discretionary (+24%), industrials (+20%) and telecommunications (+19%) were the best performing S&P 500 sectors. However the market was tough to navigate as sentiment flip-flopped between euphoria and fear, resulting in high correlations among stocks, and no clear sector leadership in our view. In addition, the last twelve months saw the market favoring companies with smaller capitalizations and lower quality, to the detriment of some of our larger, blue chip holdings.

Q.	What were the primary drivers of fund performance?

A.	After last year’s outperformance, the Fund struggled to keep pace in an investing environment generally favoring smaller-cap, low quality companies this year. The key contributions came from strong stock selection among telecommunications and utilities stocks, while stock selection within financials, health care, consumer discretionary, technology and energy stock selections weighed most on returns.

The Fund benefited from strength in its wireless communications holdings, driven by rallies in NII Holdings (+37%) and American Tower (+41%). Nextel International rallied as the company sold a 30% stake in its Mexican wireless unit for $1.4 billion. American Tower benefited from strong secular growth in wireless data transmission and communications. Dominion was a top contributor within the utilities sector. A couple of positive contributors worth mentioning included Baidu (+162%). The dominant Chinese Internet search engine rallied as it took share from Google as it tousled with the Chinese government over censorship. Another highlight among individual holdings included Potash Corp. of Saskatchewan (+60%), which soared as the target of one of the year’s largest announced M&A transactions. We trimmed our holding in this leading maker of potash fertilizer after the deal was announced.

Financials and health care were the key sectors which caused the Fund to lag. In financials, 20%+ declines in both State Street and Goldman Sachs weighed on returns. State Street lagged amid low transactions volumes and a challenging net interest margin environment. By the end of the year, the company was addressing margin concerns, and the stock bounced 14% off of July lows. Goldman Sachs plunged on news of the SEC fraud allegations that emerged in April. We continued to hold Goldman at a lighter weighting at the end of the year, as we believed that its fundamentals and market leadership were not broken. Within health care, Amgen and Gilead both underperformed smaller biotech companies that enjoyed takeout premiums. We maintained our conviction in both stocks, and believed there is blockbuster potential for Amgen’s new bone-building therapy. The Fund’s modest overweight in health care stocks amplified the performance drag from these holdings.

Three other holdings created key performance drags. Research in Motion (-28%) declined as U.S. share losses plagued the BlackBerry maker. While we trimmed the position to reflect the shift in fundamentals, on the whole we continued to believe that there was ample growth in the smart phone market to support multiple competitors, especially outside of North America. Transocean (-32%) plunged in the aftermath of the Gulf oil spill. While we do not believe the company was responsible for the disaster, Transocean leased the Deepwater Horizon to BP. We sold our entire position, finding it difficult to

4

quantify the risks going forward. Monsanto (-37%) endured weakness in its Round-Up herbicide business as cheap Chinese generics flooded the market. We continued to hold Monsanto, however, for its impressive pipeline of genetically modified seed technologies — historically a more significant earnings driver.

Q.	Were there any significant changes to the Fund during the period?

A.	No. Our process remained consistent as we continued to seek large cap, high quality companies that we felt had the potential to survive and grow market share during a slow, gradual recovery. We continued to emphasize companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We added to health care, purchasing Omnicare, a leading provider of pharmaceutical care for the elderly, and Hospira in the specialty pharmaceutical and medication delivery business. We also added to our holdings in Life Technologies, Gilead and Johnson & Johnson. We increased our underweight in consumer discretionary and became underweight in energy, due to our Transocean elimination and trims of Marathon Oil, Chevron and Halliburton. We decreased our exposure to financials with profit uncertainties following financial re-regulation — we ended the year approximately market-weighted after eliminating Charles Schwab and Aon and trimming Goldman Sachs and JP Morgan. At September 30, 2010, the Fund’s largest overweights were in technology and materials, and the largest underweights were in industrials, consumer discretionary and consumer staples.

Valuations for many companies remain attractive, in our view. As the slow growth recovery continues, we believe that market share winners with strong balance sheets and management teams can survive, and have the potential to outperform. Amid changing market conditions in the past year, we have maintained our time-tested bottom-up stock selection approach with focus on a long-term investment horizon.

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Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 – September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class A	1,000.00	952.28	3.62
Class B	1,000.00	948.81	7.43
Class C	1,000.00	948.77	7.33
Class R	1,000.00	950.95	4.79
Class Y	1,000.00	953.71	2.35
Hypothetical 5% Return (2.5% for the period)
Class A	1,000.00	1,021.14	3.75
Class B	1,000.00	1,017.30	7.69
Class C	1,000.00	1,017.40	7.59
Class R	1,000.00	1,019.96	4.96
Class Y	1,000.00	1,022.41	2.43

*	Expenses are equal to the Fund’s annualized expense ratio of 0.74% for Class A shares, 1.52% for Class B shares, 1.50% for Class C shares, 0.98% for Class R shares and 0.48% for Class Y shares (for the period April 1, 2010 — September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: -4.77% for Class A shares, -5.12% for Class B shares, -5.12% for Class C shares, -4.90% for Class R shares and -4.63% for Class Y shares. Past performance does not guarantee future results.

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(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities of issuers that are tied economically to the U.S.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value(c)

Microsoft Corp.	3.29%	Apple Inc.	2.31%

PepsiCo Inc.	3.12%	Schlumberger Ltd.	2.19%

Amgen Inc.	2.62%	Exxon Mobil Corp.	2.12%

QUALCOMM Inc.	2.49%	The Goldman Sachs Group Inc.	1.98%

Cisco Systems Inc.	2.31%	International Business Machines Corp.	1.88%

Morningstar Performance Comparison

Large Growth Peer Group

Based on average annual returns for periods ended 9/30/10

	One Year	Five Year	Ten Year

Number of Funds in peer group	1,744	1,280	753

Peer group average annual total return*	10.31%	0.68%	(3.47)%

Morningstar Category in peer group: Large Growth

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the Large Growth peer group consisting of 1744, 1280 and 753 underlying funds, respectively.

Change in Value of a $10,000 Investment

Class A Shares

Average Annual Total Return for the

Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE U.S. Equity Fund	4.19%	1.33%	0.43%	02/22/93	10,434
With Load	(1.80)%	0.14%	(0.17)%		9,834
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575

Class B Shares

Average Annual Total Return for the

Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE U.S. Equity Fund	3.45%	0.57%	(0.02)%	12/22/93	9,976
With Load	(0.55)%	0.57%	(0.02)%
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575

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(unaudited)

Class C Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE U.S. Equity Fund	3.42%	0.57%	(0.30)%	09/30/99	9,703
With Load	2.42%	0.57%	(0.30)%
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575

Class R Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Since Inception	Commencement	Ending Value of a $10,000 Investment (a)
GE U.S. Equity Fund	3.94%	(3.76)%	01/29/08	9,027
S&P 500 Index	10.16%	(4.65)%*		8,806

Class Y Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE U.S. Equity Fund	4.47%	1.58%	0.68%	11/29/93	10,702
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value Basis is inclusive of Short-Term Investment in GE Money Market Fund.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the class shares’ inception date.

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GE U.S. Equity Fund	September 30, 2010

GE U.S. Equity Fund

Portfolio Composition as a % of Fair Value of $315,013 (in thousands) as of September 30, 2010 (unaudited)(s)

	Number of Shares	Fair Value

Common Stock — 95.0%†

Advertising — 1.6%

Omnicom Group Inc.	124,760	$4,925,525

Aerospace & Defense — 3.1%

CAE Inc.	157,474	1,630,232
Hexcel Corp.	51,669	919,191	(a)
Honeywell International Inc.	91,530	4,021,828
ITT Corp.	7,750	362,932
Rockwell Collins Inc.	22,167	1,291,228
United Technologies Corp.	21,433	1,526,673
		9,752,084

Agricultural Products — 0.7%

Archer-Daniels-Midland Co.	65,637	2,095,133

Asset Management & Custody Banks — 3.3%

Ameriprise Financial Inc.	41,845	1,980,524
Invesco Ltd.	50,048	1,062,519
State Street Corp.	152,190	5,731,475	(e,h)
The Bank of New York Mellon Corp.	65,093	1,700,880
		10,475,398

Automotive Retail — 0.1%

O’Reilly Automotive Inc.	7,108	378,146	(a)

	Number of Shares	Fair Value

Biotechnology — 4.4%

Amgen Inc.	149,650	$8,247,212	(a,h)
Gilead Sciences Inc.	153,845	5,478,420	(a)
		13,725,632

Brewers — 0.1%

Molson Coors Brewing Co.	10,461	493,968

Cable & Satellite — 1.2%

DIRECTV	55,797	2,322,829	(a)
Liberty Global Inc.	44,288	1,353,441	(a)
		3,676,270

Coal & Consumable Fuels — 0.1%

Peabody Energy Corp.	9,686	474,711

Communications Equipment — 5.3%

Cisco Systems Inc.	332,946	7,291,517	(a)
QUALCOMM Inc.	173,721	7,838,292
Research In Motion Ltd.	33,891	1,650,153	(a)
		16,779,962

Computer Hardware — 2.7%

Apple Inc.	25,663	7,281,876	(a)
Hewlett-Packard Co.	27,123	1,141,065
		8,422,941

Construction & Farm Machinery & Heavy Trucks — 1.0%

Cummins Inc.	10,395	941,579
Deere & Co.	25,297	1,765,225
Navistar International Corp.	10,628	463,806	(a)
		3,170,610

Consumer Finance — 0.3%

Capital One Financial Corp.	21,269	841,189

Data Processing & Outsourced Services — 2.9%

The Western Union Co.	267,683	4,729,959
Visa Inc.	60,462	4,489,908
		9,219,867

Department Stores — 0.2%

Macy’s Inc.	29,834	688,867

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

9

GE U.S. Equity Fund	September 30, 2010

	Number of Shares	Fair Value

Diversified Banks — 1.1%

US Bancorp	23,247	$502,600
Wells Fargo & Co.	115,359	2,898,972
		3,401,572

Diversified Metals & Mining — 0.3%

Freeport-McMoRan Copper & Gold Inc.	12,324	1,052,346

Diversified Support Services — 0.4%

Iron Mountain Inc.	55,270	1,234,732

Electric Utilities — 1.7%

Edison International	17,435	599,590
Entergy Corp.	17,435	1,334,301
ITC Holdings Corp.	9,032	562,242
NextEra Energy Inc	28,987	1,576,603
Northeast Utilities	43,824	1,295,876
		5,368,612

Electrical Components & Equipment — 0.2%

Cooper Industries PLC	10,633	520,273

Electronic Components — 0.3%

Corning Inc.	50,370	920,764

Fertilizers & Agricultural Chemicals — 1.5%

Monsanto Co.	57,891	2,774,716
Potash Corporation of Saskatchewan Inc.	13,161	1,895,710
		4,670,426

General Merchandise Stores — 1.1%

Target Corp.	62,964	3,364,796

Gold — 0.3%

Barrick Gold Corp.	19,459	900,757

Healthcare Distributors — 0.3%

Cardinal Health Inc.	27,896	921,684

Healthcare Equipment — 2.7%

Becton Dickinson and Co.	6,586	488,023

	Number of Shares	Fair value

Covidien PLC	111,247	$4,471,017
Hospira Inc.	23,250	1,325,482	(a)
ResMed Inc.	71,028	2,330,429	(a)
		8,614,951

Healthcare Services — 1.8%

Express Scripts Inc.	92,061	4,483,371	(a)
Omnicare Inc.	52,307	1,249,091
		5,732,462

Home Improvement Retail — 1.6%

Lowe’s Companies Inc.	221,649	4,940,556

Homebuilding — 0.1%

MDC Holdings Inc.	7,836	227,479

Homefurnishing Retail — 0.3%

Bed Bath & Beyond Inc.	22,218	964,483	(a)

Hotels, Resorts & Cruise Lines — 0.5%

Carnival Corp.	43,587	1,665,459

Household Products — 2.1%

Clorox Co.	36,397	2,429,864
The Procter & Gamble Co.	70,225	4,211,393
		6,641,257

Independent Power Producers & Energy Traders — 0.1%

Calpine Corp.	32,546	405,198	(a)

Industrial Gases — 1.2%

Praxair Inc.	41,394	3,736,222

Industrial Machinery — 0.2%

Eaton Corp.	6,588	543,444

Integrated Oil & Gas — 5.2%

Chevron Corp.	37,196	3,014,736
Exxon Mobil Corp.	108,130	6,681,353	(h)
Marathon Oil Corp.	46,495	1,538,984
Occidental Petroleum Corp.	17,205	1,347,151
Suncor Energy Inc.	116,254	3,784,068
		16,366,292

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

10

GE U.S. Equity Fund	September 30, 2010

	Number of Shares	Fair Value

Integrated Telecommunication Services — 1.1%

AT&T Inc.	86,403	$2,471,126
Verizon Communications Inc.	34,871	1,136,446
		3,607,572

Internet Software & Services — 2.3%

Baidu Inc. ADR	43,000	4,412,660	(a)
Google Inc.	5,688	2,990,694	(a)
		7,403,354

Investment Banking & Brokerage — 2.2%

Morgan Stanley	28,540	704,367
The Goldman Sachs Group Inc.	43,174	6,242,097
		6,946,464

IT Consulting & Other Services — 2.0%

Cognizant Technology Solutions Corp.	3,291	212,171	(a)
International Business Machines Corp.	44,164	5,924,159
		6,136,330

Life & Health Insurance — 2.2%

Aflac Inc.	32,425	1,676,697
MetLife Inc.	27,509	1,057,721
Principal Financial Group Inc.	46,495	1,205,150
Prudential Financial Inc.	55,752	3,020,643
		6,960,211

Life Sciences Tools & Services — 1.2%

Life Technologies Corp.	37,212	1,737,428	(a)
Thermo Fisher Scientific Inc.	42,242	2,022,547	(a)
		3,759,975

Movies & Entertainment — 2.2%

News Corp.	116,240	1,518,094
The Walt Disney Co.	46,495	1,539,449
Time Warner Inc.	129,593	3,972,025
		7,029,568

Multi-Utilities — 0.5%

Dominion Resources Inc.	38,746	1,691,650

Oil & Gas Equipment & Services — 2.7%

Halliburton Co.	11,623	384,373

	Number of Shares	Fair Value

National Oilwell Varco Inc.	13,948	$620,268
Schlumberger Ltd.	111,886	6,893,296
Weatherford International Ltd.	37,971	649,304	(a)
		8,547,241

Oil & Gas Exploration & Production — 1.6%

Apache Corp.	29,426	2,876,686
Devon Energy Corp.	20,432	1,322,768
Southwestern Energy Co.	26,704	892,982	(a)
		5,092,436

Oil & Gas Storage & Transportation — 0.7%

El Paso Corp.	120,111	1,486,974
Spectra Energy Corp.	25,185	567,922
		2,054,896

Other Diversified Financial Services — 3.5%

Bank of America Corp.	418,908	5,491,884
JPMorgan Chase & Co.	144,405	5,497,498
		10,989,382

Packaged Foods & Meats — 1.7%

Kraft Foods Inc.	131,660	4,063,028
McCormick & Company Inc.	13,562	570,146
Nestle S.A. ADR	11,624	621,070
		5,254,244

Personal Products — 0.3%

Avon Products Inc.	32,847	1,054,717

Pharmaceuticals — 2.3%

Abbott Laboratories	8,108	423,562
Bristol-Myers Squibb Co.	86,179	2,336,313
Johnson & Johnson	46,882	2,904,809
Novartis AG ADR	5,812	335,178
Pfizer Inc.	81,080	1,392,144
		7,392,006

Property & Casualty Insurance — 0.6%

ACE Ltd.	30,996	1,805,517

Railroads — 0.9%

Union Pacific Corp.	36,140	2,956,252

Real Estate Services — 0.4%

CB Richard Ellis Group Inc.	62,813	1,148,222	(a)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

11

GE U.S. Equity Fund	September 30, 2010

	Number of Shares	Fair Value

Regional Banks — 0.2%

Regions Financial Corp.	65,041	$472,848

Reinsurance — 0.4%

PartnerRe Ltd.	15,105	1,211,119

Security & Alarm Services — 0.5%

Corrections Corporation of America	59,280	1,463,030	(a)

Semiconductor Equipment — 0.4%

KLA-Tencor Corp.	36,579	1,288,678

Semiconductors — 2.4%

Intel Corp.	239,572	4,606,970
Microchip Technology Inc.	17,838	561,005
Texas Instruments Inc.	82,323	2,234,246
		7,402,221

Soft Drinks — 3.1%

PepsiCo Inc.	148,064	9,837,372

Specialized Finance — 1.5%

CME Group Inc.	18,476	4,812,074

Steel — 1.4%

Allegheny Technologies Inc.	92,900	4,315,205

Systems Software — 4.0%

Microsoft Corp.	422,674	10,351,286
Oracle Corp.	85,869	2,305,583
		12,656,869

Tobacco — 0.4%

Philip Morris International Inc.	22,473	1,258,937

Wireless Telecommunication Services — 2.3%

American Tower Corp.	33,513	1,717,876	(a)
NII Holdings Inc.	131,719	5,413,651	(a)
		7,131,527
Total Common Stock (Cost $277,781,707)		298,993,985

	Number of Shares	Fair Value

Exchange Traded Funds — 1.7%

Financial Select Sector SPDR Fund	69,422	$996,206	(p)
Industrial Select Sector SPDR Fund	137,271	4,293,837	(p)

Total Exchange Traded Funds (Cost $6,107,124)		5,290,043

Other Investments — 0.0%*

GEI Investment Fund (Cost $76,224)		69,364	(k)

Total Investments in Securities (Cost $283,965,055)		304,353,392

Short-Term Investments — 3.4%

Short-Term Investments — 3.2%

GE Money Market Fund Institutional Class
0.03%		10,174,741	(d,k)

	Principal Amount	Fair Value

Time Deposit — 0.2%

State Street Corp. 0.01% 10/01/10	$485,000	$485,000	(e)

Total Short-Term Investments (Cost $10,659,741)		10,659,741

Total Investments (Cost $294,624,796)		315,013,133

Liabilities in Excess of Other Assets, net — (0.1)%		(404,949)

NET ASSETS — 100.0%		$314,608,184

Other Information

The Fund had the following long futures contracts open at September 30, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

S&P 500 Emini Index Futures	December 2010	77	$4,376,295	$156,999

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

12

Stephen V. Gelhaus

Vice President

Paul C. Reinhardt

Senior Vice President

The GE Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions. See portfolio managers’ biographical information beginning on page 189.

Q.	How did the GE Core Value Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?
A.	For the twelve-month period ended September 30, 2010, the GE Core Value. Equity Fund returned 5.70% for Class A shares, 4.84% for Class B shares, 4.83% for Class C shares, 5.34% for Class R shares and 5.88% for Class Y shares. The S&P 500 Index, the Fund’s benchmark, returned 10.16% and the Fund’s Morningstar peer group of 1,966 Large Blend Funds returned an average of 8.99% for the same period.

Q.	What market conditions impacted the fund performance?

A.

The one-year ended September 30, 2010 presented U.S. equity investors with an extremely challenging macro-driven market environment. Against a backdrop of gradually recovering economic data, the market worked its way higher in the first six months, and the S&P 500 reached a high of 1217 on April 23rd. The investment climate changed strikingly in the middle of the period, as European sovereign debt concerns escalated. Within ten weeks the market hit its lows for the period, reacting not only to financial worries in Europe, but also uncertainties surrounding financial re-regulation in the U.S. From April highs through June the S&P 500 declined over 15%. Stocks continued to trade in a saw-tooth pattern through year-end on September 30th. When uncertainties reign, fundamentals tend to be ignored, and the market trades on macro data, driven by sentiment — it is either “risk-on” when the data look constructive, or “risk-off” when the data deteriorates. Correlations rose under these conditions, and it was very difficult for most mutual fund managers to add value through stock selection.

The wall of worry cast a heavy shadow on the financial stocks, which declined close to 3% during the period. In fact, the financials were the only S&P 500 sector to decline during the year, pressured further by government re-regulation which cast into doubt the future profitability of banks. Energy (+4.6%) and health care (+8.3%) also lagged the S&P 500. These two industries were also in the crosshairs of government regulation during the period — Congress passed the historic health care industry overhaul in March and the government curtailed offshore drilling activity in the aftermath of the BP oil spill, among other new regulations. In the twelve-month period, consumer discretionary (+24%), industrials (+20%) and telecommunication were the best performing sectors in the S&P 500. However the market was tough to navigate as sentiment flip-flopped between euphoria and fear, resulting in high correlations among stocks, and no clear sector leadership in our view. In addition, the last twelve months saw the market favoring companies with smaller capitalizations and lower quality, to the detriment of some of our larger, blue chip holdings.

13

Q.	What were the primary drivers of fund performance?

A.	The Fund struggled to keep pace in an investing environment generally favoring smaller-cap, low quality companies during the year. The key contributions came from strong stock selection among materials, industrials and utilities stocks, although our financials, consumer discretionary, technology and health care stock selections weighed most on returns. Core Value benefited from strong stock selection in materials and industrials — some of the sectors levered to cyclical recovery and relative strength in emerging markets. Potash Corp. of Saskatchewan (+60%) soared as the target of one of the year’s largest announced M&A transactions. We trimmed our holding in this leading maker of potash fertilizer on strength after the deal. Within industrials, Deere (+25.9%) and Eaton (+27.0%) contributed, each benefiting from strong end market demand for its machinery products (i.e., global agricultural equipment for Deere and industrial/transportation components for Eaton). Union Pacific also rallied 42% on a pick-up in rail transportation volumes. Other key single-stock contributors for the year included Ameriprise (+33% as it built its asset management presence) and Dominion Resources (+33% an outperformer in utilities). An advantageous overweight in utilities also boosted Fund annual returns.
Unfortunately, the fund was modestly overweight in financials, the only S&P 500 sector with a negative annual return. Some of the holdings which pressured performance included were companies hurt by lower equity transactions volumes during the year (i.e., State Street (-28%) and Bank of New York Mellon (-9%) in capital markets). Underweighting consumer discretionary hurt performance, as it was the benchmark’s top performing sector. In particular, our media holdings lagged due to underperformance in News Corp. (-16%). A75% run-up in pricey internet retailers (e.g., Amazon.com and priceline.com) also impacted relative performance; however these stocks did not fit our relative value criteria, and were not owned. High momentum stocks also hurt relative performance within technology — not owning Apple (+53%) was the Fund’s greatest single performance detractor. Western Union (-5%) cost relative returns, although the stock was acting much better by the end of the year on a management change and pick-up in fundamentals. We continued to believe that the large blue chip technology companies we own have the ability to generate good free cash flow that can be used to the benefit of patient shareholders.

Health care stocks struggled on a relative basis during the year, and our holdings were no exception. Amgen (-9%) underperformed smaller biotech stocks which commanded takeout premiums during the year, but we continued to believe there is blockbuster potential for Amgen’s new bone-building therapy expected to be launched within the next six months. Baxter International also pulled back and was eliminated on deteriorating fundamentals.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund continued to emphasize financially strong companies that the investment team believes can gain market share in a slow-growth economic environment. The biggest changes in positioning included new overweights in consumer staples and utilities, and decreasing our overweight in financials. We also lightened our exposure to industrials, taking profits in names like Deere, Eaton and Rockwell Collins as they rallied. Consumer discretionary and information technology continued to be underweighted sectors in the portfolio.

As smaller cap, more cyclical stocks outperformed, the valuation of large-cap, multinational consumer staples companies became even more compelling. In this environment we increased our holdings in Archer Daniels Midland, Clorox, Kraft, and Oracle. We also built our overweight in energy, taking advantage of valuations in the sector, and anticipating long-term supply-demand imbalances. We

14

initiated positions in Suncor, Hess and Weatherford International, while adding to our ExxonMobil position.

We funded these purchases with proceeds from our financials sales, including eliminations of Goldman Sachs and MetLife post the announcement of the firm’s purchase of AIG’s life insurance business. We also sold Baxter International, Boston Scientific, CVS Caremark and Alliant Techsystems due to fundamental concerns. In addition, we eliminated Nike and trimmed Cardinal Health McCormick and Dominion on price strength.

15

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 – September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class A	1,000.00	966.82	6.71
Class B	1,000.00	963.81	10.44
Class C	1,000.00	963.24	10.43
Class R	1,000.00	965.68	7.93
Class Y	1,000.00	967.98	5.48
Hypothetical 5% Return (2.5% for the period)
Class A	1,000.00	1,018.09	6.88
Class B	1,000.00	1,014.34	10.71
Class C	1,000.00	1,014.34	10.71
Class R	1,000.00	1,016.86	8.14
Class Y	1,000.00	1,019.32	5.62

*	Expenses are equal to the Fund’s annualized expense ratio of 1.36% for Class A shares, 2.12% for Class B shares, 2.12% for Class C shares, 1.61% for Class R shares and 1.11% for Class Y shares (for the period April 1, 2010 — September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: -3.32% for Class A shares, -3.62% for Class B shares, -3.68% for Class C shares, -3.43% for Class R shares and -3.20% for Class Y shares. Past performance does not guarantee future results.

16

(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value(c)

International Business Machines Corp.	3.15%	JPMorgan Chase & Co.	2.41%

Microsoft Corp.	2.66%	The Procter & Gamble Co.	2.35%

PepsiCo Inc.	2.57%	Chevron Corp.	2.35%

Exxon Mobil Corp.	2.48%	Johnson & Johnson	2.26%

Time Warner Inc.	2.42%	Omnicom Group Inc.	2.14%

Morningstar Performance Comparison

Large Blend Peer Group

Based on average annual returns for periods ended 9/30/10

	One Year	Five Year	Ten Year

Number of Funds in peer group	1,966	1,423	761

Peer group average annual total return*	8.99%	0.31%	(0.99)%

Morningstar Category in peer group: Large Blend

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the Large Blend peer group consisting of 1966, 1423, and 761 underlying funds, respectively.

Change in Value of a $10,000 Investment

Class A Shares

Average Annual Total Return for the

Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Core Value Equity Fund	5.70%	1.91%	1.28%	09/08/93	11,355
With Load	(0.37)%	0.71%	0.68%		10,702
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575

Class B Shares

Average Annual Total Return for the

Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Core Value Equity Fund	4.84%	1.16%	0.66%	09/08/93	10,680
With Load	0.84%	1.16%	0.66%
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575

17

(unaudited)

Class C Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Core Value Equity Fund	4.83%	1.16%	0.51%	09/30/99	10,526
With Load	3.83%	1.16%	0.51%
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575

Class R Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Since Inception		Commencement	Ending Value of a $10,000 Investment (a)
GE Core Value Equity Fund	5.34%	(3.71)%		01/29/08	9,040
S&P 500 Index	10.16%	(4.65)%	*		8,806

Class Y Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Core Value Equity Fund	5.88%	2.42%	1.62%	01/05/98	11,743
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value Basis is inclusive of Short-Term Investment in GE Money Market Fund.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the class shares’ inception date.

18

GE Core Value Equity Fund	September 30, 2010

GE Core Value Equity Fund

Portfolio Composition as a % of Fair Value of $37,384 (in thousands) as of September 30, 2010 (unaudited)(s)

	Number of Shares	Fair Value

Common Stock — 96.2%†

Advertising — 2.2%

Omnicom Group Inc.	20,302	$801,523

Aerospace & Defense — 2.4%

Honeywell International Inc.	14,324	629,397
ITT Corp.	2,256	105,648
Rockwell Collins Inc.	2,832	164,964
		900,009

Agricultural Products — 1.1%

Archer-Daniels-Midland Co.	12,182	388,849

Asset Management & Custody Banks — 4.4%

Ameriprise Financial Inc.	12,182	576,574
Invesco Ltd.	8,572	181,984
State Street Corp.	9,362	352,573	(e)
The Bank of New York Mellon Corp.	18,949	495,137
		1,606,268

Biotechnology — 2.1%

Amgen Inc.	10,151	559,422	(a)
Gilead Sciences Inc.	6,204	220,924	(a)
		780,346

Brewers — 0.4%

Molson Coors Brewing Co.	3,045	143,785

	Number of Shares	Fair Value

Coal & Consumable Fuels — 0.4%

Peabody Energy Corp.	2,820	$138,208

Communications Equipment — 1.1%

Cisco Systems Inc.	18,384	402,610	(a)

Computer Hardware — 0.9%

Hewlett-Packard Co.	7,895	332,143

Construction & Farm Machinery & Heavy Trucks — 1.4%

Deere & Co.	7,364	513,860

Data Processing & Outsourced Services — 1.7%

The Western Union Co.	34,965	617,832

Department Stores — 0.6%

Macy’s Inc.	8,686	200,560

Diversified Banks — 2.2%

US Bancorp	6,767	146,303
Wells Fargo & Co.	26,506	666,096
		812,399

Diversified Metals & Mining — 0.8%

Freeport-McMoRan Copper & Gold Inc.	3,588	306,379

Electric Utilities — 2.6%

Edison International	5,076	174,564
Entergy Corp.	5,075	388,390
NextEra Energy Inc	4,512	245,408
Northeast Utilities	5,639	166,745
		975,107

Electronic Components — 0.7%

Corning Inc.	14,663	268,040

Fertilizers & Agricultural Chemicals — 1.1%

Potash Corporation of Saskatchewan Inc.	2,820	406,193

General Merchandise Stores — 0.3%

Target Corp.	2,077	110,995

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

19

GE Core Value Equity Fund	September 30, 2010

	Number of Shares	Fair Value

Gold — 0.7%

Barrick Gold Corp.	5,665	$262,233

Healthcare Distributors — 0.7%

Cardinal Health Inc.	8,121	268,318

Healthcare Equipment — 1.6%

Becton Dickinson and Co.	1,918	142,124
Covidien PLC	11,314	454,710
		596,834

Healthcare Services — 1.0%

Omnicare Inc.	15,226	363,597

Home Improvement Retail — 0.7%

Lowe’s Companies Inc.	11,955	266,477

Home Furnishing Retail — 0.5%

Bed Bath & Beyond Inc.	4,174	181,193	(a)

Hotels, Resorts & Cruise Lines — 0.2%

Carnival Corp.	2,030	77,566

Household Products — 3.9%

Clorox Co.	8,120	542,091
The Procter & Gamble Co.	14,662	879,280
		1,421,371

Independent Power Producers & Energy Traders — 0.3%

Calpine Corp.	9,474	117,951	(a)

Industrial Machinery — 0.4%

Eaton Corp.	1,918	158,216

Integrated Oil & Gas — 7.0%

Chevron Corp.	10,828	877,609
Exxon Mobil Corp.	15,000	926,850
Marathon Oil Corp.	13,534	447,975
Occidental Petroleum Corp.	1,467	114,866
Suncor Energy Inc.	7,218	234,946
		2,602,246

Integrated Telecommunication Services — 2.8%

AT&T Inc.	25,152	719,347
Verizon Communications Inc.	10,151	330,821
		1,050,168

	Number of Shares	Fair Value

Investment Banking & Brokerage — 0.6%

Morgan Stanley	8,308	$205,041

IT Consulting & Other Services — 3.2%

International Business Machines Corp.	8,780	1,177,749	(h)

Life & Health Insurance — 3.4%

MetLife Inc.	8,007	307,869
Principal Financial Group Inc.	13,535	350,827
Prudential Financial Inc.	11,279	611,096
		1,269,792

Life Sciences Tools & Services — 0.9%

Life Technologies Corp.	1,466	68,448	(a)
Thermo Fisher Scientific Inc.	5,639	269,995	(a)
		338,443

Movies & Entertainment — 4.9%

News Corp.	33,837	441,911
The Walt Disney Co.	13,535	448,144
Time Warner Inc.	29,551	905,738
		1,795,793

Multi-Utilities — 1.3%

Dominion Resources Inc.	11,278	492,397

Oil & Gas Equipment & Services — 2.1%

Halliburton Co.	3,384	111,909
National Oilwell Varco Inc.	4,061	180,593
Schlumberger Ltd.	4,815	296,652
Weatherford International Ltd.	11,053	189,006	(a)
		778,160

Oil & Gas Exploration & Production — 2.6%

Apache Corp.	5,977	584,312
Devon Energy Corp.	5,948	385,074
		969,386

Oil & Gas Storage & Transportation — 1.2%

El Paso Corp.	23,686	293,233
Spectra Energy Corp.	7,331	165,314
		458,547

Other Diversified Financial Services — 4.2%

Bank of America Corp.	50,755	665,398
JPMorgan Chase & Co.	23,686	901,726
		1,567,124

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

20

GE Core Value Equity Fund	September 30, 2010

	Number of Shares	Fair Value

Packaged Foods & Meats — 2.9%

Kraft Foods Inc.	23,347	$720,488
McCormick & Company Inc.	3,947	165,932
Nestle S.A. ADR	3,384	180,807
		1,067,227

Personal Products — 0.4%

Avon Products Inc.	4,963	159,362

Pharmaceuticals — 5.0%

Abbott Laboratories	2,360	123,286
Bristol-Myers Squibb Co.	14,098	382,197
Johnson & Johnson	13,648	845,630
Novartis AG ADR	1,692	97,578
Pfizer Inc.	23,603	405,264
		1,853,955

Property & Casualty Insurance — 1.4%

ACE Ltd.	9,023	525,590

Railroads — 1.3%

Union Pacific Corp.	6,042	494,236

Reinsurance — 1.0%

PartnerRe Ltd.	4,429	355,117

Semiconductor Equipment — 0.6%

KLA-Tencor Corp.	6,137	216,206

Semiconductors — 3.5%

Intel Corp.	36,205	696,222
Microchip Technology Inc.	5,193	163,320
Texas Instruments Inc.	16,016	434,674
		1,294,216

Soft Drinks — 2.6%

PepsiCo Inc.	14,437	959,194

Steel — 1.2%

Allegheny Technologies Inc.	9,216	428,083

Systems Software — 4.2%

Microsoft Corp.	40,604	994,392
Oracle Corp.	20,866	560,252
		1,554,644

Tobacco — 1.0%

Philip Morris International Inc.	6,542	366,483

	Number of Shares	Fair Value

Wireless Telecommunication Services — 0.5%

American Tower Corp.	3,497	$179,256	(a)

Total Common Stock (Cost $33,009,792)		35,577,277
Exchange Traded Funds — 1.6%

Financial Select Sector SPDR Fund	8,077	115,905	(p)
Industrial Select Sector SPDR Fund	15,357	480,367	(h,p)

Total Exchange Traded Funds (Cost $718,564)		596,272
Other Investments — 0.0%*

GEI Investment Fund (Cost $12,108)		11,018	(k)

Total Investments in Securities (Cost $33,740,464)		36,184,567
Short-Term Investments — 3.3%

GE Money Market Fund Institutional Class
0.03% (Cost $1,199,178)		1,199,178	(d,k)

Total Investments (Cost $33,939,642)		37,383,745

Liabilities in Excess of Other Assets, net — (1.1)%		(425,788)

NET ASSETS — 100%		$36,957,957

Other Information

The Fund had the following long futures contracts open at September 30, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

S&P 500 Emini Index Futures	December 2010	10	$568,350	$16,080

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

21

David B. Carlson

Chief Investment Officer — U.S. Equities

David B. Carlson has been the portfolio manager of the GE Premier Growth Equity Fund since its inception in 1996. See portfolio managers’ biographical information beginning on page 189.

Q.	How did the GE Premier Growth Equity Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Premier Growth Equity Fund returned 5.69% for Class A shares, 4.88% for Class B shares, 4.87% for Class C shares, 5.40% for Class R shares and 5.94% for Class Y shares. The Fund’s broad based benchmarks, The S&P 500 Index and the Russell 1000 Growth Index, returned 10.16% and 12.66% respectively, and the Fund’s Morningstar peer group of 1,744 Large Growth Funds returned an average of 10.31% for the same period.

Q.	What market conditions impacted the Fund performance?

A.	The one-year ended September 30, 2010 presented

U.S. equity investors with an extremely challenging macro-driven market environment. Against a backdrop of gradually recovering economic data, the market worked its way higher in the first six months, and the S&P 500 reached a high of 1217 on April 23rd. The investment climate changed strikingly in the middle of the period, as European sovereign debt concerns escalated. Within ten weeks the market hit its lows for the period, reacting not only to financial worries in Europe, but also uncertainties surrounding financial re-regulation in the U.S. From April highs through June the S&P 500 declined over 15%. Stocks continued to trade in a saw-tooth pattern through year-end on September 30th. When uncertainties reign, fundamentals tend to be ignored, and the market trades on macro data, driven by sentiment — it is either “risk-on” when the data look constructive, or “risk-off” when the data deteriorates. Correlations rose under these conditions, and it was very difficult for most mutual fund managers to add value through stock selection.

The wall of worry cast a heavy shadow on the financial stocks, which declined close to 3% during the period. In fact, the financials were the only S&P 500 sector to decline during the year, pressured further by government re-regulation which cast into doubt the future profitability of banks. Energy (+4.6%) and health care (+8.3%) also lagged the S&P

500. These two industries were also in the crosshairs of government regulation during the period — Congress passed the historic health care industry overhaul in March and the government curtailed offshore drilling activity in the aftermath of the BP oil spill, among other new regulations. In the twelve-month period, consumer discretionary (+24%), industrials (+20%) and telecommunication (+19%) were the best performing sectors in the S&P 500. However the market was tough to navigate as sentiment flip-flopped between euphoria and fear, resulting in high correlations among stocks, and no clear sector leadership in our view. In addition, the last twelve months saw the market favoring companies with smaller capitalizations and lower quality, to the detriment of some of our larger, blue chip holdings.

Q.	What were the primary drivers of Fund performance?

A.

From a sector standpoint, health care was the biggest detriment to performance for the year. With the passage of the new healthcare regulation, we will see an increased tax burden placed on many healthcare companies. In addition to the regulation concerns, the sluggish U.S. economy has resulted in lower than expected healthcare utilization. Biotech holdings Amgen and Gilead and medical device company Medtronic all lagged the market during the year. Even in animal health, our

22

holding in VCA Antech lagged due to lower than expected utilization brought about from the slow economy.

In the materials sector, our holding in Monsanto lagged the market. A flood of cheap Chinese herbicide generics drove prices down for Monsanto’s Round-Up franchise. We continued to own Monsanto for its higher-growth genetically modified seeds and traits business which has historically been a more significant earnings driver than its chemicals business.

The consumer discretionary sector was a positive contributor to performance with Direct TV and Liberty Global up strongly for the year. In the technology sector we had strong performance in Baidu, a Chinese internet company, and Intuit, a US software company. In the telecom sector, our holding in American Tower benefited from the continuing growth in wireless voice and data.

Q.	Were there any significant changes to the Fund during the period?

A.	There were no significant changes during the year. There were 37 stocks in the portfolio at year-end. The Technology sector remains the largest sector weight at approximately 34%. Tech looked attractive to us for several reasons; above-average growth, significant international mix, strong cash flow generation and attractive valuation levels. The portfolio was also overweighted in consumer discretionary, health care, and financials at year-end.

In terms of portfolio activity, earlier this year we initiated a position in Apple and sold Molex. We also eliminated our position in Transocean, after the Deepwater Horizon accident in the Gulf of Mexico. Although we do not believe Transocean was responsible for the disaster, they leased the rig to BP. We replaced Transocean with Southwestern Energy — a natural gas and oil developer and producer with a strong production growth outlook. Within health care, we lightened our exposure to Medtronic and initiated a position in Covidien, a health care equipment and supplies company that we believe may be facing fewer headwinds. We maintained our underweight in pharmaceutical companies and our overweight in biotech companies, preferring biotech’s innovative pipelines.

On the margin, we modestly decreased our exposure within financials, energy and consumer discretionary (taking profits in Bed Bath & Beyond and Liberty Global), and added to our holdings within healthcare and technology, driven by what we believe were compelling valuations. We continue to focus on achieving a portfolio of high quality, above-average growers that we believe will outperform over the long term.

23

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 – September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class A	1,000.00	954.84	4.90
Class B	1,000.00	951.23	8.71
Class C	1,000.00	951.32	8.56
Class R	1,000.00	953.63	6.02
Class Y	1,000.00	956.08	3.63
Hypothetical 5% Return (2.5% for the period)
Class A	1,000.00	1,019.86	5.06
Class B	1,000.00	1,016.02	9.00
Class C	1,000.00	1,016.16	8.84
Class R	1,000.00	1,018.73	6.22
Class Y	1,000.00	1,021.14	3.75

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% for Class A shares, 1.78% for Class B shares, 1.75% for Class C shares, 1.23% for Class R shares and 0.74% for Class Y shares (for the period April 1, 2010 — September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: -4.52% for Class A shares, -4.88% for Class B shares, -4.87% for Class C shares, -4.64% for Class R shares and -4.39% for Class Y shares. Past performance does not guarantee future results.

24

(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value(c)

QUALCOMM Inc.	4.65%	Amgen Inc.	3.86%

PepsiCo Inc.	4.40%	Liberty Global Inc.	3.79%

The Western Union Co.	4.36%	Schlumberger Ltd.	3.69%

DIRECTV	4.31%	CME Group Inc.	3.65%

American Tower Corp.	3.98%	Visa Inc.	3.63%

Morningstar Performance Comparison

Large Growth Peer Group

Based on average annual returns for periods ended 9/30/10

	One Year	Five Year	Ten Year

Number of Funds in peer group	1,744	1,280	753

Peer group average annual total return*	10.31%	0.68%	(3.47)%

Morningstar Category in peer group: Large Growth

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the Large Growth peer group consisting of 1744, 1280 and 753 underlying funds, respectively.

Change in Value of a $10,000 Investment

Class A Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Premier Growth Equity Fund	5.69%	0.73%	(0.33)%	12/31/96	9,676
With Load	(0.39)%	(0.46)%	(0.92)%		9,120
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575
Russell 1000 Growth	12.66%	2.06%	(3.43)%		7,054

25

(unaudited)

26

Class B Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Premier Growth Equity Fund	4.88%	(0.03)%	(0.78)%	12/31/96	9,251
With Load	0.88%	(0.03)%	(0.78)%
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575
Russell 1000 Growth	12.66%	2.06%	(3.43)%		7,054

Class C Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Premier Growth Equity Fund	4.87%	(0.03)%	(1.07)%	09/30/99	8,982
With Load	3.87%	(0.03)%	(1.07)%
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575
Russell 1000 Growth	12.66%	2.06%	(3.43)%		7,054

Class R Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Since Inception	Commencement	Ending Value of a $10,000 Investment (a)
GE Premier Growth Equity Fund	5.40%	(1.87)%	01/29/08	9,508
S&P 500 Index	10.16%	(4.65)%*		8,806
Russell 1000 Growth	12.66%	(1.67)%*		9,560

Class Y Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Premier Growth Equity Fund	5.94%	0.98%	(0.08)%	12/31/96	9,922
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575
Russell 1000 Growth	12.66%	2.06%	(3.43)%		7,054

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value Basis is inclusive of Short-Term Investment in GE Money Market Fund.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the class shares’ inception date.

GE Premier Growth Equity Fund	September 30, 2010

GE Premier Growth Equity Fund

Portfolio Composition as a % of Fair Value of $186,904 (in thousands) as of September 30, 2010 (unaudited)(s)

	Number of Shares	Fair Value

Common Stock — 96.8%†

Application Software — 2.3%

Intuit Inc.	102,317	$4,482,508	(a)

Asset Management & Custody Banks — 2.9%

State Street Corp.	147,526	5,555,829	(e)

Biotechnology — 5.4%

Amgen Inc.	130,870	7,212,246	(a,h)
Gilead Sciences Inc.	85,660	3,050,353	(a)
		10,262,599

Cable & Satellite — 9.1%

Comcast Corp.	133,250	2,266,583
DIRECTV	193,688	8,063,231	(a)
Liberty Global Inc.	231,759	7,082,555	(a)
		17,412,369

Communications Equipment — 8.8%

Cisco Systems Inc.	254,602	5,575,784	(a,h)
QUALCOMM Inc.	192,736	8,696,248
Research In Motion Ltd.	51,396	2,502,471	(a)
		16,774,503

Computer Hardware — 3.0%

Apple Inc.	20,449	5,802,404	(a)

	Number of Shares	Fair Value

Data Processing & Outsourced Services — 9.6%

Paychex Inc.	126,111	$3,466,791
The Western Union Co.	461,615	8,156,737
Visa Inc.	91,371	6,785,210
		18,408,738

Diversified Support Services — 2.4%

Iron Mountain Inc.	202,254	4,518,354

Electronic Components — 1.2%

Corning Inc.	128,491	2,348,816

Fertilizers & Agricultural Chemicals — 2.0%

Monsanto Co.	79,950	3,832,004

Healthcare Equipment — 2.8%

Covidien PLC	49,481	1,988,641
Medtronic Inc.	99,937	3,355,884
		5,344,525

Healthcare Facilities — 1.1%

VCA Antech Inc.	99,937	2,107,671	(a)

Healthcare Services — 4.6%

Express Scripts Inc.	119,925	5,840,348	(a)
Lincare Holdings Inc.	118,973	2,985,033
		8,825,381

Home Improvement Retail — 2.7%

Lowe’s Companies Inc.	228,428	5,091,660

Homefurnishing Retail — 3.2%

Bed Bath & Beyond Inc.	142,767	6,197,516	(a,h)

Hotels, Resorts & Cruise Lines — 1.5%

Carnival Corp.	76,143	2,909,424

Industrial Machinery — 3.1%

Dover Corp.	114,214	5,963,113

Internet Software & Services — 5.3%

Baidu Inc. ADR	56,240	5,771,349	(a)
eBay Inc.	180,839	4,412,472	(a,h)
		10,183,821

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

27

GE Premier Growth Equity Fund	September 30, 2010

	Number of Shares	Fair Value

Investment Banking & Brokerage — 3.1%

The Goldman Sachs Group Inc.	41,403	$5,986,046

Life & Health Insurance — 1.4%

Aflac Inc.	51,396	2,657,687	(h)

Oil & Gas Equipment & Services — 3.6%

Schlumberger Ltd.	111,835	6,890,154

Oil & Gas Exploration & Production — 1.0%

Southwestern Energy Co.	57,107	1,909,658	(a)

Real Estate Services — 2.1%

CB Richard Ellis Group Inc.	217,482	3,975,571	(a)

Soft Drinks — 4.3%

PepsiCo Inc.	123,732	8,220,754

Specialized Finance — 3.6%

CME Group Inc.	26,174	6,817,018

Systems Software — 2.8%

Microsoft Corp.	218,910	5,361,106

Wireless Telecommunication Services — 3.9%

American Tower Corp.	145,147	7,440,235	(a)

Total Common Stock (Cost $172,343,777)		185,279,464
Other Investments — 0.0%*

GEI Investment Fund (Cost $12,901)		11,740	(k)

Total Investments in Securities (Cost $172,356,678)		185,291,204

Number of Shares	Fair Value

Short-Term Investments — 0.9%

GE Money Market Fund Institutional Class
0.03% (Cost $1,612,906)	$1,612,906	(d,k)

Total Investments (Cost $173,969,584)	186,904,110

Other Assets and Liabilities, net — 2.3%	4,488,554

NET ASSETS — 100.0%	$191,392,664

Other Information

The Fund had the following long futures contracts open at September 30, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)

S&P 500 Emini Index Futures	December 2010	18	$1,023,030	$(1,907)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

28

David Wiederecht

President and Chief Investment Officer — Investment Strategies

The GE Small-Cap Equity Fund is managed by David Wiederecht, who is vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Mr. Wiederecht has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Palisade Capital Management L.L.C.; and SouthernSun Asset Management, LLC. See portfolio managers’ biographical information beginning on page 189.

Q.	How did the GE Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Small-Cap Equity Fund returned 13.55% for Class A shares, 12.72% for Class B shares, 12.79% for Class C shares, 13.24% for Class R shares and 13.83% for Class Y shares. The Russell 2000 Index, the Fund’s benchmark, returned 13.34% and the Fund’s Morningstar peer group of 645 Small Blend Funds returned an average of 13.34% for the same period.
Q.	What market conditions impacted Fund performance?

A.	The last twelve months ended September 30, 2010 presented investors with an extremely challenging market environment. U.S. equity markets exhibited an uptrend during the first six months of the period, aided by improving economic data pointing to the continuation of a slow and steady economic recovery and government stimulus. In a subsequent second quarter 2010 reversal, stocks plunged as double-dip fears emerged and investors sought defensive investments such as gold and treasury bonds. Stocks continued their saw-tooth pattern in the third quarter of 2010, which was characterized by mixed economic data and lingering uncertainties — from both the European banking situation and growing U.S. government involvement in the business arena.

Q.	What were the primary drivers of Fund performance?

A.	The Fund outperformed the Russell 2000 Index over the twelve-month period ended September 2010. The outperformance, spread across seven sectors, was most pronounced in the industrials and financials sectors. In the Industrials sector, a slight overweight position complemented by strong stock selection produced a strong outperformance versus the industrial stocks of the Russell

2000 Index over the same twelve month period. In the Financials sector, a large underweight position combined with strong stock selection benefited the Fund’s performance versus the index. Strong stock selection was also exhibited within the Information technology sector. Detractors to Fund performance resided mainly in the healthcare and materials sectors, where a slight overweight in healthcare, along with stock selection within the materials sector detracted from relative performance versus the Russell 2000 Index during the period.

Q.	Were there any significant changes to the Fund during the period?

A.	On September 10, 2010, the Board of Trustees approved the hiring of Kennedy Capital Management, Inc. as an additional investment sub-adviser for the Fund. Kennedy will serve as one of five sub-advisers to the Fund, and will manage a portion of the Fund’s assets allocated to it by the Adviser. Additionally, effective September 10, 2010, David Wiederecht assumed overall portfolio management responsibilities for the Fund.

29

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 – September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class A	1,000.00	1,013.67	9.14
Class B	1,000.00	1,009.70	13.05
Class C	1,000.00	1,010.98	12.91
Class R	1,000.00	1,012.68	10.24
Class Y	1,000.00	1,015.17	7.98
Hypothetical 5% Return (2.5% for the period)
Class A	1,000.00	1,015.87	9.15
Class B	1,000.00	1,012.01	13.06
Class C	1,000.00	1,012.16	12.91
Class R	1,000.00	1,014.78	10.25
Class Y	1,000.00	1,017.00	7.99

*	Expenses are equal to the Fund’s annualized expense ratio of 1.81% for Class A shares, 2.59% for Class B shares, 2.56% for Class C shares, 2.03% for Class R shares and 1.58% for Class Y shares (for the period April 1, 2010 — September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: 1.37% for Class A shares, 0.97% for Class B shares, 1.10% for Class C shares, 1.27% for Class R shares and 1.52% for Class Y shares. Past performance does not guarantee future results.

30

(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities of small-cap companies under normal circumstances. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund to benefit from both value and growth cycles in the marketplace.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value(c)

Sensient Technologies Corp.	1.26%	Jarden Corp.	0.99%

Oil States International Inc.	1.06%	Bio-Reference Laboratories Inc.	0.94%

Del Monte Foods Co.	1.04%	HCC Insurance Holdings Inc.	0.94%

LKQ Corp.	1.02%	SM Energy Co.	0.93%

Deckers Outdoor Corp.	1.01%	Cracker Barrel Old Country Store Inc.	0.93%

Morningstar Performance Comparison

Small Blend Peer Group

Based on average annual returns for periods ended 9/30/10

	One Year	Five Year	Ten Year

Number of Funds in peer group	645	475	254

Peer group average annual total return*	13.34%	0.79%	4.91%

Morningstar Category in peer group : Small Blend

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the Small Blend peer group consisting of 645, 475 and 254 underlying funds, respectively.

Change in Value of a $10,000 Investment

Class A Shares

Average Annual Total Return for the

Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Small-Cap Equity Fund	13.55%	0.56%	5.04%	09/30/98	16,338
With Load	6.97%	(0.64)%	4.41%		15,399
Russell 2000 Index	13.34%	1.59%	4.01%		14,817

Class B Shares

Average Annual Total Return for the

Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Small-Cap Equity Fund	12.72%	(0.20)%	4.57%	09/30/98	15,629
With Load	8.72%	(0.20)%	4.57%
Russell 2000 Index	13.34%	1.59%	4.01%		14,817

31

(unaudited)

Class C Shares

Average Annual Total Return for the

Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Small-Cap Equity Fund	12.79%	(0.19)%	4.26%	09/30/99	15,177
With Load	11.79%	(0.19)%	4.26%
Russell 2000 Index	13.34%	1.59%	4.01%		14,817

Class R Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Since Inception	Commencement	Ending Value of a $10,000 Investment (a)
GE Small-Cap Equity Fund	13.24%	(2.31)%	01/29/08	9,396
Russell 2000 Index	13.34%	(0.53)%*		9,860

Class Y Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Small-Cap Equity Fund	13.83%	0.83%	5.32%	09/30/98	16,792
Russell 2000 Index	13.34%	1.59%	4.01%		14,817

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value Basis is inclusive of Short-Term Investment in GE Money Market Fund.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the class shares’ inception date.

32

GE Small-Cap Equity Fund	September 30, 2010

GE Small-Cap Equity Fund

Portfolio Composition as a % of Fair Value of $38,366 (in thousands) as of September 30, 2010 (unaudited)(s)

	Number of Shares	Fair Value

Common Stock — 95.2%†

Advertising — 0.8%

Arbitron Inc.	11,100	$310,467

Aerospace & Defense — 0.9%

Esterline Technologies Corp.	1,110	63,525	(a)
Teledyne Technologies Inc.	7,200	286,704	(a)
		350,229

Agricultural Products — 0.5%

Darling International Inc.	24,400	207,888	(a)

Air Freight & Logistics — 0.3%

Dynamex Inc.	1,100	16,775	(a)
UTi Worldwide Inc.	6,464	103,941
		120,716

Apparel Retail — 1.6%

Aeropostale Inc.	7,800	181,350	(a)
American Eagle Outfitters Inc.	5,400	80,784
Bebe Stores Inc.	3,800	27,398
Brown Shoe Company Inc.	1,800	20,646
JOS A Bank Clothiers Inc.	1,000	42,610	(a)
The Buckle Inc.	8,500	225,590
The Finish Line Inc.	2,400	33,384
		611,762

	Number of Shares	Fair Value

Apparel, Accessories & Luxury Goods — 0.8%

Columbia Sportswear Co.	3,550	$207,462
Fossil Inc.	1,100	59,169	(a)
Maidenform Brands Inc.	1,800	51,930	(a)
		318,561

Application Software — 5.8%

ACI Worldwide Inc.	4,100	91,799	(a)
AsiaInfo Holdings Inc.	1,700	33,541	(a)
Blackbaud Inc.	13,400	322,136
Blackboard Inc.	4,400	158,576	(a)
Bottomline Technologies Inc.	7,400	113,664	(a)
Concur Technologies Inc.	2,200	108,768	(a)
Ebix Inc.	5,900	138,355
ePlus Inc.	1,400	30,030	(a)
Interactive Intelligence Inc.	2,916	51,322	(a)
Jack Henry & Associates Inc.	4,400	112,200
MicroStrategy Inc.	1,200	103,932	(a)
Parametric Technology Corp.	17,000	332,180	(a)
SolarWinds Inc.	7,400	127,724	(a)
Solera Holdings Inc.	4,700	207,552
SS&C Technologies Holdings Inc.	4,100	64,780	(a)
Ultimate Software Group Inc.	5,400	208,656	(a)
		2,205,215

Asset Management & Custody Banks — 0.7%

Affiliated Managers Group Inc.	2,625	204,776	(a)
Waddell & Reed Financial Inc.	2,900	79,344
		284,120

Auto Parts & Equipment — 0.3%

China Automotive Systems Inc.	1,200	18,336	(a)
Federal-Mogul Corp.	1,500	28,365	(a)
Tenneco Inc.	900	26,073	(a)
Wonder Auto Technology Inc.	5,612	47,758	(a)
		120,532

Automobile Manufacturers — 0.1%

Thor Industries Inc.	900	30,060

Biotechnology — 1.1%

Cubist Pharmaceuticals Inc.	4,400	102,916	(a)
Genomic Health Inc.	4,400	58,784	(a)
Martek Biosciences Corp.	5,132	116,137	(a)
Myriad Genetics Inc.	6,600	108,306	(a)
PDL BioPharma Inc.	4,120	21,671
		407,814

Coal & Consumable Fuels — 0.5%

James River Coal Co.	10,300	180,559	(a)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

33

GE Small-Cap Equity Fund	September 30, 2010

	Number of Shares	Fair Value

Commercial Printing — 0.1%

Multi-Color Corp.	2,200	$33,880

Commodity Chemicals — 0.5%

Koppers Holdings Inc.	7,825	210,258

Communications Equipment — 1.2%

Acme Packet Inc.	1,000	37,940	(a)
Cogo Group Inc.	3,859	23,849	(a)
CommScope Inc.	8,900	211,286	(a)
Comtech Telecommunications Corp.	555	15,179	(a)
DG FastChannel Inc.	1,100	23,925	(a)
Loral Space & Communications Inc.	900	46,980	(a)
Oplink Communications Inc.	1,544	30,633	(a)
PC-Tel Inc.	3,400	20,876	(a)
Plantronics Inc.	1,000	33,780
		444,448

Construction & Engineering — 1.3%

Chicago Bridge & Iron Company N.V.	8,500	207,825	(a)
Great Lakes Dredge & Dock Corp.	4,373	25,407
Quanta Services Inc.	2,600	49,608	(a)
URS Corp.	5,450	206,991	(a)
		489,831

Construction & Farm Machinery & Heavy Trucks — 2.0%

AGCO Corp.	4,850	189,199	(a)
Cascade Corp.	4,370	138,966
Hawk Corp.	219	9,476	(a)
NACCO Industries Inc.	200	17,478
Trinity Industries Inc.	9,400	209,338
WABCO Holdings Inc.	1,100	46,134	(a)
Wabtec Corp.	3,400	162,486
		773,077

Consumer Finance — 0.3%

Ezcorp Inc.	1,800	36,072	(a)
First Cash Financial Services Inc.	1,200	33,300	(a)
Nelnet Inc.	1,800	41,184
		110,556

Data Processing & Outsourced Services — 1.6%

ExlService Holdings Inc.	1,200	23,340	(a)
Global Cash Access Holdings Inc.	20,100	82,008	(a)
NeuStar Inc.	2,900	72,094	(a)
TeleTech Holdings Inc.	1,600	23,744	(a)
VeriFone Holdings Inc.	9,100	282,737	(a)
Wright Express Corp.	3,800	135,698	(a)
		619,621

	Number of Shares	Fair Value

Distributors — 1.0%

LKQ Corp.	18,800	$391,040	(a)

Diversified Metals & Mining — 0.6%

Compass Minerals International Inc.	3,000	229,860

Diversified Real Estate Activities — 0.1%

Coresite Realty Corp. (REIT)	3,200	52,448	(a)

Diversified Support Services — 0.9%

Copart Inc.	2,200	72,534	(a)
Healthcare Services Group Inc.	5,700	129,903
Ritchie Bros Auctioneers Inc.	5,900	122,543
Unifirst Corp.	400	17,660
		342,640

Education Services — 0.7%

American Public Education Inc.	2,900	95,294	(a)
Bridgepoint Education Inc.	700	10,822	(a)
K12 Inc.	4,400	127,732	(a)
Lincoln Educational Services Corp.	2,700	38,907	(a)
		272,755

Electric Utilities — 0.8%

IDACORP Inc.	8,300	298,136

Electrical Components & Equipment — 1.8%

Baldor Electric Co.	7,000	282,800
Brady Corp.	8,500	247,945
Woodward Governor Co.	5,300	171,826
		702,571

Electronic Components — 0.1%

Vishay Intertechnology Inc.	3,000	29,040	(a)

Electronic Equipment & Instruments—1.4%

Checkpoint Systems Inc.	1,300	26,455	(a)
Coherent Inc.	800	32,008	(a)
FARO Technologies Inc.	3,700	80,697	(a)
Keithley Instruments Inc.	2,254	48,484
National Instruments Corp.	6,070	198,246
Newport Corp.	8,925	101,210	(a)
Rofin-Sinar Technologies Inc.	1,300	32,994	(a)
		520,094

Electronic Manufacturing Services — 0.5%

Benchmark Electronics Inc.	2,891	47,412	(a)
CTS Corp.	2,787	26,811

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

34

GE Small-Cap Equity Fund	September 30, 2010

	Number of Shares	Fair Value

DDi Corp.	2,358	$21,788
Methode Electronics Inc.	2,315	21,020
Park Electrochemical Corp.	1,100	28,974
Plexus Corp.	800	23,480	(a)
Zygo Corp.	400	3,920	(a)
		173,405

Environmental & Facilities Services — 1.3%

ABM Industries Inc.	10,900	235,331
Waste Connections Inc.	6,600	261,756	(a)
		497,087

Food Distributors — 0.1%

Spartan Stores Inc.	3,900	56,550

Food Retail — 0.6%

Ruddick Corp.	6,500	225,420

Footwear — 1.4%

CROCS Inc.	2,700	35,127	(a)
Deckers Outdoor Corp.	7,749	387,140	(a)
Skechers U.S.A. Inc.	800	18,792	(a)
Steven Madden Ltd.	1,029	42,251	(a)
The Timberland Co.	1,600	31,696	(a)
Wolverine World Wide Inc.	1,000	29,010
		544,016

Healthcare Distributors — 0.8%

Owens & Minor Inc.	10,350	294,561

Healthcare Equipment — 3.1%

Accuray Inc.	4,200	26,124	(a)
American Medical Systems Holdings Inc.	7,300	142,934	(a)
Analogic Corp.	600	26,928
Gen-Probe Inc.	3,700	179,302	(a)
Integra LifeSciences Holdings Corp.	5,300	209,138	(a)
Masimo Corp.	4,700	128,357
Natus Medical Inc.	1,800	26,226	(a)
NuVasive Inc.	3,630	127,558	(a)
Orthofix International N.V.	500	15,710	(a)
Sirona Dental Systems Inc.	600	21,624	(a)
SonoSite Inc.	2,900	97,179	(a)
SurModics Inc.	2,200	26,224	(a)
Teleflex Inc.	2,200	124,916
TomoTherapy Inc.	5,700	20,064	(a)
Zoll Medical Corp.	400	12,908	(a)
		1,185,192

Healthcare Facilities — 0.7%

National Healthcare Corp.	300	11,121

	Number of Shares	Fair Value

Sun Healthcare Group Inc.	11,493	$97,346	(a)
The Ensign Group Inc.	1,201	21,558
US Physical Therapy Inc.	1,600	26,752	(a)
VCA Antech Inc.	5,921	124,874	(a)
		281,651

Healthcare Services — 2.8%

Almost Family Inc.	800	23,704	(a)
Bio-Reference Laboratories Inc.	17,300	360,878	(a)
Catalyst Health Solutions Inc.	700	24,647	(a)
Continucare Corp.	7,417	31,151	(a)
Corvel Corp.	400	16,980	(a)
Emergency Medical Services Corp.	600	31,950	(a)
Gentiva Health Services Inc.	1,400	30,590	(a)
HMS Holdings Corp.	3,200	188,608	(a)
IPC The Hospitalist Company Inc.	1,072	29,287	(a)
Mednax Inc.	5,900	314,470	(a)
RehabCare Group Inc.	986	19,937	(a)
		1,072,202

Healthcare Supplies — 1.3%

Align Technology Inc.	2,400	46,992	(a)
Atrion Corp.	100	15,751
Immucor Inc.	4,445	88,144	(a)
Medical Action Industries Inc.	6,982	63,187	(a)
Meridian Bioscience Inc.	4,400	96,272
West Pharmaceutical Services Inc.	5,900	202,429
		512,775

Healthcare Technology — 0.9%

Allscripts Healthcare Solutions Inc.	1,620	29,921	(a)
athenahealth Inc.	4,700	155,194	(a)
Computer Programs & Systems Inc.	800	34,056
MedAssets Inc.	6,600	138,864	(a)
		358,035

Home Furnishing Retail — 0.8%

Aaron’s Inc.	14,750	272,138
Pier 1 Imports Inc.	3,987	32,654	(a)
		304,792

Household Products — 0.3%

WD-40 Co.	2,900	110,258

Housewares & Specialties — 1.3%

Jarden Corp.	12,200	379,786
Tupperware Brands Corp.	2,900	132,704
		512,490

Human Resource & Employment Services — 0.1%

Administaff Inc.	1,200	32,316

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

35

GE Small-Cap Equity Fund	September 30, 2010

	Number of Shares	Fair Value

Industrial Machinery — 4.5%

Ampco-Pittsburgh Corp.	1,243	$30,851
Chart Industries Inc.	1,531	31,171	(a)
CLARCOR Inc.	6,600	254,958
Flowserve Corp.	1,200	131,304
Gardner Denver Inc.	2,400	128,832
Harsco Corp.	3,700	90,946
IDEX Corp.	8,800	312,488
Kaydon Corp.	800	27,680
Middleby Corp.	2,875	182,246	(a)
Mueller Industries Inc.	3,600	95,364
Nordson Corp.	2,975	219,228
Tennant Co.	900	27,810
Thermadyne Holdings Corp.	2,315	32,711	(a)
Timken Co.	3,725	142,891
		1,708,480

Instruments-Controls — 0.1%

Elster Group SE ADR	2,300	31,740	(a)

Insurance Brokers — 0.7%

Arthur J Gallagher & Co.	4,400	116,028
Brown & Brown Inc.	7,400	149,406
		265,434

Internet Software & Services — 1.2%

Art Technology Group Inc.	29,600	122,248	(a)
comScore Inc.	5,400	127,008	(a)
Constant Contact Inc.	5,200	111,436	(a)
LogMeIn Inc.	700	25,186	(a)
NIC Inc.	7,400	61,346
		447,224

Investment Banking & Brokerage — 1.1%

GFI Group Inc.	21,600	100,224
Raymond James Financial Inc.	12,600	319,158
		419,382

IT Consulting & Other Services — 0.7%

CACI International Inc.	700	31,682	(a)
iGate Corp.	4,888	88,668
RightNow Technologies Inc.	1,201	23,660	(a)
Sapient Corp.	3,100	37,107
SRA International Inc.	3,800	74,936	(a)
Virtusa Corp.	1,191	11,541	(a)
		267,594

Leisure Products — 0.6%

Polaris Industries Inc.	3,225	209,948

	Number of Shares	Fair Value

Summer Infant Inc.	3,859	$30,177	(a)
		240,125

Life Sciences Tools & Services — 2.6%

Bio-Rad Laboratories Inc.	2,200	199,122	(a)
Bruker Corp.	22,260	312,308	(a)
Dionex Corp.	400	34,576	(a)
ICON PLC ADR	10,000	216,200	(a)
Luminex Corp.	8,347	133,552	(a)
Techne Corp.	1,900	117,287
		1,013,045

Managed Healthcare — 1.3%

AMERIGROUP Corp.	1,000	42,470	(a)
Centene Corp.	8,250	194,618	(a)
Molina Healthcare Inc.	9,600	259,104	(a)
		496,192

Metal & Glass Containers — 1.2%

Aptargroup Inc.	5,900	269,453
Silgan Holdings Inc.	5,800	183,860
		453,313

Multi-Line Insurance — 0.9%

HCC Insurance Holdings Inc.	13,800	360,042

Multi-Utilities — 0.5%

OGE Energy Corp.	4,675	186,392

Office Electronics — 0.3%

Zebra Technologies Corp.	3,900	131,196	(a)

Office (REIT) — 1.5%

BioMed Realty Trust Inc.	16,200	290,304
Digital Realty Trust Inc.	4,700	289,990
		580,294

Office Services & Supplies — 0.2%

Compx International Inc.	100	1,323
Herman Miller Inc.	2,900	57,072
		58,395

Oil & Gas Drilling — 0.1%

Pioneer Drilling Co.	7,908	50,453	(a)

Oil & Gas Equipment & Services — 2.8%

Dril-Quip Inc.	4,400	273,284	(a)
Lufkin Industries Inc.	800	35,120

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

36

GE Small-Cap Equity Fund	September 30, 2010

	Number of Shares	Fair Value

Newpark Resources Inc.	3,800	$31,920	(a)
Oil States International Inc.	8,700	404,985	(a)
RPC Inc.	800	16,928
Superior Energy Services Inc.	8,100	216,189	(a)
Tetra Technologies Inc.	8,800	89,760	(a)
		1,068,186

Oil & Gas Exploration & Production — 2.1%

Brigham Exploration Co.	1,600	30,000	(a)
GMX Resources Inc.	10,100	49,086	(a)
Gulfport Energy Corp.	4,400	60,896	(a)
Oasis Petroleum Inc.	1,200	23,244	(a)
Penn Virginia Corp.	1,500	24,060
Resolute Energy Corp.	7,400	81,844	(a)
Rosetta Resources Inc.	2,900	68,121	(a)
SandRidge Energy Inc.	22,000	124,960	(a)
SM Energy Co.	9,500	355,870
		818,081

Packaged Foods & Meats — 4.1%

Del Monte Foods Co.	30,300	397,233
Flowers Foods Inc.	9,600	238,464
Lancaster Colony Corp.	3,900	185,250
Lance Inc.	7,400	157,620	(a)
Smart Balance Inc.	13,300	51,604	(a)
Smithfield Foods Inc.	15,275	257,078	(a)
The Hain Celestial Group Inc.	8,800	211,024	(a)
TreeHouse Foods Inc.	1,200	55,320	(a)
		1,553,593

Paper Packaging — 0.9%

Packaging Corporation of America	13,200	305,844
Rock-Tenn Co.	700	34,867
		340,711

Personal Products — 0.9%

Alberto-Culver Co.	8,200	308,730
Revlon Inc.	1,700	21,454	(a)
		330,184

Pharmaceuticals — 0.2%

Questcor Pharmaceuticals Inc.	4,245	42,110	(a)
The Medicines Co.	2,100	29,820	(a)
		71,930

Precious Metals & Minerals — 0.1%

Coeur d’Alene Mines Corp.	1,900	37,848	(a)

Property & Casualty Insurance — 2.2%

Alleghany Corp.	449	136,060	(a)

	Number of Shares	Fair Value

Allied World Assurance Company Holdings Ltd.	4,400	$248,996
Argo Group International Holdings Ltd.	2,900	100,746
Aspen Insurance Holdings Ltd.	1,500	45,420
First Mercury Financial Corp.	5,838	58,847
National Interstate Corp.	2,900	63,133
Navigators Group Inc.	4,400	196,372	(a)
		849,574

Publishing — 1.4%

John Wiley & Sons Inc.	8,125	331,988
Morningstar Inc.	4,400	196,064	(a)
		528,052

Railroads — 0.9%

Genesee & Wyoming Inc.	7,700	334,103	(a)

Regional Banks — 3.1%

Cullen Bankers Inc.	4,500	242,415
First Midwest Bancorp Inc.	4,700	54,191
Fulton Financial Corp.	8,000	72,480
Prosperity Bancshares Inc.	6,100	198,067
Sterling Bancorp	500	4,345
SVB Financial Group	5,000	211,600	(a)
UMB Financial Corp.	5,900	209,509
Westamerica Bancorporation	3,300	179,817
		1,172,424

Research & Consulting Services — 0.5%

CoStar Group Inc.	4,200	204,582	(a)
Resources Connection Inc.	400	5,504
		210,086

Restaurants — 1.4%

Cracker Barrel Old Country Store Inc.	7,000	355,320
Denny’s Corp.	16,420	51,066	(a)
Domino’s Pizza Inc.	1,500	19,830	(a)
Einstein Noah Restaurant Group Inc.	1,900	20,140	(a)
Wendy’s Group Inc.	15,600	70,668
		517,024

Semiconductor Equipment — 1.0%

GT Solar International Inc.	4,000	33,480	(a)
Rudolph Technologies Inc.	26,600	221,046	(a)
Tessera Technologies Inc.	1,100	20,350	(a)
Varian Semiconductor Equipment Associates Inc.	3,900	112,242	(a)
		387,118

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

37

GE Small-Cap Equity Fund	September 30, 2010

	Number of Shares	Fair Value

Semiconductors — 1.8%

Applied Micro Circuits Corp.	3,000	$30,000	(a)
Ceva Inc.	1,715	24,525	(a)
Diodes Inc.	1,300	22,217	(a)
Integrated Device Technology Inc.	3,000	17,550	(a)
IXYS Corp.	2,530	24,162	(a)
Lattice Semiconductor Corp.	5,788	27,493	(a)
Microsemi Corp.	13,600	233,240	(a)
RF Micro Devices Inc.	5,400	33,156	(a)
Semtech Corp.	10,700	216,033	(a)
Standard Microsystems Corp.	900	20,529	(a)
TriQuint Semiconductor Inc.	3,300	31,680	(a)
		680,585

Specialized Consumer Services — 0.5%

Matthews International Corp.	5,500	194,480

Specialized (REIT’s) — 1.4%

Healthcare Realty Trust Inc.	10,300	240,917
Omega Healthcare Investors Inc.	12,600	282,870
		523,787

Specialty Chemicals — 2.3%

Arch Chemicals Inc.	6,075	213,172
Minerals Technologies Inc.	600	35,352
NewMarket Corp.	709	80,599
Omnova Solutions Inc.	3,559	25,589	(a)
PolyOne Corp.	2,700	32,643	(a)
Sensient Technologies Corp.	15,900	484,791
Stepan Co.	386	22,816
		894,962

Specialty Stores — 1.4%

Jo-Ann Stores Inc.	4,500	200,475	(a)
Tractor Supply Co.	6,650	263,739
Ulta Salon Cosmetics & Fragrance Inc.	2,100	61,320	(a)
		525,534

Steel — 0.8%

Commercial Metals Co.	16,103	233,332
Haynes International Inc.	900	31,428
Worthington Industries Inc.	2,000	30,060
		294,820

Systems Software — 2.0%

Ariba Inc.	10,300	194,670	(a)
MICROS Systems Inc.	8,300	351,339	(a)
Progress Software Corp.	3,700	122,470	(a)
Sourcefire Inc.	2,900	83,636	(a)
		752,115

	Number of Shares	Fair Value

Technology Distributors — 0.2%

Anixter International Inc.	600	$32,394	(a)
Insight Enterprises Inc.	1,900	29,716	(a)
		62,110

Trading Companies & Distributors — 0.8%

Applied Industrial Technologies Inc.	7,900	241,740
DXP Enterprises Inc.	1,286	24,408	(a)
TAL International Group Inc.	1,100	26,642
Watsco Inc.	500	27,840
		320,630

Trucking — 1.1%

Landstar System Inc.	4,400	169,928
Old Dominion Freight Line Inc.	10,200	259,284	(a)
		429,212
Total Common Stock (Cost $33,322,690)		36,435,378
Other Investments — 0.0%*

GEI Investment Fund (Cost $8,731)		7,946	(k)

Total Investments in Securities (Cost $33,331,421)		36,443,324
Short-Term Investments — 5.0%

GE Money Market Fund Institutional Class
0.03% (Cost $1,922,230)		1,922,230	(d,k)

Total Investments (Cost $35,253,651)		38,365,554

Liabilities in Excess of Other Assets, net — (0.2)%		(93,660)

NET ASSETS — 100.0%		$38,271,894

Other Information

The Fund had the following long futures contracts open at September 30, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

Russell 2000 Mini Index Futures	December 2010	8	$539,600	$32,601

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

38

Robert A. Jaminski

Senior Vice President

Daizo Motoyoshi

Senior Vice President

The GE Global Equity Fund is co-managed by Robert A. Jasminski and Daizo Motoyoshi. Messrs. Jasminski and Motoyoshi each independently manage approximately one-half of the portfolio; however, they operate as a collaborative team and inform each other of trades. See portfolio managers’ biographical information beginning on page 189.

Q.	How did the GE Global Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Global Equity Fund returned 6.14% for Class A shares, 5.37% for Class B shares, 5.39% for Class C shares, 5.88% for Class R shares and 6.42% for Class Y shares. The MSCI World Index, the Fund’s benchmark, returned 6.76% and the Fund’s Morningstar peer group of 850 World Stock Funds returned an average of 9.13% for the same period.

Q.	What market conditions impacted Fund performance?

A.	The Fund was impacted by market volatility related to several macro factors including the sovereign debt crisis in Europe, new proposed financial regulations both in the U.S. and abroad as well swings in currency markets as many nations try to ensure their export sector remains competitive. On the positive side, companies have reported revenues and earnings that have been better than expected and have helped support equity prices despite several macro headwinds.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.	The financial and materials sectors had the biggest negative impact on the Fund’s performance. Nomura (Japan) and JP Morgan (U.S.) were two financial holdings that did not perform well during the time period. Nomura has struggled in their efforts to grow their presence in the U.S. in order to become a global competitor. In the materials sector Monsanto (U.S.) has been hurt due to heavy competition in herbicides. The industrials sector was the best performing sector. It benefited from holdings in Zhuzhou CSR Times (China), a maker of electrical equipment for trains, and Cummins, a U.S. engine manufacturer.
Q.	Did the weightings/country allocation of the Fund change? Why?

A.	The country allocation did not change materially over the past 12 months. The Fund’s weight in Continental Europe increased slightly as we had the opportunity to invest in stocks that we believe are high quality and that had fallen to attractive valuations due to fears around the sovereign debt crisis. As a result the Fund’s weighting to the U.S. fell be a similar degree. The Fund’s Emerging Markets exposure also increased by approximately 2% on our positive outlook for growth in the region.

Q.	What were the major buys and sells for the period and why?

The Fund purchased Keyence, a Japanese manufacturer of sensors and measuring instruments for factory automation, which we believed will be an early beneficiary of a turnaround in machinery orders. Capital One was purchased earlier in the year as we believed the company would be an early beneficiary of an improving economy in the U.S.

The Fund eliminated Roche (healthcare — Switzerland) due to a lack of catalysts and headline risk around some of their drugs. Mitsubishi UFJ (financials — Japan) was trimmed on decreased confidence in management and doubts around the synergies of the joint venture with Morgan Stanley.

39

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 – September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class A	1,000.00	996.88	6.36
Class B	1,000.00	993.09	10.44
Class C	1,000.00	993.17	10.09
Class R	1,000.00	995.32	7.60
Class Y	1,000.00	998.44	5.06
Hypothetical 5% Return (2.5% for the period)
Class A	1,000.00	1,018.53	6.43
Class B	1,000.00	1,014.49	10.55
Class C	1,000.00	1,014.83	10.20
Class R	1,000.00	1,017.30	7.69
Class Y	1,000.00	1,019.81	5.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27% for Class A shares, 2.09% for Class B shares, 2.02% for Class C shares, 1.52% for Class R shares and 1.01% for Class Y shares (for the period April 1, 2010 — September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: -0.31% for Class A shares, -0.69% for Class B shares, -0.68% for Class C shares, -0.47% for Class R shares and -0.16% for Class Y shares. Past performance does not guarantee future results.

40

(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests in companies in both developed and Emerging Market countries, including the United States.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value(c)

QUALCOMM Inc.	2.39%	Nestle S.A.	1.93%

American Tower Corp.	2.30%	Suncor Energy Inc.	1.73%

Fresenius SE	2.30%	Monsanto Co.	1.64%

Schlumberger Ltd.	2.24%	Baidu Inc. ADR	1.61%

JP Morgan Chase & Co.	1.99%	Zhuzhou CSR Times Electric Company Ltd.	1.59%

Morningstar Performance Comparison

World Stock Peer Group

Based on average annual returns for periods ended 9/30/10

	One Year	Five Year	Ten Year

Number of Funds in peer group	850	485	265

Peer group average annual total return*	9.13%	2.29%	1.28%

Morningstar Category in peer group : World Stock

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the World Stock peer group consisting of 850, 485 and 265 underlying funds, respectively.

Change in Value of a $10,000 Investment

Class A Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Global Equity Fund	6.14%	2.40%	0.62%	02/22/93	10,642
With Load	0.04%	1.19%	0.03%		10,030
MSCIW Index	6.76%	1.30%	0.78%		10,808

Class B Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Global Equity Fund	5.37%	1.63%	0.18%	12/22/93	10,184
With Load	1.37%	1.63%	0.18%
MSCIW Index	6.76%	1.30%	0.78%		10,808

41

(unaudited)

Class C Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Global Equity Fund	5.39%	1.62%	(0.06)%	09/30/99	9,940
With Load	4.39%	1.62%	(0.06)%
MSCIW Index	6.76%	1.30%	0.78%		10,808

Class R Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Since Inception	Commencement	Ending Value of a $10,000 Investment (a)
GE Global Equity Fund	5.88%	(8.31)%	01/29/08	7,932
MSCIW Index	6.76%	(5.66)%*		8,560

Class Y Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Global Equity Fund	6.42%	2.65%	0.88%	11/29/93	10,916
MSCIW Index	6.76%	1.30%	0.78%		10,808

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value Basis is inclusive of Short-Term Investment in GE Money Market Fund.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the class shares’ inception date.

42

GE Global Equity Fund	September 30, 2010

GE Global Equity Fund

Portfolio Composition as a % of Fair Value of $45,406 (in thousands) as of September 30, 2010 (unaudited)(s)

	Number of Shares	Fair Value

Common Stock — 92.9% †

Australia — 1.1%

Brambles Ltd.	48,163	$292,394
Paladin Energy Ltd.	53,436	185,745	(a)
		478,139

Brazil — 2.8%

Banco Santander Brasil S.A.	42,717	574,872
Petroleo Brasileiro S.A. ADR	12,226	401,257
Rossi Residencial S.A.	32,020	306,176	(a)
		1,282,305

Canada — 4.2%

CAE Inc.	25,661	265,653
Potash Corporation of Saskatchewan Inc.	4,211	606,552
Research In Motion Ltd.	5,123	249,439	(a)
Suncor Energy Inc.	24,118	785,041
		1,906,685

Chile — 1.2%

Sociedad Quimica y Minera de Chile S.A. ADR	11,419	550,853

China — 4.4%

Baidu Inc. ADR	7,107	729,320	(a)
China South Locomotive and Rolling Stock Corp.	184,000	174,681

	Number of Shares	Fair Value

Sinopharm Group Co.	91,362	$377,184	(a)
Zhuzhou CSR Times Electric Company Ltd.	225,335	724,200
		2,005,385

Denmark — 0.6%

AP Moller — Maersk A/S	32	267,903

Egypt — 0.4%

Egyptian Financial Group-Hermes Holding	38,431	195,767	(a)

Finland — 0.3%

Nokia Oyj	11,117	111,854	(a)

France — 3.5%

Accor S.A.	4,123	150,765
BNP Paribas	8,905	634,237
Eutelsat Communications	8,813	336,882	(a)
Schneider Electric S.A.	3,817	484,672
		1,606,556

Germany — 7.3%

Adidas AG	7,320	453,794
Bayer AG	3,981	277,993
Beiersdorf AG	3,836	235,137
Daimler AG	7,411	470,059
Deutsche Boerse AG	9,116	609,129
Gerresheimer AG	4,649	186,279
Kabel Deutschland Holding AG	3,850	152,950	(a)
SAP AG	6,847	339,175
Siemens AG	5,678	600,207
		3,324,723

Hong Kong — 0.4%

Li & Fung Ltd.	28,865	163,042

India — 0.4%

BEML Ltd.	8,040	194,653	(a)

Italy — 0.0%*

UniCredit S.p.A.	7,825	20,009

Japan — 10.3%

Fanuc Ltd.	2,800	356,284
Hitachi Metals Ltd.	10,000	117,668
Japan Tobacco Inc.	44	146,368
Jupiter Telecommunications Company Ltd.	230	247,786

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

43

GE Global Equity Fund	September 30, 2010

	Number of Shares	Fair Value

Keyence Corp.	2,500	$543,452
Kubota Corp.	47,000	429,830
Mitsubishi Corp.	13,000	308,272
Nabtesco Corp.	22,000	357,888
Nomura Holdings Inc.	69,534	336,267
Sumitomo Metal Industries Ltd.	99,000	250,048
Taiyo Nippon Sanso Corp.	43,985	373,825
Toray Industries Inc.	27,000	150,287
Toyota Motor Corp.	15,200	545,482
Unicharm Corp.	13,500	542,973
		4,706,430

Netherlands — 0.7%

Koninklijke Philips Electronics N.V.	9,860	310,341

Russian Federation — 0.7%

Mobile Telesystems OJSC ADR	14,395	305,606

South Africa — 1.2%

MTN Group Ltd.	19,206	346,982
Naspers Ltd.	4,123	201,471
		548,453

South Korea — 1.1%

Doosan Heavy Industries and Construction Company Ltd.	3,760	279,960
Samsung SDI Company Ltd.	1,750	239,421	(a)
		519,381

Spain — 2.5%

Banco Santander S.A.	48,866	621,555	(a)
Telefonica S.A.	21,075	522,636
		1,144,191

Switzerland — 2.3%

Nestle S.A.	16,349	876,063
Novartis AG	2,951	170,212
		1,046,275

Taiwan — 0.8%

E Ink Holdings Inc.	176,000	341,392

United Kingdom — 6.5%
Aegis Group PLC	129,322	251,675
BG Group PLC	18,199	320,763	(a)
BHP Billiton PLC	16,655	531,461
British Airways PLC	58,796	224,956
Cable & Wireless Communications PLC	148,260	132,584
HSBC Holdings PLC	26,819	272,586

	Number of Shares	Fair Value

Lloyds Banking Group PLC	372,257	$434,790
Prudential PLC	30,032	301,220
Royal Dutch Shell PLC	5,881	178,158
Tesco PLC	45,323	302,821
		2,951,014

United States — 40.2%
Alexion Pharmaceuticals Inc.	1,956	125,888	(a)
Allegheny Technologies Inc.	7,696	357,479
Amazoncom Inc.	1,781	279,724	(a)
American Tower Corp.	20,350	1,043,141	(a)
Amgen Inc.	10,537	580,694	(a,h)
Apple Inc.	1,297	368,024	(a)
Archer-Daniels-Midland Co.	8,223	262,478
Bank of America Corp.	45,029	590,330
Bucyrus International Inc.	4,522	313,601
Capital One Financial Corp.	8,929	353,142
CME Group Inc.	1,318	343,273
Corning Inc.	4,882	89,243
Covidien PLC	8,428	338,721
Cummins Inc.	6,202	561,777
Deere & Co.	5,017	350,086
DIRECTV	5,258	218,891	(a)
eBay Inc.	6,385	155,794	(a)
Equinix Inc.	4,579	468,661	(a)
Express Scripts Inc.	12,508	609,140	(a)
Freeport-McMoRan Copper & Gold Inc.	4,775	407,737
Hospira Inc.	4,271	243,490	(a)
ITC Holdings Corp.	6,089	379,040
JPMorgan Chase & Co.	23,729	903,363	(h)
Kirby Corp.	5,742	230,025	(a)
Kraft Foods Inc.	17,819	549,894	(h)
Lowe’s Companies Inc.	10,092	224,951
Microsoft Corp.	17,151	420,028
Molycorp Inc.	4,406	124,646	(a)
Monsanto Co.	15,583	746,893
NII Holdings Inc.	11,185	459,704	(a)
Occidental Petroleum Corp.	7,471	584,979
Oracle Corp.	6,667	179,009
O’Reilly Automotive Inc.	2,185	116,242	(a)
PepsiCo Inc.	6,637	440,962
Praxair Inc.	6,697	604,471
QUALCOMM Inc.	24,044	1,084,865
Schlumberger Ltd.	16,531	1,018,475
State Street Corp.	5,052	190,258	(e)
The Goldman Sachs Group Inc.	1,943	280,919
The Western Union Co.	9,877	174,527
Time Warner Inc.	7,398	226,749
Union Pacific Corp.	7,362	602,212
Visa Inc.	4,517	335,432
Yum! Brands Inc.	8,008	368,849
		18,307,807

Total Common Stock (Cost $37,672,417)		42,288,764

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

44

GE Global Equity Fund	September 30, 2010

	Number of Shares	Fair Value

Preferred Stock — 2.3%

Fresenius SE (Cost $968,485)	12,887	$1,042,230
Exchange Traded Funds — 0.8%

Financial Select Sector SPDR Fund	4,715	67,660	(p)

Industrial Select Sector SPDR Fund	8,875	277,610	(h,p)

Total Exchange Traded Funds (Cost $367,048)		345,270
Other Investments — 0.1%

GEI Investment Fund (Cost $27,377)		24,913	(k)

Total Investments in Securities (Cost $39,035,327)		43,701,177
Short-Term Investments — 3.7%

GE Money Market Fund Institutional Class 0.03% (Cost $1,705,292)		1,705,292	(d,k)

Total Investments (Cost $40,740,619)		45,406,469

Other Assets and Liabilities, net — 0.2%		87,051

NET ASSETS — 100.0%		$45,493,520

Other Information

The Fund had the following long futures contracts open at September 30, 2010 :

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)

DJ Euro Stoxx 50 Index Futures	December 2010	5	$186,896	$(3,236)

FTSE 100 Index Futures	December 2010	2	174,268	(1,285)

S&P 500 Emini Index Futures	December 2010	10	568,350	1,074

Topix Index Futures	December 2010	1	98,935	(1,754)

				$(5,201)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

45

GE Global Equity Fund	(unaudited) September 30, 2010

The Fund was invested in the following categories at September 30, 2010: (unaudited)

Industry	Percentage (based on Fair Value)

Diversified Banks	5.63%
Integrated Oil & Gas	5.00%
Wireless Telecommunication Services	4.75%
Construction & Farm Machinery & Heavy Trucks	4.46%
Fertilizers & Agricultural Chemicals	4.19%
Healthcare Equipment	3.58%
Other Diversified Financial Services	3.29%
Communications Equipment	3.18%
Packaged Foods & Meats	3.14%
Internet Software & Services	2.98%
Electrical Components & Equipment	2.66%
Cable & Satellite	2.55%
Diversified Metals & Mining	2.34%
Oil & Gas Equipment & Services	2.24%
Automobile Manufacturers	2.24%
Industrial Gases	2.15%
Specialized Finance	2.10%
Industrial Conglomerates	2.01%
Investment Banking & Brokerage	1.79%
Steel	1.60%
Industrial Machinery	1.57%
Biotechnology	1.56%
Electronic Components	1.48%
Integrated Telecommunication Services	1.44%
Healthcare Services	1.34%
Railroads	1.33%
Systems Software	1.32%
Electronic Equipment & Instruments	1.20%
Household Products	1.20%
Data Processing & Outsourced Services	1.12%
Marine	1.10%
Apparel, Accessories & Luxury Goods	1.00%
Pharmaceuticals	0.99%
Soft Drinks	0.97%
Electric Utilities	0.83%
Healthcare Distributors	0.83%
Restaurants	0.81%
Computer Hardware	0.81%
Consumer Finance	0.78%
Exchange Traded Fund	0.76%
Application Software	0.75%
Trading Companies & Distributors	0.68%
Home Building	0.67%
Food Retail	0.67%
Life & Health Insurance	0.66%
Diversified Support Services	0.64%
Construction & Engineering	0.62%
Internet Retail	0.62%

Industry	Percentage (based on Fair Value)
Aerospace & Defense	0.59%
Agricultural Products	0.58%
Advertising	0.55%
Personal Products	0.52%
Movies & Entertainment	0.50%
Airlines	0.49%
Home Improvement Retail	0.49%
Asset Management & Custody Banks	0.42%
Life Sciences Tools & Services	0.41%
Coal & Consumable Fuels	0.41%
Distributors	0.36%
Hotels, Resorts & Cruise Lines	0.33%
Commodity Chemicals	0.33%
Tobacco	0.32%
Automotive Retail	0.26%

96.19%

Short-Term and Other Investments	Percentage (based on Fair Value)

Short-Term	3.76%
Other Investments	0.05%

3.81%

100.00%

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

46

Ralph R. Layman

President and Chief Investment

Officer — Public Equities

The GE International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers biographical information beginning on page 189.

Q.	How did the GE International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE International Equity Fund returned 1.12% for Class A shares, 0.34% for Class B shares, 0.61% for Class C shares, 0.82% for Class R shares and 1.34% for Class Y shares. The MSCI EAFE Index, the Fund’s benchmark, returned 3.27% and the Fund’s Morningstar peer group of 812 Foreign Large Blend Funds returned an average of 5.37% for the same period.

Q.	What market conditions impacted Fund performance?

A.	As evidenced by the modest absolute return, the market achieved little during the 12 month period despite periods of high volatility comprising sharp falls and strong rallies. Although bond yields reached new multi-decade lows, equities were unable to attract substantial investor interest, volumes remained low for protracted periods and fundamental performance was largely ignored. Currency market conditions were volatile: the Euro and the Pound were weak against the US Dollar but the Canadian Dollar, Swiss Franc and Yen all rallied strongly.

Q.	What domestic or world events had a major impact on the financial markets?

A.	After several months of relatively quiet behavior, markets were roiled in May 2010 by a confluence of negative issues: the expanding European sovereign debt crisis, an engineered slowdown in China, fear of new regulation in the financial markets, the BP oil spill and continued weakness in the employment and housing markets in several key economies. Two months later, markets rallied strongly on a calming of
European debt fears, increased transparency in financial regulation, achievement of a soft-landing in China and strong second quarter earnings.

Q.	Which stocks & sectors significantly affected Fund performance?

A.	Positive contributions came from holdings in the materials, industrials and healthcare sectors while negative contributions came from holdings in financials. Commodity stocks including Potash (Canada), Vale (Brazil) and Rio Tinto all performed well boosted by rising commodity prices while industrial stocks based in Europe benefitted from weakness in the Euro (driving exports) for the bulk of 2010. The financials sector continued to influence overall performance as European banks were hard hit by the sovereign debt crisis and Japanese names struggled to overcome an anemic environment.

Q.	Did the weightings/country allocation of the Fund change? Why?

A.

Holdings were added in the IT sector due to evidence of increased spending by corporations; industrials on rising activity in Emerging Asia boosted by a weak Euro and materials on the achievement of a soft-landing in China and the resumption of market-friendly policies. Holdings were reduced in utilities due to continued tight credit conditions and anemic growth prospects;

47

healthcare on poor pipelines and increased rigorous regulations; consumer staples for achievement of valuation objectives and rising input costs; and telecom services for a persistently challenged outlook.

Q.	What were the major buys and sells for the period, and why?

A.	Additions included Suzuki Motor for its share in the Indian market through Maruti; Unicredit, Italy for the anticipated recovery in its Emerging European banking operations; and Unicharm, Japan, for its growing share in infant diapers in China and elderly care products in Japan. Disposals included Brambles, Australia for the growing competition in its pallet business; Shiseido, Japan, for slowing growth in the increasingly competitive cosmetics business; MUFG for the lack of opportunities in Japanese banking; and BP, an underweight, for the catastrophe in the Gulf.

48

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 – September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class A	1,000.00	978.06	9.62
Class B	1,000.00	974.23	13.21
Class C	1,000.00	974.36	13.36
Class R	1,000.00	976.49	10.85
Class Y	1,000.00	979.10	8.38
Hypothetical 5% Return (2.5% for the period)
Class A	1,000.00	1,015.23	9.80
Class B	1,000.00	1,011.61	13.46
Class C	1,000.00	1,011.47	13.61
Class R	1,000.00	1,013.99	11.06
Class Y	1,000.00	1,016.46	8.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.94% for Class A shares, 2.67% for Class B shares, 2.70% for Class C shares, 2.19% for Class R shares and 1.69% for Class Y shares (for the period April 1, 2010 — September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: -2.19% for Class A shares, -2.58% for Class B shares, -2.56% for Class C shares, -2.35% for Class R shares and -2.09% for Class Y shares. Past performance does not guarantee future results.

49

(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily in companies in developed and emerging market countries outside the United States.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value(c)

Nestle S.A.	2.89%	Banco Santander S.A.	2.05%

Siemens AG	2.36%	BHP Billiton PLC	1.97%

HSBC Holdings PLC	2.35%	Prudential PLC	1.96%

Potash Corporation of Saskatchewan Inc.	2.24%	Cie Generale d’Optique Essilor International S.A.	1.84%

BNP Paribas	2.22%	Rio Tinto PLC	1.84%

Morningstar Performance Comparison

Foreign Large Blend Peer Group

Based on average annual returns for periods ended 9/30/10

	One Year	Five Year	Ten Year

Number of Funds in peer group	812	477	268

Peer group average annual total return*	5.37%	2.03%	1.72%

Morningstar Category in peer group : Foreign Large Blend

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the Foreign Large Blend peer group consisting of 812, 477 and 268 underlying funds, respectively.

Change in Value of a $10,000 Investment

Class A Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE International Equity Fund	1.12%	2.61%	0.65%	03/02/94	10,675
With Load	(4.69)%	1.40%	0.06%		10,061
MSCI EAFE Index	3.27%	1.97%	2.54%		12,851

Class B Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE International Equity Fund	0.34%	1.84%	0.17%	03/02/94	10,171
With Load	(3.55)%	1.84%	0.17%
MSCI EAFE Index	3.27%	1.97%	2.54%		12,851

50

(unaudited)

Class C Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE International Equity Fund	0.61%	1.91%	(0.04)%	09/30/99	9,962
With Load	0.37%	1.91%	(0.04)%
MSCI EAFE Index	3.27%	1.97%	2.54%		12,851

Class R Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Since Inception	Commencement	Ending Value of a $10,000 Investment (a)
GE International Equity Fund	0.82%	(9.74)%	01/29/08	7,606
MSCI EAFE Index	3.27%	(6.70)%*		8,309

Class Y Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE International Equity Fund	1.34%	2.89%	0.90%	03/02/94	10,939
MSCI EAFE Index	3.27%	1.97%	2.54%		12,851

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value Basis is inclusive of Short-Term Investment in GE Money Market Fund.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the class shares’ inception date.

51

GE International Equity Fund	September 30, 2010

GE International Equity Fund

Portfolio Composition as a % of Fair Value of $30,711 (in thousands) as of September 30, 2010 (unaudited)(s)

	Number of Shares	Fair Value

Common Stock — 96.4%†

Australia — 1.0%

Brambles Ltd.	23,293	$141,410
Paladin Energy Ltd.	51,725	179,797	(a)
		321,207

Brazil — 2.9%

Banco Santander Brasil S.A.	24,600	331,059
Petroleo Brasileiro S.A. ADR	9,279	304,537
Vale S.A. ADR	9,773	271,201
		906,797

Canada — 4.1%

Kinross Gold Corp.	4,018	75,593
Potash Corporation of Saskatchewan Inc.	4,792	688,962
Research In Motion Ltd.	5,715	279,107	(a)
Suncor Energy Inc.	6,970	227,611
		1,271,273

Chile — 0.3%

Sociedad Quimica y Minera de Chile S.A. ADR	1,967	94,888

China — 1.3%

Baidu Inc. ADR	794	81,480	(a)
China Mobile Ltd.	7,999	81,915
China South Locomotive and Rolling Stock Corp.	233,454	221,630
		385,025

	Number of Shares	Fair Value

Denmark — 0.9%

AP Moller-Maersk A/S	31	$259,531

Finland — 0.3%

Nokia Oyj	10,416	104,801	(a)

France — 13.3%

AXA S.A.	16,164	283,011
BNP Paribas	9,580	682,312	(h)
Cap Gemini S.A.	6,570	330,073
Cie Generale d’Optique Essilor International S.A.	8,187	564,098
Credit Agricole S.A.	14,540	227,580
Danone	2,586	154,897
European Aeronautic Defence and Space Company N.V.	10,627	265,424
Safran S.A.	7,645	215,210
Schneider Electric S.A.	3,548	450,516
Total S.A.	8,565	442,052	(h)
Veolia Environnement	6,415	169,200
Vinci S.A.	4,165	209,076
Vivendi S.A.	3,869	105,903
		4,099,352

Germany — 11.4%

Adidas AG	4,429	274,570
Bayer AG	3,885	271,290
Daimler AG	6,072	385,130
Deutsche Boerse AG	6,872	459,185
Linde AG	4,158	541,993
Metro AG	6,940	452,407
SAP AG	5,051	250,208
Siemens AG	6,853	724,413
ThyssenKrupp AG	5,271	172,128
		3,531,324

Hong Kong — 1.2%

Esprit Holdings Ltd.	25,068	135,783
Hutchison Whampoa Ltd.	26,449	246,494
		382,277

India — 0.7%

Larsen & Toubro Ltd.	4,868	222,275	(a)

Ireland — 0.6%

CRH PLC	11,052	181,360

Italy — 2.1%

ENI S.p.A.	11,489	248,290

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

52

GE International Equity Fund	September 30, 2010

	Number of Shares	Fair Value

UniCredit S.p.A.	158,098	$404,260
		652,550

Japan — 14.0%

Daikin Industries Ltd.	5,000	187,934
Fanuc Ltd.	1,600	203,591
Mitsubishi Corp.	11,000	260,845
Mitsubishi Estate Company Ltd.	13,982	227,287
Mitsubishi Heavy Industries Ltd.	31,000	114,293
Mitsubishi UFJ Financial Group Inc.	63,591	296,108	(h)
Nomura Holdings Inc.	72,229	349,300
SMC Corp.	1,100	144,972
Sony Financial Holdings Inc.	100	325,593
Sumitomo Metal Industries Ltd.	189,005	477,377
Sumitomo Mitsui Financial Group Inc.	2,816	81,979
Suzuki Motor Corp.	22,000	462,437
Taiyo Nippon Sanso Corp.	20,997	178,452
The Bank of Yokohama Ltd.	51,369	239,812
Toyota Motor Corp.	7,824	280,780
Unicharm Corp.	9,300	374,048
Yamada Denki Company Ltd.	2,183	135,360
		4,340,168

Mexico — 0.5%

America Movil SAB de C.V. ADR	2,622	139,831

Netherlands — 2.7%

Koninklijke Ahold N.V.	16,111	217,484
Koninklijke Philips Electronics N.V.	17,043	536,423
Unilever N.V.	2,453	73,423
		827,330

Russian Federation — 0.5%

Mobile Telesystems OJSC ADR	7,932	168,396

South Africa — 0.9%

MTN Group Ltd.	15,836	286,098

South Korea — 1.8%

KB Financial Group Inc.	3,016	129,607
Samsung Electronics Company Ltd.	610	415,672
		545,279

Spain — 3.4%

Banco Santander S.A.	49,524	629,924	(a,h)
Iberdrola S.A.	11,769	90,666
Telefonica S.A.	12,860	318,913
		1,039,503

	Number of Shares	Fair Value

Sweden — 0.9%

Telefonaktiebolaget LM Ericsson	24,167	$265,708

Switzerland — 8.8%

Credit Suisse Group AG (Regd.)	10,373	445,945
Nestle S.A.	16,579	888,388	(h)
Novartis AG	5,978	344,808
Roche Holding AG	3,027	415,808	(h)
Syngenta AG	1,503	375,692
Zurich Financial Services AG	1,125	265,200
		2,735,841

Taiwan — 2.6%

Delta Electronics Inc.	63,000	263,160
Taiwan Semiconductor Manufacturing Company Ltd.	241,037	478,348
Taiwan Semiconductor Manufacturing Company Ltd. ADR	6,765	68,597
		810,105

United Kingdom — 20.2%

Autonomy Corporation PLC	9,331	266,580	(a)
BG Group PLC	21,750	383,351	(a)
BHP Billiton PLC	18,984	605,779
Diageo PLC	4,415	76,251
G4S PLC	45,389	182,100
G4S PLC	20,652	83,611
HSBC Holdings PLC	70,906	720,683
Lloyds Banking Group PLC	410,054	478,936	(h)
National Grid PLC	52,032	442,757
Prudential PLC	60,035	602,149	(h)
Reckitt Benckiser Group PLC	8,113	447,584	(h)
Rio Tinto PLC	9,618	563,957
Royal Dutch Shell PLC	13,168	397,573
Tesco PLC	64,217	429,059
The Capita Group PLC	24,455	302,895
Vodafone Group PLC	111,324	275,592	(h)
		6,258,857

Total Common Stock (Cost $26,916,443)		29,829,776
Preferred Stock — 1.9%

Fresenius SE	3,035	245,454
Volkswagen AG	2,941	355,453

Total Preferred Stock (Cost $493,614)		600,907

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

53

GE International Equity Fund	September 30, 2010

Number of Shares	Fair Value

Other Investments — 0.0%*

GEI Investment Fund (Cost $16,583)	$15,090	(k)

Total Investments in Securities (Cost $27,426,640)	30,445,773
Short-Term Investments — 0.9%

GE Money Market Fund Institutional Class 0.03% (Cost $265,064)	265,064	(d,k)

Total Investments (Cost $27,691,704)	30,710,837

Other Assets and Liabilities, net — 0.8%	242,080

NET ASSETS — 100.0%	$30,952,917

Number of Shares	Fair Value

Other Information

The Fund had the following short futures contracts open at September 30, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

DJ Euro Stoxx 50 Index Futures	December 2010	1	$(37,379)	$367

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

54

GE International Equity Fund	(unaudited) September 30, 2010

The Fund was invested in the following categories at September 30, 2010: (unaudited)

Industry	Percentage (based on Fair Value)

Diversified Banks	12.97%
Integrated Oil & Gas	6.52%
Industrial Conglomerates	4.91%
Automobile Manufacturers	4.83%
Diversified Metals & Mining	3.81%
Fertilizers & Agricultural Chemicals	3.78%
Packaged Foods & Meats	3.64%
Pharmaceuticals	3.36%
Semiconductors	3.13%
Wireless Telecommunication Services	3.10%
Life & Health Insurance	3.02%
Steel	3.00%
Household Products	2.68%
Industrial Gases	2.35%
Communications Equipment	2.12%
Food Retail	2.11%
Multi-Utilities	1.99%
Healthcare Supplies	1.84%
Multi-Line Insurance	1.78%
Application Software	1.68%
Aerospace & Defense	1.56%
Industrial Machinery	1.51%
Specialized Finance	1.49%
Electrical Components & Equipment	1.47%
Hypermarkets & Super Centers	1.47%
Diversified Capital Markets	1.45%
Construction & Engineering	1.40%
Investment Banking & Brokerage	1.14%
IT Consulting & Other Services	1.07%
Integrated Telecommunication Services	1.04%
Human Resource & Employment Services	0.99%
Apparel, Accessories & Luxury Goods	0.89%
Electronic Components	0.86%
Security & Alarm Services	0.86%
Trading Companies & Distributors	0.85%
Marine	0.84%
Healthcare Equipment	0.80%
Regional Banks	0.78%
Diversified Real Estate Activities	0.74%
Construction & Farm Machinery & Heavy Trucks	0.72%
Building Products	0.61%
Coal & Consumable Fuels	0.59%
Construction Materials	0.59%
Diversified Support Services	0.46%
Apparel Retail	0.44%
Computer & Electronics Retail	0.44%
Movies & Entertainment	0.34%
Electric Utilities	0.30%

Industry	Percentage (based on Fair Value)
Internet Software & Services	0.27%
Distillers & Vintners	0.25%
Gold	0.25%

99.09%

Short-Term and Other Investments	Percentage (based on Fair Value)

Short-Term	0.86%
Other Investments	0.05%

0.91%

100.00%

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

55

Paul M. Colonna

President and Chief Investment

Officer — Fixed Income

Thomas R. Lincoln

Senior Vice President

Ralph R. Layman

President and Chief Investment

Officer — Public Equities

Judith A. Studer

Chief Market Strategist

Diane M. Wehner

Senior Vice President

The GE Total Return Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer and Diane M. Wehner. Ms. Studer is vested with oversight authority for determining asset allocations for the Fund, including the full discretion to allocate the GE Total Return Fund’s assets to sub-adviser(s) retained by GEAM. Each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. GEAM has also retained Urdang Securities Management, Inc. to act as sub-adviser to that portion of the GE Total Return Fund’s assets allocated to real estate-related investments. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers and sub-adviser(s) have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective. See Portfolio managers’ biographical information beginning on page 189.

Q.	How did the GE Total Return Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Total Return Fund returned

6.51% for Class A shares, 5.73% for Class B shares, 5.71% for Class C shares, 6.25% for Class R shares, and 6.81% for Class Y shares. The Fund’s broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 10.16% and 8.16%, respectively. The Fund’s Morningstar peer group of 1,123 U.S. Moderate Allocation funds returned an average of 9.13% for the same period.

Q.	What market conditions impacted the performance of the Fund and what were the primary drivers of Fund performance?

A.	The performance of the GE Total Return Fund for the twelve-month period ended September 30, 2010 was primarily driven by the Fund’s equity overweight and the U.S. equity and international equity sleeves underperforming their respective benchmarks.

U.S. Equity

The one-year period ending September 30, 2010 presented U.S. equity investors with an extremely challenging macro-driven market environment. Against a backdrop of gradually recovering economic data, the market worked its way higher in the first six months, and the S&P 500 reached a high of 1217 on April 23rd. The investment climate changed strikingly in the middle of the period, as European sovereign debt concerns escalated. Within ten weeks, the market hit its lows for the period, reacting not only to financial worries in Europe, but also to uncertainties surrounding

56

financial re-regulation in the U.S. From its April high through June, the S&P 500 declined over 15%. Stocks continued to trade in a saw-tooth pattern through the year ending on September 30. When uncertainties reign, fundamentals tend to be ignored, and the market trades on macro data, driven by sentiment—it is either “risk-on” when the data looks constructive or “risk-off” when the data deteriorates. Correlations rose under these conditions, and it was very difficult for most mutual fund managers to add value through stock selection.

The wall of worry cast a heavy shadow on the financial stocks, which declined close to 3% during the period. In fact, the financials were the only S&P 500 sector to decline during the year, pressured further by government re-regulation which cast into doubt the future profitability of banks. Energy (+4.6%) and health care (+8.3%) also lagged the S&P 500. These two industries were also in the crosshairs of government regulation during the period. Congress passed the historic health care industry overhaul in March and the government curtailed offshore drilling activity in the aftermath of the BP oil spill, among other new regulations. In the twelve-month period, consumer discretionary (+24%), industrials (+20%), and telecommunications (+19%) were the best performing S&P 500 sectors. However the market was tough to navigate as sentiment flip-flopped between euphoria and fear, resulting in high correlations among stocks, and no clear sector leadership in our view.

After last year’s outperformance, this year the U.S. equity portfolio struggled to keep pace in an investing environment generally favoring smaller-cap, lower quality companies to the detriment of some of our larger, blue chip holdings. The key contributions came from strong stock selection among telecommunications and utilities stocks, while stock selection within financials, health care, consumer discretionary, technology, and energy sectors weighed most on returns. The portfolio benefited from strength in its wireless communications holdings, while financials and health care were the key sectors which caused the portfolio to lag.

Our process remained consistent throughout the year as we continued to seek high quality companies that we felt had the potential to survive and grow market share during a slow, gradual recovery. We continued to emphasize companies with strong balance sheets and earnings stability over more cyclical or leveraged opportunities. We added to health care, increased our underweight in consumer discretionary, and became underweight in energy. We decreased our exposure to financials with profit uncertainties following financial re-regulation and ended the year approximately market weight in this sector. At September 30, 2010, the portfolio’s largest overweights were in technology and materials, and the largest underweights were in industrials, consumer discretionary, and consumer staples.

Valuations for many companies remain attractive, in our view. As the slow growth recovery continues, we believe that market share winners with strong balance sheets and management teams can survive and have the potential to outperform. Amid changing market conditions in the past year, we have maintained our time-tested bottom-up stock selection approach with a focus on a long-term investment horizon.

International Equity
As evidenced by the modest absolute return, the market achieved little during the twelve-month period despite periods of high volatility comprising sharp falls and strong rallies. Although bond yields reached new multi-decade lows, equities were unable to attract substantial investor interest, volumes remained low for protracted periods, and fundamental performance was largely ignored. Currency market conditions were volatile. The euro and the pound were weak against the U.S. dollar but the Canadian dollar, Swiss franc and yen all rallied strongly.

After several months of relatively quiet behavior, international equity markets were roiled in May

57

2010 by a confluence of negative issues: the expanding European sovereign debt crisis, an engineered slowdown in China, fear of new regulation in the financial markets, the BP oil spill, and continued weakness in the employment and housing markets in several key economies. Two months later, markets rallied strongly on a calming of European debt fears, increased transparency in financial regulation, achievement of a soft-landing in China, and strong second quarter earnings.

Positive contributions came from holdings in the materials, industrials and health care sectors, while negative contributions came from holdings in financials. Commodity stocks performed well boosted by rising commodity prices while industrial stocks based in Europe benefitted from weakness in the euro, which drove exports, for the bulk of 2010. The financials sector continued to influence overall performance as European banks were hard hit by the sovereign debt crisis and Japanese names struggled to overcome an anemic environment.

Holdings were added in the information technology sector due to evidence of increased spending by corporations. Holdings were also added to industrials on rising activity in emerging Asia boosted by a weak euro. Exposure to materials was increased based on the achievement of a soft-landing in

China and the resumption of market-friendly policies. Holdings were reduced in utilities due to continued tight credit conditions and anemic growth prospects, in health care on poor pipelines and increased rigorous regulations, in consumer staples for achievement of valuation objectives and rising input costs, and in telecom services for a persistently challenged outlook.

U.S. Fixed Income
Interest rates rose through the last three months of 2009 and the first three months of 2010 as investors priced in a sustainable global economic recovery. The direction of interest rates reversed however in the second quarter of 2010 when fiscal problems in Greece and other European peripheral countries put the recovery in question. Together with signs of economic slowing in U.S. employment and housing, the fixed income market saw a flight to quality in 2Q10 pushing U.S. Treasury yields lower. In the third quarter of 2010, the market began pricing in a higher probability for a double dip recession and a second round of quantitative easing from the Fed, pulling rates down further. By September 30, 2010, the U.S. Treasury 2-year note had fallen 53 basis points in twelve months to 0.42%. The U.S. Treasury 10-year note ended at 2.51%, down 80 basis points for the same period. Despite lower rates and a growing fear over a double dip recession, credit-related securities outperformed U.S. Treasury and government-related securities over the twelve-month period. High yield issues outperformed investment grade issues, in general, as default expectations and strong demand boosted returns. Within the securitized markets, commercial mortgage-backed securities led all sector performance, returning over 23% for the twelve-month period.

Sector allocation contributed most positively to fixed income performance, primarily from an overweight position in commercial mortgage-backed securities versus the benchmark and allocations to high yield and emerging market debt, which are non-index holdings. These three sectors had double digit returns over the last twelve months, handily beating the benchmark. Security selection within these sectors also benefited performance. In contrast, fixed income duration remained shorter than the benchmark for much of the period. As interest rates fell during the last six months, this positioning had a negative impact on relative performance.

U.S. REITs

The U.S. REIT market rose sharply for the twelve months ended September 30, 2010 and significantly outperformed the broad U.S. equities markets. Performance was driven by a number of favorable changes in the market outlook. An improving macro economy signaled the bottoming of real estate fundamentals and hence,

58

significant improvement in the operating outlook for REITs. The capital markets improved dramatically during the year as equity and debt financing became much more plentiful and attractively priced as the year progressed. As their distinct capital advantage emerged, the prospect of REITs profiting from distress in the private real estate market became very real. This fueled a rally on expectations, and demonstrations, of higher external growth through accretive acquisitions. With interest rates at historic lows, yield-oriented investors sought the sector’s higher relative dividends. Lastly, the sharp decline that the group experienced in the prior twelve month period set the stocks up for a sustained share price recovery.

Stock selection generated the majority of outperformance. Stock selection was strong across the board with picks in all but one sector positively contributing to performance. The biggest stock selection contributors were individual securities within the office, health care, regional mall, and shopping center sectors. Sector selection was also a meaningful contributor to outperformance. An overweight to the health care sector early in the period and an underweight toward the middle of the period helped performance. Similarly, an overweight to the specialty and self storage sectors and an underweight to the timber sector contributed positively. The only negative contributor to sector selection came from a small allocation to the mortgage, triple-net lease, and industrial sectors. Cash drag was also negative to performance,

To take advantage of the improving economy the allocation was increased to short-lease term sectors such as hotel, self storage, and apartments. Conversely, exposure was reduced to the least economically sensitive sectors such as health care and triple-net leases. A shift was made to the portfolio’s office exposure from suburban markets to urban markets as the former traded at a vast discount to the latter early in the year, but this valuation gap reversed several months ago. There was an increase in exposure to retail from an underweight to a small overweight and exposure was tilted toward regional malls.

Q.	Were there any significant changes to the Fund during the period?

A.	During this period, we lowered the Fund’s exposure to cash and U.S. equity and increased its exposure to international equity and fixed income. We reallocated a portion of U.S. large-cap growth equity to U.S. core equity to increase diversification. We used a portion of cash to add real estate exposure to the Fund using a REIT strategy managed by Urdang, which also helped to increase diversification. At the end of the period, the Fund was slightly overweight in equities.

59

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 – September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class A	1,000.00	1,003.20	5.77
Class B	1,000.00	999.45	9.52
Class C	1,000.00	1,000.00	9.53
Class R	1,000.00	1,002.13	7.08
Class Y	1,000.00	1,004.75	4.52
Hypothetical 5% Return (2.5% for the period)
Class A	1,000.00	1,019.12	5.82
Class B	1,000.00	1,015.42	9.60
Class C	1,000.00	1,015.42	9.60
Class R	1,000.00	1,017.84	7.13
Class Y	1,000.00	1,020.35	4.56

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares, 1.41% for Class R shares and 0.90% for Class Y shares (for the period April 1, 2010—September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: 0.32% for Class A shares, -0.06% for Class B shares, 0.00% for Class C shares, 0.21% for Class R shares and 0.48% for Class Y shares. Past performance does not guarantee future results.

60

(unaudited)

Investment Profile

A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of U.S. and foreign equity and debt securities and cash.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value(c)

Federal National Mortgage Assoc. 4.50%, TBA	1.90%	Federal National Mortgage Assoc. 5.50%, 03/01/14 - 04/01/38	0.86%

U.S. Treasury Bonds 4.38%, 05/15/40	1.35%	Federal National Mortgage Assoc. 4.00%, 05/01/19 - 10/01/40	0.83%

U.S. Treasury Bonds 1.75%, 07/31/15	1.34%	Microsoft Corp.	0.76%

Federal National Mortgage Assoc. 4.50%, 05/01/18 - 06/01/40	1.16%	PepsiCo Inc.	0.73%

Federal National Mortgage Assoc. 4.50%, 09/01/40	0.87%	Amgen Inc.	0.67%

Morningstar Performance Comparison

Moderate Allocation Peer Group

Based on average annual returns for periods ended 09/30/10

	One Year	Five Year	Ten Year

Number of funds in peer group	1,123	755	412

Peer group average annual total return*	9.13%	2.29%	2.16%

Morningstar Category in peer group : Moderate Allocation

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year, and ten-year periods indicated in the Moderate Allocation peer group consisting of 1123, 755 and 412 underlying funds, respectively.

Change in Value of a $10,000 Investment

Class A Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Total Return Fund	6.51%	2.46%	2.71%	02/22/93	13,070
With Load	0.39%	1.26%	2.11%		12,318
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	6.41%		18,616

Class B Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending value of a $10,000 investment (a)
GE Total Return Fund	5.73%	1.69%	2.25%	12/22/93	12,496
With Load	1.73%	1.69%	2.25%
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	6.41%		18,616

61

(unaudited)

Class C Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Total Return Fund	5.71%	1.70%	1.96%	09/30/99	12,139
With Load	4.71%	1.70%	1.96%
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	6.41%		18,616

Class R Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Since Inception	Commencement	Ending Value of a $10,000 Investment (a)
GE Total Return Fund	6.25%	(3.30)%	01/29/08	9,143
S&P 500 Index	10.16%	(4.65)%*		8,806
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.51%*		11,835

Class Y Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Total Return Fund	6.81%	2.85%	3.04%	11/29/93	13,491
S&P 500 Index	10.16%	0.64%	(0.43)%		9,575
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	6.41%		18,616

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value Basis is inclusive of Short-Term Investment in GE Money Market Fund.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the class shares’ inception date.

62

GE Total Return Fund	September 30, 2010

GE Total Return Fund

Portfolio Composition as a % of Fair Value of $127,478 (in thousands) as of September 30, 2010 (unaudited)(s)

	Number of Shares	Fair Value

Domestic Equity — 34.0%†

Advertising — 0.5%

Omnicom Group Inc.	16,734	$660,658

Aerospace & Defense — 0.7%

Alliant Techsystems Inc.	2,583	194,758	(a)
Hexcel Corp.	11,293	200,903	(a,h)
Honeywell International Inc.	8,254	362,681
ITT Corp.	884	41,398
Rockwell Collins Inc.	1,111	64,716
		864,456

Agricultural Products — 0.1%

Archer-Daniels-Midland Co.	4,774	152,386

Air Freight & Logistics — 0.0%*

UTi Worldwide Inc.	3,587	57,679

Apparel Retail — 0.1%

Urban Outfitters Inc.	3,291	103,469	(a)

Apparel, Accessories & Luxury Goods — 0.2%

Coach Inc.	5,233	224,810

	Number of Shares	Fair Value

Application Software — 0.3%

Blackboard Inc.	3,236	$116,625	(a)
Citrix Systems Inc.	3,715	253,512	(a)
		370,137

Asset Management & Custody Banks — 1.2%

Affiliated Managers Group Inc.	3,007	234,576	(a)
Ameriprise Financial Inc.	4,778	226,143
Invesco Ltd.	12,420	263,677
State Street Corp.	16,273	612,842	(e)
The Bank of New York Mellon Corp.	7,429	194,120
		1,531,358

Automotive Retail — 0.2%

O’Reilly Automotive Inc.	3,911	208,065	(a)

Biotechnology — 1.6%

Alexion Pharmaceuticals Inc.	1,991	128,141	(a)
Amgen Inc.	15,490	853,654	(a,h)
Gilead Sciences Inc.	16,454	585,927	(a)
Human Genome Sciences Inc.	4,130	123,033	(a)
Incyte Corp Ltd.	5,734	91,687	(a)
Vertex Pharmaceuticals Inc.	4,015	138,799	(a)
		1,921,241

Brewers — 0.0%*

Molson Coors Brewing Co.	1,192	56,286

Broadcasting — 0.1%

Discovery Communications Inc.	1,481	64,498	(a)
Discovery Communications Inc.	2,461	93,986	(a)
		158,484

Cable & Satellite — 0.6%

DIRECTV	9,795	407,766	(a)
Liberty Global Inc.	9,849	300,985	(a)
		708,751

Casinos & Gaming — 0.1%

Penn National Gaming Inc.	5,781	171,175	(a)

Coal & Consumable Fuels — 0.1%

Peabody Energy Corp.	3,520	172,515

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

63

GE Total Return Fund	September 30, 2010

	Number of Shares	Fair Value

Communications Equipment — 1.4%

Cisco Systems Inc.	32,104	$703,077	(a,h)
Juniper Networks Inc.	6,999	212,420	(a)
QUALCOMM Inc.	17,167	774,575
		1,690,072

Computer Hardware — 0.6%

Apple Inc.	2,330	661,138	(a)
Hewlett-Packard Co.	3,097	130,291
		791,429

Computer Storage & Peripherals — 0.2%

Synaptics Inc.	7,291	205,169	(a)

Construction & Farm Machinery & Heavy Trucks — 0.3%

Cummins Inc.	1,636	148,189
Deere & Co.	2,887	201,455
		349,644

Data Processing & Outsourced Services — 0.7%

The Western Union Co.	27,674	488,999
Visa Inc.	5,430	403,232
		892,231

Department Stores — 0.1%

Macy’s Inc.	3,403	78,575

Diversified Banks — 0.3%

US Bancorp	2,653	57,358
Wells Fargo & Co.	10,389	261,076
		318,434

Diversified Metals & Mining — 0.1%

Freeport-McMoRan Copper & Gold Inc.	1,409	120,315

Diversified Real Estate Activities — 0.0%*

Coresite Realty Corp. (REIT)	340	5,573	(a)

Diversified (REIT’s) — 0.1%

Colonial Properties Trust	590	9,552
Vornado Realty Trust	1,010	86,385
		95,937

	Number of Shares	Fair Value

Diversified Support Services — 0.1%

Iron Mountain Inc.	7,068	$157,899

Electric Utilities — 0.7%

Edison International	1,992	68,505
Entergy Corp.	1,992	152,448
ITC Holdings Corp.	6,375	396,844
NextEra Energy Inc	1,768	96,162
Northeast Utilities	6,558	193,920
		907,879

Electrical Components & Equipment — 0.1%

Cooper Industries PLC	2,966	145,126

Electronic Components — 0.1%

Corning Inc.	5,749	105,092

Environmental & Facilities Services — 0.1%

Stericycle Inc.	1,209	84,001	(a)

Fertilizers & Agricultural Chemicals — 0.4%

Intrepid Potash Inc.	4,522	117,889	(a)
Monsanto Co.	7,394	354,394
		472,283

General Merchandise Stores — 0.3%

Dollar General Corp.	4,175	122,119	(a)
Target Corp.	5,673	303,165
		425,284

Healthcare Distributors — 0.1%

Cardinal Health Inc.	3,181	105,100

Healthcare Equipment — 1.0%

Becton Dickinson and Co.	751	55,649
Covidien PLC	9,784	393,219
Gen-Probe Inc.	2,485	120,423	(a)
Hospira Inc.	2,974	169,548	(a)
Masimo Corp.	8,068	220,337
ResMed Inc.	9,083	298,013	(a)
		1,257,189

Healthcare Services — 0.7%

Catalyst Health Solutions Inc.	4,746	167,107	(a)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

64

GE Total Return Fund	September 30, 2010

	Number of Shares	Fair Value

Express Scripts Inc.	11,772	$573,296	(a)
Omnicare Inc.	5,967	142,492
		882,895

Healthcare Technology — 0.1%

MedAssets Inc.	5,436	114,373	(a)

Heavy Electrical Equipment — 0.0%*

Babcock & Wilcox Co.	2,546	54,179	(a)

Home Entertainment Software — 0.1%

Activision Blizzard Inc.	17,263	186,786	(h)

Home Improvement Retail — 0.4%

Lowe’s Companies Inc.	23,412	521,853

Homebuilding — 0.1%

MDC Holdings Inc.	2,276	66,072

Homefurnishing Retail — 0.2%

Bed Bath & Beyond Inc.	6,657	288,981	(a)

Hotels, Resorts & Cruise Lines — 0.2%

Carnival Corp.	5,478	209,314
Hyatt Hotels Corp.	180	6,730	(a)
Marriott International Inc.	1,433	51,344
		267,388

Household Products — 0.5%

Clorox Co.	3,810	254,356
The Procter & Gamble Co.	5,746	344,588
		598,944

Independent Power Producers & Energy Traders — 0.0%*

Calpine Corp.	3,713	46,227	(a)

Industrial Gases — 0.4%

Praxair Inc.	5,962	538,131

Industrial Machinery — 0.2%

Eaton Corp.	751	61,950
Harsco Corp.	7,465	183,490
		245,440

	Number of Shares	Fair Value

Industrial (REIT’s) — 0.1%

AMB Property Corp.	910	$24,088
ProLogis	4,450	52,421
		76,509

Integrated Oil & Gas — 0.9%

Chevron Corp.	4,243	343,895
Exxon Mobil Corp.	8,239	509,088	(h)
Marathon Oil Corp.	5,306	175,629
Occidental Petroleum Corp.	574	44,944
		1,073,556

Integrated Telecommunication Services — 0.3%

AT&T Inc.	9,862	282,053
Verizon Communications Inc.	3,980	129,708
		411,761

Internet Software & Services — 0.6%

Equinix Inc.	1,442	147,589	(a)
Google Inc.	727	382,249	(a)
MercadoLibre Inc.	2,295	165,653	(a)
		695,491

Investment Banking & Brokerage — 0.6%

Morgan Stanley	3,256	80,358
The Goldman Sachs Group Inc.	4,206	608,103
		688,461

IT Consulting & Other Services — 0.4%

Cognizant Technology Solutions Corp.	421	27,142	(a)
International Business Machines Corp.	3,442	461,710
		488,852

Life & Health Insurance — 0.6%

Aflac Inc.	4,146	214,390
MetLife Inc.	3,139	120,695
Principal Financial Group Inc.	5,304	137,480
Prudential Financial Inc.	4,399	238,338
		710,903

Life Sciences Tools & Services — 0.9%

Covance Inc.	3,698	173,029	(a)
Illumina Inc.	4,391	216,037	(a)
Life Technologies Corp.	3,308	154,450	(a)
Mettler-Toledo International Inc.	1,578	196,366	(a)
Thermo Fisher Scientific Inc.	6,776	324,435	(a)
		1,064,317

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

65

GE Total Return Fund	September 30, 2010

	Number of Shares	Fair Value

Movies & Entertainment — 0.7%

News Corp.	13,261	$173,189
Regal Entertainment Group	11,058	145,081
The Walt Disney Co.	5,305	175,649
Time Warner Inc.	11,579	354,896
		848,815

Multi-Line Insurance — 0.3%

HCC Insurance Holdings Inc.	11,933	311,332

Multi-Utilities — 0.2%

Dominion Resources Inc.	4,422	193,065

Office (REIT’s) — 0.4%

Alexandria Real Estate Equities Inc.	270	18,900
BioMed Realty Trust Inc.	380	6,810
Boston Properties Inc.	610	50,703
Brandywine Realty Trust	1,130	13,842
CommonWealth	940	24,064
Digital Realty Trust Inc.	530	32,701
Douglas Emmett Inc.	7,152	125,232
Duke Realty Corp.	1,990	23,064
Government Properties Income Trust	560	14,952
Kilroy Realty Corp.	530	17,564
Parkway Properties Inc.	570	8,436
SL Green Realty Corp.	2,064	130,713
		466,981

Oil & Gas Equipment & Services — 1.0%

Dresser-Rand Group Inc.	4,650	171,539	(a)
Halliburton Co.	1,327	43,884
McDermott International Inc.	5,093	75,275	(a)
National Oilwell Varco Inc.	1,592	70,796
Schlumberger Ltd.	11,247	692,928
Weatherford International Ltd.	12,582	215,152	(a)
		1,269,574

Oil & Gas Exploration & Production — 0.9%

Apache Corp.	3,481	340,302
Devon Energy Corp.	2,332	150,974
EQT Corp.	3,529	127,256
Petrohawk Energy Corp.	9,335	150,667	(a)
Pioneer Natural Resources Co.	2,134	138,774
Range Resources Corp.	3,130	119,347
Southwestern Energy Co.	1,759	58,821	(a)
		1,086,141

	Number of Shares	Fair Value

Oil & Gas Storage & Transportation — 0.2%

El Paso Corp.	14,237	$176,254
Spectra Energy Corp.	2,873	64,786
		241,040

Other Diversified Financial Services — 0.7%

Bank of America Corp.	28,982	379,954
JPMorgan Chase & Co.	11,554	439,861
		819,815

Packaged Foods & Meats — 0.6%

Kraft Foods Inc.	11,461	353,687
McCormick & Company Inc.	4,798	201,708	(h)
Mead Johnson Nutrition Co.	2,273	129,356
		684,751

Personal Products — 0.2%
Alberto-Culver Co.	3,287	123,756
Avon Products Inc.	4,434	142,376
		266,132

Pharmaceuticals — 0.6%

Abbott Laboratories	926	48,374
Bristol-Myers Squibb Co.	5,531	149,945
Johnson & Johnson	5,350	331,486
Pfizer Inc.	9,254	158,891
		688,696

Property & Casualty Insurance — 0.3%

ACE Ltd.	6,661	388,004

Railroads — 0.2%

Union Pacific Corp.	2,368	193,702

Real Estate Operating Companies — 0.0%*

Hudson Pacific Properties Inc. (REIT)	770	12,605

Real Estate Services — 0.3%

CB Richard Ellis Group Inc.	23,503	429,635	(a,h)

Regional Banks — 0.2%

Regions Financial Corp.	12,660	92,038
SunTrust Banks Inc.	3,094	79,918
Zions Bancorporation	2,124	45,369
		217,325

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

66

GE Total Return Fund	September 30, 2010

	Number of Shares	Fair Value

Reinsurance — 0.1%

PartnerRe Ltd.	1,725	$138,310

Research & Consulting Services — 0.2%

IHS Inc.	2,957	201,076	(a)

Residential (REIT’s) — 0.2%

American Campus Communities Inc.	300	9,132
Apartment Investment & Management Co.	640	13,683
Camden Property Trust	720	34,538
Equity Lifestyle Properties Inc.	260	14,165
Equity Residential	1,890	89,907
Essex Property Trust Inc.	330	36,115
UDR Inc.	1,260	26,611
		224,151

Retail (REIT’s) — 0.3%

Acadia Realty Trust	540	10,260
CBL & Associates Properties Inc.	1,160	15,150
Federal Realty Investment Trust	220	17,965
Kimco Realty Corp.	3,340	52,605
Simon Property Group Inc.	1,100	102,014
Taubman Centers Inc.	530	23,643
The Macerich Co.	1,230	52,829
Weingarten Realty Investors	1,980	43,204
		317,670

Security & Alarm Services — 0.4%

Corrections Corporation of America	18,494	456,432	(a)

Semiconductor Equipment — 0.1%
KLA-Tencor Corp.	4,389	154,625

Semiconductors — 0.9%

Hittite Microwave Corp.	4,107	195,699	(a)
Intel Corp.	23,647	454,732
Marvell Technology Group Ltd.	12,674	221,922	(a)
Microchip Technology Inc.	2,036	64,032
Texas Instruments Inc.	6,279	170,412
		1,106,797

Soft Drinks — 0.9%

Coca-Cola Enterprises Inc.	6,045	187,395	(a)
PepsiCo Inc.	14,101	936,870
		1,124,265

	Number of Shares	Fair Value

Specialized Finance — 0.6%

CBOE Holdings Inc.	4,634	$92,865
CME Group Inc.	2,048	533,402
MSCI Inc.	3,098	102,885	(a)
		729,152

Specialized (REIT’s) — 0.3%

Chesapeake Lodging Trust	230	3,763
Cogdell Spencer Inc.	1,030	6,510
HCP Inc.	1,090	39,218
Healthcare Inc.	980	46,393
Hospitality Properties Trust	560	12,505
Host Hotels & Resorts Inc.	2,310	33,449
LaSalle Hotel Properties	730	17,075
Nationwide Health Properties Inc.	840	32,483
Pebblebrook Hotel Trust	940	16,929	(a)
Public Storage	590	57,254
Senior Housing Properties Trust	560	13,160
Sunstone Hotel Investors Inc.	1,130	10,249	(a)
U-Store-It Trust	980	8,183
Ventas Inc.	640	33,005
		330,176

Steel — 0.5%

Allegheny Technologies Inc.	11,665	541,839
Steel Dynamics Inc.	7,255	102,368
		644,207

Systems Software — 1.5%

ArcSight Inc.	2,995	130,462	(a)
Microsoft Corp.	39,702	972,302	(h)
Oracle Corp.	9,994	268,339
Rovi Corp.	9,624	485,146	(a)
		1,856,249

Thrifts & Mortgage Finance — 0.1%

People’s United Financial Inc.	11,750	153,808

Tobacco — 0.1%

Philip Morris International Inc.	2,564	143,635

Trading Companies & Distributors — 0.1%

MSC Industrial Direct Co.	2,437	131,695

Wireless Telecommunication Services — 1.1%

American Tower Corp.	6,275	321,656	(a)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

67

GE Total Return Fund	September 30, 2010

	Number of Shares	Fair Value

Crown Castle International Corp.	750	$33,112	(a)
NII Holdings Inc.	19,401	797,381	(a)
Syniverse Holdings Inc.	6,351	143,977	(a)
		1,296,126

Total Domestic Equity (Cost $37,808,465)		41,715,808
Foreign Equity — 26.9%

Common Stock — 26.1%

Aerospace & Defense — 0.5%

CAE Inc.	20,137	208,466
European Aeronautic Defence and Space Company N.V.	9,476	236,676
Safran S.A.	6,809	191,676
		636,818

Agricultural Products — 0.1%

China Agri-Industries Holdings Ltd.	20,732	29,376
Cosan SA Industria e Comercio	3,249	48,211	(a)
Global Bio-Chem Technology Group Company Ltd.	98,049	15,661
IOI Corporation Bhd	10,379	18,391
		111,639

Apparel Retail — 0.1%

Esprit Holdings Ltd.	22,228	120,400

Apparel, Accessories & Luxury Goods — 0.2%

Adidas AG	3,948	244,751
Ports Design Ltd.	11,999	33,154
		277,905

Application Software — 0.4%

Autonomy Corporation PLC	8,317	237,611	(a)
SAP AG	4,502	223,012
		460,623

Asset Management & Custody Banks — 0.0%*

Mirae Asset Securities Company Ltd.	599	31,414

Automobile Manufacturers — 0.9%

Daimler AG	5,412	343,268

	Number of Shares	Fair Value

Maruti Suzuki India Ltd.	807	$25,861	(a)
Suzuki Motor Corp.	20,000	420,397
Toyota Motor Corp.	7,006	251,424
		1,040,950

Brewers — 0.0%*

Anadolu Efes Biracilik Ve Malt Sanayii AS	1,944	30,374

Broadcasting — 0.0%*

Grupo Televisa S.A. ADR	1,351	25,561
Zee Entertainment Enterprises Ltd.	4,126	27,739	(a)
		53,300

Building Products — 0.2%

Daikin Industries Ltd.	5,000	187,934

Coal & Consumable Fuels — 0.1%

Paladin Energy Ltd.	46,109	160,276	(a)

Communications Equipment — 0.7%

HTC Corp.	2,350	53,331
Nokia Oyj	9,286	93,431	(a)
Research In Motion Ltd.	4,294	209,075	(a)
Research In Motion Ltd.	5,094	248,778	(a)
Telefonaktiebolaget LM Ericsson	21,542	236,847
ZTE Corp.	5,808	23,118
		864,580

Computer & Electronics Retail — 0.1%

Yamada Denki Company Ltd.	1,901	117,874

Computer Hardware — 0.0%*

Pegatron Corp.	134	175	(a)

Construction & Engineering — 0.4%

China State Construction International Holdings Ltd.	50,023	30,156
Doosan Heavy Industries and Construction Company Ltd.	751	55,917
Empresas ICA SAB de C.V.	1,475	3,602	(a)
Larsen & Toubro Ltd.	5,014	228,941	(a)
Murray & Roberts Holdings Ltd.	6,090	39,207
Vinci S.A.	3,713	186,387
		544,210

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

68

GE Total Return Fund	September 30, 2010

	Number of Shares	Fair Value

Construction & Farm Machinery & Heavy Trucks — 0.2%

China South Locomotive and Rolling Stock Corp.	240,402	$228,226

Construction Materials — 0.1%

CRH PLC	10,386	170,431

Consumer Electronics — 0.0%*

LG Electronics Inc.	490	41,297

Distillers & Vintners — 0.1%

Diageo PLC	3,936	67,978

Diversified Banks — 3.3%

Axis Bank Ltd.	1,572	53,583	(a)
Banco Santander Brasil S.A.	27,700	372,777
Banco Santander S.A.	44,149	561,557	(a)
Bank of China Ltd.	69,000	36,352
BNP Paribas	8,541	608,312
Credit Agricole S.A.	12,961	202,866
Grupo Financiero Banorte SAB de C.V.	7,233	27,590	(a)
Halyk Savings Bank of Kazakhstan JSC	1,895	16,278	(a)
HSBC Holdings PLC	63,212	642,481
Industrial & Commercial Bank of China	61,499	45,788
Kasikornbank PCL	12,933	52,840
KB Financial Group Inc.	3,436	147,656
Korea Exchange Bank	2,710	32,798
Lloyds Banking Group PLC	365,560	426,968
Metropolitan Bank & Trust	28,650	45,666
Mitsubishi UFJ Financial Group Inc.	56,741	264,212
Standard Bank Group Ltd.	2,345	37,322
Sumitomo Mitsui Financial Group Inc.	2,550	74,235
UniCredit S.p.A.	140,946	360,402
Yapi ve Kredi Bankasi AS	16,819	58,139	(a)
		4,067,822

Diversified Capital Markets — 0.3%

Credit Suisse Group AG (Regd.)	9,246	397,494

Diversified Metals & Mining — 1.0%

Anglo American PLC	962	38,285
Antofagasta PLC	2,910	56,678
BHP Billiton PLC	16,924	540,044

	Number of Shares	Fair Value

China Molybdenum Company Ltd.	28,350	$20,377
New World Resources N.V.	3,436	39,634
Rio Tinto PLC	8,574	502,741
		1,197,759

Diversified Real Estate Activities — 0.2%

Mitsubishi Estate Company Ltd.	12,982	211,031

Diversified Support Services — 0.1%

Brambles Ltd.	20,768	126,081

Education Services — 0.0%*

MegaStudy Company Ltd.	155	22,919

Electric Utilities — 0.1%

Iberdrola S.A.	10,475	80,698

Electrical Components & Equipment — 0.4%

Schneider Electric S.A.	3,163	401,629
Zhuzhou CSR Times Electric Company Ltd.	11,914	38,290
		439,919

Electronic Components — 0.3%

Delta Electronics Inc.	77,785	324,919
Samsung SDI Company Ltd.	230	31,467	(a)
		356,386

Electronic Equipment & Instruments — 0.0%*

China Security & Surveillance Technology Inc.	3,575	19,877	(a)
Wasion Group Holdings Ltd.	25,973	19,907	(a)
		39,784

Electronic Manufacturing Services — 0.1%

Hon Hai Precision Industry Company Ltd.	20,967	78,857

Fertilizers & Agricultural Chemicals — 1.1%

Potash Corporation of Saskatchewan Inc.	4,271	614,056
Potash Corporation of Saskatchewan Inc.	1,105	159,164
Sinofert Holdings Ltd.	56,659	32,624

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

69

GE Total Return Fund	September 30, 2010

	Number of Shares	Fair Value

Sociedad Quimica y Minera de Chile S.A. ADR	2,475	$119,394
Syngenta AG	1,340	334,949
Taiwan Fertilizer Company Ltd.	7,520	23,493
		1,283,680

Food Distributors — 0.0%*

Alliance Global Group Inc.	90,266	18,512

Food Retail — 0.5%

Koninklijke Ahold N.V.	14,363	193,888
Shoprite Holdings Ltd.	1,530	21,707
Tesco PLC	57,249	382,503
X5 Retail Group N.V. GDR	664	26,560	(a)
		624,658

Gold — 0.1%

Barrick Gold Corp.	2,221	102,810
Kinross Gold Corp.	3,583	67,409
		170,219

Healthcare Distributors — 0.0%*

Sinopharm Group Co.	5,200	21,468	(a)

Healthcare Services — 0.0%*

Fleury S.A.	2,800	34,707

Healthcare Supplies — 0.4%

Cie Generale d’Optique Essilor International S.A.	7,298	502,844

Household Appliances — 0.0%*

Techtronic Industries Co.	21,500	21,131

Household Products — 0.6%

Reckitt Benckiser Group PLC	7,233	399,036
Unicharm Corp.	8,700	349,916
		748,952

Human Resource & Employment Services — 0.2%

The Capita Group PLC	21,800	270,010

Hypermarkets & Super Centers — 0.3%

Metro AG	6,184	403,125

	Number of Shares	Fair Value

Independent Power Producers & Energy Traders — 0.0%*

China WindPower Group Ltd.	159,989	$18,136	(a)
Huaneng Power International Inc.	14,020	8,705
		26,841

Industrial Conglomerates — 1.1%

Chongqing Machinery & Electric Company Ltd.	96,103	29,710
Hutchison Whampoa Ltd.	23,559	219,561
Koninklijke Philips Electronics N.V.	15,194	478,227
MAX India Ltd.	4,382	16,578	(a)
Siemens AG	6,109	645,767
		1,389,843

Industrial Gases — 0.6%

Linde AG	3,707	483,205
SODIFF Advanced Materials Company Ltd.	347	32,227	(a)
Taiyo Nippon Sanso Corp.	18,998	161,463
		676,895

Industrial Machinery — 0.3%

Fanuc Ltd.	1,400	178,142
Mitsubishi Heavy Industries Ltd.	28,000	103,232
SMC Corp.	1,000	131,793
		413,167

Integrated Oil & Gas — 1.9%

BG Group PLC	19,390	341,755	(a)
ENI S.p.A.	10,243	221,363
Gazprom OAO ADR	3,976	83,297	(h)
Lukoil OAO ADR	1,333	75,581
PetroChina Company Ltd.	22,000	25,590
Petroleo Brasileiro S.A. ADR	10,566	346,776	(h)
Royal Dutch Shell PLC	11,739	354,428
Suncor Energy Inc.	10,163	330,806
Suncor Energy Inc.	6,214	202,923
Total S.A.	7,636	394,105
		2,376,624

Integrated Telecommunication Services — 0.3%

Telefonica S.A.	11,464	284,294
Telekomunikasi Indonesia Tbk PT	22,544	23,239
		307,533

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

70

GE Total Return Fund	September 30, 2010

	Number of Shares	Fair Value

Internet Software & Services — 0.7%

Baidu Inc. ADR	8,257	$847,333	(a)
Tencent Holdings Ltd.	600	13,100
		860,433

Investment Banking & Brokerage — 0.4%

Egyptian Financial Group-Hermes Holding	13,335	67,928	(a)
Nomura Holdings Inc.	64,421	311,540
Yuanta Financial Holding Company Ltd.	72,782	44,263	(a)
		423,731

IT Consulting & Other Services — 0.3%

Cap Gemini S.A.	5,857	294,252
HCL Technologies Ltd.	3,572	33,737
Infosys Technologies Ltd.	495	33,521	(a)
Telvent GIT S.A.	2,988	67,589
		429,099

Life & Health Insurance — 0.7%

China Life Insurance Company Ltd.	5,855	23,079
Prudential PLC	53,521	536,814
Sony Financial Holdings Inc.	89	289,777
Tong Yang Life Insurance	2,891	29,664
		879,334

Marine — 0.2%

AP Moller - Maersk A/S	27	226,043

Marine Ports & Services — 0.0%*

Dalian Port PDA Company Ltd.	31,277	12,892

Movies & Entertainment — 0.1%

Vivendi S.A.	3,451	94,462

Multi-Line Insurance — 0.4%

AXA S.A.	14,410	252,300
Zurich Financial Services AG	1,003	236,441
		488,741

Multi-Utilities — 0.5%

National Grid PLC	46,388	394,731
Veolia Environnement	5,718	150,816
		545,547

	Number of Shares	Fair Value

Oil & Gas Drilling — 0.1%

Noble Corp.	3,627	$122,556

Oil & Gas Exploration & Production — 0.1%

Afren PLC	31,429	54,776	(a)
CNOOC Ltd.	14,000	27,159
		81,935

Oil & Gas Refining & Marketing — 0.0%*

Reliance Industries Ltd.	666	14,633	(a)
Reliance Industries Ltd. GDR	772	34,431	(b)
		49,064

Packaged Foods & Meats — 0.9%

American Dairy Inc.	1,109	11,589	(a)
Danone	2,305	138,065
Nestle S.A.	14,779	791,935
Nestle S.A. ADR	1,327	70,902
Unilever N.V.	2,188	65,491
		1,077,982

Personal Products — 0.0%*

Natura Cosmeticos S.A.	1,000	26,856

Pharmaceuticals — 0.8%

Aspen Pharmacare Holdings Ltd.	1,623	21,875	(a)
Bayer AG	3,464	241,891
Lijun International Pharmaceutical Holding Ltd.	39,150	15,331
Novartis AG	5,329	307,374
Novartis AG ADR	663	38,235
Roche Holding AG	2,700	370,889
		995,595

Property & Casualty Insurance — 0.0%*

Samsung Fire & Marine Insurance Company Ltd.	160	27,362	(a)

Real Estate Development — 0.1%
Glorious Property Holdings Ltd. (REIT)	73,000	20,875
Unitech Ltd.	17,941	35,215	(a)
		56,090

Regional Banks — 0.2%

The Bank of Yokohama Ltd.	45,702	213,356

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

71

GE Total Return Fund	September 30, 2010

	Number of Shares	Fair Value

Security & Alarm Services — 0.2%

G4S PLC	40,464	$162,341
G4S PLC	18,411	74,538
		236,879

Semiconductor Equipment — 0.0%*

ASM Pacific Technology Ltd.	1,683	14,991

Semiconductors — 0.9%

Samsung Electronics Company Ltd.	710	483,815
Taiwan Semiconductor Manufacturing Company Ltd.	249,483	495,109
Taiwan Semiconductor Manufacturing Company Ltd. ADR	6,333	64,216
		1,043,140

Specialized Finance — 0.3%

Deutsche Boerse AG	6,126	409,338

Steel — 0.8%

Mechel ADR	1,388	34,561
POSCO	100	45,253	(a)
Sumitomo Metal Industries Ltd.	168,003	424,331
Tata Steel Ltd.	1,548	22,461	(a)
ThyssenKrupp AG	4,699	153,449
Vale S.A. ADR	8,723	242,063	(h)
		922,118

Trading Companies & Distributors — 0.2%

Mitsubishi Corp.	10,000	237,132

Wireless Telecommunication Services — 0.9%

America Movil SAB de C.V. ADR	3,680	196,255
China Mobile Ltd.	10,996	112,605
Mobile Telesystems OJSC ADR	10,358	219,900
MTN Group Ltd.	18,160	328,084
Vodafone Group PLC	99,244	245,687
		1,102,531
Total Common Stock (Cost $30,098,042)		32,032,570

	Number of Shares	Fair Value

Preferred Stock — 0.8%

Automobile Manufacturers — 0.3%

Volkswagen AG	2,622	$316,898

Cable & Satellite — 0.0%*

NET Servicos de Comunicacao S.A.	3,936	51,343	(a)

Diversified Banks — 0.1%

Itau Unibanco Holding S.A.	3,499	83,582	(a)

Electric Utilities — 0.0%*

Cia Energetica de Minas Gerais	1,199	19,427	(a)

Healthcare Equipment — 0.2%

Fresenius SE	2,705	218,766

Integrated Oil & Gas — 0.1%

Petroleo Brasileiro S.A.	4,030	64,915

Other Diversified Financial Services — 0.0%*

Citigroup Capital XIII	1,475	36,875	(a,i)

Steel — 0.1%

Mechel	509	4,189
Usinas Siderurgicas de Minas Gerais S.A.	1,650	22,108	(a)
Vale S.A.	4,233	115,682	(a)
		141,979

Total Preferred Stock (Cost $789,532)		933,785

Total Foreign Equity (Cost $30,887,574)		32,966,355

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

72

GE Total Return Fund	September 30, 2010

		Principal Amount	Fair Value

Bonds and Notes — 27.9%

U.S. Treasuries — 3.2%

U.S. Treasury Bonds
1.75%	07/31/15	$1,671,400	$1,711,614
3.25%	07/31/16	309,100	338,295
4.38%	05/15/40	1,532,400	1,721,084	(h)
U.S. Treasury Notes
0.36%	04/30/12	72,000	72,726	(d)
2.63%	08/15/20	59,500	60,058
4.50%	11/15/10	13,000	13,069
			3,916,846

Agency Mortgage Backed — 9.5%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	15,338	16,096	(h)
5.00%	07/01/35 - 08/01/40	624,224	657,198	(h)
5.50%	05/01/20 - 04/01/39	204,746	220,566	(h)
6.00%	04/01/17 - 11/01/37	324,730	355,445	(h)
6.50%	06/01/29	12,712	14,114	(h)
7.00%	10/01/16 - 08/01/36	29,910	33,549	(h)
7.50%	12/01/30 - 09/01/33	11,945	13,623	(h)
8.00%	04/01/30 - 11/01/30	2,910	3,353	(h)
9.00%	04/01/16 - 06/01/21	2,170	2,403	(h)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 10/01/40	1,028,211	1,059,552
4.50%	05/01/08 - 06/01/40	1,415,483	1,478,826	(h)
4.50%	09/01/40	1,055,000	1,103,794	(i)
5.00%	07/01/20 - 08/01/40	599,166	633,629	(h)
5.00%	10/01/40	425,000	453,352	(i)
5.32%	03/01/37	738	777	(i)
5.50%	03/01/14 - 04/01/38	1,024,465	1,101,617	(h)
5.53%	04/01/37	1,176	1,243	(i)
6.00%	07/01/14 - 08/01/35	467,855	513,240	(h)
6.50%	01/01/15 - 08/01/34	71,410	78,572	(h)
7.00%	10/01/16 - 12/01/33	8,834	9,682	(h)
7.50%	09/01/13 - 03/01/34	38,768	43,844	(h)
8.00%	12/01/11 - 11/01/33	17,152	19,646	(h)
8.50%	07/01/30 - 05/01/31	2,043	2,335	(h)
9.00%	04/01/16 - 12/01/22	6,289	6,878	(h)
4.50%	TBA	2,325,000	2,420,906	(c)
5.00%	TBA	750,000	789,375	(c)
6.50%	TBA	190,000	207,159	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 09/15/34	80,344	85,308	(h)
5.00%	08/15/33	22,614	24,262	(h)
6.00%	04/15/30 - 09/15/36	39,116	42,826	(h)
6.50%	02/15/24 - 08/15/36	112,161	125,010	(h)
7.00%	03/15/12 - 09/15/36	36,344	40,600	(h)
8.00%	09/15/29 - 06/15/30	261	309	(h)
8.50%	10/15/17	23,105	25,669	(h)
9.00%	11/15/16 - 12/15/21	30,532	33,870	(h)
			11,618,628

		Principal Amount	Fair Value

Agency Collateralized Mortgage Obligations — 0.7%

Collateralized Mortgage Obligation Trust (Class B)
1.31%	11/01/18	$822	$796	(d,f,h,q)
Fannie Mae Whole Loan
0.97%	08/25/43	148,018	3,846	(g,h,r)
Federal Home Loan Mortgage Corp.
0.10%	09/25/43	267,118	2,154	(g,h,i,r)
8.00%	02/01/23 - 07/01/24	2,934	666	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC
5.00%	05/15/38	33,425	36,019
5.50%	04/15/17	15,473	507	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Class YQ)
5.00%	05/15/17	15,402	1,036	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class OF)
7.50%	07/15/27	7,664	1,675	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2543) (Class LR)
7.50%	01/15/16	602	603	(h)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	42,871	7,562	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2642) (Class AW)
4.50%**	03/15/19	597	—	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	33,432	3,437	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	30,800	1,883	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2647) (Class DI)
4.50%	10/15/16	10,697	225	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2656) (Class IU)
5.00%	04/15/28	11,343	74	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2722) (Class PI)
5.00%	06/15/28	10,644	299	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	32,383	2,439	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	11/15/17 - 05/15/18	46,404	2,171	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2852) (Class OJ)
14.81%	09/15/34	25,374	24,184	(d,f)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IA)
6.15%	05/15/37	107,602	13,553	(g,i,r)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

73

GE Total Return Fund	September 30, 2010

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IB)
6.15%	05/15/37	$107,602	$13,884	(g,i,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IC)
6.15%	05/15/37	107,602	13,884	(g,i,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class ID)
6.15%	05/15/37	107,602	13,884	(g,i,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IE)
6.15%	05/15/37	157,419	20,311	(g,i,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3284) (Class CI)
5.86%	03/15/37	281,307	36,296	(g,i,r)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33D)
8.00%	04/15/20	359	391	(h)
Federal Home Loan Mortgage Corp. STRIPS (Class IO)
5.00%	12/01/34	114,420	15,965	(g,h,r)
Federal Home Loan Mortgage STRIPS
3.51%	08/01/27	689	597	(d,f,h)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	32,411	34,843	(g,i,r)
Federal National Mortgage Assoc. REMIC
6.29%	07/25/37	112,461	16,844	(g,i,r)
Federal National Mortgage Assoc. REMIC (Class B)
2.40%	12/25/22	1,082	998	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	153,001	168,975
Federal National Mortgage Assoc. REMIC (Class CS)
7.44%	08/25/16	7,035	171	(g,h,i,r)
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	28,796	30,838
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
1008.00% 05/25/22		6	159	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	8,261	512	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	18,498	1,163	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	54,634	4,775	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
1.20%	12/25/42	115,396	4,322	(g,h,i,r)

		Principal Amount	Fair Value

Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	$6,969	$233	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.05%	03/25/31	33,677	38,597	(h,i)

Federal National Mortgage Assoc. REMIC (Series 2005) (Class SC)
6.42%	10/25/35	216,804	28,125	(g,i,r)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	26,033	28,136
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	57,193	8,436	(g,r)
5.00%	03/25/38	63,076	7,888	(g,r)
5.50%	12/01/33	14,918	2,248	(g,r)
7.50%	11/01/23	20,142	3,388	(g,h,r)
8.00%	08/01/23 - 07/01/24	6,485	1,180	(g,h,r)
8.50%	03/01/17 - 07/25/22	2,193	435	(g,h,r)
9.00%	05/25/22	1,068	233	(g,h,r)
Federal National Mortgage Assoc. STRIPS (Series 354) (Class 1)
3.19%	11/01/34	49,264	45,202	(d,f,h)
Federal National Mortgage Assoc. STRIPS (Series 364) (Class 1)
4.50%	09/01/35	102,019	15,048	(g,r)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	80,552	11,881	(g,r)
Federal National Mortgage Assoc. STRIPS (Series 387) (Class 1)
5.00%	05/25/38	62,554	6,912	(g,r)
Government National Mortgage Assoc.
1.00%	01/16/39	266,276	40,021	(g,i,r)
Government National Mortgage Assoc.
4.50%	11/20/39	68,855	72,554
5.00%	10/20/37	98,256	14,072	(g,r)
Government National Mortgage Assoc. (Class IC)
5.99%	04/16/37	80,307	15,856	(g,r)
Vendee Mortgage Trust
0.39%	04/15/40	154,784	3,096	(g,r)
Vendee Mortgage Trust (Class 2003)
0.86%	05/15/33	91,950	3,180	(g,r)
			828,662

Asset Backed — 0.8%
Bear Stearns Asset Backed Securities Trust (Series 2003) (Class A)
5.99%	01/25/34	3,998	3,033	(d,h,i)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

74

GE Total Return Fund	September 30, 2010

		Principal Amount	Fair Value

Chase Funding Mortgage Loan Asset-Backed Certificates (Class IIA2)
16.83%	03/25/32	$7,615	$5,090	(d,h,i)
Citicorp Residential Mortgage Securities Inc. (Series 2006) (Class A5)
6.04%	09/25/36	30,000	26,094
Countrywide Asset-Backed Certificates (Class AF4)
5.31%	08/25/35	489,448	457,185	(h,i)
Countrywide Asset-Backed Certificates (Class AF6)
4.74%	10/25/35	26,712	24,027	(i)
Mid-State Trust (Class A3)
7.54%	07/01/35	4,970	5,018	(h,q)
Popular ABS Mortgage Pass-Through Trust (Class AF4)
5.30%	11/25/35	25,000	22,722
Residential Asset Securities Corp. (Series 2002) (Class AIIB)
32.90%	07/25/32	2,926	1,577	(d,h,i)
Saxon Asset Securities Trust
5.23%	08/25/35	448,693	423,860	(h,i)
			968,606

Corporate Notes — 10.6%

AES El Salvador Trust
6.75%	02/01/16	100,000	93,493	(b)
AES Panama S.A.
6.35%	12/21/16	10,000	10,670	(b)
Agilent Technologies Inc.
5.00%	07/15/20	44,000	46,688	(h)
5.50%	09/14/15	24,000	26,982
Alcoa Inc.
6.15%	08/15/20	55,000	56,548
Allergan Inc.
3.38%	09/15/20	85,000	84,963
Alliance One International Inc.
10.00%	07/15/16	47,000	50,877
Ameren Illinois Co.
9.75%	11/15/18	30,000	40,197
Amsted Industries Inc.
8.13%	03/15/18	54,000	56,228	(b)
Anadarko Petroleum Corp.
6.20%	03/15/40	109,000	106,262
6.38%	09/15/17	21,000	23,141
Anheuser-Busch InBev Worldwide Inc.
5.00%	04/15/20	95,000	104,679
5.38%	11/15/14	72,000	80,816	(b)
ARAMARK Corp.
8.50%	02/01/15	42,000	43,680
ArcelorMittal
7.00%	10/15/39	43,000	43,928
Arizona Public Service Co.
6.25%	08/01/16	20,000	23,265	(h)

		Principal Amount	Fair Value

AT&T Inc.
6.40%	05/15/38	$211,000	$241,152	(h)
6.70%	11/15/13	50,000	57,893	(h)
Avis Budget Car Rental LLC
9.63%	03/15/18	28,000	29,610
Banco Mercantil del Norte S.A.
6.14%	10/13/16	8,000	8,000	(i)
BanColombia S.A.
6.13%	07/26/20	10,000	10,375
Bank of America Corp.
4.50%	04/01/15	95,000	99,678
5.63%	07/01/20	195,000	206,056
5.75%	12/01/17	180,000	192,448	(h)
6.50%	08/01/16	65,000	73,086
Boise Paper Holdings LLC
8.00%	04/01/20	66,000	68,310
Bombardier Inc.
7.75%	03/15/20	145,000	156,600	(b)
BP Capital Markets PLC
3.13%	10/01/15	21,000	21,110
4.50%	10/01/20	21,000	21,475
Calpine Corp.
7.25%	10/15/17	48,000	48,840	(b)
Cantor Fitzgerald LP
7.88%	10/15/19	36,000	37,794	(b)
Cargill Inc.
5.20%	01/22/13	62,000	67,198	(b,h)
6.00%	11/27/17	25,000	29,556	(b,h)
Case New Holland Inc.
7.88%	12/01/17	78,000	84,728	(b)
CBS Corp.
5.75%	04/15/20	89,000	98,853
CCO Holdings LLC
7.88%	04/30/18	101,000	104,788	(b)
8.13%	04/30/20	20,000	21,200	(b)
Cenovus Energy Inc.
6.75%	11/15/39	35,000	42,258
Central American Bank for Economic Integration
5.38%	09/24/14	40,000	43,259	(b)
Chesapeake Energy Corp.
6.63%	08/15/20	46,000	48,070
7.25%	12/15/18	85,000	91,588
Cincinnati Bell Inc.
8.25%	10/15/17	64,000	64,640
8.75%	03/15/18	40,000	39,000
Citigroup Inc.
5.00%	09/15/14	76,000	78,937
5.13%	05/05/14	101,000	107,540
5.38%	08/09/20	123,000	127,260
6.13%	11/21/17	21,000	22,939
6.38%	08/12/14	87,000	96,611
8.50%	05/22/19	74,000	91,489
Community Health Systems Inc.
8.88%	07/15/15	117,000	124,312
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	30,000	37,724

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

75

GE Total Return Fund	September 30, 2010

		Principal Amount	Fair Value

Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	$18,000	$21,329	(h)
Corp Nacional del Cobre de Chile
5.63%	09/21/35	6,000	6,578	(b)
COX Communications Inc.
6.25%	06/01/18	33,000	38,046	(b)
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
7.65%	09/07/11	100,000	101,250
Crown Castle International Corp.
7.13%	11/01/19	28,000	29,820
Crown Castle Towers LLC
4.88%	08/15/40	100,000	103,313	(b)
6.11%	01/15/40	32,000	35,351	(b)
CVS Caremark Corp.
3.25%	05/18/15	34,000	35,514
5.75%	06/01/17	15,000	17,214
6.13%	09/15/39	100,000	110,393
DASA Finance Corp.
8.75%	05/29/18	35,000	39,322
Denbury Resources Inc.
8.25%	02/15/20	32,000	34,920
DirecTV Holdings LLC
4.75%	10/01/14	48,000	52,425
5.88%	10/01/19	40,000	45,399
El Paso Corp.
8.05%	10/15/30	33,000	34,382
Exelon Corp.
4.90%	06/15/15	48,000	52,609
Exelon Generation Company LLC
6.25%	10/01/39	26,000	27,870
Expedia Inc.
5.95%	08/15/20	47,000	47,529	(b)
Fibria Overseas Finance Ltd.
7.50%	05/04/20	119,000	126,289	(b,h)
Ford Motor Credit Company LLC
7.00%	04/15/15	100,000	106,858	(h)
Forest Oil Corp.
7.25%	06/15/19	34,000	34,765
FPL Group Capital Inc.
2.60%	09/01/15	85,000	85,636
France Telecom S.A.
2.13%	09/16/15	42,000	42,291
Frontier Communications Corp.
8.25%	04/15/17	46,000	50,312
Gannett Company Inc.
6.38%	09/01/15	13,000	12,854	(b)
7.13%	09/01/18	31,000	30,535	(b)
Gaz Capital SA for Gazprom
9.25%	04/23/19	100,000	124,500
Globo Comunicacao e Participacoes S.A.
7.25%	04/26/22	100,000	107,000	(b,h)
Hartford Financial Services Group Inc.
5.50%	03/30/20	61,000	62,038

		Principal Amount	Fair Value

HCA Inc.
9.25%	11/15/16	$74,000	$80,105
Health Management Associates Inc.
6.13%	04/15/16	47,000	47,470
Hess Corp.
5.60%	02/15/41	43,000	44,866
Host Hotels & Resorts LP (REIT)
9.00%	05/15/17	41,000	45,766
HSBC Finance Corp.
5.00%	06/30/15	158,000	172,070	(h)
IIRSA Norte Finance Ltd.
8.75%	05/30/24	112,438	129,866	(b,h)
Ingles Markets Inc.
8.88%	05/15/17	74,000	79,735
Intelsat Subsidiary Holding Company S.A.
8.88%	01/15/15	34,000	35,190
Intergen N.V.
9.00%	06/30/17	75,000	79,312	(b)
International Paper Co.
7.50%	08/15/21	70,000	83,742
JP Morgan Chase Capital XXV (Series Y)
6.80%	10/01/37	35,000	35,574	(h)
JPMorgan Chase & Co.
5.13%	09/15/14	85,000	93,197
JPMorgan Chase Bank NA
5.88%	06/13/16	22,000	24,918	(h)
Korea Development Bank
3.25%	03/09/16	100,000	100,112
Kraft Foods Inc.
5.38%	02/10/20	94,000	105,003
6.50%	02/09/40	43,000	50,347
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	295,000	319,414	(h)
4.13%	10/15/14	85,000	94,180	(h)
4.50%	07/16/18	78,000	89,751
L-3 Communications Corp.
5.88%	01/15/15	40,000	40,900
Levi Strauss & Co.
7.63%	05/15/20	200,000	207,500
Lincoln National Corp.
6.25%	02/15/20	36,000	40,274
8.75%	07/01/19	54,000	69,463
Lloyds TSB Bank PLC
6.50%	09/14/20	100,000	100,963	(b)
Majapahit Holding BV
7.25%	10/17/11	100,000	105,120	(b,h)
7.75%	10/17/16	100,000	117,000	(b,h)
Merrill Lynch & Company Inc.
6.05%	08/15/12	31,000	33,273
6.88%	04/25/18	61,000	68,423
Midamerican Energy Holdings Co.
6.13%	04/01/36	40,000	45,762
Morgan Stanley
5.50%	01/26/20	277,000	284,715	(h)
5.63%	09/23/19	100,000	104,115	(h)
6.00%	04/28/15	67,000	73,662

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

76

GE Total Return Fund	September 30, 2010

		Principal Amount	Fair Value

Morgan Stanley (Series F)
6.63%	04/01/18	$100,000	$110,866
Mylan Inc.
7.88%	07/15/20	32,000	34,280	(b)
National Agricultural Cooperative Federation
4.25%	01/28/16	100,000	102,933	(b)
5.00%	09/30/14	33,000	35,312	(b)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	100,000	112,750	(b)
News America Inc.
6.65%	11/15/37	56,000	64,416
Nexen Inc.
6.20%	07/30/19	93,000	108,699
6.40%	05/15/37	101,000	110,059
Nisource Finance Corp.
6.13%	03/01/22	32,000	36,231
NRG Energy Inc.
7.38%	02/01/16	50,000	51,438
Pacific Gas & Electric Co.
5.80%	03/01/37	30,000	33,316
PacifiCorp
6.25%	10/15/37	2,000	2,423
PAETEC Holding Corp.
8.88%	06/30/17	50,000	52,250
Pemex Finance Ltd.
9.03%	02/15/11	7,700	7,835	(h)
Pemex Project Funding Master Trust
6.63%	06/15/38	10,000	10,770
Petroleos Mexicanos
4.88%	03/15/15	40,000	43,145	(b)
6.63%	06/15/35	10,000	10,924	(b)
8.00%	05/03/19	10,000	12,400
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	100,000	102,250
Pioneer Natural Resources Co.
7.50%	01/15/20	66,000	72,626
Plains All American Pipeline LP Corp.
3.95%	09/15/15	40,000	41,959
4.25%	09/01/12	18,000	18,774
Plains Exploration & Production Co.
7.63%	06/01/18	16,000	16,800
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	100,000	120,670
Pride International Inc.
6.88%	08/15/20	38,000	41,372
Prudential Financial Inc.
3.63%	09/17/12	18,000	18,706
3.88%	01/14/15	105,000	110,305
7.38%	06/15/19	35,000	42,635
QVC Inc.
7.50%	10/01/19	44,000	45,980	(b)
RailAmerica Inc.
9.25%	07/01/17	43,000	47,139
Republic Services Inc.
5.25%	11/15/21	32,000	35,356
5.50%	09/15/19	38,000	42,807

		Principal Amount	Fair Value

Roche Holdings Inc.
6.00%	03/01/19	$55,000	$66,631	(b)
Rockies Express Pipeline LLC
5.63%	04/15/20	146,000	146,798	(b)
RR Donnelley & Sons Co.
7.63%	06/15/20	48,000	50,079
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%	05/15/17	100,000	104,250	(b)
Solutia Inc.
7.88%	03/15/20	33,000	35,269
Southern Copper Corp.
6.75%	04/16/40	8,000	8,734
7.50%	07/27/35	100,000	115,951
Spirit Aerosystems Inc.
7.50%	10/01/17	22,000	22,715
Telecom Italia Capital S.A.
6.00%	09/30/34	36,000	33,961
7.18%	06/18/19	34,000	39,906
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	87,000	91,010
Textron Inc.
6.20%	03/15/15	75,000	83,418
The AES Corp.
8.00%	10/15/17 - 06/01/20	42,000	45,505
The Dow Chemical Co.
5.90%	02/15/15	59,000	65,790
The Goldman Sachs Group Inc.
3.70%	08/01/15	120,000	122,773
5.38%	03/15/20	178,000	187,614
6.75%	10/01/37	21,000	21,828
The Kroger Co.
6.15%	01/15/20	60,000	71,295
The Williams Companies Inc.
7.88%	09/01/21	36,000	43,711
Ticketmaster Entertainment LLC
10.75%	08/01/16	250,000	273,750	(h)
Time Warner Cable Inc.
5.00%	02/01/20	91,000	97,455
6.75%	07/01/18	54,000	64,402
7.50%	04/01/14	19,000	22,394
Time Warner Inc.
5.88%	11/15/16	72,000	83,840
6.20%	03/15/40	48,000	52,291
Union Electric Co.
6.70%	02/01/19	48,000	58,357
USB Capital XIII Trust
6.63%	12/15/39	50,000	51,138
Vale Overseas Ltd.
6.88%	11/10/39	1,000	1,146
Valero Energy Corp.
6.13%	02/01/20	101,000	110,080
Verizon Communications Inc.
6.35%	04/01/19	66,000	80,541	(h)
6.40%	02/15/38	33,000	38,167	(h)
6.90%	04/15/38	30,000	36,470	(h)
WEA Finance LLC
6.75%	09/02/19	124,000	146,916	(b,h)
7.50%	06/02/14	52,000	60,524	(b,h)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

77

GE Total Return Fund	September 30, 2010

		Principal Amount	Fair Value

Weatherford International Limited Bermuda
6.75%	09/15/40	$75,000	$78,171
Williams Partners LP
5.25%	03/15/20	54,000	58,702
6.30%	04/15/40	49,000	54,016
Windstream Corp.
7.88%	11/01/17	14,000	14,595
Woodside Finance Ltd.
4.50%	11/10/14	77,000	82,628	(b)
Wyeth
5.50%	03/15/13	75,000	83,026
Wynn Las Vegas LLC
7.88%	05/01/20	112,000	118,860
XL Capital Ltd.
5.25%	09/15/14	78,000	83,118
Xstrata Finance Canada Ltd.
5.80%	11/15/16	35,258	38,954	(b)
			13,049,129

Non-Agency Collateralized Mortgage Obligations — 2.3%

Banc of America Commercial Mortgage Inc.
5.93%	02/10/51	320,000	344,187
Banc of America Commercial Mortgage Inc. (Class A)
5.49%	02/10/51	15,625	16,359
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	86,000	93,095	(h)
Banc of America Commercial Mortgage Inc. (Class AJ)
11.12%	07/10/46	20,000	15,500	(d,i)
Banc of America Funding Corp. (Class B1)
5.43%	03/20/36	31,467	940	(h,i,q)
Banc of America Mortgage Securities Inc. (Class B1)
5.08%	01/25/36	15,693	1,366	(h,i,q)
Banc of America Mortgage Securities Inc. (Class B2)
5.08%	01/25/36	15,702	138	(h,i,q)
Bear Stearns Commercial Mortgage Securities (Class A2)
5.58%	03/11/39	35,000	35,196	(h,i)
5.68%	04/12/38	15,890	16,051	(i)
Bear Stearns Commercial Mortgage Securities (Class A4)
5.47%	01/12/45	50,000	54,722
5.69%	06/11/50	85,000	91,757	(i)
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.62%	03/11/39	25,000	22,326	(i)
5.91%	06/11/40	30,000	20,805	(i)

Bear Stearns Commercial Mortgage Securities (Class AM)
5.24%	12/11/38	35,000	33,917

		Principal Amount	Fair Value

5.92%	06/11/50	$30,000	$27,918	(i)
Citigroup Commercial Mortgage Trust (Class AJ)
5.92%	03/15/49	30,000	25,797	(i)
Citigroup Commercial Mortgage Trust (Series 2006) (Class AJ)
5.48%	10/15/49	30,000	24,201
Commercial Mortgage Pass Through Certificates (Class AM)
5.99%	06/10/46	40,000	39,844	(i)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.33%	10/25/35	38,421	2,243	(h,i,q)
Credit Suisse Mortgage Capital Certificates (Class C)
5.73%	02/15/39	100,000	63,576
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.64%	02/25/36	23,613	1,448	(h,i,q)
Greenwich Capital Commercial Funding Corp.
6.08%	07/10/38	135,000	147,915	(i)
Greenwich Capital Commercial Funding Corp. (Class A2)
5.60%	12/10/49	35,000	37,022
Indymac INDA Mortgage Loan Trust (Class B1)
5.11%	01/25/36	63,451	2,073	(h,i,q)
Indymac INDA Mortgage Loan Trust (Class B2)
5.11%	01/25/36	34,708	250	(h,i,q)
JP Morgan Chase Commercial Mortgage Securities Corp.
6.06%	04/15/45	40,000	39,769
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.34%	08/12/37	140,000	152,918	(h,i)
5.44%	06/12/47	80,000	83,855
5.79%	02/12/51	190,000	204,423	(h,i)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
6.10%	02/12/51	70,000	64,459	(h,i)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class F)
6.40%	02/12/51	15,000	3,736	(h,i,q)
LB-UBS Commercial Mortgage Trust
6.75%	01/15/36	505,373	22,470	(d,h,q)
LB-UBS Commercial Mortgage Trust (Class A4)
4.95%	09/15/30	30,000	32,683
5.16%	02/15/31	40,000	43,508
5.66%	03/15/39	122,000	132,068	(i)
LB-UBS Commercial Mortgage Trust (Class AJ)
6.32%	04/15/41	10,000	7,106	(i)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

78

GE Total Return Fund	September 30, 2010

		Principal Amount	Fair Value

LB-UBS Commercial Mortgage Trust (Series 2001) (Class B)
6.65%	07/14/16	$28,000	$28,335	(h,q)
LB-UBS Commercial Mortgage Trust (Series 2004) (Class X)
27.30%	12/15/39	589,504	7,283	(d,h,i,q)
MASTR Alternative Loans Trust (Series 2003) (Class 15X)
5.00%	08/25/18	34,771	4,168	(g,h,q,r)
Merrill Lynch Mortgage Trust (Class AJ)
5.84%	05/12/39	25,000	21,400	(i)
Merrill Lynch Mortgage Trust (Series 2006) (Class B)
5.84%	05/12/39	35,000	19,114
Morgan Stanley Capital I
5.16%	10/12/52	20,000	21,738	(i)
5.94%	10/15/42	38,000	23,405
Morgan Stanley Capital I (Class A3)
5.71%	07/12/44	100,000	106,881	(h)
Morgan Stanley Capital I (Class A4)
5.81%	12/12/49	223,250	236,338
5.98%	08/12/41	20,000	22,388	(i)
Morgan Stanley Capital I (Class AJ)
5.39%	11/12/41	88,000	62,190	(h,i)
5.94%	10/15/42	25,000	22,414	(i)
Morgan Stanley Capital I (Class AM)
6.31%	12/12/49	40,000	38,106	(i)
6.46%	01/11/43	40,000	40,762
Morgan Stanley Capital I (Class B)
5.94%	10/15/42	20,000	13,152
Morgan Stanley Capital I (Series 2006) (Class A2)
5.28%	12/15/43	31,000	31,847
OBP Depositor LLC Trust
4.65%	07/15/45	30,000	32,450	(b)
Puma Finance Ltd. (Class A)
5.74%	10/11/34	8,394	8,049	(d,h,i)
Residential Accredit Loans Inc.
6.00%**	01/25/36	2,263	—	(h,q)
Structured Asset Securities Corp. (Series 1996) (Class X1)
2.11%	02/25/28	23,491	1	(i,q)
Vornado DP LLC
6.36%	09/13/28	20,000	20,582	(b)
Wachovia Bank Commercial Mortgage Trust
6.22%	06/15/45	40,000	18,876
Wachovia Bank Commercial Mortgage Trust (Class A3)
5.25%	12/15/43	60,000	60,940	(h)
Wachovia Bank Commercial Mortgage Trust (Class AJ)
5.92%	05/15/43	40,000	33,718	(i)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	40,000	37,377	(i)

		Principal Amount	Fair Value

Wachovia Bank Commercial Mortgage Trust (Series 2006) (Class AJ)
6.19%	06/15/45	$20,000	$15,049	(h,i)
WAMU Commercial Mortgage Securities Trust (Series 2005) (Class AJ)
5.19%	05/25/36	40,000	40,562	(b)
Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36 - 03/25/36	301,590	61,651	(h,q)
			2,934,417

Sovereign Bonds — 0.7%

Government of Belize
6.00%	02/20/29	10,200	8,874	(j)
Government of Bermuda International Bond
5.60%	07/20/20	100,000	108,100	(b)
Government of Brazil
8.00%	01/15/18	32,500	38,854	(h)
8.25%	01/20/34	13,000	18,915
Government of Colombia
6.13%	01/18/41	100,000	114,500
Government of El Salvador
7.65%	06/15/35	10,000	10,875	(b)
Government of Grenada
2.50%	09/15/25	6,400	3,328	(b,j)
Government of Hungary
4.75%	02/03/15	100,000	101,608
Government of Lebanon
6.38%	03/09/20	17,000	17,638
Government of Panama
6.70%	01/26/36	16,000	19,640
Government of Peruvian
6.55%	03/14/37	11,000	13,338
Government of Poland
6.38%	07/15/19	4,000	4,713
Government of Turkey
5.63%	03/30/21	100,000	109,000
6.75%	05/30/40	100,000	114,014
Government of Uruguay
6.88%	09/28/25	11,363	13,664
Government of Venezuela
1.51%	04/20/11	7,000	6,755	(i)
10.75%	09/19/13	19,000	17,908
Government of Vietnam
1.30%	03/12/16	3,826	3,403	(i)
Province of Manitoba Canada
4.90%	12/06/16	35,000	40,754
Province of Quebec Canada
7.50%	09/15/29	50,000	72,850
Republic of Dominican
9.50%	09/27/11	12,516	13,047
Russian Foreign Bond - Eurobond
7.50%	03/31/30	10,311	12,314	(j)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

79

GE Total Return Fund	September 30, 2010

		Principal Amount	Fair Value

United Mexican States
5.13%	01/15/20	$10,000	$11,175
			875,267

Municipal Bonds and Notes — 0.1%

American Municipal Power-Ohio Inc.
6.05%	02/15/43	28,000	28,657
Municipal Electric Authority of Georgia
6.64%	04/01/57	51,000	54,834
New Jersey State Turnpike Authority
7.41%	01/01/40	10,000	12,416
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	10,000	10,617
			106,524

Total Bonds and Notes (Cost $33,288,047)			34,298,079

	Number of Shares	Fair Value

Exchange Traded Funds — 0.5%

Financial Select Sector SPDR Fund	7,606	$109,146	(p)
Industrial Select Sector SPDR Fund	14,224	444,927	(h,p)
iShares MSCI Emerging Markets Index Fund	1,043	46,695

Total Exchange Traded Funds (Cost $663,208)		600,768
Other Investments — 0.2%
GEI Investment Fund (Cost $242,171)		220,376	(k)

Total Investments in Securities (Cost $102,889,464)		109,801,386
Short-Term Investments — 14.4%

Short-Term Investments — 13.2%
GE Money Market Fund Institutional Class 0.03%		16,176,483	(d,k)

	Principal Amount	Fair Value

U.S. Treasuries — 1.2%

U.S. Treasury Bill 0.11% 10/21/10	$1,500,000	$1,499,895	(d)

Total Short-Term Investments (Cost $17,676,383)		17,676,378

Total Investments (Cost $120,565,847)		127,477,764

Liabilities in Excess of Other Assets, net — (3.9)%		(4,772,950)

NET ASSETS — 100.0%		$122,704,814

Other Information

The Fund had the following long futures contracts open at September 30, 2010:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)

DJ Euro Stoxx 50 Index Futures	December 2010	10	$373,792	$(8,247)

FTSE 100 Index Futures	December 2010	2	174,268	(797)

Russell 2000 Mini Index Futures	December 2010	44	2,967,800	188,841

S&P 500 Emini Index Futures	December 2010	41	2,330,235	(12,556)

S&P Midcap 400 Emini Index Futures	December 2010	1	80,010	4,237

Topix Index Futures	December 2010	2	197,869	2,933

2 Yr. U.S. Treasury Notes Futures	December 2010	23	5,048,141	6,781

5 Yr. U.S. Treasury Notes Futures	December 2010	16	1,933,875	20,214

				201,406

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

80

GE Total Return Fund	September 30, 2010

The Fund had the following short futures contracts open at September 30, 2010:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)

S&P 500 Emini Index Futures	December 2010	4	$(227,340)	$(627)

Ultra Long U.S. Treasury Bond Futures	December 2010	5	(706,406)	3,252

10 Yr. U.S. Treasury Notes Futures	December 2010	59	(7,436,766)	(67,647)

				$136,384

The Fund was invested in the following countries at September 30, 2010: (unaudited)

Country	Percentage (based on Fair Value)

United States	70.60%
United Kingdom	4.61%
Germany	3.29%
Japan	3.08%
France	2.90%
Canada	2.13%
Switzerland	2.10%
Brazil	1.47%
China	1.38%
South Korea	0.96%
Taiwan	0.85%
Spain	0.73%
Netherlands	0.64%
Russian Federation	0.54%
Italy	0.52%
Australia	0.45%
India	0.41%
South Africa	0.35%
Hong Kong	0.30%
Mexico	0.28%
Turkey	0.25%
Sweden	0.24%
Peru	0.21%
Indonesia	0.19%
Denmark	0.18%
Philippines	0.15%
Ireland	0.13%
Bermuda	0.11%

Country	Percentage (based on Fair Value)
Chile	0.10%
Colombia	0.10%
El Salvador	0.08%
Trinidad and Tobago	0.08%
Hungary	0.08%
Ukraine	0.08%
Finland	0.07%
Israel	0.07%
Egypt	0.05%
Thailand	0.04%
Luxembourg	0.03%
Supranational	0.03%
Czech Republic	0.03%
Panama	0.02%
Bolivarian Republic of Venezuela	0.02%
Malaysia	0.02%
Lebanon	0.01%
Kazakhstan	0.01%
Uruguay	0.01%
Dominican Republic	0.01%
Belize	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at September 30, 2010: (unaudited)

Industry	Domestic	Foreign	Total

Diversified Banks	0.25%	3.26%	3.51%
Integrated Oil & Gas	0.84%	1.92%	2.76%
Communications Equipment	1.33%	0.68%	2.01%
Wireless Telecommunication Services	1.02%	0.86%	1.88%
Semiconductors	0.87%	0.82%	1.69%
Biotechnology	1.51%	0.00%	1.51%
Systems Software	1.46%	0.00%	1.46%
Packaged Foods & Meats	0.54%	0.85%	1.39%
Fertilizers & Agricultural Chemicals	0.37%	1.01%	1.38%
Steel	0.51%	0.83%	1.34%
Pharmaceuticals	0.54%	0.78%	1.32%
Life & Health Insurance	0.56%	0.69%	1.25%
Asset Management & Custody Banks	1.20%	0.02%	1.22%
Internet Software & Services	0.55%	0.67%	1.22%
Aerospace & Defense	0.68%	0.50%	1.18%
Healthcare Equipment	0.99%	0.17%	1.16%
Industrial Conglomerates	0.00%	1.09%	1.09%
Automobile Manufacturers	0.00%	1.07%	1.07%
Household Products	0.47%	0.59%	1.06%
Diversified Metals & Mining	0.09%	0.94%	1.03%
Oil & Gas Equipment & Services	1.00%	0.00%	1.00%
Industrial Gases	0.42%	0.53%	0.95%

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

81

GE Total Return Fund	(unaudited) September 30, 2010

Industry	Domestic	Foreign	Total
Oil & Gas Exploration & Production	0.85%	0.06%	0.91%
Specialized Finance	0.57%	0.32%	0.89%
Soft Drinks	0.88%	0.00%	0.88%
Investment Banking & Brokerage	0.54%	0.33%	0.87%
Life Sciences Tools & Services	0.83%	0.00%	0.83%
Electric Utilities	0.71%	0.08%	0.79%
Movies & Entertainment	0.67%	0.07%	0.74%
Healthcare Services	0.69%	0.03%	0.72%
IT Consulting & Other Services	0.38%	0.34%	0.72%
Data Processing & Outsourced Services	0.70%	0.00%	0.70%
Other Diversified Financial Services	0.67%	0.00%	0.67%
Application Software	0.29%	0.36%	0.65%
Computer Hardware	0.62%	0.00%	0.62%
Multi-Line Insurance	0.24%	0.38%	0.62%
Cable & Satellite	0.56%	0.04%	0.60%
Multi-Utilities	0.15%	0.43%	0.58%
Integrated Telecommunication Services	0.32%	0.24%	0.56%
Security & Alarm Services	0.36%	0.19%	0.55%
Advertising	0.52%	0.00%	0.52%
Industrial Machinery	0.19%	0.32%	0.51%
Food Retail	0.00%	0.49%	0.49%
Exchange Trade Fund	0.43%	0.04%	0.47%
Electrical Components & Equipment	0.11%	0.35%	0.46%
Construction & Farm Machinery & Heavy Trucks	0.27%	0.18%	0.45%
Construction & Engineering	0.00%	0.43%	0.43%
Home Improvement Retail	0.41%	0.00%	0.41%
Apparel, Accessories & Luxury Goods	0.18%	0.22%	0.40%
Healthcare Supplies	0.00%	0.39%	0.39%
Office (REIT’s)	0.37%	0.00%	0.37%
Electronic Components	0.08%	0.28%	0.36%
Real Estate Services	0.34%	0.00%	0.34%
Regional Banks	0.17%	0.17%	0.34%
General Merchandise Stores	0.33%	0.00%	0.33%
Hypermarkets & Super Centers	0.00%	0.32%	0.32%
Property & Casualty Insurance	0.30%	0.02%	0.32%
Diversified Capital Markets	0.00%	0.31%	0.31%
Trading Companies & Distributors	0.10%	0.19%	0.29%
Coal & Consumable Fuels	0.14%	0.13%	0.27%
Specialized (REIT’s)	0.26%	0.00%	0.26%
Retail (REIT’s)	0.25%	0.00%	0.25%
Homefurnishing Retail	0.23%	0.00%	0.23%
Personal Products	0.21%	0.02%	0.23%
Diversified Support Services	0.12%	0.10%	0.22%
Agricultural Products	0.12%	0.09%	0.21%
Hotels, Resorts & Cruise Lines	0.21%	0.00%	0.21%
Human Resource & Employment Services	0.00%	0.21%	0.21%
Oil & Gas Storage & Transportation	0.19%	0.00%	0.19%
Marine	0.00%	0.18%	0.18%

Industry	Domestic	Foreign	Total
Residential (REIT’s)	0.18%	0.00%	0.18%
Apparel Retail	0.08%	0.09%	0.17%
Diversified Real Estate Activities	0.00%	0.17%	0.17%
Automotive Retail	0.16%	0.00%	0.16%
Broadcasting	0.12%	0.04%	0.16%
Computer Storage & Peripherals	0.16%	0.00%	0.16%
Research & Consulting Services	0.16%	0.00%	0.16%
Building Products	0.00%	0.15%	0.15%
Home Entertainment Software	0.15%	0.00%	0.15%
Railroads	0.15%	0.00%	0.15%
Casinos & Gaming	0.13%	0.00%	0.13%
Construction Materials	0.00%	0.13%	0.13%
Gold	0.00%	0.13%	0.13%
Semiconductor Equipment	0.12%	0.01%	0.13%
Thrifts & Mortgage Finance	0.12%	0.00%	0.12%
Reinsurance	0.11%	0.00%	0.11%
Tobacco	0.11%	0.00%	0.11%
Healthcare Distributors	0.08%	0.02%	0.10%
Oil & Gas Drilling	0.00%	0.10%	0.10%
Computer & Electronics Retail	0.00%	0.09%	0.09%
Healthcare Technology	0.09%	0.00%	0.09%
Diversified (REIT’s)	0.08%	0.00%	0.08%
Environmental & Facilities Services	0.07%	0.00%	0.07%
Brewers	0.04%	0.02%	0.06%
Department Stores	0.06%	0.00%	0.06%
Electronic Manufacturing Services	0.00%	0.06%	0.06%
Independent Power Producers & Energy Traders	0.04%	0.02%	0.06%
Industrial (REIT’s)	0.06%	0.00%	0.06%
Air Freight & Logistics	0.05%	0.00%	0.05%
Distillers & Vintners	0.00%	0.05%	0.05%
Homebuilding	0.05%	0.00%	0.05%
Heavy Electrical Equipment	0.04%	0.00%	0.04%
Oil & Gas Refining & Marketing	0.00%	0.04%	0.04%
Real Estate Development	0.00%	0.04%	0.04%
Consumer Electronics	0.00%	0.03%	0.03%
Electronic Equipment & Instruments	0.00%	0.03%	0.03%
Education Services	0.00%	0.02%	0.02%
Household Appliances	0.00%	0.02%	0.02%
Food Distributors	0.00%	0.01%	0.01%
Marine Ports & Services	0.00%	0.01%	0.01%
Real Estate Operating Companies	0.01%	0.00%	0.01%

			59.05%

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

82

GE Total Return Fund	(unaudited) September 30, 2010

Sector	Percentage (based on Fair Value)

Corporate Notes	10.24%
Agency Mortgage Backed	9.11%
U.S. Treasuries	3.07%
Non-Agency Collateralized Mortgage Obligations	2.30%
Asset Backed	0.76%
Sovereign Bonds	0.69%
Agency Collateralized Mortgage Obligations	0.65%
Municipal Bonds and Notes	0.08%

26.91%

Short Term and Other Investments

Short-Term	13.87%
Other Investments	0.17%

14.04%

100.00%

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

83

William M. Healey

Senior Vice President

The GE Government Securities Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey and Chitranjan Sinha. As lead portfolio manager for the Fund, Mr. Healey chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers’ biographical information beginning on page 189.

Q.	How did the GE Government Securities Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Government Securities Fund returned 5.05% for Class A shares, 4.24% for Class B shares and 4.23% for Class C shares. The Barclays Capital U.S. Government Bond Index, the Fund’s benchmark, returned 6.97% and the Fund’s Morningstar peer group of 349 Intermediate Government Bond Funds returned an average of 6.88% for the same period.
Q.	Describe what happened in the fixed income markets during the twelve-month period ended September 30, 2010.

A.	Interest rates rose through the last three months of 2009 and the first three months of 2010 as investors priced in a sustainable global economic recovery. The direction of interest rates reversed however in the second quarter of 2010 when fiscal problems in Greece and other European peripheral countries put the recovery in question. Together with signs of economic slowing in U.S. employment and housing the fixed income market saw a flight to quality in 2Q10 pushing U.S. Treasury yields lower. In the third quarter of 2010, the market began pricing in a higher probability for a double dip recession and a second round of quantitative easing from the Fed, pulling rates down further. By September 30, 2010, the U.S. Treasury 2-year note had fallen 53 basis points in twelve months to 0.42%. The U.S. Treasury 10-year note ended at 2.51%, down 80 basis points for the same period. Despite lower rates and growing fear over a double dip recession, credit-related securities outperformed U.S. Treasury and government-related securities over the twelve month period. High yield issues outperformed investment grade issues, in general, as default expectations and strong demand boosted returns. Within the securitized markets, commercial mortgage-backed securities led all sector performance, returning over 23% for the twelve month period.

Q.	What were the key drivers of Fund performance?

A.

The main driver behind the Fund’s performance was the duration positioning relative to the benchmark. For much of the twelve month period ending September, 30th, the Fund’s duration was shorter than that of the benchmark. In a declining rate environment (the U.S. 10-year note yield fell 80 basis points), a shorter relative duration will have a negative impact on return. The investment in high quality financial names negatively impacted performance in May as credit spreads widened but then helped in the third quarter as spreads narrowed.

84

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 – September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class A	1,000.00	1,050.02	4.11
Class B	1,000.00	1,045.71	8.10
Class C	1,000.00	1,045.50	7.90
Hypothetical 5% Return (2.5% for the period)
Class A	1,000.00	1,020.84	4.05
Class B	1,000.00	1,017.00	7.99
Class C	1,000.00	1,017.20	7.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80% for Class A shares, 1.58% for Class B shares and 1.54% for Class C shares, (for the period April 01, 2010 — September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: 5.00% for Class A shares, 4.57% for Class B shares and 4.55% for Class C shares. Past performance does not guarantee future results.

85

(unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with safety of principal by investing at least 80% of its net assets under normal circumstances in U.S. Government securities.

Five Year Treasury Note Yield History

10/01/09 - 09/30/10

Morningstar Performance Comparison

Intermediate Government Bond Peer Group

Based on average annual returns for periods ended 9/30/10

	One Year	Five Year	Ten Year

Number of Funds in peer group	349	308	231

Peer group average annual total return*	6.88%	5.19%	5.23%

Morningstar Category in peer group : Intermediate Government

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the Intermediate Government peer group consisting of 349, 308 and 231 underlying funds, respectively.

Change in Value of a $10,000 Investment

Class A Shares

Average Annual Total Return for the

Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Government Securities Fund	5.05%	4.58%	5.07%	09/08/93	16,405
With Load	0.59%	3.68%	4.62%		15,708
Barclays Capital U.S. Government Bond Index	6.97%	6.10%	6.19%		18,225

Class B Shares

Average Annual Total Return for the

Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Government Securities Fund	4.24%	3.79%	4.46%	04/22/87	15,470
With Load	1.24%	3.79%	4.46%
Barclays Capital U.S. Government Bond Index	6.97%	6.10%	6.19%		18,225

86

(unaudited)

Class C Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Government Securities Fund	4.23%	3.83%	4.33%	09/30/99	15,275
With Load	3.23%	3.83%	4.33%
Barclays Capital U.S. Government Bond Index	6.97%	6.10%	6.19%		18,225

An investment in the GE Government Securities Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. It is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

87

GE Government Securities Fund	September 30, 2010

GE Government Securities Fund

Portfolio Composition as a % of Fair Value of $103,297 (in thousands) as of September 30, 2010 (unaudited)(s)

		Principal Amount	Fair Value

Bonds and Notes — 85.8%†

U.S. Treasuries — 80.1%

U.S. Treasury Bonds
1.75%	07/31/15	$27,889,300	$28,560,317	(h)
3.25%	07/31/16	4,530,400	4,958,310	(h)
4.38%	05/15/40	8,834,600	9,922,404	(h)
U.S. Treasury Notes
0.30%	09/30/11	6,172,000	6,215,155	(d,h)
0.36%	04/30/12	10,812,300	10,921,288	(d,h)
1.13%	12/15/11	7,000,000	7,067,536	(h)
2.63%	08/15/20	13,354,200	13,479,396
4.75%	05/31/12	1,000,000	1,072,734	(h)
4.88%	02/15/12	500,000	531,133	(h)
			82,728,273

Agency Mortgage Backed — 0.5%

Federal Home Loan Mortgage Corp.
6.50%	04/01/31	1,310	1,455	(h)
7.00%	12/01/26 - 02/01/30	811	917	(h)
7.50%	11/01/10 - 04/01/12	13,060	13,316	(h)
Federal National Mortgage Assoc.
6.00%	06/01/35	45,853	50,599	(h)
7.50%	12/01/23	42,361	47,845	(h)
9.00%	05/01/21 - 07/01/21	10,155	11,325	(h)
5.00%	TBA	158,000	167,542	(c)
Government National Mortgage Assoc.
8.50%	05/15/21 - 10/15/22	3,281	3,851	(h)
9.00%	07/15/16	202,923	224,578	(h)
			521,428

		Principal Amount	Fair Value

Asset Backed — 0.1%

Bear Stearns Asset Backed Securities Trust (Series 2003) (Class A)
5.99%	01/25/34	$2,596	$1,970	(d,i)
Residential Asset Securities Corp. (Series 2003) (Class AIIB)
68.79%	11/25/33	361,307	151,105	(d,h,i)
			153,075

Corporate Notes — 5.0%

Morgan Stanley
5.50%	07/24/20	5,000,000	5,151,090	(h)

Non-Agency Collateralized Mortgage Obligations — 0.1%

Residential Accredit Loans Inc. (Class A2)
43.66%	03/25/34	87,380	66,488	(d,h,i)
Thornburg Mortgage Securities Trust (Class A)
4.92%	04/25/43	79,233	73,734	(d,h,i)
			140,222

Total Bonds and Notes (Cost $87,983,406)			88,694,088
Other Investments — 0.4%

GEI Investment Fund (Cost $368,979)			335,771	(k)

Total Investment in Securities (Cost $88,352,385)			89,029,859
Short-Term Investments —13.8%

Short-Term Investments — 7.0%

GE Money Market Fund Institutional Class 0.03%			7,267,980	(d,k)

U.S. Treasuries — 6.8%

U.S. Treasury Bill
0.12%	11/12/10	7,000,000	6,998,816	(d)

Total Short-Term Investments (Cost $14,266,796)			14,266,796

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

88

GE Government Securities Fund	September 30, 2010

Fair Value

Total Investments (Cost $102,619,181)	$103,296,655

Other Assets and Liabilities, net — 0.0%*	23,632

NET ASSETS — 100.0%	$103,320,287

Other Information

The Fund had the following long futures contracts open at September 30, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation

2 Yr. U.S. Treasury Notes Futures	December 2010	89	$19,534,109	$25,709

The Fund had the following short futures contracts open at September 30, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)

Ultra Long U.S. Treasury Bond Futures	December 2010	11	$(1,554,094)	$28,939

10 Yr. U.S. Treasury Notes Futures	December 2010	105	(13,234,922)	(31,773)

				$22,875

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

89

Paul M. Colonna

President and Chief Investment Officer — Fixed Income

The GE Short-Term Government Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and James F. Palmieri. As lead portfolio manager for the Fund, Mr. Colonna chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers’ biographical information beginning on page 189.

Q.	How did the GE Short-Term Government Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Short-Term Government Fund returned 2.70% for Class A shares, 2.08% for Class B shares, 1.87% for Class C shares, 2.46% for Class R shares and 2.87% for Class Y shares. The Barclays Capital 1-3-Year Government Bond Index, the Fund’s benchmark, returned 2.62% and the Fund’s Morningstar peer group of 155 Short Term Funds returned an average of 3.59% for the same period.

Q.	Describe what happened in the fixed income markets during the twelve-month period ending September 30, 2010.

A.

Interest rates rose through the last three months of 2009 and the first three months of 2010 as investors priced in a sustainable global economic recovery. The direction of interest rates reversed however in the second quarter of 2010 when fiscal problems in Greece and other European peripheral countries put the recovery in question. Together with signs of economic slowing in U.S. employment and housing the fixed income market saw a flight to quality in 2nd quarter of calendar year 2010 pushing U.S. Treasury yields lower. In the third quarter of 2010, the market began pricing in a higher probability for a double dip recession and a second round of quantitative easing from the Fed, pulling rates down further. By September 30, 2010, the U.S. Treasury 2-year note had fallen 53 basis points in twelve months to 0.42%. The U.S. Treasury 10-year note ended at 2.51%, down 80 basis points for the same period. Despite lower rates and growing fear over a double dip recession, credit-related securities outperformed U.S. Treasury and government-related securities over the twelve month period. High yield issues outperformed investment grade issues, in general, as default expectations and strong demand boosted returns. Within the securitized markets, commercial mortgage-backed securities led all sector performance, returning over 23% for the twelve month period.

Q.	What were the key drivers of Fund performance?

A.	The primary driver of the fund’s performance relative to its benchmark was the allocation to non-government holdings, particularly AAA-rated commercial mortgage-backed securities. Not only did these investments provide added income return to the fund but also significant price return. Holdings in AAA-rated residential MBS also contributed positively to performance. Duration positioning had less of an impact.

90

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 – September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class A	1,000.00	1,017.47	3.39
Class B	1,000.00	1,013.44	6.51
Class C	1,000.00	1,013.09	7.12
Class R	1,000.00	1,016.28	4.55
Class Y	1,000.00	1,017.04	2.28
Hypothetical 5% Return (2.5% for the period)
Class A	1,000.00	1,021.48	3.40
Class B	1,000.00	1,018.43	6.53
Class C	1,000.00	1,017.84	7.13
Class R	1,000.00	1,020.35	4.56
Class Y	1,000.00	1,022.56	2.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.67% for Class A shares, 1.29% for Class B shares, 1.41% for Class C shares, 0.90% for Class R shares and 0.45% for Class Y shares (for the period April 1, 2010 — September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: 1.75% for Class A shares, 1.34% for Class B shares, 1.31% for Class C shares, 1.63% for Class R shares and 1.70% for Class Y shares. Past performance does not guarantee future results.

91

(unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets under normal circumstances in U.S. Government securities.

Two Year Treasury Note Yield History

10/01/09 - 09/30/10

Morningstar Performance Comparison

Short-Term Government Bond Peer Group

Based on average annual returns for periods ended 9/30/10

	One Year	Five Year	Ten Year

Number of Funds in peer group	155	138	113

Peer group average annual total return*	3.59%	4.17%	4.15%

Morningstar Category in peer group: Short Government

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the Short Government peer group consisting of 155, 138 and 113 underlying funds, respectively.

Change in Value of a $10,000 Investment

Class A Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Short-Term Government Fund	2.70%	3.86%	3.89%	03/02/94	14,646
With Load	0.13%	3.34%	3.63%		14,280
Barclays Capital 1-3 Year U.S. Government Bond Index	2.62%	4.49%	4.37%		15,338

Class B Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Short-Term Government Fund	2.08%	3.24%	3.53%	03/02/94	14,142
With Load	(0.92)%	3.24%	3.53%
Barclays Capital 1-3 Year U.S. Government Bond Index	2.62%	4.49%	4.37%		15,338

92

(unaudited)

Class C Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Short-Term Government Fund	1.87%	3.09%	3.12%	09/30/99	13,589
With Load	0.87%	3.09%	3.12%
Barclays Capital 1-3 Year U.S. Government Bond Index	2.62%	4.49%	4.37%		15,338

Class R Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Since Inception	Commencement	Ending Value of a $10,000 Investment (a)
GE Short-Term Government Fund	2.46%	2.86%	01/29/08	10,783
Barclays Capital 1-3 Year U.S. Government Bond Index	2.62%	3.29%*		10,904

Class Y Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Short-Term Government Fund	2.87%	4.10%	4.12%	03/02/94	14,967
Barclays Capital 1-3 Year U.S. Government Bond Index	2.62%	4.49%	4.37%		15,338

An investment in the GE Short-Term Government Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. It is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 Investment for the ten-year period or since inception, whichever is less.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the class shares’ inception date.

93

GE Short-Term Government Fund	September 30, 2010

GE Short-Term Government Fund

Portfolio Composition as a % of Fair Value of $83,901 (in thousands) as of September 30, 2010 (unaudited)(s)

		Principal Amount	Fair Value

Bonds and Notes — 58.1%†

U.S. Treasuries — 33.1%

U.S. Treasury Bonds
1.75%	07/31/15	$8,759,000	$8,969,742
U.S. Treasury Notes
1.38%	02/15/12 - 01/15/13	18,188,200	18,510,068	(h)
			27,479,810

Agency Mortgage Backed — 5.1%

Federal Home Loan Mortgage Corp.
7.00%	11/01/31 - 04/01/36	162,388	183,564	(h)
7.50%	01/01/16 - 08/01/30	114,593	129,590	(h)
8.50%	05/01/20 - 11/01/20	83,998	90,929	(h)
Federal National Mortgage Assoc.
2.04%	05/01/33	167,837	170,608	(h,i)
2.28%	06/01/33	161,207	167,440	(h,i)
2.43%	06/01/33	21,237	22,213	(h,i)
2.54%	06/01/33	46,840	48,850	(h,i)
2.62%	06/01/33	36,202	37,850	(h,i)
2.65%	07/01/33	21,944	22,950	(h,i)
2.71%	07/01/33	124,987	130,892	(h,i)
2.89%	12/01/32	47,788	49,950	(h,i)
7.00%	03/01/17 - 04/01/36	847,259	949,485	(h)
7.50%	04/01/16 - 05/01/34	613,821	699,098	(h)
8.00%	03/01/22 - 11/01/33	158,444	180,115	(h)
8.50%	02/01/18 - 07/01/31	333,412	378,966	(h)
9.00%	12/01/24 - 03/01/31	359,459	416,352	(h)
9.50%	09/01/21	25,130	28,884	(h)
9.75%	02/01/21	79,942	88,420	(h)

		Principal Amount	Fair Value

Government National Mortgage Assoc.
7.00%	12/15/18 - 05/15/32	$172,421	$195,422	(h)
7.50%	12/15/12 - 01/15/25	171,131	191,383	(h)
8.00%	07/15/17	78,325	87,580	(h)
			4,270,541

Agency Collateralized Mortgage Obligations — 3.4%

Federal Home Loan Mortgage Corp. REMIC ( Series 1980) (Class 1980)
6.50%	02/15/14	202,199	14,800	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC ( Series 2412) (Class OF)
1.21%	12/15/31	321,337	325,965	(h,i)
Federal Home Loan Mortgage Corp. REMIC ( Series 2815) (Class YL)
8.00%	01/15/34	136,559	146,239	(h)
Federal National Mortgage Assoc. REMIC
4.50%	02/25/40	1,163,141	1,242,858	(h)
5.00%	02/25/40	697,885	98,275	(g,h,r)
Federal National Mortgage Assoc. REMIC (Class JS)
5.94%	07/25/38	1,506,756	152,333	(g,h,i,r)
Federal National Mortgage Assoc. REMIC (Class QA)
0.10%	05/25/18	9,482,195	17,662	(g,h,i,r)
Federal National Mortgage Assoc. REMIC (Series 2003)
1.41%	07/25/44	2,625,549	128,337	(g,h,r)
Government National Mortgage Assoc.
1.00%	01/16/39	622,029	93,490	(g,i,r)
Gracechurch Mortgage Financing PLC (Class 3A1)
0.41%	11/20/56	475,097	466,768	(b,d)
Vendee Mortgage Trust
0.39%	04/15/40	1,481,133	29,623	(g,h,r)
Vendee Mortgage Trust (Class 2003)
0.86%	05/15/33	2,790,352	96,515	(g,h,r)
			2,812,865

Asset Backed — 12.6%

Ally Master Owner Trust
2.01%	01/15/15	1,000,000	1,020,342	(b,i)
Bank of America Auto Trust
2.67%	12/15/16	1,000,000	1,038,310	(b,h)
3.52%	06/15/16	1,000,000	1,047,441	(b)
BMW Vehicle Lease Trust
0.90%	10/15/12	250,000	250,311	(d)
Cabela’s Master Credit Card Trust
2.29%	09/17/18	250,000	249,898	(b)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

94

GE Short-Term Government Fund	September 30, 2010

		Principal Amount	Fair Value

Ford Credit Auto Owner Trust
4.50%	07/15/14	$100,000	$107,770	(h)
Ford Credit Floorplan Master Owner Trust
2.91%	12/15/14	1,000,000	1,027,656	(b,i)
GSAMP Trust
49.60%	05/25/46	122,190	113,943	(b,d,h,i)
Hertz Vehicle Financing LLC
2.60%	02/25/15	500,000	508,946	(b)
5.29%	03/25/16	2,575,000	2,842,128	(b,h)
Honda Auto Receivables Owner Trust
3.30%	09/15/15	400,000	418,302
Nissan Auto Receivables Owner Trust
1.31%	09/15/16	500,000	501,859
Nissan Master Owner Trust Receivables
1.41%	01/15/15	1,250,000	1,268,742	(b,i)
Residential Asset Securities Corp. (Series 2003) (Class AIIB)
68.79%	11/25/33	72,261	30,221	(d,h,i)
			10,425,869

Non-Agency Collateralized Mortgage Obligations — 3.9%

Banc of America Commercial Mortgage Inc. (Series 2005) (Class A2 )
5.17%	09/10/47	1,254,725	1,258,173	(i)
Bear Stearns Commercial Mortgage Securities (Class A2)
5.68%	04/12/38	91,526	92,456	(h,i)
6.46%	10/15/36	492,997	519,566	(h)
Commercial Mortgage Pass Through Certificates (Class CLA2)
39.01%	12/15/20	471,922	448,970	(b,d,h,i)
Greenwich Capital Commercial Funding Corp. (Class A2)
5.60%	12/10/49	735,000	777,467	(h)
Morgan Stanley Capital I (Series 2006) (Class A2)
5.28%	12/15/43	150,000	154,099
Residential Accredit Loans Inc. (Class A2)
43.66%	03/25/34	36,200	27,545	(d,i)
			3,278,276

Total Bonds and Notes (Cost $42,279,083)			48,267,361
Other Investments — 0.1%

GEI Investment Fund (Cost $85,719)			78,005	(k)

Total Investment in Securities (Cost $47,364,802)			48,345,366

		Principal Amount	Fair Value
Short-Term Investments — 42.8%

Short-Term Investments — 3.1%

GE Money Market Fund Institutional Class
0.03%			$2,560,747	(d,k)
U.S. Treasuries — 39.7%

U.S.Treasury Bill
0.11%	10/21/10	$4,000,000	3,999,733	(d)
0.12%	11/12/10	29,000,000	28,995,094	(d)
			32,994,827

Total Short-Term Investments (Cost $35,555,574)			35,555,574

Total Investments (Cost $82,920,376)			83,900,940

Liabilities in Excess of Other Assets, net — (1.0)%			(861,068)

NET ASSETS — 100.0%			$83,039,872

Other Information

The Fund had the following long futures contracts open at September 30, 2010:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation

2 Yr. U.S. Treasury Notes Futures	December 2010	144	$31,605,750	$44,604

The Fund had the following short futures contracts open at September 30, 2010:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)

5 Yr. U.S. Treasury Notes Futures	December 2010	53	$(6,405,961)	$(41,677)

				$2,927

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

95

Michael J. Caufield

Senior Vice President

The GE Tax-Exempt Fund is managed by Michael J. Caufield. See portfolio managers’ biographical information beginning on page 189.

Q.	How did the GE Tax-Exempt Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Tax-Exempt Fund returned 5.14% for Class A shares, 4.27% for Class B shares, 4.33% for Class C shares and 5.36% for Class Y shares. The Barclays Capital 10-Year U.S. Municipal Bond Index, the Fund’s benchmark, returned 6.62%, and the Morningstar peer group consisting of 235 Intermediate Municipal Bond Funds returned an average of 4.86% for the same period.

Q.	What were the primary drivers behind Fund performance?

A.	With a historically steep yield curve available and the market facing a decline in longer tax-exempt product the portfolio extended its duration by .75 years, while maintaining a laddered approach to curve positioning during the first quarter of 2010. The portfolio performed well amid volatile markets through the first six months of the year but lagged the benchmark throughout the second half of the year given its conservative positioning and the continued emphasis on income. The Ten year Index performance over the last six months has been impressive, despite incurring several bouts of price volatility along the way .The Index over the last six months returned over 6.5% with its heavy concentration in ten-year maturities providing the bulk of returns outpaced those investors, including the Fund, with curve exposure spread in the one to seven year range. The fund positioned as a defensive, conservative, income oriented vehicle with a focus on consistent long-term returns met expectations but failed to keep pace with in an environment characterized by huge price swings and excessive volatility.

Q.	What happened in the U.S. economy during the twelve-month period ended September 30th 2010 and how was the portfolio positioned with respect to economic conditions?

A.	Over the last twelve months recessionary pressures on municipal entities impacted their ability to provide basic services and state and local governments struggled under increased unfunded federal mandates. The Federal government, in an effort to improve access to capital and relieve burdensome borrowing costs focused a significant part of its economic stimulus efforts on municipalities. The American Reinvestment and Recovery Act passed in early 2009 created the Build America Bond (BAB) program providing federal subsidies to municipalities issuing bonds in the taxable market. This Act allowed states and municipalities to issue federally taxable municipal bonds with 35% of the interest cost directly subsidized by a rebate from the federal government. This new source of financing for issuers translated into significant borrowing cost savings while introducing municipal debt to a new class of investor, both domestic and foreign. However the diversion of new issue product away from traditional tax-exempt investors, when combined with the reality of significantly higher taxes from both the expiration of the Bush tax cuts and new taxes attributable to the Health Care Reform Act of 2010, magnified the benefits of tax-exempt investing . The resultant supply/demand imbalance has clearly been a key determinant in the direction of rates. The resultant shift in issuance pattern drove tax-exempt yields to all time low levels.

With long term supply directed to the taxable market, the majority of traditional tax-exempt issuance fell within the ten year range. Investors in need of tax-exempt income followed the flows into the ten year sector driving returns significantly higher. Early in 2010

96

we extended the Fund modestly to provide additional income and total return potential by increasing exposure to the 15-20 year revenue bond sector. While the Fund’s laddered approach emphasizing diverse curve expose failed to capture the move to lower levels reflected in the benchmark in mid 2010, our extension strategy did provide some additional total return exposure and returns were consistent with those experienced throughout the one to ten year range. The Fund’s structure while limiting concentrated total return potential also limited exposure to extreme swings in prices at several points throughout the year, adhering to the Fund’s overall long-term objective.

97

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 – September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class A	1,000.00	1,048.77	4.42
Class B	1,000.00	1,044.00	8.25
Class C	1,000.00	1,043.94	8.20
Class Y	1,000.00	1,049.35	3.13
Hypothetical 5% Return (2.5% for the period)
Class A	1,000.00	1,020.55	4.36
Class B	1,000.00	1,016.86	8.14
Class C	1,000.00	1,016.90	8.09
Class Y	1,000.00	1,021.77	3.09

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% for Class A shares, 1.61% for Class B shares, 1.60% for Class C shares and 0.61% for Class Y shares (for the period April 01, 2010 — September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: 4.88% for Class A shares, 4.40% for Class B shares, 4.39% for Class C shares, and 4.94% for Class Y shares. Past performance does not guarantee future results.

98

(unaudited)

Investment Profile

A mutual fund designed for investors who seek as high a level of income exempt from federal income taxation as is consistent with preservation of capital by investing primarily in investment-grade municipal obligations.

Quality Ratings as of September 30, 2010

as a % of Fair Value(b)

Moody’s / S&P / Fitch Rating*	Percentage of Fair Value
Aaa/AAA	34.34%
Aa/AA	37.18%
A/A	18.24%
Baa/BBB	5.45%
Ba/BB and lower	1.24%
NR/Other	3.55%
100.00%
*	Moody’s Investors Services Inc, Standard & Poor’s and Fitch are nationally recognized statistical rating organizations.

Morningstar Performance Comparison

Intermediate Municipal Bond Peer Group

Based on average annual returns for periods ended 9/30/10

	One Year	Five Year	Ten Year

Number of Funds in peer group	235	182	118

Peer group average annual total return*	4.86%	4.36%	4.67%

Morningstar Category in peer group: Muni National Intermediate

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the Muni National Intermediate peer group consisting of 235, 182 and 118 underlying funds, respectively.

Change in Value of a $10,000 Investment

Class A Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Tax-Exempt Fund	5.14%	4.17%	4.66%	09/08/93	15,762
With Load	0.67%	3.27%	4.20%		15,093
Barclays Capital 10-Year U.S. Municipal Bond Index	6.62%	5.80%	5.95%		17,825

99

(unaudited)

Class B Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Tax-Exempt Fund	4.27%	3.38%	4.02%	09/08/93	14,831
With Load	1.27%	3.38%	4.02%
Barclays Capital 10 Year U.S. Municipal Bond Index	6.62%	5.80%	5.95%		17,825

Class C Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Tax-Exempt Fund	4.33%	3.39%	3.86%	09/30/99	14,606
With Load	3.33%	3.39%	3.86%
Barclays Capital 10 Year U.S. Municipal Bond Index	6.62%	5.80%	5.95%		17,825

Class Y Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Tax-Exempt Fund	5.36%	4.43%	5.31%	09/26/97	16,776
Barclays Capital 10 Year U.S. Municipal Bond Index	6.62%	5.80%	5.95%		17,825

(a)	Ending value of a $10,000 Investment for the ten-year period or since inception, whichever is less.
(b)	Fair Value Basis is inclusive of Short-Term Investment in GE Money Market Fund.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

100

GE Tax-Exempt Fund	September 30, 2010

GE Tax-Exempt Fund

Portfolio Composition as a % of Fair Value of $44,136 (in thousands) as of September 30, 2010 (unaudited)(s)

		Principal Amount	Fair Value

Municipal Bonds and Notes — 100.00%†

Arizona — 1.2%

Pima County Industrial Development Authority
5.75%	09/01/29	$500,000	$521,235

Arkansas — 0.8%

Arkansas Development Finance Authority
8.38%	07/01/11	315,000	333,708

California — 4.7%

California State Department of Water Resources
5.00%	05/01/22	250,000	290,200
City of San Diego CA
8.88%	02/01/11	40,000	41,077	(l,m)
Los Angeles Harbor Department
5.00%	08/01/26	1,160,000	1,299,444
Sacramento Municipal Utility District
6.80%	10/01/19	38,000	46,065
9.00%	04/01/13	340,000	380,980	(l,m)
			2,057,766

Colorado — 0.1%

City of Colorado Springs Co.
8.50%	11/15/11	45,000	47,700	(l,m)

		Principal Amount	Fair Value

Connecticut — 5.7%

City of New Haven CT (AMBAC Insured)
5.38%	12/01/12	$1,000,000	$1,084,090	(n)
Connecticut State Health & Educational Facility Authority
7.00%	07/01/12	135,000	144,805	(l,m)
Town of Fairfield CT
5.00%	01/01/21	1,000,000	1,226,600
			2,455,495

Florida — 2.8%

City of Gainesville FL
8.13%	10/01/14	90,000	103,079
City of Tampa FL
5.00%	10/01/26	615,000	630,738
Jacksonville Health Facilities Authority
11.50%	10/01/12	200,000	243,350	(l,m)
State of Florida
10.00%	07/01/14	185,000	220,990
			1,198,157

Georgia — 4.7%

Metropolitan Atlanta Rapid Transit Authority
7.00%	07/01/11	205,000	215,096
Municipal Electric Authority of Georgia
5.25%	01/01/19	1,000,000	1,167,890
Private Colleges & Universities Authority
6.00%	06/01/11	120,000	120,300
State of Georgia
4.50%	01/01/29	500,000	545,215
			2,048,501

Hawaii — 4.8%

State of Hawaii
5.25%	07/01/24	1,335,000	1,513,356
State of Hawaii (FSA Insured)
5.75%	02/01/14	500,000	577,585	(n)
			2,090,941

Idaho — 2.7%

Idaho Housing & Finance Assoc.
5.00%	07/15/17	1,000,000	1,176,760

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

101

GE Tax-Exempt Fund	September 30, 2010

		Principal Amount	Fair Value

Indiana — 3.3%

Indiana Municipal Power Agency
5.50%	01/01/27	$500,000	$561,120
Indiana Toll Road Commission
9.00%	01/01/15	580,000	684,342
Purdue University
5.25%	07/01/11	200,000	206,920
			1,452,382

Iowa — 0.8%

City of Muscatine IA
9.70%	01/01/13	310,000	344,218	(l,m)

Kentucky — 2.5%

Kentucky Economic Development Finance Authority
6.00%	06/01/30	500,000	534,685
Kentucky State Property & Building Commission (AGC Insured)
5.25%	02/01/27	500,000	555,810	(n)
			1,090,495

Maine — 2.5%

Maine Health & Higher Educational Facilities Authority
5.25%	07/01/21	500,000	569,000
University of Maine (FSA Insured)
5.38%	03/01/12	500,000	534,020	(n)
			1,103,020

Maryland — 3.6%

County of Prince George’s MD (FSA Insured)
5.50%	05/15/12	500,000	540,230	(n)
Maryland Health & Higher Educational Facilities Authority
5.00%	07/01/34	500,000	514,950
5.13%	07/01/39	500,000	516,135
			1,571,315

Massachusetts — 1.6%

Commonwealth of Massachusetts (FSA Insured)
5.25%	12/15/12	500,000	547,840	(n)
Massachusetts Port Authority
13.00%	07/01/13	120,000	146,017	(l,m)
			693,857

		Principal Amount	Fair Value

Michigan — 1.3%

City of Detroit MI (FSA Insured)
5.25%	07/01/22	$500,000	$555,585	(n)

Minnesota — 2.7%

City of Rochester MN
5.00%	11/15/38	500,000	535,020
City of St. Cloud MN
5.13%	05/01/30	500,000	524,865
Western Minnesota Municipal Power Agency
6.63%	01/01/16	100,000	115,387
			1,175,272

Mississippi — 1.3%

State of Mississippi
5.50%	09/01/14	500,000	583,665

Missouri — 5.4%

Missouri Highway & Transportation Commission
5.00%	05/01/21	1,500,000	1,804,710
Missouri Joint Municipal Electric Utility Commission
5.75%	01/01/29	500,000	544,155
			2,348,865

New Jersey — 6.9%
Atlantic County Improvement Authority (AMBAC Insured)
7.40%	03/01/12	125,000	132,314	(n)
Atlantic County Improvement Authority (MBIA Insured)
7.40%	07/01/16	175,000	207,408	(n)
New Jersey Health Care Facilities Financing Authority
5.00%	01/01/34	250,000	251,635
New Jersey State Turnpike Authority (AMBAC Insured)
6.50%	01/01/16	250,000	291,314	(n)
New Jersey Transit Corp. (AMBAC Insured)
5.50%	09/15/11	500,000	521,290	(n)
New Jersey Transportation Trust Fund Authority (FSA Insured)
5.75%	12/15/12	500,000	552,915	(n)
State of New Jersey
5.00%	06/15/23	1,000,000	1,059,500
			3,016,376

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

102

GE Tax-Exempt Fund	September 30, 2010

		Principal Amount	Fair Value

New Mexico — 1.3%
New Mexico Finance Authority
5.00%	6/15/23 - 12/15/26	$500,000	$571,507

New York — 6.6%

Brooklyn Arena Local Development Corp.
6.00%	07/15/30	500,000	539,925
New York State Dormitory Authority
6.50%	12/01/21	500,000	545,490
7.38%	07/01/16	440,000	512,569
7.50%	05/15/11	50,000	52,012
New York State Urban Development Corp.
5.50%	01/01/19	1,000,000	1,204,730
			2,854,726

North Carolina — 6.4%

City of Charlotte NC
5.00%	06/01/23	500,000	601,395
Raleigh Durham Airport Authority
5.00%	05/01/32	1,500,000	1,626,975
State of North Carolina
4.63%	05/01/29	500,000	540,565
			2,768,935

Ohio — 0.6%

Kent State University (AGC Insured)
5.00%	05/01/30	250,000	270,057	(n)

Pennsylvania — 6.3%

Allegheny County Hospital Development Authority
7.38%	07/01/12	145,000	156,731
City of Philadelphia PA (MBIA Insured)
6.25%	08/01/12	250,000	271,687	(n)
7.00%	05/15/20	320,000	386,045	(n)
Delaware River Port Authority
6.50%	01/15/11	60,000	61,045	(l,m)
Pennsylvania Higher Educational Facilities Authority
5.50%	08/15/18	500,000	589,240
Pennsylvania Turnpike Commission
5.26%	12/01/34	500,000	394,515	(d)
Philadelphia Authority for Industrial Development
5.25%	09/01/36	500,000	436,215
Pittsburgh Water & Sewer Authority (FGIC Insured)
7.25%	09/01/14	400,000	460,192	(n)
			2,755,670

		Principal Amount	Fair Value

Rhode Island — 1.3%

Rhode Island Health & Educational Building Corp.
6.25%	09/15/34	$500,000	$555,070

South Carolina — 2.5%

Charleston Educational Excellence Finance Corp.
5.25%	12/01/27	500,000	546,100
Grand Strand Water & Sewer Authority (FSA Insured)
5.38%	06/01/13	500,000	535,480	(n)
			1,081,580

Texas — 7.2%

North Texas Tollway Authority
5.63%	01/01/33	500,000	536,300
State of Texas
5.00%	04/01/28	750,000	823,800
University of Texas
5.00%	08/15/24	1,500,000	1,748,535
			3,108,635

Virginia — 3.1%

Chesterfield County Economic Development Authority
5.00%	05/01/23	250,000	274,317
Virginia Public School Authority
4.50%	08/01/28	1,000,000	1,067,870
			1,342,187

Wisconsin — 5.3%

State of Wisconsin
6.60%	07/01/11	525,000	547,502
State of Wisconsin (FGIC Insured)
5.25%	07/01/16	1,500,000	1,739,955	(m,n)
			2,287,457

Total Municipal Bonds and Notes (Cost $40,592,915)			43,461,137
Other Investments — 0.0%*

GEI Investment Fund (Cost $3,321)			3,022	(k)

Total Investment in Securities (Cost $40,596,236)			43,464,159

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

103

GE Tax-Exempt Fund	September 30, 2010

	Fair Value

Short-Term Investments — 1.5%

GE Money Market Fund Institutional Class 0.03% (Cost $672,240)	$672,240	(d,k)

Total Investments (Cost $41,268,476)	44,136,399

Liabilities in Excess of Other Assets, net — (1.5)%	(665,452)

NET ASSETS — 100.0%	$43,470,947

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

104

Paul M. Colonna

President and Chief Investment Officer — Fixed Income

The GE Fixed Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is led by Mr. Colonna who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers’ biographical information beginning on page 189.

Q.	How did the GE Fixed Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Fixed Income Fund returned 8.65% for Class A shares, 7.84% for Class B shares, 7.93% for Class C shares, 8.37% for Class R shares and 8.81% for Class Y shares. The Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 8.16% and the Fund’s Morningstar peer group of 1,150 Intermediate-Term Bond Funds returned an average of 9.94% for the same period.

Q.	Describe what happened in the fixed income markets during the twelve-month period ending September 30, 2010?

A.	Interest rates rose through the last three months of 2009 and the first three months of 2010 as investors priced in a sustainable global economic recovery. The direction of interest rates reversed however in the second quarter of 2010 when fiscal problems in Greece and other European peripheral countries put the recovery in question. Together with signs of economic slowing in U.S. employment and housing the fixed income market saw a flight to quality in 2Q10 pushing U.S. Treasury yields lower. In the third quarter of 2010, the market began pricing in a higher probability for a double dip recession and a second round of quantitative easing from the Fed, pulling rates down further. By September 30, 2010, the U.S. Treasury 2-year note had fallen 53 basis points in twelve months to 0.42%. The U.S. Treasury 10-year note ended at 2.51%, down 80 basis points for the same period. Despite lower rates and growing fear over a double dip recession, credit-related securities outperformed U.S. Treasury and government-related securities over the twelve month period. High yield issues outperformed investment grade issues, in general, as default expectations and strong demand boosted returns. Within the securitized markets, commercial mortgage-backed securities led all sector performance, returning over 23% for the twelve month period.

Q.	What were the primary drivers behind Fund performance?

A.	Sector allocation contributed most positively to the Fund performance, primarily from an overweight position in commercial MBS versus the benchmark and allocations to high yield and emerging market debt, which are non-index holdings. These three sectors had double digit returns over the last twelve months, handily beating the benchmark. Security selection within these sectors also benefited performance. In contrast, portfolio duration remained shorter than the benchmark for much of the period. As interest rates fell during the last six months, this positioning had a negative impact on relative performance.

105

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution fees, professional fees, and administrative fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 – September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class A	1,000.00	1,047.96	4.67
Class B	1,000.00	1,043.98	8.56
Class C	1,000.00	1,044.00	8.51
Class R	1,000.00	1,045.72	6.00
Class Y	1,000.00	1,049.31	3.44
Hypothetical 5% Return (2.5% for the period)
Class A	1,000.00	1,020.30	4.61
Class B	1,000.00	1,016.56	8.44
Class C	1,000.00	1,016.61	8.39
Class R	1,000.00	1,019.02	5.92
Class Y	1,000.00	1,021.48	3.40

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91% for Class A shares, 1.67% for Class B shares, 1.66% for Class C shares, 1.17% for Class R shares and 0.67% for Class Y shares (for the period April 01, 2010 — September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: 4.80% for Class A shares, 4.40% for Class B shares, 4.40% for Class C shares, 4.57% for Class R shares and 4.93% for Class Y shares. Past performance does not guarantee future results.

106

(unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets under normal circumstances in debt securities. The Fund invests primarily in a variety of investment grade debt securities such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.

Quality Ratings as of September 30, 2010

as a % of Fair Value(b)

Moody’s / S&P / Fitch Rating*	Percentage of Fair Value
Aaa/AAA	64.61%
Aa/AA	2.34%
A/A	12.50%
Baa/BBB	11.02%
Ba/BB and lower	9.25%
NR/Other	0.28%
100.00%
*	Moody’s Investors Services Inc, Standard & Poor’s and Fitch are nationally recognized statistical rating organizations.

Morningstar Performance Comparison

Intermediate-Term Bond Peer Group

Based on average annual returns for periods ended 9/30/10

	One Year	Five Year	Ten Year

Number of Funds in peer group	1,150	862	539

Peer group average annual total return*	9.94%	5.06%	5.47%

Morningstar Category in peer group: Intermediate-Term Bond

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the Intermediate-Term Bond peer group consisting of 1150, 862 and 539 underlying funds, respectively.

Change in Value of a $10,000 Investment

Class A Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Fixed Income Fund	8.65%	4.69%	5.25%	02/23/93	16,688
With Load	4.03%	3.79%	4.80%		15,978
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	6.41%		18,616

Class B Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Fixed Income Fund	7.84%	3.91%	4.78%	12/22/93	15,953
With Load	4.84%	3.91%	4.78%
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	6.41%		18,616

107

(unaudited)

Class C Shares

Average Annual Total Return for the

Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Fixed Income Fund	7.93%	3.91%	4.48%	09/30/99	15,495
With Load	6.93%	3.91%	4.48%
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	6.41%		18,616

Class R Shares

Average Annual Total Return for the

Periods Ended September 30, 2010

	One Year	Since Inception	Commencement	Ending Value of a $10,000 Investment (a)
GE Fixed Income Fund	8.37%	3.96%	01/29/08	11,092
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.51%*		11,835

Class Y Shares

Average Annual Total Return for the

Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Fixed Income Fund	8.81%	4.93%	5.51%	11/29/93	17,094
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	6.41%		18,616

(a)	Ending value of a $10,000 Investment for the ten-year period or since inception, whichever is less.
(b)	Fair Value Basis is inclusive of Short-Term Investment in GE Money Market Fund.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the class shares’ inception date.

An investment in the GE Fixed Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. It is possible to lose money by investing in the Fund.

108

GE Fixed Income Fund	September 30, 2010

GE Fixed Income Fund

Portfolio Composition as a % of Fair Value of $113,985 (in thousands) as of September 30, 2010 (unaudited)(s)

		Principal Amount	Fair Value

Bonds and Notes — 90.7%†

U.S. Treasuries — 11.6%

U.S. Treasury Bonds
1.75%	07/31/15	$4,685,300	$4,798,028
3.25%	07/31/16	870,900	953,159
4.38%	05/15/40	4,212,400	4,731,073	(h)
U.S. Treasury Notes
0.36%	04/30/12	636,400	642,815	(d,h)
2.63%	08/15/20	688,400	694,854
4.50%	11/15/10	27,000	27,142	(h)
			11,847,071

Agency Mortgage Backed — 30.3%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	48,573	50,918	(h)
5.00%	07/01/35 - 08/01/40	1,587,397	1,673,244	(h)
5.50%	05/01/20 - 04/01/39	793,576	855,158	(h)
6.00%	04/01/17 - 11/01/37	1,249,115	1,366,862	(h)
6.50%	07/01/29 - 08/01/29	6,252	6,941	(h)
7.00%	10/01/16 - 08/01/36	100,531	112,687	(h)
7.50%	01/01/30 - 09/01/33	24,636	28,097	(h)
8.00%	11/01/30	16,044	18,482	(h)
8.50%	04/01/30 - 05/01/30	32,691	38,011	(h)
9.00%	12/01/16	6,173	6,843	(h)
9.50%	04/01/21	418	467	(h)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 10/01/40	2,690,586	2,774,535	(h)
4.50%	05/01/18 - 09/01/40	6,556,144	6,854,738	(h)
5.00%	07/01/20 - 10/01/40	2,912,799	3,092,649	(h)
5.32%	03/01/37	2,804	2,954	(i)
5.50%	03/01/14 - 04/01/38	3,262,304	3,506,212	(h)
5.53%	04/01/37	4,472	4,727	(i)

		Principal Amount	Fair Value

6.00%	09/01/14 - 07/01/35	$1,947,314	$2,135,874	(h)
6.50%	08/01/17 - 08/01/36	326,240	359,385	(h)
7.00%	08/01/13 - 02/01/34	70,304	77,765	(h)
7.50%	08/01/13 - 03/01/34	138,524	157,560	(h)
8.00%	12/01/12 - 11/01/33	64,375	74,222	(h)
8.50%	05/01/31	4,902	5,716	(h)
9.00%	04/01/16 - 12/01/22	14,977	16,376	(h)
4.50%	TBA	3,810,000	3,967,163	(c)
6.00%	TBA	2,469,000	2,663,723	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 09/15/34	292,063	310,113	(h)
6.00%	04/15/27 - 09/15/36	199,379	218,348	(h)
6.50%	04/15/19 - 08/15/36	388,616	432,492	(h)
7.00%	03/15/12 - 10/15/36	124,316	138,747	(h)
7.50%	01/15/23 - 10/15/33	72,831	83,085	(h)
8.00%	12/15/29 - 02/15/30	1,445	1,709	(h)
9.00%	11/15/16 - 12/15/21	46,577	51,700	(h)
			31,087,503

Agency Collateralized Mortgage Obligations — 2.4%

Collateralized Mortgage Obligation Trust (Class B)
1.31%	11/01/18	2,555	2,475	(d,f,h,q)
Federal Home Loan Mortgage Corp.
0.10%	09/25/43	1,183,554	9,542	(g,h,i,r)
8.00%	02/01/23 - 07/01/24	6,487	1,473	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC
5.00%	02/15/38	87,181	10,775	(g,r)
5.00%	05/15/38	122,559	132,068
5.50%	04/15/17	37,137	1,216	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Class YQ)
5.00%	05/15/17	20,072	1,350	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class OF)
7.50%	07/15/27	2,400	524	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2543) (Class LR)
7.50%	01/15/16	2,151	2,156	(h)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	203,371	35,875	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2642) (Class AW)
4.50%**	03/15/19	1,620	—	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	155,765	16,013	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	29,732	1,818	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2647) (Class DI)
4.50%	10/15/16	23,235	489	(g,h,r)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

109

GE Fixed Income Fund	September 30, 2010

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 2656) (Class IU)
5.00%	04/15/28	$30,795	$202	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2722) (Class PI)
5.00%	06/15/28	23,119	649	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	117,752	8,869	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	11/15/17 - 05/15/18	97,815	4,667	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	27,239	659	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2852) (Class OJ)
14.81%	09/15/34	73,328	69,890	(d,f)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IA)
6.15%	05/15/37	292,064	36,788	(g,i,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IB)
6.15%	05/15/37	292,064	37,684	(g,i,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IC)
6.15%	05/15/37	292,064	37,684	(g,i,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class ID)
6.15%	05/15/37	292,064	37,684	(g,i,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IE)
6.15%	05/15/37	423,446	54,636	(g,i,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3284) (Class CI)
5.86%	03/15/37	769,390	99,273	(g,i,r)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33D)
8.00%	04/15/20	926	1,010	(h)
Federal Home Loan Mortgage Corp. STRIPS (Class IO)
5.00%	12/01/34	230,970	32,228	(g,r)
Federal Home Loan Mortgage STRIPS
3.51%	08/01/27	1,584	1,373	(d,f,h)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	124,464	133,802
5.00%	02/25/40	93,037	13,604	(g,r)
Federal National Mortgage Assoc. REMIC
6.29%	07/25/37	328,266	49,167	(g,i,r)
Federal National Mortgage Assoc. REMIC (Class B)
2.40%	12/25/22	2,253	2,079	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	160,651	177,423

		Principal Amount	Fair Value

Federal National Mortgage Assoc. REMIC (Class CS)
7.44%	08/25/16	$41,475	$1,008	(g,h,i,r)
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	109,426	117,184
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
1008.00%	05/25/22	10	283	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	46,031	2,851	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	71,964	4,524	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	211,147	18,454	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
1.20%	12/25/42	260,676	9,764	(g,h,i,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	29,911	1,001	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.05%	03/25/31	182,428	209,080	(h,i)
Federal National Mortgage Assoc. REMIC (Series 2005) (Class SC)
6.42%	10/25/35	693,771	90,000	(g,i,r)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	99,406	107,437
Federal National Mortgage Assoc. STRIPS
6.00%	01/01/35	99,970	15,139	(g,r)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	216,874	31,989	(g,r)
5.00%	03/25/38	185,376	23,184	(g,r)
5.50%	12/01/33	55,604	8,378	(g,r)
7.50%	11/01/23	23,883	4,018	(g,h,r)
8.00%	08/01/23 - 07/01/24	13,814	2,507	(g,h,r)
8.50%	03/01/17 - 07/25/22	6,476	1,279	(g,h,r)
9.00%	05/25/22	2,225	486	(g,h,r)
Federal National Mortgage Assoc. STRIPS (Series 354) (Class 1)
3.19%	11/01/34	247,196	226,814	(d,f,h)
Federal National Mortgage Assoc. STRIPS (Series 364) (Class 1)
4.50%	09/01/35	390,572	57,609	(g,r)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	308,386	45,487	(g,r)
Federal National Mortgage Assoc. STRIPS (Series 387) (Class 1)
5.00%	05/25/38	192,661	21,289	(g,r)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

110

GE Fixed Income Fund	September 30, 2010

		Principal Amount	Fair Value

Government National Mortgage Assoc.
1.00%	01/16/39	$721,365	$108,420	(g,i,r)
4.50%	05/20/38	132,033	17,584	(g,r)
Government National Mortgage Assoc.
4.50%	11/20/39	185,209	195,160
5.00%	10/20/37 - 09/20/38	683,479	100,876	(g,r)
Government National Mortgage Assoc. (Class IC)
5.99%	04/16/37	285,922	56,452	(g,h,r)
Vendee Mortgage Trust
0.39%	04/15/40	550,067	11,001	(g,r)
			2,504,403

Asset Backed — 2.3%

Bear Stearns Asset Backed Securities Trust (Series 2003) (Class A)
5.99%	01/25/34	16,928	12,842	(d,h,i)
Chase Funding Mortgage Loan Asset-Backed Certificates (Class IB)
5.75%	05/25/32	29,631	16,801	(h,i,q)
Chase Funding Mortgage Loan Asset-Backed Certificates (Class IIA2)
16.83%	03/25/32	27,075	18,098	(d,h,i)
Citicorp Residential Mortgage Securities Inc. (Series 2006) (Class A5)
6.04%	09/25/36	110,000	95,679
Countrywide Asset-Backed Certificates
1.12%	05/25/33	2,816	2,007	(i)
Countrywide Asset-Backed Certificates (Class 2A1)
2.40%	06/25/33	1,457	1,331	(d,i)
Countrywide Asset-Backed Certificates (Class A)
21.58%	08/25/32	17,644	10,539	(d,h,i)
Countrywide Asset-Backed Certificates (Class A1)
1.06%	03/25/33	93,248	75,467	(h,i)
Countrywide Asset-Backed Certificates (Class AF4)
5.31%	08/25/35	1,957,792	1,828,741	(h,i)
Countrywide Asset-Backed Certificates (Class AF6)
4.74%	10/25/35	89,039	80,089	(i)
Mid-State Trust (Class A3)
7.54%	07/01/35	10,887	10,992	(h,q)
Popular ABS Mortgage Pass- Through Trust (Class AF4)
5.30%	11/25/35	100,000	90,888

		Principal Amount	Fair Value

Residential Asset Mortgage Products Inc. (Class A2)
6.86%	06/25/32	$14,310	$11,498	(d,i)
Residential Asset Securities Corp. (Class A2)
50.35%	06/25/33	23,992	11,687	(d,i)
Residential Asset Securities Corp. (Series 2002) (Class AIIB)
32.90%	07/25/32	5,791	3,121	(d,h,i)
Saxon Asset Securities Trust
5.23%	08/25/35	101,704	96,075	(h,i)
Wachovia Asset Securitization Inc.(Series 2004) (Class A)
13.15%	06/25/34	37,478	32,247	(d,i,q)
			2,398,102

Corporate Notes — 33.1%

Abu Dhabi National Energy Co.
6.25%	09/16/19	100,000	106,205	(b,h)
AES El Salvador Trust
6.75%	02/01/16	100,000	93,493	(b)
AES Panama S.A.
6.35%	12/21/16	40,000	42,680	(b)
Agilent Technologies Inc.
5.00%	07/15/20	117,000	124,147
5.50%	09/14/15	80,000	89,942	(h)
Air Jamaica Ltd.
9.38%	07/08/15	7,143	7,179
Alcoa Inc.
6.15%	08/15/20	130,000	133,659
Allergan Inc.
3.38%	09/15/20	230,000	229,900
Alliance One International Inc.
10.00%	07/15/16	155,000	167,787
Ameren Illinois Co.
9.75%	11/15/18	178,000	238,500
Amsted Industries Inc.
8.13%	03/15/18	186,000	193,673	(b,h)
Anadarko Petroleum Corp.
6.20%	03/15/40	344,000	335,360	(h)
6.38%	09/15/17	58,000	63,913
Anheuser-Busch InBev Worldwide Inc.
5.00%	04/15/20	243,000	267,758
5.38%	11/15/14	156,000	175,102	(b,h)
ARAMARK Corp.
8.50%	02/01/15	167,000	173,680	(h)
ArcelorMittal
7.00%	10/15/39	116,000	118,502
Arizona Public Service Co.
6.25%	08/01/16	95,000	110,511	(h)
AT&T Inc.
6.40%	05/15/38	240,000	274,296	(h)
6.70%	11/15/13	184,000	213,046	(h)
Avis Budget Car Rental LLC
9.63%	03/15/18	90,000	95,175

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

111

GE Fixed Income Fund	September 30, 2010

		Principal Amount	Fair Value

Banco do Brasil Cayman
8.50%	10/29/49	$100,000	$117,500	(b)
Banco Mercantil del Norte S.A.
6.14%	10/13/16	24,000	24,001	(i)
BanColombia S.A.
6.13%	07/26/20	20,000	20,750
Bank of America Corp.
4.50%	04/01/15	135,000	141,648	(h)
5.63%	07/01/20	515,000	544,200
5.75%	12/01/17	390,000	416,970	(h)
6.50%	08/01/16	275,000	309,210	(h)
Boise Paper Holdings LLC
8.00%	04/01/20	112,000	115,920
Bombardier Inc.
7.75%	03/15/20	210,000	226,800	(b)
BP Capital Markets PLC
3.13%	10/01/15	57,000	57,299
4.50%	10/01/20	57,000	58,289
Calpine Corp.
7.25%	10/15/17	24,000	24,420	(b)
Cargill Inc.
5.20%	01/22/13	240,000	260,121	(b,h)
6.00%	11/27/17	96,000	113,495	(b,h)
Case New Holland Inc.
7.88%	12/01/17	38,000	41,277	(b)
CBS Corp.
5.75%	04/15/20	208,000	231,027	(h)
CCO Holdings LLC
7.88%	04/30/18	56,000	58,100	(b,h)
8.13%	04/30/20	68,000	72,080	(b,h)
Cenovus Energy Inc.
6.75%	11/15/39	118,000	142,469
Central American Bank for Economic Integration
5.38%	09/24/14	140,000	151,406	(b)
CFG Investment SAC
9.25%	12/19/13	100,000	105,750
Chesapeake Energy Corp.
6.63%	08/15/20	123,000	128,535
7.25%	12/15/18	333,000	358,807	(h)
Cincinnati Bell Inc.
8.25%	10/15/17	210,000	212,100
8.75%	03/15/18	134,000	130,650
Citigroup Inc.
5.00%	09/15/14	174,000	180,723
5.13%	05/05/14	165,000	175,684
5.38%	08/09/20	303,000	313,493
6.13%	11/21/17	58,000	63,356
6.38%	08/12/14	61,000	67,739
8.50%	05/22/19	234,000	289,304
Clarendon Alumina Production Ltd.
8.50%	11/16/21	100,000	101,000	(b,h)
Community Health Systems Inc.
8.88%	07/15/15	66,000	70,125	(h)
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	121,000	152,155

		Principal Amount	Fair Value

Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	$12,000	$14,219
Corp Nacional del Cobre de Chile
5.63%	09/21/35	22,000	24,121	(b)
COX Communications Inc.
6.25%	06/01/18	127,000	146,419	(b,h)
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
7.65%	09/07/11	100,000	101,250
Crown Castle International Corp.
7.13%	11/01/19	136,000	144,840	(h)
Crown Castle Towers LLC
4.88%	08/15/40	110,000	113,644	(b)
6.11%	01/15/40	110,000	121,520	(b,h)
CVS Caremark Corp.
3.25%	05/18/15	122,000	127,432
5.75%	06/01/17	58,000	66,560	(h)
6.13%	09/15/39	188,000	207,539
DASA Finance Corp.
8.75%	05/29/18	112,000	125,832
Denbury Resources Inc.
8.25%	02/15/20	112,000	122,220	(h)
DirecTV Holdings LLC
4.75%	10/01/14	50,000	54,609	(h)
5.88%	10/01/19	134,000	152,088	(h)
Dolphin Energy Ltd.
5.89%	06/15/19	95,930	103,508	(b)
El Paso Corp.
8.05%	10/15/30	112,000	116,691	(h)
Empresa Nacional del Petroleo
5.25%	08/10/20	100,000	102,568	(b)
6.25%	07/08/19	100,000	110,508	(b,h)
European Investment Bank
4.88%	01/17/17	200,000	233,684	(h)
Exelon Corp.
4.90%	06/15/15	166,000	181,941	(h)
Exelon Generation Company LLC
6.25%	10/01/39	88,000	94,328	(h)
Expedia Inc.
5.95%	08/15/20	120,000	121,350	(b)
Export-Import Bank of Korea
5.88%	01/14/15	100,000	111,760	(h)
Fibria Overseas Finance Ltd.
7.50%	05/04/20	119,000	126,289	(b)
Ford Motor Credit Company LLC
7.00%	04/15/15	19,000	20,303
Forest Oil Corp.
7.25%	06/15/19	112,000	114,520
FPL Group Capital Inc.
2.60%	09/01/15	230,000	231,721
France Telecom S.A.
2.13%	09/16/15	115,000	115,798
Frontier Communications Corp.
8.25%	04/15/17	158,000	172,813

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

112

GE Fixed Income Fund	September 30, 2010

		Principal Amount	Fair Value

Gannett Company Inc.
6.38%	09/01/15	$34,000	$33,617	(b)
7.13%	09/01/18	86,000	84,710	(b)
Gaz Capital SA for Gazprom
9.25%	04/23/19	25,000	31,125
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	100,000	102,250	(b,j)
7.25%	04/26/22	100,000	107,000	(b)
Hartford Financial Services Group Inc.
5.50%	03/30/20	208,000	211,540	(h)
HCA Inc.
9.25%	11/15/16	185,000	200,263	(h)
Health Management Associates Inc.
6.13%	04/15/16	159,000	160,590	(h)
Hess Corp.
5.60%	02/15/41	116,000	121,035
Host Hotels & Resorts LP (REIT)
9.00%	05/15/17	178,000	198,693	(h)
HSBC Finance Corp.
5.00%	06/30/15	311,000	338,695	(h)
IIRSA Norte Finance Ltd.
8.75%	05/30/24	281,095	324,665	(b,h)
Ingles Markets Inc.
8.88%	05/15/17	264,000	284,460	(h)
Intelsat Subsidiary Holding Company S.A.
8.88%	01/15/15	111,000	114,885	(h)
Intergen N.V.
9.00%	06/30/17	308,000	325,710	(b,h)
International Paper Co.
7.50%	08/15/21	161,000	192,606	(h)
JP Morgan Chase Capital XXV (Series Y)
6.80%	10/01/37	55,000	55,903	(h)
JPMorgan Chase & Co.
5.13%	09/15/14	152,000	166,658	(h)
Kazakhstan Temir Zholy Finance BV
6.50%	05/11/11	100,000	101,500
Korea Development Bank
3.25%	03/09/16	172,000	172,193
Korea Hydro & Nuclear Power Company Ltd.
6.25%	06/17/14	100,000	112,127	(b,h)
Korea National Oil Corp.
5.38%	07/30/14	200,000	217,789	(b,h)
Kraft Foods Inc.
5.38%	02/10/20	210,000	234,580	(h)
6.50%	02/09/40	116,000	135,820
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	624,000	675,641	(h)
4.13%	10/15/14	339,000	375,610	(h)
4.50%	07/16/18	206,000	237,035	(h)
L-3 Communications Corp.
5.88%	01/15/15	132,000	134,970	(h)
LBI Escrow Corp.
8.00%	11/01/17	100,000	109,250	(b,h)

		Principal Amount	Fair Value

Levi Strauss & Co.
7.63%	05/15/20	$100,000	$103,750
Lincoln National Corp.
6.25%	02/15/20	78,000	87,260
8.75%	07/01/19	140,000	180,091	(h)
Lloyds TSB Bank PLC
6.50%	09/14/20	238,000	240,293	(b)
Majapahit Holding BV
7.25%	10/17/11	100,000	105,120	(b)
7.75%	10/17/16 - 01/20/20	311,000	366,870	(b)
Merrill Lynch & Company Inc.
6.05%	08/15/12	119,000	127,724
6.88%	04/25/18	209,000	234,434
Midamerican Energy Holdings Co.
6.13%	04/01/36	9,000	10,296
Morgan Stanley
5.50%	01/26/20	263,000	270,325
5.63%	09/23/19	233,000	242,588
6.00%	04/28/15	133,000	146,225
Mylan Inc.
7.88%	07/15/20	156,000	167,115	(b)
NAK Naftogaz Ukraine
9.50%	09/30/14	100,000	108,160	(o)
National Agricultural Cooperative Federation
4.25%	01/28/16	138,000	142,048	(b)
5.00%	09/30/14	108,000	115,567	(b)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	100,000	112,750	(b)
News America Inc.
6.65%	11/15/37	165,000	189,798
Nexen Inc.
6.20%	07/30/19	234,000	273,500
6.40%	05/15/37	302,000	329,086
Nisource Finance Corp.
6.13%	03/01/22	100,000	113,222
NRG Energy Inc.
7.38%	02/01/16	345,000	354,919
Pacific Gas & Electric Co.
5.80%	03/01/37	120,000	133,265	(h)
PacifiCorp
6.00%	01/15/39	500,000	588,970	(h)
6.25%	10/15/37	6,000	7,270
PAETEC Holding Corp.
8.88%	06/30/17	156,000	163,020
Pemex Finance Ltd.
9.03%	02/15/11	30,300	30,830	(h)
Pemex Project Funding Master Trust
6.63%	06/15/38	30,000	32,309
Petroleos Mexicanos
4.88%	03/15/15	200,000	215,725	(b)
6.00%	03/05/20	40,000	44,200	(b)
6.63%	06/15/35	10,000	10,924	(b)
8.00%	05/03/19	20,000	24,800
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	100,000	102,250

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

113

GE Fixed Income Fund	September 30, 2010

		Principal Amount	Fair Value

Petronas Capital Ltd.
5.25%	08/12/19	$100,000	$110,043	(b)
Pioneer Natural Resources Co.
7.50%	01/15/20	229,000	251,991
Plains All American Pipeline LP Corp.
3.95%	09/15/15	118,000	123,778
4.25%	09/01/12	59,000	61,538
Plains Exploration & Production Co.
7.63%	06/01/18	246,000	258,300
Pride International Inc.
6.88%	08/15/20	103,000	112,141
Prudential Financial Inc.
3.63%	09/17/12	58,000	60,274
3.88%	01/14/15	185,000	194,346
7.38%	06/15/19	130,000	158,359
QVC Inc.
7.50%	10/01/19	142,000	148,390	(b)
RailAmerica Inc.
9.25%	07/01/17	57,000	62,486
Republic Services Inc.
5.25%	11/15/21	104,000	114,906
5.50%	09/15/19	82,000	92,372
Reynolds Group Issuer Inc.
7.75%	10/15/16	100,000	101,750	(b,h)
Roche Holdings Inc.
6.00%	03/01/19	18,000	21,806	(b,h)
Rockies Express Pipeline LLC
5.63%	04/15/20	354,000	355,935	(b,h)
RR Donnelley & Sons Co.
7.63%	06/15/20	127,000	132,502	(h)
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%	05/15/17	100,000	104,250	(b)
Sabine Pass LNG LP
7.25%	11/30/13	110,000	106,150	(h)
7.50%	11/30/16	75,000	68,437	(h)
Solutia Inc.
7.88%	03/15/20	112,000	119,700	(h)
Southern Copper Corp.
6.75%	04/16/40	26,000	28,387	(h)
7.50%	07/27/35	100,000	115,951	(h)
Spirit Aerosystems Inc.
7.50%	10/01/17	64,000	66,080	(h)
Star Energy Geothermal Wayang Windu Ltd.
11.50%	02/12/15	100,000	112,250	(b,h)
Talecris Biotherapeutics Holdings Corp.
7.75%	11/15/16	400,000	440,000	(h)
Telecom Italia Capital S.A.
6.00%	09/30/34	128,000	120,749	(h)
7.18%	06/18/19	120,000	140,843	(h)
Telefonica Emisiones SAU
3.73%	04/27/15	117,000	122,353	(h)
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	232,000	242,692	(h)
Textron Inc.
6.20%	03/15/15	177,000	196,865	(h)

		Principal Amount	Fair Value

The AES Corp.
8.00%	10/15/17 - 6/01/20	$207,000	$224,035
The Dow Chemical Co.
5.90%	02/15/15	133,000	148,306	(h)
The Goldman Sachs Group Inc.
3.70%	08/01/15	266,000	272,148
5.38%	03/15/20	486,000	512,250
6.75%	10/01/37	57,000	59,247
The Kroger Co.
6.15%	01/15/20	240,000	285,182	(h)
The Potomac Edison Co.
5.35%	11/15/14	112,000	123,670	(h)
The Williams Companies Inc.
7.88%	09/01/21	116,000	140,848
Time Warner Cable Inc.
5.00%	02/01/20	144,000	154,214	(h)
6.75%	07/01/18	144,000	171,740	(h)
7.50%	04/01/14	64,000	75,433	(h)
Time Warner Inc.
5.88%	11/15/16	154,000	179,324	(h)
6.20%	03/15/40	129,000	140,532	(h)
TNK-BP Finance S.A.
7.25%	02/02/20	25,000	27,281	(b,h)
Union Electric Co.
6.70%	02/01/19	68,000	82,673	(h)
UPC Germany GmbH
8.13%	12/01/17	100,000	104,000	(b,h)
USB Capital XIII Trust
6.63%	12/15/39	163,000	166,708	(h)
Vale Overseas Ltd.
6.88%	11/10/39	18,000	20,627	(h)
Valero Energy Corp.
6.13%	02/01/20	235,000	256,128	(h)
Verizon Communications Inc.
6.35%	04/01/19	174,000	212,334
6.40%	02/15/38	102,000	117,971
6.90%	04/15/38	120,000	145,879
VIP Finance Ireland Limited for OJSC Vimpel Communications (Class A)
8.38%	04/30/13	100,000	107,875	(b,h)
Virgin Media Finance PLC
8.38%	10/15/19	100,000	109,750
VTB Capital S.A.
6.47%	03/04/15	100,000	103,500	(b)
WEA Finance LLC
6.75%	09/02/19	253,000	299,756	(b)
7.50%	06/02/14	194,000	225,801	(b)
Weatherford International Limited Bermuda
6.75%	09/15/40	201,000	209,497
Williams Partners LP
5.25%	03/15/20	94,000	102,185
6.30%	04/15/40	166,000	182,992
Windstream Corp.
7.88%	11/01/17	311,000	324,217
Woodside Finance Ltd.
4.50%	11/10/14	269,000	288,661	(b)
Wyeth
5.50%	03/15/13	219,000	242,435

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

114

GE Fixed Income Fund	September 30, 2010

		Principal Amount	Fair Value

Wynn Las Vegas LLC
7.88%	05/01/20	$156,000	$165,555
XL Capital Ltd.
5.25%	09/15/14	256,000	272,798
Xstrata Finance Canada Ltd.
5.80%	11/15/16	116,325	128,521	(b)
			33,876,307

Non-Agency Collateralized Mortgage Obligations — 8.8%

Banc of America Commercial Mortgage Inc.
5.93%	02/10/51	260,000	279,652
Banc of America Commercial Mortgage Inc. (Class A)
5.49%	02/10/51	158,750	166,204
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	29,000	31,392
Banc of America Commercial Mortgage Inc. (Class AJ)
11.12%	07/10/46	60,000	46,500	(d,i)
Banc of America Commercial Mortgage Inc. (Class C)
5.88%	04/10/49	100,000	17,061	(h,i,q)
Banc of America Funding Corp. (Class B1)
5.43%	03/20/36	110,180	3,293	(h,i,q)
Banc of America Mortgage Securities Inc. (Class B1)
5.08%	01/25/36	82,955	7,218	(h,i,q)
5.47%	02/25/36	87,691	13,492	(h,i,q)
Banc of America Mortgage Securities Inc. (Class B2)
5.08%	01/25/36	23,410	206	(h,i,q)
Bear Stearns Commercial Mortgage Securities (Class A2)
5.58%	03/11/39	93,396	93,920	(h,i)
5.68%	04/12/38	33,051	33,387	(i)
Bear Stearns Commercial Mortgage Securities (Class A4)
5.47%	01/12/45	175,000	191,527
5.69%	06/11/50	155,000	167,322	(h,i)
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.62%	03/11/39	100,000	89,303	(h,i)
5.91%	06/11/40	110,000	76,286	(h,i)
Bear Stearns Commercial Mortgage Securities (Class AM)
5.24%	12/11/38	100,000	96,907	(h)
5.92%	06/11/50	120,000	111,672	(h,i)
Bear Stearns Commercial Mortgage Securities (Series 2007) (Class D)
6.17%	09/11/42	40,000	14,552	(h,i,q)
Citigroup Commercial Mortgage Trust (Class AJ)
5.92%	03/15/49	100,000	85,991	(i)
Citigroup Commercial Mortgage Trust (Series 2006) (Class AJ)
5.48%	10/15/49	110,000	88,735

		Principal Amount	Fair Value

Commercial Mortgage Pass Through Certificates (Class AM)
5.99%	06/10/46	$120,000	$119,532	(i)
Countrywide Asset-Backed Certificates (Class A2)
10.42%	11/25/35	369,609	351,828	(d,h,i)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.33%	10/25/35	100,835	5,888	(h,i,q)
Credit Suisse Mortgage Capital Certificates (Class C)
5.73%	02/15/39	200,000	127,151
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.64%	02/25/36	80,286	4,922	(h,i,q)
Greenwich Capital Commercial Funding Corp.
6.08%	07/10/38	705,000	772,443	(h,i)
Greenwich Capital Commercial Funding Corp. (Class A2)
5.60%	12/10/49	605,000	639,956	(h)
Impac CMB Trust (Class A1)
28.42%	10/25/35	789,790	446,144	(d,h,i)
Indymac INDA Mortgage Loan Trust (Class B1)
5.11%	01/25/36	71,382	2,332	(h,i,q)
Indymac INDA Mortgage Loan Trust (Class B2)
5.11%	01/25/36	39,047	281	(h,i,q)
Interstar Millennium Trust (Class A)
2.30%	03/14/36	11,335	10,666	(d,h,i)
JP Morgan Chase Commercial Mortgage Securities Corp.
6.06%	04/15/45	120,000	119,307	(h)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.34%	08/12/37	490,000	535,215	(h,i)
5.44%	06/12/47	280,000	293,493	(h)
5.79%	02/12/51	130,000	139,868	(h,i)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
6.10%	02/12/51	220,000	202,587	(h,i)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class F)
6.40%	02/12/51	60,000	14,943	(h,i,q)
LB-UBS Commercial Mortgage Trust
6.75%	01/15/36	1,342,212	59,678	(d,h,q)
LB-UBS Commercial Mortgage Trust (Class A4)
4.95%	09/15/30	120,000	130,732	(h)
5.16%	02/15/31	120,000	130,523	(h)
5.66%	03/15/39	429,000	464,404	(h,i)
LB-UBS Commercial Mortgage Trust (Class AJ)
6.32%	04/15/41	50,000	35,529	(h,i)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

115

GE Fixed Income Fund	September 30, 2010

		Principal Amount	Fair Value

LB-UBS Commercial Mortgage Trust (Series 2001) (Class B)
6.65%	07/14/16	$66,000	$66,790	(h,q)
MASTR Alternative Loans Trust (Series 2003) (Class 15X)
5.00%	08/25/18	92,306	11,063	(g,h,q,r)
Merrill Lynch Mortgage Trust (Class AJ)
5.84%	05/12/39	50,000	42,800	(i)
Merrill Lynch Mortgage Trust (Series 2006) (Class B)
5.84%	05/12/39	125,000	68,264
Morgan Stanley Capital I
5.16%	10/12/52	150,000	163,034	(i)
5.94%	10/15/42	131,000	80,685
Morgan Stanley Capital I (Class A4)
5.81%	12/12/49	360,000	381,105
5.98%	08/12/41	50,000	55,969	(i)
Morgan Stanley Capital I (Class AJ)
5.39%	11/12/41	341,000	240,987	(h,i)
5.94%	10/15/42	50,000	44,828	(i)
Morgan Stanley Capital I (Class AM)
6.31%	12/12/49	100,000	95,264	(i)
6.46%	01/11/43	120,000	122,287
Morgan Stanley Capital I (Class B)
5.94%	10/15/42	100,000	65,760
Morgan Stanley Capital I (Series 2006) (Class A2)
5.28%	12/15/43	117,000	120,198
OBP Depositor LLC Trust
4.65%	07/15/45	80,000	86,533	(b)
Puma Finance Ltd. (Class A)
5.74%	10/11/34	30,405	29,158	(d,i)
Residential Accredit Loans Inc.
6.00%**	01/25/36	2,556	—	(h,q)
Residential Funding Mortgage Securities I (Class M1)
5.75%	01/25/36	95,134	7,149	(h,q)
Residential Funding Mortgage Securities I (Class M2)
5.75%**	01/25/36	31,548	—	(h,q)
Structured Asset Securities Corp. (Series 1996) (Class X1)
2.06%	02/25/28	54,338	3	(i,q)
Thornburg Mortgage Securities Trust (Class A)
4.92%	04/25/43	57,365	53,383	(d,h,i)
Vornado DP LLC
6.36%	09/13/28	50,000	51,455	(b)
Wachovia Bank Commercial Mortgage Trust
6.22%	06/15/45	80,000	37,752
Wachovia Bank Commercial Mortgage Trust (Class A3)
5.25%	12/15/43	230,000	233,605
Wachovia Bank Commercial Mortgage Trust (Class AJ)
5.52%	01/15/45	160,000	141,658	(i)
5.92%	05/15/43	120,000	101,155	(i)

		Principal Amount	Fair Value

Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	$120,000	$112,131	(i)
Wachovia Bank Commercial Mortgage Trust (Series 2006) (Class AJ)
6.19%	06/15/45	60,000	45,148	(i)
WAMU Commercial Mortgage Securities Trust (Series 2005) (Class AJ)
5.19%	05/25/36	120,000	121,686	(b)
WaMu Mortgage Pass Through Certificates (Class A2A1)
22.93%	01/25/45	125,053	91,253	(d,h,i)
Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36 - 03/25/36	324,809	63,030	(h,q)
			8,956,175

Sovereign Bonds — 1.8%

Government of Belize
6.00%	02/20/29	45,100	39,237	(j)
Government of Brazil
5.63%	01/07/41	100,000	109,750	(h)
8.00%	01/15/18	29,167	34,869	(h)
8.25%	01/20/34	45,000	65,475
Government of Brazilian
4.88%	01/22/21	100,000	109,750	(h)
Government of Costa Rica
10.00%	08/01/20	50,000	70,950	(b)
Government of El Salvador
7.65%	06/15/35	40,000	43,500	(b,h)
Government of Grenada
2.50%	09/15/25	22,500	11,700	(b,j)
Government of Lebanon
6.38%	03/09/20	73,000	75,737
Government of Panama
6.70%	01/26/36	61,000	74,877
Government of Peruvian
6.55%	03/14/37	71,000	86,087
Government of Poland
6.38%	07/15/19	13,000	15,316
Government of Turkey
5.63%	03/30/21	100,000	109,000	(h)
Government of Uruguay
6.88%	09/28/25	37,560	45,166
Government of Venezuela
1.51%	04/20/11	22,000	21,230	(i)
10.75%	09/19/13	64,000	60,320
Government of Vietnam
1.30%	03/12/16	9,565	8,507	(i)
Korea Expressway Corp.
4.50%	03/23/15	100,000	105,383	(b,h)
Province of Manitoba Canada
4.90%	12/06/16	130,000	151,373
Province of Quebec Canada
7.50%	09/15/29	185,000	269,545

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

116

GE Fixed Income Fund	September 30, 2010

		Principal Amount	Fair Value

Republic of Dominican
9.50%	09/27/11	$45,231	$47,154
Russian Foreign Bond – Eurobond
5.00%	04/29/20	100,000	104,200	(b,h)
7.50%	03/31/30	70,036	83,638	(j)
United Mexican States
5.13%	01/15/20	33,000	36,878
6.05%	01/11/40	50,000	57,250	(h)
			1,836,892

Municipal Bonds and Notes – 0.4%
American Municipal Power-Ohio Inc.
6.05%	02/15/43	94,000	96,204	(h)
Municipal Electric Authority of Georgia
6.64%	04/01/57	174,000	187,081
New Jersey State Turnpike Authority
7.41%	01/01/40	80,000	99,324
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	50,000	53,083
			435,692

Total Bonds and Notes (Cost $90,302,741)			92,942,145

		Number of Shares	Fair Value

Preferred Stock – 0.1%

Citigroup Capital XII (Cost $101,250)		4,050	$101,250	(i)
Other Investments – 0.3%

GEI Investment Fund (Cost $410,163)			373,248	(k)

Total Investment in Securities (Cost $90,814,154)			93,416,643
Short-Term Investments – 20.1%

Short-Term Investments — 17.7%
GE Money Market Fund Institutional Class 0.03%			18,168,863	(d,k)

		Principal Amount	Fair Value

U.S. Treasuries – 2.4%

U.S. Treasury Bill
0.11%	10/21/10	$2,400,000	$2,399,840	(d)

Total Short-Term Investments (Cost $20,568,703)			20,568,703

Total Investments (Cost $111,382,857)			113,985,346

Liabilities in Excess of Other Assets, net – (11.2)%			(11,482,740)

NET ASSETS – 100.0%			$102,502,606

Other Information

The Fund had the following short futures contracts open at September 30, 2010:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)

Ultra Long U.S. Treasury Bond Futures	December 2010	13	$(1,836,656)	$8,699

10 Yr. U.S. Treasury Notes Futures	December 2010	128	(16,134,000)	(169,596)

				(160,897)

The Fund had the following long futures contracts open at September 30, 2010:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)

2 Yr. U.S. Treasury Notes Futures	December 2010	54	$11,852,156	$16,133

5 Yr. U.S. Treasury Notes Futures	December 2010	44	5,318,156	55,567

				71,700

				$(89,197)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

117

Michael E. Martini

Vice President

The GE Money Market Fund is managed by a team of portfolio managers that includes Adam W. Ackermann, James C. Gannon and Michael E. Martini. As lead portfolio manager for the GE Money Market Fund, Mr. Martini has oversight responsibility over the Fund. See portfolio managers’ biographical information beginning on page 189.

Q.	How did the GE Money Market Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Money Market Fund returned 0.00% for Retail Class shares and 0.03% for Institutional Class shares. The 90-day U.S. Treasury Bill, the Fund’s benchmark, returned 0.12% and the Fund’s Morningstar peer group of 987 Money Market Taxable Funds returned an average of 0.04% for the same period.
Q.	Describe what happened in the fixed income markets during the twelve-month period ended September 30, 2010.

A.	Interest rates rose through the last three months of 2009 and the first three months of 2010 as investors priced in a sustainable global economic recovery. The direction of interest rates reversed however in the second quarter of 2010 when fiscal problems in Greece and other European peripheral countries put the recovery in question. Together with signs of economic slowing in U.S. employment and housing the fixed income market saw a flight to quality in 2Q10 pushing U.S. Treasury yields lower. In the third quarter of 2010, the market began pricing in a higher probability for a double dip recession and a second round of quantitative easing from the Fed, pulling rates down further. By September 30, 2010, the U.S. Treasury 2-year note had fallen 53 basis points in twelve months to 0.42%. The U.S. Treasury 10-year note ended at 2.51%, down 80 basis points for the same period. Despite lower rates and growing fear over a double dip recession, credit-related securities outperformed U.S. Treasury and government-related securities over the twelve month period. High yield issues outperformed investment grade issues, in general, as default expectations and strong demand boosted returns. Within the securitized markets, commercial mortgage-backed securities led all sector performance, returning over 23% for the twelve month period.

Q.	What were the primary drivers of Fund performance?

A.	Money market returns over the last twelve months continued to reflect extremely easy monetary policy, with the federal funds rate at the 0-0.25% range since December 2008. LIBOR rates have also come down significantly over the period. Together, these two factors have compressed yields available on money market investments and in turn driven money market fund returns lower.

118

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 – September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Return
Retail Class	1,000.00	1,000.00	1.45
Institutional Class	1,000.00	1,000.21	1.30
Hypothetical 5% Return (2.5% for the period)
Retail Class	1,000.00	1,023.34	1.47
Institutional Class	1,000.00	1,023.49	1.32

*	Expenses are equal to the Fund’s annualized expense ratio of 0.29% for Retail Class shares and 0.26% for Institutional Class shares, (for the period April 01, 2010 — September 30, 2010) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: 0.00% for Retail Class shares and 0.02% for Institutional Class shares. Past performance does not guarantee future results.

119

(unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar-denominated money market instruments.

Morningstar Performance Comparison

Money Market Taxable Peer Group

Based on average annual returns for periods ended 09/30/10

	One Year	Five Year	Ten Year

Number of funds in peer group	987	821	610

Peer group average annual total return*	0.04%	2.40%	2.14%

Morningstar Category in peer group : Money Market Taxable

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the Money Market Taxable peer group consisting of 987, 821 and 610 underlying funds, respectively.

Change in Value of a $10,000 Investment

Retail Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment (a)
GE Money Market Fund	0.00%	2.62%	2.38%	02/22/93	12,652
90 Day T-Bill	0.12%	2.36%	2.31%		12,564

Institutional Shares

Average Annual Total Return for the Periods Ended September 30, 2010

	One Year	Since Inception	Commencement	Ending Value of a $10,000 Investment (a)
GE Money Market Fund	0.03%	0.74%	01/29/08	10,189
90 Day T-Bill	0.12%	0.44%**		10,111

**	Index returns are not available for the Fund’s inception date and therefore are calculated from the month end nearest to the class shares’ inception date.

120

(unaudited)

Fund Yield at September 30, 2010

	Retail Class††	Institutional Class††
7-day current†	0.00%	0.03%
7-day effective	0.00%	0.03%
IBC Money Fund*	0.02%	0.10%

Current yield represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

Effective yield is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

†	The seven day current yield, rather than the total return, more closely reflects the current earnings of the GE Money Market fund at September 30, 2010.

††	GEAM has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GEAM at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss.

*	IBC’s Money Fund report provides average yield of all major money market funds.

An investment in the GE Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 Investment for the ten-year period or since inception, whichever is less.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

121

GE Money Market Fund	September 30, 2010

GE Money Market Fund

Portfolio Composition as a % of Amortized Cost of $956,587 (in thousands) as of September 30, 2010 (unaudited)

		Principal Amount	Amortized Cost

Short-Term Investments — 98.3%†

U.S. Treasury — 5.0%

U.S. Treasury Notes
0.88%	02/28/11 - 04/30/11	$48,850,000	$49,005,843

U.S. Government Agency and Related — 11.9%

Bank of America NA FDIC Gtd
1.70%	12/23/10	9,586,000	9,618,031
Federal Home Loan Bank
0.75%	03/25/11	5,000,000	5,011,922	(d)
FHLB Disc Corp
0.18%	11/03/10	20,000,000	19,996,792	(d)
FNMA Discount Note
0.17%	11/09/10	16,100,000	16,097,035	(d)
0.27%	01/05/11	14,000,000	13,989,920	(d)
0.30%	10/06/10	11,450,000	11,449,523	(d)
Freddie Discount
0.23%	12/06/10	8,150,000	8,146,563	(d)
Freddie Mac
0.59%	04/01/11	14,230,000	14,248,218	(d,i)
Goldman Sachs Group Inc FDIC
0.80%	12/03/10	17,350,000	17,366,645	(d,i)
			115,924,649

Foreign Agency — 1.1%

KFW
3.25%	02/15/11	10,500,000	10,606,034

		Principal Amount	Amortized Cost

Commercial Paper — 22.0%

Banco Bilbao Viz London
0.69%	10/25/10	$15,200,000	$15,193,008	(d)
Commonwealth Bk Australia
0.27%	11/29/10	24,200,000	24,189,292	(d)
Eksportfinans Asa
0.24%	10/08/10	24,000,000	23,998,903	(b,d)
European Investment Bank
0.16%	10/05/10	23,850,000	23,849,576	(d)
HSBC USA Inc.
0.20%	10/06/10	11,900,000	11,899,669	(d)
0.30%	12/09/10	8,600,000	8,595,055	(d)
Nordea North America
0.33%	01/06/11	13,200,000	13,188,263	(d)
0.58%	11/18/10	12,000,000	11,990,720	(d)
Procter & Gamble Intl FDG
0.20%	11/01/10	18,950,000	18,946,736	(d)
Royal Bank of Scotland PLC
0.35%	10/22/10	19,000,000	18,996,121	(d)
Societe Generale N Amer
0.50%	02/01/11	15,500,000	15,473,521	(d)
0.63%	10/04/10	10,600,000	10,599,444	(d)
Wal-Mart Stores Inc.
0.20%	10/05/10	17,050,000	17,049,621	(d)
			213,969,929

Repurchase Agreements — 22.4%

Barclays Bank US Treasury Repo
0.20% dated 09/30/10, to be repurchased at $36,200,201 on 10/01/10 collateralized by $36,924,029 U.S. Treasury Notes/Bonds, 0.88%, maturing on 01/31/11. 10/01/10		36,200,000	36,200,000	(d)
Deutsche Bank Gov Agcy Repo 0.24% dated 09/30/10, to be repurchased at $28,100,187 on 10/01/10 collateralized by $28,662,181 U.S. Government Agency Bonds, 0.00%, maturing on 03/31/11. 10/01/10		28,100,000	28,100,000	(d)
Goldman Sachs Gov Agcy Repo 0.20% dated 09/30/10, to be repurchased at $65,300,363 on 10/01/10 collateralized by $66,606,623 U.S. Government Agency Bonds, 0.67%, 2.75%, 3.63%, 3.25%, 6.00%, 4.75% , 4.50%, 4.50%,0.00% and 0.00% maturing on 01/13/12, 03/13/15, 09/16/11, 03/11/11, 03/11/11, 12/16/16, 09/16/13, 11/15/12, 09/19/11 and 11/28/11 respectively. 10/01/10		65,300,000	65,300,000	(d)

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

122

GE Money Market Fund	September 30, 2010

		Principal Amount	Amortized Cost

HSBC Securities (USA) Inc. Gov Agcy 0.25% dated 09/30/10, to be repurchased at $38,324,598 on 10/01/10 collateralized by $39,091,090 U.S. Government Agency Bonds, 0.00%, maturing on 10/27/10. 10/01/10		$38,320,000	$38,320,000	(d)
JPM Chase Gov Agcy Repo 0.22% dated 09/30/10, to be repurchased at $49,904,187 on 10/01/10 collateralized by $50,902,269 U.S. Government Agency Bonds, 0.00%, maturing on 11/26/10. 10/01/10		49,900,000	49,900,000	(d)
			217,820,000

Certificates of Deposit — 32.3%

Abbey National Treasury Services
0.34%	02/25/11	34,900,000	34,900,000	(d,i)
Bank of Montreal
0.23%	10/15/10	16,200,000	16,200,000	(d)
Bank of Nova Scotia Houston
0.26%	12/17/10	21,000,000	21,000,000	(d,i)
Barclays Bank PLC NY
0.51%	11/19/10	11,500,000	11,500,000	(d)
Barclays Bank PLC
0.60%	11/03/10	17,500,000	17,500,000	(d,i)
BNP Paribas NY
0.58%	10/14/10	15,350,000	15,350,858	(d)
Credit Agricole CIB NY
0.41%	11/01/10	23,800,000	23,800,000	(d)
Deutsche Bank Ag NY
0.46%	01/10/11	25,200,000	25,200,000	(d,i)
National Australia Bank
0.35%	06/10/11	15,050,000	15,050,000	(d,i)
Rabobank Nederland NV NY
0.29%	01/13/11	15,100,000	15,100,000	(d)
Rabobank Nederland NV
0.55%	02/01/11	10,600,000	10,602,162	(d)
Royal Bank of Canada NY
0.26%	02/24/11	13,000,000	13,000,000	(d,i)
0.28%	08/26/11	12,000,000	12,000,000	(d,i)
Svenska Handelsbanken NY
0.27%	11/15/10	16,350,000	16,350,000	(d)
Toronto-Dominion Bank NY
0.54%	11/19/10	20,500,000	20,500,000	(d)
UBS AG Stamford Branch
0.21%	10/20/10	16,700,000	16,700,000	(d)
Westpac Banking Corp NY
0.52%	05/13/11	14,900,000	14,900,000	(d,i)
0.55%	10/06/10	14,150,000	14,149,966	(d,i)
			313,802,986

		Principal Amount	Amortized Cost

Corporate Notes — 1.4%

Australia & NZ Banking Group
0.66%	04/26/11	$8,150,000	$8,160,800	(b,d,i)
National Australia Bank
0.61%	07/07/11	5,650,000	5,655,107	(b,d,i)
			13,815,907

Supranationals — 1.1%

Intl Bk Recon & Develop
0.31%	07/13/11	10,950,000	10,950,000	(d,i)

Time Deposit — 1.1%

State Street Corp.
0.01%	10/01/10	10,691,409	10,691,409	(e)

Total Short Term Investments (Cost $956,586,757)			956,586,757

Other Assets and Liabilities, net — 1.7%			16,740,484

NET ASSETS — 100.0%			$973,327,241

See Notes to Schedules of Investments on page 124 and Notes to Financial Statements on page 158.

123

September 30, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Funds have bought and the diversity of areas in which the Funds may invest. It may not be representative of the Funds current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, these securities amounted to $3,157,279; $10,033,144; $37,814,810 and $8,520,235 or 2.57%, 12.08%, 8.31% and 3.89% of the net assets of the GE Total Return Fund, GE Short-Term Government Fund, GE Fixed Income Fund and GE Money Market Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees. (unaudited)

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These type of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These type of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At September 30, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at September 30, 2010.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and GE Money Market Fund.

(l)	Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(m)	Pre refunded Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(n)	The security is insured by AMBAC, AGC, FSA, MBIA or FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of September 30, 2010 (as a percentage of net assets) as follows:

FSA	8.84%

FGIC	5.06%

(o)	Securities at default.

(p)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(q)	Illiquid securities. At September 30, 2010, these securities amounted to $141,916; and $354,416; or 0.12%, and 0.35% of net assets for the GE Total Return Fund and GE Fixed Income Fund, respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees. (unaudited)

(r)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(s)	Fair Value Basis is inclusive of Short-Term Investment in GE Money Market Fund.

The maturity date disclosed for fixed income securities represents the earlier of the first call date; the next interest reset date or the ultimate maturity date.

*	Less than 0.05%.

**	Amount is less than $ 0.50

†	Percentages are based on net assets as of September 30, 2010.

124

September 30, 2010

Abbreviations:

ADR	American Depository Receipt
AGC	Assured Guaranty Corporation
AMBAC	AMBAC Indemnity Corporation
FGIC	Financial Guaranty Insurance Corporation
FHLB	Federal Home Loan Bank
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance
GDR	Global Depository Receipt
MBIA	Municipal Bond Investors Assurance Corporation
Regd.	Registered
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depository Receipts
STRIPS	Separate Trading of Registered Interest and Principal of Security
TBA	To be announced

125

Selected data based on a share outstanding throughout the periods indicated

GE U.S. Equity Fund

	Class A								Class B

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								2/22/93								12/22/93
Net asset value, beginning of period	$21.28		$22.74		$31.03		$30.00	$28.69	$20.25		$21.52		$29.49		$28.62	$27.36
Income (loss) from investment operations:
Net investment income (b)	0.20		0.23		0.22		0.34	0.29	0.03		0.10		0.02		0.12	0.06
Net realized and unrealized gains (losses) on investments	0.69		(1.22)		(5.27)		4.27	2.76	0.67		(1.13)		(5.00)		4.06	2.64
Total income (loss) from investment operations	0.89		(0.99)		(5.05)		4.61	3.05	0.70		(1.03)		(4.98)		4.18	2.70

Less distributions from:
Net investment income	0.22		0.23		0.25		0.42	0.46	0.19		—		0.00	(c)	0.15	0.16
Net realized gains	—		0.24		2.99		3.16	1.28	—		0.24		2.99		3.16	1.28
Total distributions	0.22		0.47		3.24		3.58	1.74	0.19		0.24		2.99		3.31	1.44

Net asset value, end of period	$21.95		$21.28		$22.74		$31.03	$30.00	$20.76		$20.25		$21.52		$29.49	$28.62

TOTAL RETURN (a)	4.19%		(3.65%	)	(17.86%	)	16.59%	11.13%	3.45%		(4.40%	)	(18.48%	)	15.72%	10.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$177,794		$200,909		$236,786		$316,324	$298,764	$393		$988		$2,222		$4,910	$6,738
Ratios to average net assets:
Net investment income	0.94%		1.32%		0.85%		1.15%	1.00%	0.13%		0.59%		0.09%		0.43%	0.23%
Net expenses	0.74%	(e)	0.81%	(e)	0.79%	(e)	0.76%	0.80%	1.52%	(e)	1.56%	(e)	1.54%	(e)	1.51%	1.55%
Gross expenses	0.75%		0.81%		0.79%		0.76%	0.80%	1.52%		1.56%		1.54%		1.51%	1.55%
Portfolio turnover rate	41%		49%		55%		53%	46%	41%		49%		55%		53%	46%

	Class C								Class R

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08
Inception date								9/30/99					1/29/08
Net asset value, beginning of period	$19.82		$21.10		$29.00		$28.24	$27.07	$21.25		$22.71		$25.12
Income (loss) from investment operations:
Net investment income (b)	0.04		0.09		0.02		0.12	0.07	0.15		0.19		0.11
Net realized and unrealized gains (losses) on investments	0.64		(1.10)		(4.90)		4.00	2.60	0.69		(1.23)		(2.52)
Total income (loss) from investment operations	0.68		(1.01)		(4.88)		4.12	2.67	0.84		(1.04)		(2.41)

Less distributions from:
Net investment income	0.13		0.03		0.03		0.20	0.22	0.18		0.18		0.00	(c)
Net realized gains	—		0.24		2.99		3.16	1.28	—		0.24		0.00	(c)
Total distributions	0.13		0.27		3.02		3.36	1.50	0.18		0.42		0.00

Net asset value, end of period	$20.37		$19.82		$21.10		$29.00	$28.24	$21.91		$21.25		$22.71

TOTAL RETURN (a)	3.42%		(4.36%	)	(18.47%	)	15.71%	10.29%	3.94%		(3.93%	)	(9.59%	)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$2,783		$3,209		$4,658		$6,892	$7,649	$9		$9		$9
Ratios to average net assets:
Net investment income	0.19%		0.57%		0.10%		0.42%	0.25%	0.71%		1.06%		0.65%
Net expenses	1.50%	(e)	1.56%	(e)	1.54%	(e)	1.51%	1.55%	0.98%	(e)	1.06%	(e)	1.04%	(e)
Gross expenses	1.50%		1.56%		1.54%		1.51%	1.55%	0.98%		1.06%		1.04%
Portfolio turnover rate	41%		49%		55%		53%	46%	41%		49%	(d)	55%	(d)

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

126

Selected data based on a share outstanding throughout the periods indicated

GE U.S. Equity Fund

	Class Y

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								11/29/93
Net asset value, beginning of period	$21.16		$22.65		$30.93		$29.92	$28.62
Income (loss) from investment operations:
Net investment income (b)	0.26		0.28		0.29		0.41	0.37
Net realized and unrealized gains (losses) on investments	0.69		(1.24)		(5.25)		4.26	2.75
Total income (loss) from investment operations	0.95		(0.96)		(4.96)		4.67	3.12

Less distributions from:
Net investment income	0.27		0.29		0.33		0.50	0.54
Net realized gains	—		0.24		2.99		3.16	1.28
Total distributions	0.27		0.53		3.32		3.66	1.82

Net asset value, end of period	$21.84		$21.16		$22.65		$30.93	$29.92

TOTAL RETURN (a)	4.47%		(3.44%	)	(17.65%	)	16.87%	11.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$133,629		$110,137		$113,123		$136,756	$115,005
Ratios to average net assets:
Net investment income	1.21%		1.56%		1.10%		1.39%	1.27%
Net expenses	0.48%	(e)	0.56%	(e)	0.54%	(e)	0.51%	0.54%
Gross expenses	0.49%		0.56%		0.54%		0.51%	0.54%
Portfolio turnover rate	41%		49%		55%		53%	46%

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

127

Selected data based on a share outstanding throughout the periods indicated

GE Core Value Equity Fund

	Class A								Class B

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								9/8/93								9/8/93
Net asset value, beginning of period	$8.07		$8.86		$12.82		$11.93	$11.65	$7.67		$8.36		$12.21		$11.38	$11.15
Income (loss) from investment operations:
Net investment income (loss) (b)	0.08		0.10		0.08		0.12	0.09	0.01		0.04		(0.00	)(c)	0.04	(0.00	)(c)
Net realized and unrealized gains (losses) on investments	0.38		(0.69)		(1.80)		1.91	1.17	0.36		(0.63)		(1.69)		1.81	1.11
Total income (loss) from investment operations	0.46		(0.59)		(1.72)		2.03	1.26	0.37		(0.59)		(1.69)		1.85	1.11

Less distributions from:
Net investment income	0.08		0.10		0.08		0.14	0.10	0.05		0.00		0.00	(c)	0.02	—
Net realized gains	—		0.10		2.16		1.00	0.88	—		0.10		2.16		1.00	0.88
Total distributions	0.08		0.20		2.24		1.14	0.98	0.05		0.10		2.16		1.02	0.88

Net asset value, end of period	$8.45		$8.07		$8.86		$12.82	$11.93	$7.99		$7.67		$8.36		$12.21	$11.38

TOTAL RETURN (a)	5.70%		(6.11%	)	(15.86%	)	18.00%	11.58%	4.84%		(6.75%	)	(16.42%	)	17.14%	10.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$34,667		$34,466		$42,078		$56,907	$58,024	$225		$626		$1,509		$2,967	$4,201
Ratios to average net assets:
Net investment income (loss)	1.00%		1.39%		0.76%		1.02%	0.80%	0.14%		0.68%		(0.01%	)	0.33%	0.04%
Net expenses	1.36%	(e)	1.33%	(e)	1.17%	(e)	1.20%	1.20%	2.12%	(e)	2.08%	(e)	1.92%	(e)	1.95%	1.95%
Gross expenses	1.41%		1.52%		1.35%		1.20%	1.19%	2.15%		2.27%		2.10%		1.95%	1.95%
Portfolio turnover rate	50%		69%		67%		59%	52%	50%		69%		67%		59%	52%

	Class C									Class R

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06		9/30/10		9/30/09		9/30/08
Inception date								9/30/99						1/29/08
Net asset value, beginning of period	$7.54		$8.28		$12.12		$11.32	$11.10		$8.06		$8.85		$9.66
Income (loss) from investment operations:
Net investment income (loss) (b)	0.02		0.04		(0.00	)(c)	0.03	(0.00	)(c)	0.06		0.08		0.04
Net realized and unrealized gains (losses) on investments	0.34		(0.64)		(1.68)		1.81	1.11		0.37		(0.69)		(0.85)
Total income (loss) from investment operations	0.36		(0.60)		(1.68)		1.84	1.11		0.43		(0.61)		(0.81)

Less distributions from:
Net investment income	0.04		0.04		0.00	(c)	0.04	0.01		0.05		0.08		0.00	(c)
Net realized gains	—		0.10		2.16		1.00	0.88		—		0.10		0.00	(c)
Total distributions	0.04		0.14		2.16		1.04	0.89		0.05		0.18		0.00	(c)

Net asset value, end of period	$7.86		$7.54		$8.28		$12.12	$11.32		$8.44		$8.06		$8.85

TOTAL RETURN (a)	4.83%		(6.76%	)	(16.45%	)	17.18%	10.72%		5.34%		(6.35%	)	(8.39%	)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,907		$1,852		$1,098		$1,535	$1,625		$9		$9		$9
Ratios to average net assets:
Net investment income (loss)	0.25%		0.60%		0.00%		0.29%	0.05%		0.75%		1.11%		0.59%
Net expenses	2.12%	(e)	2.08%	(e)	1.92%	(e)	1.95%	1.95%		1.61%	(e)	1.58%	(e)	1.42%	(e)
Gross expenses	2.16%		2.27%		2.10%		1.95%	1.94%		1.66%		1.77%		1.60%
Portfolio turnover rate	50%		69%		67%		59%	52%		50%		69%		67%	(d)

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

128

Selected data based on a share outstanding throughout the periods indicated

GE Core Value Equity Fund

	Class Y

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								1/5/98
Net asset value, beginning of period	$8.94		$9.79		$13.91		$12.71	$12.31
Income (loss) from investment operations:
Net investment income (loss) (b)	0.10		0.12		0.13		0.17	0.14
Net realized and unrealized gains (losses) on investments	0.43		(0.75)		(1.98)		2.15	1.27
Total income (loss) from investment operations	0.53		(0.63)		(1.85)		2.32	1.41

Less distributions from:
Net investment income	0.10		0.12		0.11		0.12	0.13
Net realized gains	—		0.10		2.16		1.00	0.88
Total distributions	0.10		0.22		2.27		1.12	1.01

Net asset value, end of period	$9.37		$8.94		$9.79		$13.91	$12.71

TOTAL RETURN (a)	5.88%		(5.83%	)	(15.56%	)	19.25%	12.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$149		$294		$9		$—	$—
Ratios to average net assets:
Net investment income (loss)	1.19%		1.48%		1.13%		1.28%	1.11%
Net expenses	1.11%	(e)	1.01%	(e)	0.92%	(e)	0.95%	0.95%
Gross expenses	1.14%		1.07%		1.10%		0.95%	0.95%
Portfolio turnover rate	50%		69%		67%		59%	52%

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

129

Selected data based on a share outstanding throughout the periods indicated

GE Premier Growth Equity Fund

	Class A									Class B
	9/30/10		9/30/09		9/30/08		9/30/07		9/30/06	9/30/10		9/30/09		9/30/08		9/30/07		9/30/06
Inception date									12/31/96									12/31/96
Net asset value, beginning of period	$18.45		$20.84		$27.15		$27.64		$26.96	$16.20		$18.62		$24.71		$25.67		$25.27
Income (loss) from investment operations:
Net investment loss (b)	(0.01)		0.06		0.01		(0.02)		0.03	(0.14)		(0.06)		(0.15)		(0.20)		(0.16)
Net realized and unrealized gains (losses) on investments	1.06		(1.27)		(3.76)		3.64		1.23	0.93		(1.19)		(3.38)		3.35		1.14
Total income (loss) from investment operations	1.05		(1.21)		(3.75)		3.62		1.26	0.79		(1.25)		(3.53)		3.15		0.98

Less distributions from:
Net investment income	0.05		0.01		0.00	(c)	—		—	0.02		—		0.00	(c)	—		—
Net realized gains	—		1.17		2.56		4.11		0.58	—		1.17		2.56		4.11		0.58
Total distributions	0.05		1.18		2.56		4.11		0.58	0.02		1.17		2.56		4.11		0.58

Net asset value, end of period	$19.45		$18.45		$20.84		$27.15		$27.64	$16.97		$16.20		$18.62		$24.71		$25.67

TOTAL RETURN (a)	5.69%		(3.58%	)	(14.92%	)	14.24%		4.69%	4.88%		(4.29%	)	(15.55%	)	13.40%		3.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$140,095		$149,681		$162,122		$215,568		$224,381	$577		$2,474		$6,115		$12,542		$16,432
Ratios to average net assets:
Net investment income (loss)	(0.08%	)	0.36%		0.06%		(0.07%	)	0.12%	(0.89%	)	(0.46%	)	(0.71%	)	(0.82%	)	(0.64%	)
Net expenses	1.00%	(e)	1.10%	(e)	1.07%	(e)	1.01%		1.02%	1.78%	(e)	1.85%	(e)	1.82%	(e)	1.76%		1.77%
Gross expenses	1.00%		1.10%		1.07%		1.01%		1.02%	1.79%		1.85%		1.82%		1.76%		1.77%
Portfolio turnover rate	21%		27%		30%		28%		25%	21%		27%		30%		28%		25%

	Class C										Class R
	9/30/10		9/30/09		9/30/08		9/30/07		9/30/06		9/30/10		9/30/09		9/30/08
Inception date									9/30/99						1/29/08
Net asset value, beginning of period	$16.21		$18.62		$24.72		$25.68		$25.28		$18.39		$20.80		$22.19
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.14)		(0.06)		(0.15)		(0.20)		(0.16)		(0.06)		0.02		(0.02)
Net realized and unrealized gains (losses) on investments	0.93		(1.18)		(3.39)		3.35		1.14		1.05		(1.26)		(1.37)
Total income (loss) from investment operations	0.79		(1.24)		(3.54)		3.15		0.98		0.99		(1.24)		(1.39)

Less distributions from:
Net investment income	—		—		0.00	(c)	—		—		0.05		—		0.00	(c)
Net realized gains	—		1.17		2.56		4.11		0.58		—		1.17		0.00	(c)
Total distributions	—		1.17		2.56		4.11		0.58		0.05		0.17		0.00	(c)

Net asset value, end of period	$17.00		$16.21		$18.62		$24.72		$25.68		$19.33		$18.39		$20.80

TOTAL RETURN (a)	4.87%		(4.23%	)	(15.59%	)	13.40%		3.88%		5.40%		(3.76%	)	(6.26%	)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$13,770		$14,378		$19,630		$31,467		$39,838		$103		$9		$9
Ratios to average net assets:
Net investment income (loss)	(0.83%	)	(0.41%	)	(0.70%	)	(0.82%	)	(0.63%	)	(0.31%	)	0.10%		(0.16%	)
Net expenses	1.75%	(e)	1.85%	(e)	1.82%	(e)	1.76%		1.78%		1.23%	(e)	1.35%	(e)	1.35%	(e)
Gross expenses	1.75%		1.85%		1.82%		1.76%		1.78%		1.24%		1.35%		1.35%
Portfolio turnover rate	21%		27%		30%		28%		25%		21%		27%	(d)	30%	(d)

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

130

Selected data based on a share outstanding throughout the periods indicated

GE Premier Growth Equity Fund

	Class Y

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								12/31/96
Net asset value, beginning of period	$18.78		$21.25		$27.57		$28.11	$27.40
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04		0.11		0.07		0.04	0.10
Net realized and unrealized gains (losses) on investments	1.08		(1.31)		(3.83)		3.70	1.25
Total income (loss) from investment operations	1.12		(1.20)		(3.76)		3.74	1.35

Less distributions from:
Net investment income	0.09		0.10		0.00	(c)	0.17	0.06
Net realized gains	—		1.17		2.56		4.11	0.58
Total distributions	0.09		1.27		2.56		4.28	0.64

Net asset value, end of period	$19.81		$18.78		$21.25		$27.57	$28.11

TOTAL RETURN (a)	5.94%		(3.30%	)	(14.71%	)	14.52%	4.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$36,848		$22,971		$5,531		$16,826	$66,149
Ratios to average net assets:
Net investment income (loss)	0.19%		0.70%		0.29%		0.17%	0.34%
Net expenses	0.74%	(e)	0.85%	(e)	0.82%	(e)	0.75%	0.76%
Gross expenses	0.74%		0.85%		0.82%		0.75%	0.76%
Portfolio turnover rate	21%		27%		30%		28%	25%

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

131

Selected data based on a share outstanding throughout the periods indicated

GE Small-Cap Equity Fund

	Class A										Class B

	9/30/10		9/30/09		9/30/08		9/30/07		9/30/06		9/30/10		9/30/09		9/30/08		9/30/07		9/30/06
Inception date									9/30/98										9/30/98
Net asset value, beginning of period	$8.49		$10.73		$16.13		$16.16		$15.70		$7.39		$9.58		$14.82		$15.11		$14.81
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.03)		(0.04)		(0.00	)(c)	(0.01)		(0.02)		(0.07)		(0.08)		(0.08)		(0.12)		(0.14)
Net realized and unrealized gains (losses) on investments	1.18		(1.34)		(2.43)		2.24		1.03		1.01		(1.25)		(2.19)		2.09		0.97
Total income (loss) from investment operations	1.15		(1.38)		(2.43)		2.23		1.01		0.94		(1.33)		(2.27)		1.97		0.83

Less distributions from:
Net investment income	—		—		0.00	(c)	—		0.02		—		—		0.00	(c)	—		—
Net realized gains	—		0.86		2.97		2.26		0.53		—		0.86		2.97		2.26		0.53
Total distributions	—		0.86		2.97		2.26		0.55		—		0.86		2.97		2.26		0.53

Net asset value, end of period	$9.64		$8.49		$10.73		$16.13		$16.16		$8.33		$7.39		$9.58		$14.82		$15.11

TOTAL RETURN (a)	13.55%		(10.17%	)	(17.68%	)	14.87%		6.60%		12.72%		(10.95%	)	(18.26%	)	14.10%		5.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$34,798		$32,456		$42,271		$58,523		$59,397		$434		$1,055		$2,957		$7,716		$10,583
Ratios to average net assets:
Net investment income (loss)	(0.33%	)	(0.56%	)	0.03%		(0.03%	)	(0.13%	)	(0.98%	)	(1.23%	)	(0.69%	)	(0.78%	)	(0.88%	)
Net expenses	1.81%	(e)	2.14%	(e)	1.37%	(e)	1.24%		1.21%		2.59%	(e)	2.89%	(e)	2.12%	(e)	1.98%		1.96%
Gross expenses	1.97%		2.20%		1.38%		1.24%		1.21%		2.70%		2.95%		2.13%		1.98%		1.96%
Portfolio turnover rate	42%		51%		60%		37%		38%		42%		51%		60%		37%		38%

	Class C										Class R

	9/30/10		9/30/09		9/30/08		9/30/07		9/30/06		9/30/10		9/30/09		9/30/08
Inception date									9/30/99						1/29/08
Net asset value, beginning of period	$7.35		$9.53		$14.76		$15.07		$14.77		$8.46		$10.72		$11.58
Income from investment operations:
Net investment income (loss) (b)	(0.08)		(0.08)		(0.08)		(0.12)		(0.13)		(0.05)		(0.06)		(0.03)
Net realized and unrealized gains (losses) on investments	1.02		(1.24)		(2.18)		2.07		0.96		1.17		(1.34)		(0.83)
Total income (loss) from investment operations	0.94		(1.32)		(2.26)		1.95		0.83		1.12		(1.40)		(0.86)

Less distributions from:
Net investment income	—		—		0.00	(c)	—		—		—		—		0.00	(c)
Net realized gains	—		0.86		2.97		2.26		0.53		—		0.86		0.00
Total distributions	—		0.86		2.97		2.26		0.53		—		0.86		0.00

Net asset value, end of period	$8.29		$7.35		$9.53		$14.76		$15.07		$9.58		$8.46		$10.72

TOTAL RETURN (a)	12.79%		(10.90%	)	(18.28%	)	13.99%		5.79%		13.24%		(10.37%	)	(7.43%	)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$2,832		$2,839		$4,797		$7,428		$7,668		$9		$8		$9
Ratios to average net assets:
Net investment income (loss)	(1.08%	)	(1.30%	)	(0.72%	)	(0.78%	)	(0.88%	)	(0.55%	)	(0.84%	)	(0.34%	)
Net expenses	2.56%	(e)	2.89%	(e)	2.12%	(e)	1.99%		1.96%		2.03%	(e)	2.39%	(e)	1.62%	(e)
Gross expenses	2.71%		2.95%		2.14%		1.99%		1.96%		2.19%		2.45%		1.63%
Portfolio turnover rate	42%		51%		60%		37%		38%		42%		51%	(d)	60%	(d)

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

132

Selected data based on a share outstanding throughout the periods indicated

GE Small-Cap Equity Fund

	Class Y

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								9/30/98
Net asset value, beginning of period	$8.82		$11.06		$16.50		$16.44	$15.99
Income from investment operations:
Net investment income (loss) (b)	—		(0.01)		0.04		0.04	0.02	(c)
Net realized and unrealized gains (losses) on investments	1.22		(1.37)		(2.51)		2.28	1.04
Total income (loss) from investment operations	1.22		(1.38)		(2.47)		2.32	1.06

Less distributions from:
Net investment income	—		—		0.00	(c)	—	0.08
Net realized gains	—		0.86		2.97		2.26	0.53
Total distributions	—		0.86		2.97		2.26	0.61

Net asset value, end of period	$10.04		$8.82		$11.06		$16.50	$16.44

TOTAL RETURN (a)	13.83%		(9.83%	)	(17.50%	)	15.20%	6.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$198		$1,035		$3,694		$8,053	$11,990
Ratios to average net assets:
Net investment income (loss)	(0.04%	)	(0.18%	)	0.36%		0.23%	0.10%
Net expenses	1.58%	(e)	1.89%	(e)	1.12%	(e)	0.99%	0.95%
Gross expenses	1.72%		1.95%		1.12%		0.99%	0.95%
Portfolio turnover rate	42%		51%		60%		37%	38%

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

133

Selected data based on a share outstanding throughout the periods indicated

GE Global Equity Fund

	Class A								Class B

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07		9/30/06
Inception date								2/22/93									12/22/93
Net asset value, beginning of period	$18.26		$21.26		$32.08		$24.66	$21.05	$16.57		$19.25		$29.48		$22.71		$19.41
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04		0.17		0.28		0.18	0.10	(0.11)		—		0.06		(0.03)		(0.07)
Net realized and unrealized gains (losses) on investments	1.08		(2.15)		(7.54)		7.38	3.64	1.00		(1.89)		(6.85)		6.80		3.37
Total income (loss) from investment operations	1.12		(1.98)		(7.26)		7.56	3.74	0.89		(1.89)		(6.79)		6.77		3.30

Less distributions from:
Net investment income	0.20		0.31		0.12		0.14	0.13	0.21		0.08		0.00	(c)	—		—
Net realized gains	—		0.71		3.44		—	—	—		0.71		3.44		—		—
Total distributions	0.20		1.02		3.56		0.14	0.13	0.21		0.79		3.44		—		—

Net asset value, end of period	$19.18		$18.26		$21.26		$32.08	$24.66	$17.25		$16.57		$19.25		$29.48		$22.71

TOTAL RETURN (a)	6.14%		(8.00%	)	(25.19%	)	30.78%	17.85%	5.37%		(8.72%	)	(25.79%	)	29.81%		17.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$29,589		$30,544		$36,560		$50,051	$37,653	$47		$86		$222		$457		$542
Ratios to average net assets:
Net investment income (loss)	0.19%		1.12%		1.04%		0.64%	0.43%	(0.67%	)	0.05%		0.24%		(0.12%	)	(0.33%	)
Net expenses	1.27%	(e)	1.70%	(e)	1.41%	(e)	1.36%	1.46%	2.09%	(e)	2.45%	(e)	2.16%	(e)	2.10%		2.21%
Gross expenses	1.28%		1.70%		1.41%		1.36%	1.46%	2.09%		2.45%		2.16%		2.10%		2.21%
Portfolio turnover rate	68%		60%		57%		66%	57%	68%		60%		57%		66%		57%

	Class C										Class R

	9/30/10		9/30/09		9/30/08		9/30/07		9/30/06		9/30/10		9/30/09		9/30/08
Inception date									9/30/99						1/29/08
Net asset value, beginning of period	$16.58		$19.38		$29.66		$22.85		$19.54		$18.22		$21.21		$25.98
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.09)		0.01		0.10		(0.00	)(c)	(0.06)		(0.01)		0.14		0.28
Net realized and unrealized gains (losses) on investments	0.98		(1.93)		(6.93)		6.81		3.37		1.08		(2.15)		(5.05)
Total income (loss) from investment operations.	0.89		(1.92)		(6.83)		6.81		3.31		1.07		(2.01)		(4.77)

Less distributions from:
Net investment income	0.02		0.17		0.01		—		—		0.13		0.27		0.00	(c)
Net realized gains	—		0.71		3.44		—		—		—		0.71		0.00	(c)
Total distributions	0.02		0.88		3.45		—		—		0.13		0.98		0.00	(c)

Net asset value, end of period	$17.45		$16.58		$19.38		$29.66		$22.85		$19.16		$18.22		$21.21

TOTAL RETURN (a)	5.39%		(8.74%	)	(25.78%	)	29.80%		16.94%		5.88%		(8.24%	)	(18.36%	)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$127		$195		$489		$467		$318		$8		$7		$8
Ratios to average net assets:
Net investment income (loss)	(0.58%	)	0.05%		0.39%		(0.01%	)	(0.30%	)	(0.05%	)	0.92%		1.65%
Net expenses	2.02%	(e)	2.45%	(e)	2.16%	(e)	2.10%		2.21%		1.52%	(e)	1.95%	(e)	1.66%	(e)
Gross expenses	2.03%		2.45%		2.16%		2.10%		2.21%		1.52%		1.95%		1.66%
Portfolio turnover rate	68%		60%		57%		66%		57%		68%		60%	(d)	57%	(d)

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

134

Selected data based on a share outstanding throughout the periods indicated

GE Global Equity Fund

	Class Y

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								11/29/93
Net asset value, beginning of period	$18.32		$21.35		$32.23		$24.77	$21.14
Income (loss) from investment operations:
Net investment income (loss) (b)	0.08		0.21		0.35		0.26	0.16
Net realized and unrealized gains (losses) on investments	1.09		(2.16)		(7.59)		7.40	3.66
Total income (loss) from investment operations.	1.17		(1.95)		(7.24)		7.66	3.82

Less distributions from:
Net investment income	0.23		0.37		0.20		0.20	0.19
Net realized gains	—		0.71		3.44		—	—
Total distributions	0.23		1.08		3.64		0.20	0.19

Net asset value, end of period	$19.26		$18.32		$21.35		$32.23	$24.77

TOTAL RETURN (a)	6.42%		(7.73%	)	(25.07%	)	31.11%	18.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$15,722		$15,435		$18,339		$25,544	$20,643
Ratios to average net assets:
Net investment income (loss)	0.45%		1.38%		1.28%		0.91%	0.69%
Net expenses	1.01%	(e)	1.45%	(e)	1.16%	(e)	1.10%	1.21%
Gross expenses	1.02%		1.45%		1.16%		1.10%	1.21%
Portfolio turnover rate	68%		60%		57%		66%	57%

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

135

Selected data based on a share outstanding throughout the periods indicated

GE International Equity Fund

	Class A								Class B

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								3/2/94								3/2/94
Net asset value, beginning of period	$12.71		$16.20		$25.05		$18.79	$15.87	$11.65		$14.97		$23.29		$17.48	$14.79
Income (loss) from investment operations:
Net investment income (loss) (b)	0.12		0.23		0.43		0.23	0.16	0.03		0.13		0.19		0.04	0.02
Net realized and unrealized gains (losses) on investments	0.02		(1.47)		(6.59)		6.21	2.90	0.01		(1.37)		(6.03)		5.82	2.70
Total income (loss) from investment operations	0.14		(1.24)		(6.16)		6.44	3.06	0.04		(1.24)		(5.84)		5.86	2.72

Less distributions from:
Net investment income	0.37		0.39		0.23		0.16	0.14	0.35		0.22		0.02		0.03	0.03
Net realized gains	—		1.86		2.46		0.02	—	—		1.86		2.46		0.02	—
Total distributions	0.37		2.25		2.69		0.18	0.14	0.35		2.08		2.48		0.05	0.03

Net asset value, end of period	$12.48		$12.71		$16.20		$25.05	$18.79	$11.34		$11.65		$14.97		$23.29	$17.48

TOTAL RETURN (a)	1.12%		(3.55%	)	(27.35%	)	34.50%	19.38%	0.34%		(4.28%	)	(27.86%	)	33.54%	18.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$24,762		$33,160		$48,250		$56,956	$40,564	$126		$399		$651		$1,449	$1,473
Ratios to average net assets:
Net investment income (loss)	1.04%		2.17%		2.02%		1.06%	0.90%	0.28%		1.27%		0.95%		0.22%	0.13%
Net expenses	1.94%	(e)	1.53%	(e)	1.37%	(e)	1.45%	1.58%	2.67%	(e)	2.28%	(e)	2.12%	(e)	2.20%	2.32%
Gross expenses	2.04%		1.77%		1.51%		1.45%	1.58%	2.72%		2.52%		2.25%		2.20%	2.32%
Portfolio turnover rate	44%		60%		39%		38%	39%	44%		60%		39%		38%	39%

	Class C								Class R

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08
Inception date								9/30/99					1/29/08
Net asset value, beginning of period	$11.62		$15.04		$23.44		$17.58	$14.85	$12.68		$16.17		$20.63
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04		0.14		0.22		0.05	0.02	0.10		0.21		0.38
Net realized and unrealized gains (losses) on investments	0.03		(1.40)		(6.09)		5.84	2.72	0.02		(1.47)		(4.84)
Total income (loss) from investment operations	0.07		(1.26)		(5.87)		5.89	2.74	0.12		(1.26)		(4.46)

Less distributions from:
Net investment income	0.29		0.30		0.07		0.01	0.01	0.34		0.37		0.00	(c)
Net realized gains	—		1.86		2.46		0.02	—	—		1.86		0.00	(c)
Total distributions	0.29		2.16		2.53		0.03	0.01	0.34		2.23		0.00	(c)

Net asset value, end of period	$11.40		$11.62		$15.04		$23.44	$17.58	$12.46		$12.68		$16.17

TOTAL RETURN (a)	0.61%		(4.29%	)	(27.86%	)	33.53%	18.48%	0.82%		(3.75%	)	(21.62%	)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,208		$1,194		$1,462		$1,259	$1,031	$8		$8		$8
Ratios to average net assets:
Net investment income (loss)	0.39%		1.41%		1.10%		0.25%	0.12%	0.82%		2.00%		2.79%
Net expenses	2.70%	(e)	2.28%	(e)	2.12%	(e)	2.20%	2.31%	2.19%	(e)	1.78%	(e)	1.62%	(e)
Gross expenses	2.80%		2.52%		2.27%		2.20%	2.31%	2.30%		2.02%		1.77%
Portfolio turnover rate	44%		60%		39%		38%	39%	44%		60%	(d)	39%	(d)

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

136

Selected data based on a share outstanding throughout the periods indicated

GE International Equity Fund

	Class Y

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								3/2/94
Net asset value, beginning of period	$12.88		$16.40		$25.33		$18.99	$16.01
Income (loss) from investment operations:
Net investment income (loss) (b)	0.15		0.34		0.46		0.28	0.09
Net realized and unrealized gains (losses) on investments	0.02		(1.56)		(6.64)		6.29	3.06
Total income (loss) from investment operations	0.17		(1.22)		(6.18)		6.57	3.15

Less distributions from:
Net investment income	0.40		0.44		0.29		0.21	0.17
Net realized gains	—		1.86		2.46		0.02	—
Total distributions	0.40		2.30		2.75		0.23	0.17

Net asset value, end of period	$12.65		$12.88		$16.40		$25.33	$18.99

TOTAL RETURN (a)	1.34%		(3.27%	)	(27.19%	)	34.85%	19.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$4,849		$8,220		$8,872		$10,354	$7,679
Ratios to average net assets:
Net investment income (loss)	1.27%		3.10%		2.13%		1.29%	0.51%
Net expenses	1.69%	(e)	1.38%	(e)	1.12%	(e)	1.20%	1.17%
Gross expenses	1.78%		1.52%		1.26%		1.20%	1.17%
Portfolio turnover rate	44%		60%		39%		38%	39%

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

137

Selected data based on a share outstanding throughout the periods indicated

GE Total Return Fund

	Class A								Class B

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								2/22/93								12/22/93
Net asset value, beginning of period	$17.90		$20.16		$27.03		$25.10	$24.94	$17.23		$19.36		$26.02		$24.23	$24.13
Income (loss) from investment operations
Net investment income (b)	0.17		0.26		0.40		0.46	0.44	0.02		0.14		0.21		0.26	0.25
Net realized and unrealized gains (losses) on investments	0.99		(1.08)		(4.54)		4.01	1.91	0.96		(1.03)		(4.36)		3.87	1.84
Total income (loss) from investment operations	1.16		(0.82)		(4.14)		4.47	2.35	0.98		(0.89)		(4.15)		4.13	2.09

Less distributions from:
Net investment income	0.26		0.39		0.44		0.53	0.42	0.14		0.19		0.22		0.33	0.22
Net realized gains	—		1.05		2.29		2.01	1.77	—		1.05		2.29		2.01	1.77
Total distributions	0.26		1.44		2.73		2.54	2.19	0.14		1.24		2.51		2.34	1.99

Net asset value, end of period	$18.80		$17.90		$20.16		$27.03	$25.10	$18.07		$17.23		$19.36		$26.02	$24.23

TOTAL RETURN (a)	6.51%		(2.60%	)	(16.87%	)	19.03%	10.01%	5.73%		(3.37%	)	(17.47%	)	18.15%	9.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$104,835		$105,256		$116,282		$147,927	$133,003	$1,077		$4,772		$8,222		$13,980	$14,942
Ratios to average net assets
Net investment income	0.92%		1.66%		1.68%		1.82%	1.81%	0.14%		0.91%		0.91%		1.07%	1.04%
Net expenses	1.15%	(e)	1.08%	(e)	0.90%	(e)	0.87%	0.89%	1.90%	(e)	1.83%	(e)	1.65%	(e)	1.62%	1.64%
Gross expenses	1.26%		1.13%		0.90%		0.87%	0.89%	1.97%		1.88%		1.66%		1.62%	1.64%
Portfolio turnover rat	137%		144%		156%		133%	118%	137%		144%		156%		133%	118%

	Class C								Class R

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08
Inception date								9/30/99					1/29/08
Net asset value, beginning of period	$16.59		$18.76		$25.36		$23.67	$23.62	$17.87		$20.13		$22.72
Income (loss) from investment operations:
Net investment income (b)	0.03		0.13		0.21		0.26	0.24	0.12		0.23		0.25
Net realized and unrealized gains (losses) on investments	0.91		(1.01)		(4.24)		3.77	1.80	0.99		(1.09)		(2.84)
Total income (loss) from investment operations	0.94		(0.88)		(4.03)		4.03	2.04	1.07		(0.86)		(2.59)

Less distributions from:
Net investment income	0.16		0.24		0.28		0.33	0.22	0.19		0.35		0.00	(c)
Net realized gains	—		1.05		2.29		2.01	1.77	—		1.05		0.00	(c)
Total distributions	0.16		1.29		2.57		2.34	1.99	0.19		1.40		0.00	(c)

Net asset value, end of period	$17.37		$16.59		$18.76		$25.36	$23.67	$18.79		$17.87		$20.13

TOTAL RETURN (a)	5.71%		(3.33%	)	(17.48%	)	18.16%	9.18%	6.25%		(2.88%	)	(11.40%	)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$11,714		$10,841		$13,674		$14,462	$12,759	$9		$9		$9
Ratios to average net assets:
Net investment income	0.19%		0.90%		0.93%		1.07%	1.04%	0.66%		1.40%		1.67%
Net expenses	1.90%	(e)	1.83%	(e)	1.65%	(e)	1.62%	1.64%	1.41%	(e)	1.33%	(e)	1.15%	(e)
Gross expenses	2.01%		1.88%		1.66%		1.62%	1.64%	1.52%		1.38%		1.15%
Portfolio turnover rate	137%		144%		156%		133%	118%	137%		144%	(d)	156%	(d)

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

138

Selected data based on a share outstanding throughout the periods indicated

GE Total Return Fund

	Class Y

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								11/29/93
Net asset value, beginning of period	$18.10		$20.39		$27.31		$25.34	$25.01
Income (loss) from investment operations:
Net investment income (b)	0.21		0.31		0.47		0.53	0.47
Net realized and unrealized gains (losses) on investments	1.01		(1.10)		(4.59)		4.04	2.11
Total income (loss) from investment operations	1.22		(0.79)		(4.12)		4.57	2.58

Less distributions from:
Net investment income	0.29		0.45		0.51		0.59	0.48
Net realized gains	—		1.05		2.29		2.01	1.77
Total distributions	0.29		1.50		2.80		2.60	2.25

Net asset value, end of period	$19.03		$18.10		$20.39		$27.31	$25.34

TOTAL RETURN (a)	6.81%		(2.39%	)	(16.65%	)	19.31%	11.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$5,070		$7,788		$5,571		$5,670	$3,161
Ratios to average net assets:
Net investment income	1.16%		1.90%		1.96%		2.07%	1.82%
Net expenses	0.90%	(e)	0.83%	(e)	0.65%	(e)	0.62%	0.56%
Gross expenses	1.00%		0.88%		0.65%		0.62%	0.56%
Portfolio turnover rate	137%		144%		156%		133%	118%

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

139

Selected data based on a share outstanding throughout the periods indicated

GE Government Securities Fund

	Class A								Class B

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								9/8/93								4/22/87
Net asset value, beginning of period	$8.99		$8.85		$8.60		$8.56	$8.69	$9.07		$8.93		$8.68		$8.63	$8.77
Income (loss) from investment operations:
Net investment income (b)	0.16		0.26		0.31		0.34	0.32	0.09		0.19		0.25		0.28	0.26
Net realized and unrealized gains (losses) on investments	0.28		0.13		0.26		0.04	(0.13)	0.29		0.14		0.25		0.05	(0.14)
Total income (loss) from investment operations	0.44		0.39		0.57		0.38	0.19	0.38		0.33		0.50		0.33	0.12

Less distributions from:
Net investment income	0.15		0.25		0.32		0.34	0.32	0.09		0.19		0.25		0.28	0.26
Net realized gains	0.02		—		0.00	(c)	—	—	0.02		—		0.00	(c)	—	—
Total distributions	0.17		0.25		0.32		0.34	0.32	0.11		0.19		0.25		0.28	0.26

Net asset value, end of period	$9.26		$8.99		$8.85		$8.60	$8.56	$9.34		$9.07		$8.93		$8.68	$8.63

TOTAL RETURN (a)	5.05%		4.45%		6.63%		4.57%	2.27%	4.24%		3.66%		5.80%		3.91%	1.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$102,503		$108,777		$114,342		$119,640	$132,535	$161		$450		$590		$896	$1,468
Ratios to average net assets:
Net investment income	1.79%		2.85%		3.57%		4.01%	3.76%	1.04%		2.14%		2.83%		3.24%	3.01%
Net expenses	0.80%	(e)	0.84%	(e)	0.92%	(e)	0.89%	0.88%	1.58%	(e)	1.59%	(e)	1.67%	(e)	1.64%	1.63%
Gross expenses	0.81%		0.84%		0.94%		0.90%	0.88%	1.60%		1.59%		1.70%		1.65%	1.63%
Portfolio turnover rate	507%		157%		279%		323%	275%	507%		157%		279%		323%	275%

	Class C

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								9/30/99
Net asset value, beginning of period	$9.12		$8.98		$8.71		$8.66	$8.80
Income (loss) from investment operations:
Net investment income (b)	0.09		0.20		0.25		0.28	0.26
Net realized and unrealized gains (losses) on investments	0.29		0.13		0.27		0.05	(0.14)
Total income from investment operations	0.38		0.33		0.52		0.33	0.12

Less distributions from:
Net investment income	0.09		0.19		0.25		0.28	0.26
Net realized gains	0.02		—		0.00	(c)	—	—
Total distributions	0.11		0.19		0.25		0.28	0.26

Net asset value, end of period	$9.39		$9.12		$8.98		$8.71	$8.66

TOTAL RETURN (a)	4.23%		3.64%		6.02%		3.90%	1.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$655		$634		$409		$294	$418
Ratios to average net assets:
Net investment income	1.05%		2.07%		2.77%		3.24%	3.01%
Net expenses	1.54%	(e)	1.59%	(e)	1.67%	(e)	1.64%	1.63%
Gross expenses	1.56%		1.59%		1.68%		1.64%	1.63%
Portfolio turnover rate	507%		157%		279%		323%	275%

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

140

Selected data based on a share outstanding throughout the periods indicated

GE Short-Term Government Fund

	Class A								Class B

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								3/2/94								3/2/94
Net asset value, beginning of period	$11.58		$11.31		$11.29		$11.23	$11.31	$11.56		$11.30		$11.27		$11.22	$11.29
Income (loss) from investment operations:
Net investment income (b)	0.07		0.22		0.40		0.49	0.48	0.04		0.17		0.34		0.42	0.41
Net realized and unrealized gains (losses) on investments	0.23		0.27		0.02		0.05	(0.09)	0.20		0.24		0.02		0.05	(0.08)
Total income from investment operations	0.30		0.49		0.42		0.54	0.39	0.24		0.41		0.36		0.47	0.33

Less distributions from:
Net investment income	0.12		0.22		0.40		0.48	0.47	0.08		0.15		0.33		0.42	0.40
Net realized gains	—		—		0.00	(c)	—	—	—		—		0.00	(c)	—	—
Return of capital	0.04		—		—		—	—	0.02		—		—		—	—
Total distributions	0.16		0.22		0.40		0.48	0.47	0.10		0.15		0.33		0.42	0.40

Net asset value, end of period	$11.72		$11.58		$11.31		$11.29	$11.23	$11.70		$11.56		$11.30		$11.27	$11.22

TOTAL RETURN (a)	2.70%		4.38%		3.78%		4.95%	3.51%	2.08%		3.67%		3.25%		4.23%	2.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$47,901		$47,802		$41,040		$38,705	$37,676	$276		$636		$1,750		$3,219	$4,543
Ratios to average net assets:
Net investment income (loss)	0.64%		1.95%		3.54%		4.34%	4.27%	0.32%		1.56%		3.09%		3.75%	3.67%
Net expenses	0.67%	(e)	0.77%	(e)	0.80%	(e)	0.80%	0.79%	1.29%	(e)	1.37%	(e)	1.40%	(e)	1.40%	1.39%
Gross expenses	0.69%		0.77%		0.80%		0.80%	0.80%	1.31%		1.37%		1.41%		1.40%	1.40%
Portfolio turnover rate	274%		212%		263%		114%	222%	274%		212%		263%		114%	222%

	Class C							Class R

	9/30/10	9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08
Inception date							9/30/99					1/29/08
Net asset value, beginning of period	$11.57	$11.30		$11.27		$11.22	$11.29	$11.58		$11.31		$11.42
Income (loss) from investment operations:
Net investment income (b)	(0.02)	0.13		0.32		0.40	0.39	0.05		0.20		0.23
Net realized and unrealized gains (losses) on investments	0.24	0.27		0.03		0.05	(0.08)	0.23		0.26		(0.11)
Total income from investment operations	0.22	0.40		0.35		0.45	0.31	0.28		0.46		0.12

Less distributions from:
Net investment income	0.07	0.13		0.32		0.40	0.38	0.10		0.19		0.23
Net realized gains	—	—		0.00	(c)	—	—	—		—		0.00	(c)
Return of capital	0.02	—		—		—	—	0.03		—		—
Total distributions	0.09	0.13		0.32		0.40	0.38	0.13		0.19		0.23

Net asset value, end of period	$11.70	$11.57		$11.30		$11.27	$11.22	$11.73		$11.58		$11.31

TOTAL RETURN (a)	1.87%	3.59%		3.09%		4.08%	2.83%	2.46%		4.13%		1.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$7,017	$5,847		$3,311		$3,039	$4,007	$11		$11		$10
Ratios to average net assets:
Net investment income (loss)	(0.19)%	1.09%		2.83%		3.60%	3.53%	0.40%		1.72%		3.07%
Net expenses	1.41% (e)	1.52%	(e)	1.55%	(e)	1.55%	1.55%	0.90%	(e)	1.02%	(e)	1.05%	(e)
Gross expenses	1.43%	1.52%		1.55%		1.55%	1.56%	0.92%		1.02%		1.05%
Portfolio turnover rate	274%	212%		263%		114%	222%	274%		212%	(d)	263%	(d)

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158

141

Selected data based on a share outstanding throughout the periods indicated

GE Short-Term Government Fund

	Class Y

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								3/2/94
Net asset value, beginning of period	$11.54		$11.28		$11.25		$11.20	$11.27
Income (loss) from investment operations:
Net investment income (b)	0.14		0.25		0.43		0.51	0.49
Net realized and unrealized gains (losses) on investments	0.19		0.23		0.03		0.05	(0.07)
Total income from investment operations	0.33		0.48		0.46		0.56	0.42

Less distributions from:
Net investment income	0.14		0.22		0.43		0.51	0.49
Net realized gains	—		—		0.00	(c)	—	—
Return of capital	0.05		—		—		—	—
Total distributions	0.19		0.22		0.43		0.51	0.49

Net asset value, end of period	$11.68		$11.54		$11.28		$11.25	$11.20

TOTAL RETURN (a)	2.87%		4.55%		4.14%		5.12%	3.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$27,835		$61,991		$57,131		$54,444	$50,153
Ratios to average net assets:
Net investment income (loss)	1.24%		2.21%		3.80%		4.59%	4.39%
Net expenses	0.45%	(e)	0.52%	(e)	0.55%	(e)	0.55%	0.54%
Gross expenses	0.47%		0.52%		0.55%		0.55%	0.55%
Portfolio turnover rate	274%		212%		263%		114%	222%

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

142

Selected data based on a share outstanding throughout the periods indicated

GE Tax-Exempt Fund

	Class A								Class B

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								9/8/93								9/8/93
Net asset value, beginning of period	$11.79		$10.90		$11.41		$11.63	$11.77	$11.79		$10.89		$11.41		$11.63	$11.77
Income (loss) from investment operations:
Net investment income (b)	0.41		0.41		0.43		0.46	0.46	0.31		0.32		0.33		0.38	0.37
Net realized and unrealized gains (losses) on investments	0.18		0.88		(0.52)		(0.22)	(0.14)	0.18		0.90		(0.51)		(0.23)	(0.14)
Total income from investment operations	0.59		1.29		(0.09)		0.24	0.32	0.49		1.22		(0.18)		0.15	0.23

Less distributions from:
Net investment income	0.41		0.40		0.42		0.46	0.46	0.32		0.32		0.34		0.37	0.37
Net realized gains	—		—		0.00	(c)	—	—	—		—		0.00	(c)	—	—
Total distributions	0.41		0.40		0.42		0.46	0.46	0.32		0.32		0.34		0.37	0.37

Net asset value, end of period	$11.97		$11.79		$10.90		$11.41	$11.63	$11.96		$11.79		$10.89		$11.41	$11.63

TOTAL RETURN (a)	5.14%		12.09%		(0.84%	)	2.11%	2.82%	4.27%		11.36%		(1.67%	)	1.35%	2.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$40,049		$36,260		$30,972		$29,433	$26,327	$22		$86		$158		$484	$849
Ratios to average net assets:
Net investment income	3.49%		3.58%		3.72%		4.00%	3.98%	2.80%		2.86%		2.99%		3.27%	3.24%
Net expenses	0.86%	(e)	0.86%	(e)	0.87%	(e)	0.87%	0.87%	1.61%	(e)	1.61%	(e)	1.62%	(e)	1.62%	1.62%
Gross expenses	0.63%		1.14%		1.12%		1.12%	1.04%	1.57%		1.89%		1.89%		1.87%	1.79%
Portfolio turnover rate	28%		24%		28%		40%	43%	28%		24%		28%		40%	43%

	Class C								Class Y

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								9/30/99								9/26/97
Net asset value, beginning of period	$11.78		$10.89		$11.41		$11.62	$11.76	$12.74		$11.78		$12.34		$12.57	$12.72
Income (loss) from investment operations:
Net investment income (b)	0.33		0.31		0.34		0.37	0.38	0.48		0.45		0.49		0.53	0.53
Net realized and unrealized gains (losses) on investments	0.17		0.90		(0.52)		(0.21)	(0.14)	0.19		0.97		(0.56)		(0.23)	(0.15)
Total income from investment operations	0.50		1.21		(0.18)		0.16	0.24	0.67		1.42		(0.07)		0.30	0.38

Less distributions from:
Net investment income	0.32		0.32		0.34		0.37	0.38	0.48		0.46		0.49		0.53	0.53
Net realized gains	—		—		0.00	(c)	—	—	—		—		0.00	(c)	—	—
Total distributions	0.32		0.32		0.34		0.37	0.38	0.48		0.46		0.49		0.53	0.53

Net asset value, end of period	$11.96		$11.78		$10.89		$11.41	$11.62	$12.93		$12.74		$11.78		$12.34	$12.57

TOTAL RETURN (a)	4.33%		11.24%		(1.68%	)	1.44%	2.06%	5.36%		12.34%		(0.65%	)	2.43%	3.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$2,699		$945		$208		$228	$364	$700		$507		$36		$36	$35
Ratios to average net assets:
Net investment income	2.68%		2.72%		2.96%		3.27%	3.27%	3.73%		3.63%		3.99%		4.25%	4.24%
Net expenses	1.60%	(e)	1.61%	(e)	1.62%	(e)	1.62%	1.63%	0.61%	(e)	0.61%	(e)	0.62%	(e)	0.62%	0.61%
Gross expenses	1.24%		1.89%		1.88%		1.87%	1.79%	0.30%		0.71%		0.86%		0.87%	0.77%
Portfolio turnover rate	28%		24%		28%		40%	43%	28%		24%		28%		40%	43%

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

143

Selected data based on a share outstanding throughout the periods indicated

GE Fixed Income Fund

	Class A								Class B

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								2/22/93								12/22/93
Net asset value, beginning of period	$11.71		$11.44		$11.84		$11.90	$12.12	$11.71		$11.44		$11.84		$11.90	$12.12
Income (loss) from investment operations:
Net investment income (b)	0.36		0.44		0.50		0.61	0.57	0.31		0.35		0.41		0.52	0.48
Net realized and unrealized gains (losses) on investments	0.63		0.26		(0.40)		(0.07)	(0.20)	0.59		0.27		(0.40)		(0.06)	(0.19)
Total income from investment operations	0.99		0.70		0.10		0.54	0.37	0.90		0.62		0.01		0.46	0.29

Less distributions from:
Net investment income	0.44		0.43		0.50		0.60	0.56	0.35		0.35		0.41		0.52	0.48
Net realized gains	—		—		0.00	(c)	—	0.03	—		—		0.00	(c)	—	0.03
Total distributions	0.44		0.43		0.50		0.60	0.59	0.35		0.35		0.41		0.52	0.51

Net asset value, end of period	$12.26		$11.71		$11.44		$11.84	$11.90	$12.26		$11.71		$11.44		$11.84	$11.90

TOTAL RETURN (a)	8.65%		6.36%		0.73%		4.77%	3.13%	7.84%		5.57%		(0.11%	)	3.99%	2.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$98,741		$103,525		$115,933		$121,475	$130,779	$131		$375		$803		$1,472	$2,078
Ratios to average net assets:
Net investment income	3.02%		3.90%		4.19%		5.10%	4.84%	2.69%		3.21%		3.50%		4.34%	4.08%
Net expenses	0.91%	(e)	0.85%	(e)	0.84%	(e)	0.82%	0.80%	1.67%	(e)	1.60%	(e)	1.59%	(e)	1.57%	1.55%
Gross expenses	0.99%		0.88%		0.85%		0.83%	0.86%	1.72%		1.63%		1.60%		1.58%	1.61%
Portfolio turnover rate	342%		341%		467%		385%	337%	342%		341%		467%		385%	337%

	Class C								Class R

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08
Inception date								9/30/99					1/29/08
Net asset value, beginning of period	$11.72		$11.46		$11.86		$11.91	$12.14	$11.71		$11.45		$12.15
Income (loss) from investment operations:
Net investment income (b)	0.27		0.35		0.41		0.52	0.49	0.33		0.41		0.29
Net realized and unrealized gains (losses) on investments	0.63		0.26		(0.40)		(0.05)	(0.21)	0.63		0.25		(0.70)
Total income from investment operations	0.90		0.61		0.01		0.47	0.28	0.96		0.66		(0.41)

Less distributions from:
Net investment income	0.35		0.35		0.41		0.52	0.48	0.41		0.40		0.29
Net realized gains	—		—		0.00	(c)	—	0.03	—		—		0.00	(c)
Total distributions	0.35		0.35		0.41		0.52	0.51	0.41		0.40		0.29

Net asset value, end of period	$12.27		$11.72		$11.46		$11.86	$11.91	$12.26		$11.71		$11.45

TOTAL RETURN (a)	7.93%		5.47%		(0.02%	)	3.99%	2.37%	8.37%		5.99%		(3.43%	)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$933		$915		$922		$1,108	$1,237	$11		$10		$10
Ratios to average net assets:
Net investment income	2.25%		3.12%		3.44%		4.34%	4.09%	2.73%		3.61%		3.70%
Net expenses	1.66%	(e)	1.60%	(e)	1.59%	(e)	1.57%	1.55%	1.17%	(e)	1.10%	(e)	1.09%	(e)
Gross expenses	1.74%		1.63%		1.60%		1.58%	1.61%	1.25%		1.13%		1.11%
Portfolio turnover rate	342%		341%		467%		385%	337%	342%		341%	(d)	467%	(d)

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

144

Selected data based on a share outstanding throughout the periods indicated

GE Fixed Income Fund

	Class Y

	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date								11/29/93
Net asset value, beginning of period	$11.70		$11.43		$11.84		$11.89	$12.11
Income (loss) from investment operations:
Net investment income (b)	0.33		0.46		0.53		0.64	0.61
Net realized and unrealized gains (losses) on investments	0.68		0.27		(0.41)		(0.06)	(0.21)
Total income from investment operations	1.01		0.73		0.12		0.58	0.40

Less distributions from:
Net investment income	0.47		0.46		0.53		0.63	0.59
Net realized gains	—		—		0.00	(c)	—	0.03
Total distributions	0.47		0.46		0.53		0.63	0.62

Net asset value, end of period	$12.24		$11.70		$11.43		$11.84	$11.89

TOTAL RETURN (a)	8.81%		6.63%		0.89%		5.03%	3.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$2,686		$8,545		$12,944		$14,221	$14,900
Ratios to average net assets:
Net investment income	3.36%		4.15%		4.45%		5.35%	4.99%
Net expenses	0.67%	(e)	0.60%	(e)	0.59%	(e)	0.57%	0.55%
Gross expenses	0.75%		0.63%		0.60%		0.58%	0.58%
Portfolio turnover rate	342%		341%		467%		385%	337%

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

145

Selected data based on a share outstanding throughout the periods indicated

GE Money Market Fund

	Retail Class

	9/30/10		9/30/09	9/30/08		9/30/07	9/30/06
Inception date							2/22/1993
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income (b)	0.00	(c)	0.01	0.03		0.05	0.04
Net realized and unrealized gains (losses) in investments	0.00	(c)	—	—		—	—
Total income (loss) from investment operations	0.00	(c)	0.01	0.03		0.05	0.04

Less distributions from:
Net investment income (loss)	0.00	(c)	0.01	0.03		0.05	0.04
Net realized gains	—		—	0.00	(c)	—	—
Total distributions	0.00	(c)	0.01	0.03		0.05	0.04

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00

TOTAL RETURN (a)	0.00%		0.66%	3.05%		5.09%	4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$116,230		$164,512	$203,595		$265,440	$214,333
Ratios to average net assets:
Net investment income*	0.00%	(c)	0.69%	3.07%		4.97%	4.29%
Net expenses*	0.29%		0.37%	0.41%		0.39%	0.41%
Gross expenses*	0.43%		0.37%	0.41%		0.39%	0.41%

	Institutional Class

	9/30/10		9/30/09	9/30/08
Inception date				1/29/2008
Net asset value, beginning of period	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income (b)	0.00	(c)	0.01	0.01
Net realized and unrealized gains (losses) in investments	0.00	(c)	—	—
Total income (loss) from investment operations	0.00	(c)	0.01	0.01

Less distributions from:
Net investment income (loss)	0.00	(c)	0.01	0.01
Net realized gains	—		—	0.00	(c)
Total distributions	0.00	(c)	0.01	0.01

Net asset value, end of period	$1.00		$1.00	$1.00

TOTAL RETURN (a)	0.03%		0.75%	1.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$857,097		$895,432	$682,828
Ratios to average net assets:
Net investment income*	0.03%		0.72%	2.04%
Net expenses*	0.26%		0.29%	0.29%
Gross expenses*	0.33%		0.29%	0.29%

See Notes to Financial Highlights on page 147 and Notes to Financial Statements on page 158.

146

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge.

(b)	Net investment income per share is based on average shares outstanding during the period.

(c)	Less than $0.01 per share.

(d)	Less than $1,000 of assets in share class.
(e)	Includes waiver of management fee with respect to the Fund’s investment in the GE Money Market Fund.

147

Statements of Assets and Liabilities September 30, 2010	GE U.S. Equity Fund	GE Core Value Equity Fund	GE Premier Growth Equity Fund	GE Small-Cap Equity Fund

ASSETS
Investments in securities, at Fair Value (cost $283,888,831; $33,728,356; $172,343,777; $33,322,690; $39,007,950; $27,410,057; $102,647,293; $87,983,406; $47,279,083; $40,592,915; $90,403,991 and $0 respectively)	$304,284,028	$36,173,549	$185,279,464	$36,435,378
Investments in affiliated securities, at Fair Value (at cost $76,224; $12,108; $12,901; $8,731; $27,377; $16,583; $242,171; $368,979; $85,719; $3,321; $410,163 and $0 respectively)	69,364	11,018	11,740	7,946
Short-term Investments (at amortized cost)	485,000	—	—	—
Repurchase Agreements	—	—	—	—
Short-term affiliated investments (at amortized cost)	10,174,741	1,199,178	1,612,906	1,922,230
Foreign currency (cost $5,187; $0; $0; $0; $8,755; $17,937; $222,518; $0; $0; $0; $0 and $0 respectively)	5,219	—	—	—
Receivable for investments sold	1,199,388	95,370	5,020,915	297,338
Income receivables	238,008	41,141	76,290	26,533
Receivable for fund shares sold	107,325	1,911	274,567	40,854
Receivable from GEAM	—	—	—	—
Variation margin receivable	—	—	—	—
Other assets	—	—	3,339	72,000
Total assets	316,563,073	37,522,167	192,279,221	38,802,279

LIABILITIES
Distribution Payable to Shareholders	—	—	—	—
Payable for investments purchased	1,324,555	215,792	249,863	267,013
Payable for fund shares redeemed	136,159	27,314	197,760	30,988
Payable to GEAM	100,111	16,315	90,559	11,256
Accrued other expenses	377,594	302,646	344,434	220,555
Variation margin payable	16,112	2,100	3,713	513
Other liabilities	358	43	228	60
Total liabilities	1,954,889	564,210	886,557	530,385
NET ASSETS	314,608,184	36,957,957	191,392,664	38,271,894

NET ASSETS CONSIST OF:
Capital paid in	353,985,068	42,897,887	202,573,970	44,648,509
Undistributed (distribution in excess of) net investment income	2,555,377	268,031	(4,355)	(766)
Accumulated net realized gain (loss)	(62,477,629)	(8,668,144)	(24,109,570)	(9,520,353)
Net unrealized appreciation/ (depreciation) on:
Investments	20,388,337	2,444,103	12,934,526	3,111,903
Futures	156,999	16,080	(1,907)	32,601
Foreign currency related transaction	32	—	—	—
NET ASSETS	$314,608,184	$36,957,957	$191,392,664	$38,271,894

148

GE Global Equity Fund	GE International Equity Fund	GE Total Return Fund	GE Government Securities Fund	GE Short-Term Government Fund	GE Tax-Exempt Fund	GE Fixed Income Fund	GE Money Market Fund

$43,676,264	$30,430,683	$109,581,010	$88,694,088	$48,267,361	$43,461,137	$93,043,395	$—
24,913	15,090	220,376	335,771	78,005	3,022	373,248	—
—	—	1,499,895	6,998,816	32,994,827	—	2,399,840	738,766,757
—	—	—	—	—	—	—	217,820,000
1,705,292	265,064	16,176,483	7,267,980	2,560,747	672,240	18,168,863	—
8,760	17,916	222,520	—	—	—	—	—
1,969,987	460,717	4,821,489	—	—	25,000	10,210,647	—
98,386	118,692	444,479	438,111	168,669	569,420	815,859	376,073
5,193	201,339	23,057	1,124	14,136	9,912	6,748	37,571,914
12,375	—	—	—	—	—	—	—
—	331	8,296	15,328	6,515	—	17,406	—
12,212	365,386	2,736,333	—	18,328	—	407	—
47,513,382	31,875,218	135,733,938	103,751,218	84,108,588	44,740,731	125,036,413	994,534,744

—	—	—	18,077	15,591	31,272	33,898	9
1,719,505	476,588	9,960,256	167,878	106,239	292,468	22,076,974	—
35,120	2,247	104,967	4,269	752,666	747,785	11,764	21,006,658
27,045	19,500	47,401	31,643	19,445	58,147	27,011	191,338
231,538	423,909	618,721	208,955	174,674	140,085	384,051	8,884
6,577	—	21,319	—	—	—	—	—
77	57	2,276,460	109	101	27	109	614
2,019,862	922,301	13,029,124	430,931	1,068,716	1,269,784	22,533,807	21,207,503
45,493,520	30,952,917	122,704,814	103,320,287	83,039,872	43,470,947	102,502,606	973,327,241

52,939,572	44,551,790	136,088,094	101,021,113	82,702,602	41,410,471	107,009,930	973,322,715
83,627	288,738	591,811	59,844	(143,498)	50,585	100,861	(9)
(12,196,429)	(16,915,799)	(21,028,747)	1,538,981	(502,723)	(858,032)	(7,121,477)	4,535

4,665,850	3,019,133	6,911,922	677,474	980,564	2,867,923	2,602,489	—
(5,201)	367	136,384	22,875	2,927	—	(89,197)	—
6,101	8,688	5,350	—	—	—	—	—
$45,493,520	$30,952,917	$122,704,814	$103,320,287	$83,039,872	$43,470,947	$102,502,606	$973,327,241

See Notes to Financial Statements.

149

Statements of Assets and Liabilities (continued) September 30, 2010	GE U.S. Equity Fund	GE Core Value Equity Fund	GE Premier Growth Equity Fund	GE Small-Cap Equity Fund

Class A:
Net assets	177,794,457	34,667,112	140,094,639	34,798,346
Shares outstanding ($.001 par value; unlimited shares authorized)	8,100,320	4,102,180	7,202,264	3,608,068
Net asset value per share	21.95	8.45	19.45	9.64
Maximum offering price per share	23.29	8.97	20.64	10.23

Class B:
Net assets	392,592	224,958	577,245	433,579
Shares outstanding ($.001 par value; unlimited shares authorized)	18,917	28,165	34,006	52,020
Net asset value per share*	20.76	7.99	16.97	8.33

Class C: (level load)
Net assets	2,783,394	1,907,358	13,770,459	2,832,422
Shares outstanding ($.001 par value; unlimited shares authorized)	136,649	242,665	810,053	341,697
Net asset value per share*	20.37	7.86	17.00	8.29

Class R:
Net assets	9,029	9,043	102,589	9,399
Shares outstanding ($.001 par value; unlimited shares authorized)	412	1,071	5,307.00	981
Net asset value per share	21.91	8.44	19.33	9.58

Class Y:
Net assets	133,628,712	149,486	36,847,732	198,148
Shares outstanding ($.001 par value; unlimited shares authorized)	6,119,057	15,951	1,860,140	19,731
Net asset value per share	21.84	9.37	19.81	10.04

Retail Class:
Net assets	—	—	—	—
Shares outstanding ($.001 par value; unlimited shares authorized)	—	—	—	—
Net asset value per share	—	—	—	—

Institutional Class:
Net assets	—	—	—	—
Shares outstanding ($.001 par value; unlimited shares authorized)	—	—	—	—
Net asset value per share	—	—	—	—

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

150

GE Global Equity Fund	GE International Equity Fund	GE Total Return Fund	GE Government Securities Fund	GE Short-Term Government Fund	GE Tax-Exempt Fund	GE Fixed Income Fund	GE Money Market Fund

29,589,445	24,762,283	104,834,818	102,503,457	47,900,518	40,049,334	98,741,020	—
1,542,710	1,984,078	5,575,823	11,068,258	4,085,640	3,346,727	8,056,315	—
19.18	12.48	18.80	9.26	11.72	11.97	12.26	—
20.35	13.24	19.95	9.67	12.02	12.50	12.80	—

46,878	126,057	1,077,496	161,483	275,877	22,181	131,296	—
2,718	11,116	59,629	17,286	23,584	1,855	10,712	—
17.25	11.34	18.07	9.34	11.70	11.96	12.26	—

126,874	1,207,696	11,713,591	655,347	7,017,344	2,699,355	933,236	—
7,272	105,951	674,362	69,764	599,852	225,671	76,036	—
17.45	11.40	17.37	9.39	11.70	11.96	12.27	—

7,934	7,608	9,140	—	10,780	—	11,097	—
414	611	487	—	919	—	905	—
19.16	12.46	18.79	—	11.73	—	12.26	—

15,722,389	4,849,273	5,069,769	—	27,835,353	700,077	2,685,957	—
816,465	383,246	266,370	—	2,382,963	54,125	219,467	—
19.26	12.65	19.03	—	11.68	12.93	12.24	—

—	—	—	—	—	—	—	116,230,185
—	—	—	—	—	—	—	116,306,462
—	—	—	—	—	—	—	1.00

—	—	—	—	—	—	—	857,097,056
—	—	—	—	—	—	—	857,105,839
—	—	—	—	—	—	—	1.00

See Notes to Financial Statements.

151

Statements of Operations For the year ended September 30, 2010	GE U.S. Equity Fund	GE Core Value Equity Fund	GE Premier Growth Equity Fund	GE Small-Cap Equity Fund

INVESTMENT INCOME

Income:
Dividends	$4,945,099	$891,553	$1,723,156	$413,201
Interest	289,918	20,437	24,270	137,871
Interest from affliated investments	3,239	238	1,029	455
Less: Foreign taxes withheld	(25,353)	(4,703)	—	(328)
Total Income	5,212,903	907,525	1,748,455	551,199

Expenses:
Advisory and administration fees	1,242,946	212,292	1,144,086	354,449
Distributors Fees (Note 6)
Class A	467,904	89,350	357,980	83,645
Class B	6,616	4,029	12,598	6,800
Class C	29,648	20,760	143,372	28,790
Class R	45	44	419	44
Transfer agent fees	158,648	92,119	74,672	73,655
Trustees fees	10,313	1,219	6,052	1,232
Custody and accounting expenses	45,619	54,132	54,544	141,333
Professional fees	22,042	18,808	39,158	21,622
Registration and other expenses	57,028	67,862	108,287	46,251
Total expenses before waiver and reimbursement*	2,040,809	560,615	1,941,168	757,821
Less: Expenses waived or borne by the adviser	—	—	—	—
Less: Expenses reimbursed by the adviser**	(20,603)	(17,796)	(9,827)	(58,117)
Expenses recouped by the adviser	—	—	—	—
Net expenses	2,020,206	542,819	1,931,341	699,704
Net investment income (loss)	3,192,697	364,706	(182,886)	(148,505)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on:
Investments	(1,404,338)	325,546	(4,895,084)	1,255,527
Futures	884,645	151,034	275,932	76,889
Written options	—	—	—	2,770
Foreign currency related transactions	(224)	15	—	—

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	10,881,617	1,143,452	15,341,066	3,436,336
Futures	157,344	14,785	(3,539)	32,601
Written options	—	—	—	2,730
Foreign currency related transactions	(26)	—	—	—
Net realized and unrealized gain (loss) on investments	10,519,018	1,634,832	10,718,375	4,806,853
Net increase in net assets resulting from operations	$13,711,715	$1,999,538	$10,535,489	$4,658,348

*	For more information regarding expense limits that were in effect for the Funds, please refer to Note 6 of the Notes to Financial Statements.

**	Relates to GEAM’s voluntary management fee waiver with respect to a Fund’s Investment in the GE Money Market Fund.

***	Relates to GEAM’s subsidizing of certain class specific expenses of the GE Money Market Fund — Retail Class.

See Notes to Financial Statements.

152

GE Global Equity Fund	GE International Equity Fund	GE Total Return Fund	GE Government Securities Fund	GE Short-Term Government Fund	GE Tax-exempt Fund	GE Fixed Income Fund	GE Money Market Fund

$680,006	$848,851	$1,517,152	$—	$—	$—	$3,526	$—
29,577	193,336	1,201,599	2,698,957	1,488,296	1,800,254	3,969,050	2,633,718
295	188	4,149	1,865	1,849	348	2,922	—
(45,955)	(85,236)	(90,778)	—	—	—	—	—
663,923	957,139	2,632,122	2,700,822	1,490,145	1,800,602	3,975,498	2,633,718

341,210	258,543	640,260	419,486	304,437	145,483	356,686	2,321,655

74,347	63,717	266,087	258,525	119,532	35,914	243,620	—
624	2,447	26,536	2,986	3,396	486	2,625	—
1,283	11,353	118,991	6,283	64,221	18,792	8,994	—
37	37	44	—	52	—	53	—
716	80,166	119,143	18,514	10,092	3,829	78,439	288,648
1,518	1,407	4,275	4,058	4,184	1,315	4,025	45,409
80,986	148,753	412,817	47,621	32,245	47,934	210,077	125,345
18,845	22,353	26,623	20,664	19,706	8,425	26,070	147,501
21,152	63,820	77,445	78,353	81,576	8,408	73,206	256,392
540,718	652,596	1,692,221	856,490	639,441	270,586	1,003,795	3,184,950
—	—	—	—	—	—	—	(759,467	)***
(2,379)	(31,671)	(140,010)	(18,531)	(18,604)	(2,749)	(81,752)	—
—	—	—	—	—	101,138	—	—
538,339	620,925	1,552,211	837,959	620,837	368,975	922,043	2,425,483
125,584	336,214	1,079,911	1,862,863	869,308	1,431,627	3,053,455	208,235

(351,542)	(2,461,884)	92,805	5,795,860	1,940,010	(94,329)	4,253,992	7,369
(42,102)	142,161	342,964	(1,662,485)	(907,039)	—	(1,898,244)	—
—	—	—	—	—	—	—	—
(54,001)	(26,181)	(54,771)	(691)	—	—	(6,099)	—

3,025,847	2,557,066	6,142,389	(895,791)	708,526	794,110	2,933,597	—
(6,012)	5,875	150,351	(6,296)	(22,953)	—	57,319	—
—	—	—	—	—	—	—	—
2,428	3,323	4,346	1	—	—	4	—
2,574,618	220,360	6,678,084	3,230,598	1,718,544	699,781	5,340,569	7,369
$2,700,202	$556,574	$7,757,995	$5,093,461	$2,587,852	$2,131,408	$8,394,024	$215,604

153

Statements of Changes in Net Assets	GE U.S. Equity Fund		GE Core Value Equity Fund		GE Premier Growth Equity Fund		GE Small-Cap Equity Fund		GE Global Equity Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations :
Net investments income (loss)	$3,192,697	$3,788,905	$364,706	$431,999	$(182,886)	$452,066	$(148,505)	$(237,957)	$125,584	$480,369

Net realized gain (loss) on investments, futures, written options, and foreign currency transactions	(519,917)	(55,099,252)	476,595	(8,831,668)	(4,619,152)	(15,105,458)	1,335,186	(10,909,568)	(447,645)	(11,287,987)
Net increase (decrease) in unrealized appreciation / (depreciation) on investments, futures, written options, and foreign currency transactions	11,038,935	33,594,167	1,158,237	4,781,550	15,337,527	6,682,741	3,471,667	3,763,035	3,022,263	5,474,504
Net increase (decrease) from operations	13,711,715	(17,716,180)	1,999,538	(3,618,119)	10,535,489	(7,970,651)	4,658,348	(7,384,490)	2,700,202	(5,333,114)
Distributions to shareholders from :
Net investment income
Class A	(1,922,066)	(2,380,878)	(339,748)	(430,102)	(374,221)	(68,831)	—	—	(318,924)	(521,383)
Class B	(8,091)	—	(3,207)	—	(1,996)	—	—	—	(887)	(847)
Class C	(19,644)	(5,269)	(11,361)	(6,820)	—	—	—	—	(162)	(4,183)
Class R	(73)	(73)	(54)	(84)	(213)	—	—	—	(53)	(103)
Class Y	(1,373,258)	(1,435,307)	(3,399)	(1,062)	(116,967)	(50,398)	—	—	(192,134)	(302,409)
Retail Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—	—	—
Net realized gains
Class A	—	(2,534,174)	—	(442,670)	—	(8,122,680)	—	(3,318,394)	—	(1,192,250)
Class B	—	(22,296)	—	(14,373)	—	(292,942)	—	(201,617)	—	(7,342)
Class C	—	(45,841)	—	(15,590)	—	(1,097,710)	—	(403,002)	—	(17,939)
Class R	—	(97)	—	(104)	—	(526)	—	(744)	—	(273)
Class Y	—	(1,212,981)	—	(877)	—	(614,258)	—	(299,367)	—	(577,044)
Retail Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—	—	—
Return of capital
Class A	—	—	—	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—	—	—
Class Y	—	—	—	—	—	—	—	—	—	—
Total distributions	(3,323,132)	(7,636,916)	(357,769)	(911,682)	(493,397)	(10,247,345)	—	(4,223,124)	(512,160)	(2,623,773)
Increase (decrease) in net assets from operations and distributions	10,388,583	(25,353,096)	1,641,769	(4,529,801)	10,042,092	(18,217,996)	4,658,348	(11,607,614)	2,188,042	(7,956,887)
Share transactions :
Proceeds from sale of shares
Class A	15,002,017	20,750,407	4,507,746	3,986,518	18,421,945	30,965,430	4,067,208	4,680,103	1,340,265	1,733,594
Class B	1,002	7,429	1,845	13,965	889	2	6,810	2	2,164	10,647
Class C	265,819	432,971	549,275	1,016,604	2,458,640	1,717,474	543,061	197,640	21,307	35,995
Class R	—	—	—	—	89,518	—	—	—	—	—
Class Y	24,584,731	13,191,210	89,378	274,951	20,663,910	17,634,950	5,789	651,048	1,469,139	1,358,911
Retail Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—	—	—
Value of distributions reinvested
Class A	1,854,565	4,789,290	321,634	835,601	345,643	7,763,121	—	3,222,193	300,058	1,604,404
Class B	7,799	21,299	2,952	14,052	1,966	285,273	—	197,332	887	8,189
Class C	17,943	48,063	10,733	20,912	—	1,049,377	—	389,417	130	19,342
Class R	73	170	54	188	213	526	—	744	53	376
Class Y	1,372,958	2,648,274	254	210	66,496	507,671	—	299,367	192,134	875,388
Retail Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—	—	—
Proceeds from short-term trading fees
Class A	—	—	—	—	—	—	—	35	—	—
Class B	—	—	—	—	—	—	—	2	—	—
Class C	—	—	—	—	—	—	—	4	—	—
Class R	—	—	—	—	—	—	—	—	—	—
Class Y	—	—	—	—	—	—	—	3	—	—
Retail Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—	—	—
Cost of shares redeemed
Class A	(46,152,098)	(43,195,737)	(6,174,533)	(8,093,915)	(36,321,507)	(34,846,226)	(5,897,618)	(8,979,942)	(4,018,705)	(4,139,654)
Class B	(632,099)	(942,140)	(433,022)	(669,453)	(1,999,500)	(2,633,384)	(721,150)	(1,267,882)	(45,830)	(96,061)
Class C	(786,635)	(1,389,075)	(568,234)	(292,497)	(3,703,496)	(5,059,185)	(889,008)	(1,440,505)	(95,523)	(235,919)
Class R	—	—	—	—	(49)	—	—	—	—	—
Class Y	(6,568,428)	(12,554,626)	(237,869)	(34,907)	(8,187,613)	(3,060,696)	(895,367)	(2,676,935)	(2,128,017)	(2,568,804)
Retail Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—	—	—
Net increase (decrease) from shares transactions	(11,032,353)	(16,192,465)	(1,929,787)	(2,927,771)	(8,162,945)	14,324,333	(3,780,275)	(4,727,374)	(2,961,938)	(1,393,592)
Total increase (decrease) in net assets	(643,770)	(41,545,561)	(288,018)	(7,457,572)	1,879,147	(3,893,663)	878,073	(16,334,988)	(773,896)	(9,350,479)

NET ASSETS
Beginning of period	315,251,954	356,797,515	37,245,975	44,703,547	189,513,517	193,407,180	37,393,821	53,728,809	46,267,416	55,617,895
End of period	$314,608,184	$315,251,954	$36,957,957	$37,245,975	$191,392,664	$189,513,517	$38,271,894	$37,393,821	$45,493,520	$46,267,416
Undistributed (distribution in excess of) net investments income, End of period	$2,555,377	$2,686,061	$268,031	$261,079	$(4,355)	$483,397	$(766)	$—	$83,627	$502,160

See Notes to Financial Statements.

154

GE International Equity Fund		GE Total Return Fund		GE Government Securities Fund		GE Short-Term Government Fund		GE Tax-Exempt Fund		GE Fixed Income Fund		GE Money Market Fund
Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

$336,214	$962,049	$1,079,911	$1,794,688	$1,862,863	$3,299,303	$869,308	$2,259,392	$1,431,627	$1,223,593	$3,053,455	$4,587,643	$208,235	$5,810,139

(2,345,904)	(14,374,864)	380,998	(20,682,000)	4,132,684	(124,678)	1,032,971	739,909	(94,329)	(177,601)	2,349,649	(5,803,426)	7,369	179,004
2,566,264	8,989,199	6,297,086	12,977,426	(902,086)	1,947,873	685,573	1,826,564	794,110	2,919,832	2,990,920	8,027,457	—	—
556,574	(4,423,616)	7,757,995	(5,909,886)	5,093,461	5,122,498	2,587,852	4,825,865	2,131,408	3,965,824	8,394,024	6,811,674	215,604	5,989,143

(765,322)	(1,107,156)	(1,518,961)	(2,194,034)	(1,779,117)	(3,273,269)	(487,709)	(863,012)	(1,359,940)	(1,204,416)	(3,621,190)	(4,121,427)	—	—
(9,237)	(8,931)	(30,971)	(70,116)	(2,960)	(11,358)	(2,599)	(19,093)	(1,358)	(3,396)	(7,836)	(17,877)	—	—
(27,137)	(27,976)	(114,513)	(160,017)	(6,093)	(14,453)	(34,787)	(56,117)	(50,467)	(10,239)	(26,713)	(31,173)	—	—
(200)	(178)	(92)	(154)	—	—	(90)	(178)	—	—	(367)	(352)	—	—
(170,748)	(233,020)	(108,741)	(151,580)	—	—	(584,637)	(1,348,725)	(19,863)	(5,543)	(106,575)	(446,896)	—	—
—	—	—	—	—	—	—	—	—	—	—	—	(1,715)	(1,273,633)
—	—	—	—	—	—	—	—	—	—	—	—	(206,521)	(4,566,829)

—	(5,219,970)	—	(5,859,806)	(268,605)	—	—	—	—	—	—	—	—	—
—	(74,187)	—	(394,414)	(1,011)	—	—	—	—	—	—	—	—	—
—	(175,247)	—	(692,554)	(1,574)	—	—	—	—	—	—	—	—	—
—	(902)	—	(462)	—	—	—	—	—	—	—	—	—	—
—	(978,770)	—	(355,151)	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	(168,712)	—	—	—	—	—	—	—
—	—	—	—	—	—	(899)	—	—	—	—	—	—	—
—	—	—	—	—	—	(12,034)	—	—	—	—	—	—	—
—	—	—	—	—	—	(31)	—	—	—	—	—	—	—
—	—	—	—	—	—	(202,242)	—	—	—	—	—	—	—
(972,644)	(7,826,337)	(1,773,278)	(9,878,288)	(2,059,360)	(3,299,080)	(1,493,740)	(2,287,125)	(1,431,628)	(1,223,594)	(3,762,681)	(4,617,725)	(208,236)	(5,840,462)
(416,070)	(12,249,953)	5,984,717	(15,788,174)	3,034,101	1,823,418	1,094,112	2,538,740	699,780	2,742,230	4,631,343	2,193,949	7,368	148,681

2,741,757	8,863,733	10,732,727	12,419,201	1,133,039	6,521,674	7,905,070	14,230,839	6,323,057	4,378,693	7,038,733	7,784,821	—	—
1,285	55,217	—	34,136	—	34,018	6,867	112,346	—	—	2,201	32,479	—	—
340,036	179,025	4,069,355	2,582,452	186,113	571,813	3,336,772	4,635,407	1,793,510	765,620	254,915	562,147	—	—
—	1	—	—	—	—	2	—	—	—	—	—	—	—
294,181	4,847,905	1,242,204	3,297,556	—	—	18,556,529	8,101,252	726,933	453,816	494,832	2,366,692	—	—
—	—	—	—	—	—	—	—	—	—	—	—	20,399,650	43,686,435
—	—	—	—	—	—	—	—	—	—	—	—	4,597,524,886	4,296,642,539

709,817	6,040,642	1,404,981	7,496,713	1,614,863	2,494,843	613,862	807,821	1,045,648	962,793	3,177,381	3,609,725	—	—
9,053	77,830	30,249	452,681	2,850	7,315	3,431	18,057	943	2,677	4,905	13,967	—	—
26,851	199,186	85,039	764,132	4,338	7,947	38,218	37,445	23,752	3,659	25,369	27,223	—	—
200	1,080	92	616	—	—	121	174	—	—	367	347	—	—
159,478	1,203,587	103,417	491,411	—	—	715,595	1,270,933	214	1,441	91,733	435,229	—	—
—	—	—	—	—	—	—	—	—	—	—	—	1,558	1,208,865
—	—	—	—	—	—	—	—	—	—	—	—	205,576	4,489,334

—	—	—	—	—	430	—	185	—	—	—	—	—	—
—	—	—	—	—	2	—	7	—	—	—	—	—	—
—	—	—	—	—	—	—	18	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	3	—	257	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—

(11,547,538)	(18,569,656)	(17,621,081)	(18,327,360)	(12,034,316)	(16,387,528)	(9,005,906)	(9,291,086)	(4,221,115)	(2,736,098)	(19,458,633)	(25,886,964)	—	—
(268,890)	(215,218)	(3,857,021)	(2,819,342)	(295,057)	(192,462)	(375,152)	(1,273,956)	(64,385)	(83,572)	(261,887)	(476,830)	—	—
(327,203)	(325,264)	(3,761,557)	(4,419,016)	(185,991)	(362,751)	(2,277,962)	(2,259,785)	(113,786)	(65,255)	(304,193)	(622,361)	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—
(3,750,334)	(6,370,659)	(4,374,916)	(1,276,812)	—	—	(53,859,084)	(5,878,120)	(540,939)	(2,010)	(6,565,249)	(7,281,137)	—	—
—	—	—	—	—	—	—	—	—	—	—	—	(68,683,476)	(84,015,799)
—	—	—	—	—	—	—	—	—	—	—	—	(4,636,071,779)	(4,088,639,418)
(11,611,307)	(4,012,591)	(11,946,511)	696,368	(9,574,161)	(7,304,696)	(34,341,637)	10,511,794	4,973,832	3,681,764	(15,499,526)	(19,434,662)	(86,623,585)	173,371,956
(12,027,377)	(16,262,544)	(5,961,794)	(15,091,806)	(6,540,060)	(5,481,278)	(33,247,525)	13,050,534	5,673,612	6,423,994	(10,868,183)	(17,240,713)	(86,616,217)	173,520,637

42,980,294	59,242,838	128,666,608	143,758,414	109,860,347	115,341,625	116,287,397	103,236,863	37,797,335	31,373,341	113,370,789	130,611,502	1,059,943,458	886,422,821
$30,952,917	$42,980,294	$122,704,814	$128,666,608	$103,320,287	$109,860,347	$83,039,872	$116,287,397	$43,470,947	$37,797,335	$102,502,606	$113,370,789	$973,327,241	$1,059,943,458
$288,738	$894,946	$591,811	$1,312,013	$59,844	$(41,385)	$(143,498)	$85,080	$50,585	$50,586	$100,861	$808,772	$(9)	$(2,842)

155

Statements of Changes in Net Assets (continued) Changes in Fund Shares	GE U.S. Equity Fund		GE Core Value Equity Fund		GE Premier Growth Equity Fund		GE Small-Cap Equity Fund		GE Global Equity Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

CLASS A:
Shares sold	685,274	1,209,570	540,527	583,234	964,895	2,061,947	436,687	655,758	71,355	111,853
Issued for distribution reinvested	84,107	298,770	38,199	130,359	17,965	588,115	—	505,839	16,080	111,961
Shares redeemed	(2,112,077)	(2,477,585)	(746,138)	(1,193,608)	(1,891,358)	(2,318,922)	(650,409)	(1,278,941)	(217,736)	(271,292)
Net increase (decrease) in fund shares	(1,342,696)	(969,245)	(167,412)	(480,015)	(908,498)	331,140	(213,722)	(117,344)	(130,301)	(47,478)

CLASS B:
Shares sold	51	449	221	1,714	55	—	883	—	135	632
Issued for distribution reinvested	372	1,388	369	2,296	116	24,466	—	35,364	53	626
Shares redeemed	(30,312)	(56,267)	(54,109)	(102,927)	(118,875)	(200,163)	(91,515)	(201,544)	(2,674)	(7,570)
Net increase (decrease) in fund shares	(29,889)	(54,430)	(53,519)	(98,917)	(118,704)	(175,697)	(90,632)	(166,180)	(2,486)	(6,312)

CLASS C:
Shares sold	13,229	26,197	69,692	155,224	144,792	125,021	70,298	31,761	1,242	2,425
Issued for distribution reinvested	872	3,200	1,362	3,474	—	89,998	—	70,165	8	1,477
Shares redeemed	(39,358)	(88,208)	(74,097)	(45,696)	(221,845)	(381,920)	(114,658)	(219,388)	(5,732)	(17,409)
Net increase (decrease) in fund shares	(25,257)	(58,811)	(3,043)	113,002	(77,053)	(166,901)	(44,360)	(117,462)	(4,482)	(13,507)

CLASS R:
Shares sold	—	—	—	—	4,808	—	—	—	—	—
Issued for distribution reinvested	3	11	7	29	11	40	—	117	3	26
Shares redeemed	—	—	—	—	(3)	—	—	—	—	—
Net increase (decrease) in fund shares	3	11	7	29	4,816	40	—	117	3	26

CLASS Y:
Shares sold	1,153,939	761,557	9,488	36,359	1,060,088	1,129,676	602	92,404	79,021	88,333
Issued for distribution reinvested	62,692	166,453	27	30	3,400	37,858	—	45,427	10,275	61,003
Shares redeemed	(302,897)	(717,865)	(26,433)	(4,470)	(426,482)	(204,660)	(98,284)	(354,287)	(115,585)	(165,649)
Net increase (decrease) in fund shares	913,734	210,145	(16,918)	31,919	637,006	962,874	(97,682)	(216,456)	(26,289)	(16,313)

Retail Class:
Shares sold	—	—	—	—	—	—	—	—	—	—
Issued for distribution reinvested	—	—	—	—	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—	—	—	—	—
Net increase (decrease) in fund shares	—	—	—	—	—	—	—	—	—	—

Institutional Class:
Shares sold	—	—	—	—	—	—	—	—	—	—
Issued for distribution reinvested	—	—	—	—	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—	—	—	—	—
Net increase (decrease) in fund shares	—	—	—	—	—	—	—	—	—	—

See Notes to Financial Statements.

156

GE International Equity Fund		GE Total Return Fund		GE Govern- ment Securities Fund		GE Short-Term Govern- ment Fund		GE Tax-Exempt Fund		GE Fixed Income Fund		GE Money Market Fund
Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

221,969	852,613	588,126	770,882	125,889	719,169	679,650	1,241,768	540,492	389,352	591,021	692,504	—	—
56,514	613,886	77,409	504,150	179,902	276,093	52,853	70,647	89,172	85,316	265,995	320,294	—	—
(903,395)	(1,836,645)	(970,730)	(1,162,434)	(1,340,987)	(1,813,921)	(775,148)	(811,309)	(358,607)	(240,787)	(1,643,685)	(2,304,056)	—	—
(624,912)	(370,146)	(305,195)	112,598	(1,035,196)	(818,659)	(42,645)	501,106	271,057	233,881	(786,669)	(1,291,258)	—	—

117	4,742	—	2,210	—	3,725	586	9,911	—	—	185	2,925	—	—
789	8,581	1,724	31,436	316	803	296	1,587	81	238	413	1,245	—	—
(24,014)	(22,628)	(219,063)	(181,487)	(32,627)	(21,028)	(32,351)	(111,395)	(5,536)	(7,418)	(21,956)	(42,303)	—	—
(23,108)	(9,305)	(217,339)	(147,841)	(32,311)	(16,500)	(31,469)	(99,897)	(5,455)	(7,180)	(21,358)	(38,133)	—	—

30,217	17,810	240,517	170,808	20,274	62,469	287,382	405,493	153,173	66,533	21,452	50,135	—	—
2,333	22,034	5,041	55,132	478	867	3,297	3,284	2,023	323	2,120	2,412	—	—
(29,393)	(34,271)	(224,878)	(301,302)	(20,491)	(39,441)	(196,338)	(196,338)	(9,691)	(5,760)	(25,575)	(54,962)	—	—
3,157	5,573	20,680	(75,362)	261	23,895	94,341	212,439	145,505	61,096	(2,003)	(2,415)	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—	—
16	110	6	41	—	—	10	15	—	—	31	30	—	—
—	—	—	—	—	—	—	—	—	—	—	—	—	—
16	110	6	41	—	—	10	15	—	—	31	30	—	—

23,179	531,022	67,420	204,690	—	—	1,594,151	712,582	57,197	36,782	41,667	211,622	—	—
12,547	120,964	5,639	32,717	—	—	61,862	111,471	17	118	7,685	38,728	—	—
(290,682)	(554,613)	(236,863)	(80,470)	—	—	(4,644,069)	(519,254)	(42,847)	(160)	(560,257)	(652,283)	—	—
(254,956)	97,373	(163,804)	156,937	—	—	(2,988,056)	304,799	14,367	36,740	(510,905)	(401,933)	—	—

—	—	—	—	—	—	—	—	—	—	—	—	20,399,174	43,686,407
—	—	—	—	—	—	—	—	—	—	—	—	1,558	1,208,865
—	—	—	—	—	—	—	—	—	—	—	—	(68,683,476)	(84,015,799)
—	—	—	—	—	—	—	—	—	—	—	—	(48,282,744)	(39,120,527)

—	—	—	—	—	—	—	—	—	—	—	—	4,597,522,293	4,296,642,443
—	—	—	—	—	—	—	—	—	—	—	—	205,576	4,489,334
—	—	—	—	—	—	—	—	—	—	—	—	(4,636,071,779)	(4,088,639,418)
—	—	—	—	—	—	—	—	—	—	—	—	(38,343,910)	212,492,359

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September 30, 2010

1. Organization of the Funds

GE Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It comprises sixteen portfolios (each a “Fund” and collectively the “Funds”), although only the following twelve are currently being offered: GE U.S. Equity Fund, GE Core Value Equity Fund, GE Premier Growth Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Total Return Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt

Fund, GE Fixed Income Fund and GE Money Market Fund. Each GE Fund (other than the GE Government Securities Fund, GE Tax-Exempt Fund and the GE Money Market Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y shares. The GE Tax-Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y shares, the GE Government Securities Fund currently offers two share classes to investors, namely Class A and Class C shares, and the GE Money Market Fund currently offers two share classes to investors, namely the Retail Class and the Institutional Class shares. As of January 29, 2007, Class B shares of all Funds were closed to new investments.

Maximum Sales Load Imposed on Purchases of Class A Shares (as a percentage of offering price):

5.75%	4.25%	2.50%
GE U.S. Equity Fund	GE Government Securities Fund	GE Short-Term Government Fund

GE Core Value Equity Fund	GE Tax-Exempt Fund

GE Premier Growth Equity Fund	GE Fixed Income Fund

GE Small-Cap Equity Fund

GE Global Equity Fund

GE International Equity Fund

GE Total Return Fund

There is no front-end sales charge imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the GE Funds’ prospectus. Purchases of $1 million or more of Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

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September 30, 2010

Maximum Contingent Deferred Sales Charges imposed on redemptions of Class B shares (as a percentage of redemption proceeds) within the first year are:

4.00%	3.00%
GE U.S. Equity Fund	GE Government Securities Fund

GE Core Value Equity Fund	GE Short-Term Government Fund

GE Premier Growth Equity Fund	GE Tax-Exempt Fund

GE Small-Cap Equity Fund	GE Fixed Income Fund

GE Global Equity Fund

GE International Equity Fund

GE Total Return Fund

The contingent deferred sales charge for redemptions of Class B shares for all Funds are as follows: within the second year — 3.00%; within the third year — 2.00%; within the fourth year — 1.00% and within the fifth year and thereafter — 0.00%.

The maximum contingent deferred sales charge imposed on redemptions of Class C shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or contingent deferred sales charges are assessed by the Trust with respect to the Retail Class and Institutional Class shares of the GE Money Market Fund or Class R and Class Y shares of all Funds.

2. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements.

The following summarizes the significant accounting policies of the Trust:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated Fair value, as described in Note 3. Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each class share.

Repurchase Agreements  Certain Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% for international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Security Lending  Each of the Funds loans securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations.

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September 30, 2010

The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

GEAM administers the security lending program for the following funds: GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund. The security lending fee is based on the number and duration of lending transactions. For the period ended September 30, 2010, these three Funds did not participate in the securities lending program and no fees were paid to GEAM during the period.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives   The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts   A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day

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by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

Options  Certain Funds purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

When-Issued Securities and Forward Commitments Each of the Funds purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date. For sales commitments, the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  Certain Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract,

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September 30, 2010

it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Income Taxes The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax position should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At September 30, 2010, information on the tax cost of investments and distributable earnings on a tax basis is as follows:

	Cost on Tax Basis	Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Loss	Post October Losses
Fund		Appreciation	Depreciation	Investments	Currency
GE U.S. Equity	$302,170,963	$31,329,326	$(18,487,156)	$12,842,170	$31	$2,564,938	$(51,951,883)	$(2,832,140)
GE Core Value Equity	36,138,909	3,699,324	(2,454,488)	1,244,836	(1)	269,463	(7,440,085)	(14,143)
GE Premier Growth Equity	181,876,392	25,346,285	(20,318,567)	5,027,718	(1)	—	(12,170,312)	(4,038,711)
GE Small-Cap Equity	35,777,977	5,498,437	(2,910,860)	2,587,577	(1)	—	(8,964,191)	—
GE Global Equity	41,042,366	6,411,204	(2,047,101)	4,364,103	1,111	86,252	(11,142,105)	(755,413)
GE International Equity	30,257,644	3,932,161	(3,478,968)	453,193	9,056	290,290	(12,365,950)	(1,985,462)
GE Total Return	123,346,710	10,894,269	(6,763,215)	4,131,054	40	674,077	(16,022,246)	(2,166,205)
GE Government Securities	103,789,132	948,843	(1,441,320)	(492,477)	1	312,508	2,479,142	—
GE Short-Term Government	83,443,684	1,077,191	(619,935)	457,256	1	(15,591)	—	(104,396)
GE Tax-Exempt	41,281,863	2,946,389	(91,853)	2,854,536	(2)	51,110	(785,051)	(60,117)
GE Fixed Income Fund	111,818,036	4,478,709	(2,311,399)	2,167,310	(1)	420,870	(6,127,689)	(967,814)
GE Money Market Fund	956,586,757	—	—	—	—	(9)	4,535	—

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September 30, 2010

As of September 30, 2010, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2010 the GE Short-Term Government Securities Fund utilized capital loss carryovers in the amount of $197,109.

Fund	Amount	Expires
GE U.S. Equity Fund	$5,061,505	09/30/17
GE U.S. Equity Fund	46,890,378	09/30/18

GE Core Value Equity Fund	1,258,562	09/30/17
GE Core Value Equity Fund	6,181,523	09/30/18

GE Premier Growth Equity Fund	4,473,747	09/30/17
GE Premier Growth Equity Fund	7,696,565	09/30/18

GE Small-Cap Equity Fund	2,288,244	09/30/17
GE Small-Cap Equity Fund	6,675,947	09/30/18

GE Global Equity Fund	2,207,588	09/30/17
GE Global Equity Fund	8,934,517	09/30/18

GE International Equity Fund	1,321,379	09/30/17
GE International Equity Fund	11,044,571	09/30/18

GE Total Return Fund	2,200,580	09/30/17
GE Total Return Fund	13,821,666	09/30/18

GE Short-Term Government Fund	—	—
GE Short-Term Government Fund	—	—

GE Tax-Exempt Fund	5,270	09/30/11
GE Tax-Exempt Fund	14,537	09/30/12
GE Tax-Exempt Fund	47,679	09/30/14
GE Tax-Exempt Fund	38,829	09/30/15
GE Tax-Exempt Fund	289,216	09/30/16
GE Tax-Exempt Fund	291,901	09/30/17
GE Tax-Exempt Fund	97,619	09/30/18

GE Fixed Income Fund	2,454,522	09/30/15
GE Fixed Income Fund	1,535,679	09/30/17
GE Fixed Income Fund	2,137,488	09/30/18

Any net capital and currency losses incurred after October 31, within each Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

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September 30, 2010

The Funds elected to defer losses incurred after October 31, 2009 as follows:

Fund	Capital	Currency
GE U.S. Equity Fund	$2,830,157	$1,983
GE Core Value Equity Fund	14,143	—
GE Premier Growth Equity Fund	4,038,711	—
GE Small-Cap Equity Fund	—	—
GE Global Equity Fund	755,413	—
GE International Equity Fund	1,985,462	—
GE Total Return Fund	2,098,489	67,716
GE Government Securities Fund	—	—
GE Short-Term Government Fund	104,396	—
GE Tax-Exempt Fund	60,117	—
GE Fixed Income Fund	952,826	14,988
GE Money Market Fund	—	—

The tax composition of distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

	Year ended September 30, 2010			Year ended September 30, 2009
Fund	Exempt Interest	Ordinary Income	Long-Term Capital Gains	Exempt Interest	Ordinary Income	Long-Term Capital Gains
GE U.S. Equity Fund	$—	$3,323,132	$—	$—	$3,821,527	$3,815,389
GE Core-Value Equity Fund	—	357,769	—	—	443,258	468,424
GE Premier Growth Equity Fund	—	493,397	—	—	370,828	9,876,517
GE Small-Cap Equity Fund	—	—	—	—	87,873	$4,135,251
GE Global Equity Fund	—	512,160	—	—	828,925	1,794,848
GE International Equity Fund	—	972,644	—	—	1,377,261	6,449,076
GE Total Return Fund	—	1,773,278	—	—	2,575,252	7,303,036
GE Government Securities Fund	—	1,964,866	94,494	—	3,299,080	—
GE Short-Term Government Fund	—	1,109,824	—	—	2,287,125	—
GE Tax-Exempt Fund	1,417,418	14,210	—	1,204,775	18,819	—
GE Fixed Income Fund	—	3,762,681	—	—	4,617,725	—
GE Money Market Fund	—	208,236	—	—	5,840,462	—

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Distributions to Shareholders  GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, Foreign taxes payable, investments in futures and options, losses deffered to off-setting positions and losses deferred due to wash sale transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended September 30, 2010 were as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
GE U.S. Equity Fund	$(249)	$249	$—
GE Core Value Equity Fund	15	(15)	—
GE Premier Growth Equity Fund	188,531	—	(188,531)
GE Small-Cap Equity Fund	147,739	—	(147,739)
GE Global Equity Fund	(31,957)	31,957	—
GE International Equity Fund	30,222	(30,222)	—
GE Total Return Fund	(26,835)	26,835	—
GE Government Securities Fund	26,536	(26,536)	—
GE Short-Term Government Fund	395,854	(11,937)	(383,917)
GE Tax-Exempt Fund	—	—	—
GE Fixed Income Fund	1,315	(1,315)	—
GE Money Market Fund	2,833	(2,833)	—

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses  Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Funds are paid by GEAM and reimbursed by the Funds. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

Short-Term Trading (Redemption) Fees  Shares held in the GE Global Equity Fund and GE International Equity Fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by a Fund, are accounted for as an addition to paid-in capital. The redemption fee has currently been suspended. It may be reinstated at any time without prior notice.

September 30, 2010

3. Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment

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securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds‘ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

All portfolio securities of the Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Funds could sell a portfolio security for the value established for it at any time and it is possible that the Funds would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

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The following tables present the Funds’ investments measured at fair value on a recurring basis at September 30, 2010:

GE U.S. Equity Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$298,993,985	$—	$—	$298,993,985
Exchanged Traded Funds	5,290,043	—	—	5,290,043
Other Investments	—	69,364	—	69,364
Short-Term Investments	10,174,741	485,000	—	10,659,741
Total Investments in Securities	$314,458,769	$554,364	$—	$315,013,133

Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$156,999	$—	$—	$156,999

GE Core Value Equity Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$35,577,277	$—	$—	$35,577,277
Exchanged Traded Funds	596,272	—	—	596,272
Other Investments	—	11,018	—	11,018
Short-Term Investments	1,199,178	—	—	1,199,178
Total Investments in Securities	$37,372,727	$11,018	$—	$37,383,745

Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$16,080	$—	$—	$16,080

GE Premier Growth Equity Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$185,279,464	$—	$—	$185,279,464
Other Investments	—	11,740	—	11,740
Short-Term Investments	1,612,906	—	—	1,612,906
Total Investments in Securities	$186,892,370	$11,740	$—	$186,904,110

Other Financial Instruments
Futures Contracts — Unrealized Depreciation	$(1,907)	$—	$—	$(1,907)

GE Small-Cap Equity Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$36,435,378	$—	$—	$36,435,378
Other Investments	—	7,946	—	7,946
Short-Term Investments	1,922,230	—	—	1,922,230
Total Investments in Securities	$38,357,608	$7,946	$—	$38,365,554

Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$32,601	$—	$—	$32,601

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GE Global Equity Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$42,288,764	$—	$—	$42,288,764
Preferred Stock	1,042,230	—	—	1,042,230
Exchanged Traded Funds	345,270	—	—	345,270
Other Investments	—	24,913	—	24,913
Short-Term Investments	1,705,292	—	—	1,705,292
Total Investments in Securities	$45,381,556	$24,913	$—	$45,406,469

Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$1,074	$—	$—	$1,074
Futures Contracts — Unrealized Depreciation	(6,275)	—	—	(6,275)
Total Other Financial Instruments	$(5,201)	$—	$—	$(5,201)

GE International Equity Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$29,829,776	$—	$—	$29,829,776
Preferred Stock	600,907	—	—	600,907
Other Investments	—	15,090	—	15,090
Short-Term Investments	265,064	—	—	265,064
Total Investments in Securities	$30,695,747	$15,090	$—	$30,710,837

Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$367	$—	$—	$367

GE Total Return Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
Domestic Equity	$41,715,808	$—	$—	$41,715,808
Foreign Equity	32,032,570	—	—	32,032,570
U.S. Treasuries	—	3,916,846	—	3,916,846
Agency Mortgage Backed	—	11,618,628	—	11,694,144
Agency Collateralized Mortgage Obligations	—	777,618	51,044	635,623
Asset Backed	—	968,606	—	968,606
Corporate Notes	—	13,049,129	—	13,049,129
Non-Agency Collateralized Mortgage Obligations	—	2,925,980	8,437	3,051,940
Sovereign Bonds	—	875,267	—	875,267
Municipal Notes and Bonds	—	106,524	—	106,524
Exchange Traded Funds	600,768	—	—	600,768
Preferred Stock	933,785	—	—	933,785
Other Investments	—	220,376	—	220,376
Short-Term Investments	16,176,483	1,499,895	—	17,676,378
Total Investments in Securities	$91,459,414	$35,958,869	$59,481	$127,477,764

Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$226,258	$—	$—	$226,258
Futures Contracts — Unrealized Depreciation	(89,874)	—	—	(89,874)
Total Other Financial Instruments	$136,384	$—	$—	$136,384

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The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended September 30, 2010 within GE Total Return Fund.:

	Agency Collateralized Mortgage Obligations	Corporate Notes	Non-Agency Collateralized Mortgage Obligations	Total
Balance at 09/30/09	$124,375	$103,347	$18,581	$246,303
Accrued discounts/premiums	(85,340)	(501)	—	(85,841)
Realized gain (loss)	(32,735)	(1,930)	(64,158)	(98,823)
Change in unrealized gain (loss)	114,735	20,627	73,847	209,209
Net purchases (sales)	(62,412)	(81,493)	(16,730)	(160,635)
Net transfers in and out of Level 3	(7,579)	(40,050)	(3,103)	(50,732)

Balance at 09/30/10	$51,044	$—	$8,437	$59,481
Change in unrealized appreciation on securities still held at 09/30/10	$112,795	$—	$27,613	$140,408

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

GE Government Securities Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasuries	$—	$82,728,273	$—	$82,728,273
Agency Mortgage Backed	—	521,428	—	521,428
Asset Backed	—	153,075	—	153,075
Corporate Notes	—	5,151,090	—	5,151,090
Non-Agency Collateralized Mortgage Obligations	—	140,222	—	140,222
Other Investments	—	335,771	—	335,771
Short-Term Investments	7,267,980	6,998,816	—	14,266,796
Total Investments in Securities	$7,267,980	$96,028,675	$—	$103,296,655

Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$54,648	$—	$—	$54,648
Futures Contracts — Unrealized Depreciation	(31,773)	—	—	(31,773)
Total Other Financial Instruments	$22,875	$—	$—	$22,875

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GE Short-Term Government Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasuries	$—	$27,479,810	$—	$27,479,810
Agency Mortgage Backed	—	4,270,541	—	4,270,541
Agency Collateralized Mortgage Obligations	—	2,630,909	181,956	2,812,865
Asset Backed	—	10,311,926	113,943	10,425,869
Non-Agency Collateralized Mortgage Obligations	—	3,278,276	—	3,278,276
Other Investments	—	78,005	—	78,005
Short-Term Investments	2,560,747	32,994,827	—	35,555,574
Total Investments in Securities	$2,560,747	$81,044,294	$295,899	$83,900,940

Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$44,604	$—	$—	$44,604
Futures Contracts — Unrealized Depreciation	(41,677)	—	—	(41,677)
Total Other Financial Instruments	$2,927	$—	$—	$2,927

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended September 30, 2010 within GE Short Term Government Fund:

	Agency Collateralized Mortgage Obligations	Asset Backed	Total
Balance at 09/30/09	$25,464	$176,238	$201,702
Accrued discounts/premiums	(2,491)	—	(2,491)
Realized gain (loss)	(20,735)	—	(20,735)
Change in unrealized gain (loss)	(6,377)	65,497	59,120
Net purchases (sales)	54,312	(127,792)	(73,480)
Net transfers in and out of Level 3	131,783	—	131,783

Balance at 09/30/10	$181,956	$113,943	$295,899
Change in unrealized appreciation (depreciation) on securities still held at 09/30/10	$(6,377)	$65,497	$59,120

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

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GE Tax-Exempt Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds and Notes	$—	$43,461,137	$—	$43,461,137
Other Investments	—	3,022	—	3,022
Short-Term Investments	672,240	—	—	672,240
Total Investments in Securities	$672,240	$43,464,159	$—	$44,136,399

GE Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasuries	$—	$11,847,071	$—	$11,847,071
Agency Mortgage Backed	—	31,087,503	—	31,291,979
Agency Collateralized Mortgage Obligations	—	2,314,323	190,080	1,965,600
Asset Backed	—	2,381,301	16,801	2,398,102
Corporate Notes	—	33,876,307	—	33,876,307
Non-Agency Collateralized Mortgage Obligations	—	8,915,864	40,311	9,290,502
Sovereign Bonds	—	1,836,892	—	1,836,892
Municipal Notes and Bonds	—	435,692	—	435,692
Preferred Stock	101,250	—	—	101,250
Other Investments	—	373,248	—	373,248
Short-Term Investments	18,168,863	2,399,840	—	20,568,703
Total Investments in Securities	$18,270,113	$95,468,041	$247,192	$113,985,346

Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$80,399	$—	$—	$80,399
Futures Contracts — Unrealized Depreciation	(169,596)	—	—	(169,596)
Total Other Financial Instruments	$(89,197)	$—	$—	$(89,197)

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The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended September 30, 2010 within GE Fixed Income Fund:

	Agency Collateralized Mortgage Obligations	Asset Backed	Corporate Notes	Non-Agency Collateralized Mortgage Obligations	Total
Balance at 09/30/09	$421,348	$15,750	$542,137	$88,358	$1,067,593
Accrued discounts/premiums	(160,615)	—	(957)	—	(161,572)
Realized gain (loss)	(156,546)	87	7,085	(339,765)	(489,139)
Change in unrealized gain (loss)	294,765	4,804	16,945	411,860	728,374
Net purchases (sales)	(219,079)	(3,840)	(220,915)	(111,999)	(555,833)
Net transfers in and out of Level 3	10,207	—	(344,295)	(8,143)	(342,231)

Balance at 09/30/10	$190,080	$16,801	$—	$40,311	$247,192
Change in unrealized appreciation on securities still held at 09/30/10	$287,478	$4,804	$—	$35,937	$328,219

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

GE Money Market Fund
	Level 1	Level 2	Level 3	Total
Short-Term Investments
U.S. Treasury	$—	$49,005,843	$—	$49,005,843
U.S. Government Agency and Related	—	115,924,649	—	115,924,649
Foreign Agency	—	10,606,034	—	10,606,034
Commercial Paper	—	213,969,929	—	213,969,929
Repurchase Agreements	—	217,820,000	—	217,820,000
Certificates of Deposit	—	313,802,986	—	313,802,986
Corporate Notes	—	13,815,907	—	13,815,907
Supranationals	—	10,950,000	—	10,950,000
Time Deposit	—	10,691,409	—	10,691,409
Total Short-Term Investments	$—	$956,586,757	$—	$956,586,757

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4. Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure, as they appear on the Statements of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging.

	Asset Derivatives September 30, 2010		Liability Derivatives September 30, 2010
	Location	Fair Value ($)	Location	Fair Value ($)
GE U.S. Equity Fund
Equity Contracts	Receivables, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	156,999*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—
GE Core Value Equity Fund
Equity Contracts	Receivables, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	16,080*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—
GE Premier Growth Equity Fund
Equity Contracts	Receivables, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(1,907)*
GE Small-Cap Equity Fund
Equity Contracts	Receivables, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	32,601*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—
GE Global Equity Fund
Equity Contracts	Receivables, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	1,074*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(6,275)*
GE International Equity Fund
Equity Contracts	Receivables, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	367*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—
GE Total Return Fund
Equity Contracts	Receivables, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	196,011*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(22,227)*
Interest Rate Contracts	Receivables, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	30,247*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(67,647)*
GE Government Securities Fund
Interest Rate Contracts	Receivables, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	54,648*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(31,773)*
GE Short-Term Government Fund
Interest Rate Contracts	Receivables, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	44,604*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(41,677)*
GE Fixed Income Fund
Interest Rate Contracts	Receivables, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	80,399*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(169,596)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statements of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

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Shown below are the effects of derivative instruments on the Funds’ Statements of Operations, summarized by primary risk exposure, all of which are not accounted for as hedging instruments under ASC 815 .

	Location	Notional Amount of Contracts Purchased/(Sold) ($)	Realized Gain or (Loss)	Change in Unrealized Appreciation/(Depreciation)
GE U.S. Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	52,370,672/(48,983,724)	884,645	157,344
GE Core Value Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	9,196,133/(9,109,490)	151,034	14,785
GE Premier Growth Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	33,184,060/(32,170,207)	275,932	(3,539)
GE Small-Cap Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	7,690,230/(7,260,120)	76,889	32,601
Equity Contracts	Realized gain/(loss) on written options, Increased/(decreased) in unrealized Appreciation/(depreciation) on written options	*	2,770	2,730
GE Global Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	6,614,391/(5,847,409)	(42,102)	(6,012)
GE International Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	11,329,698/(12,201,070)	142,161	5,875
GE Total Return Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	57,756,148/(45,708,948)	1,008,843	144,345
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	107,402,241/(198,435,921,330)	(665,879)	6,006
GE Government Securities Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	368,929,881/(747,124,906,407)	(1,662,485)	(6,296)
GE Short-Term Government Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	336,743,520/(314,096,553)	(907,039)	(22,953)
GE Fixed Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	328,039,455/(642,651,986,696)	(1,898,244)	57,319

*	Please see Note 8.

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5. Line of Credit

The Trust shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The current revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended September 30, 2010.

6. Fees and Compensation Paid to Affiliates

Advisory and Administration and Other Operating Fees Compensation to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. GEAM agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of the GE Tax-Exempt Fund on an annualized basis to the level stated in the schedule below through January 29, 2011. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower.

	Annualized based on average daily net asset
Fund	Advisory and Administration Fees	Other Operating Expense Limits
GE U.S. Equity Fund	0.40%
GE Core Value Equity Fund	0.55%
GE Premier Growth Equity Fund**	0.60%
GE Small-Cap Equity Fund	0.95%
GE Global Equity Fund	0.75%
GE International Equity Fund**	0.80%
GE Total Return Fund	0.50%
GE Government Securities Fund	0.40%
GE Short-Term Government Fund**	0.30%
GE Tax-Exempt Fund*	0.35%	0.27%
GE Fixed Income Fund	0.35%
GE Money Market Fund***	0.25%

*	GEAM had agreed to assume certain other operating expenses of the GE Tax-Exempt Fund to maintain expense levels at or below predetermined limits through — January 29, 2011.
**	With respect to these Funds, administration fees (amounting to .05%) are imposed pursuant to a separate agreement.
There were no expenses eligible for recoupment for the GE Money Market Fund as of September 30, 2010.
***	GEAM has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GEAM at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss. Management fee reduced by GEAM may be recouped by GEAM for up to three years from the date reduced, provided that the total operating expense ratio for the Fund’s Retail Class, after giving effect to the recoupment, would not exceed 0.60% for the fiscal year in which the recoupment is made.

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GEAM is entitled to seek reimbursement of operating expenses absorbed by GEAM, up to 3 years from the date the expenses were incurred for the GE Tax-Exempt Fund (as long as these reimbursements do not cause the Fund’s expenses to exceed the limit). As of September 30, 2010, the following Fund have expenses eligible for reimbursement as detailed below:

Fund	Expenses Eligible For Recoupment — Beginning of Year	Expenses Waived — Current Year	Expenses Recouped — Current Year	Expenses Expired	Total Expenses Eligible for Recoupment — September 30, 2010
GE Tax Exempt Fund	$224,833	$35,996	$137,134	$—	123,695

The expenses eligible for recoupment at September 30, 2010 are set to expire as follows:

Fund	Amounts	Expires September 30,
GE Tax Exempt Fund	$11,746	2011
	75,953	2012
	35,996	2013

The Funds paid the following fees to GEAM for advisory and administrative services for the twelve-month period ended September 30, 2010. All other administrative fees were paid to either GENPACT as noted below, or State Street Bank & Trust Co.

Fund	Advisory and Administrative Fees
GE U.S. Equity Fund	$1,242,946

GE Core Value Equity Fund	212,291

GE Premier Growth Equity Fund	1,144,086

GE Small-Cap Equity Fund	139,579

GE Global Equity Fund	341,210

GE International Equity Fund	258,543

GE Total Return Fund	637,534

GE Government Securities Fund	419,486

GE Short-Term Government Fund	304,437

GE Tax-Exempt Fund	145,483

GE Fixed Income Fund	356,686

GE Money Market Fund	2,321,654

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September 30, 2010

Distribution and Shareholder Servicing Fees  The Funds have adopted a Shareholder Servicing and Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Funds’ principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are 0.25% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which is 0.85%), 1.00% for Class C shares and 0.50% for Class R shares. Currently, Class Y shares and the GE Money Market Fund’s Retail Class and Institutional Class shares are not subject to a 12b-1 fee. GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase such shareholders will become subject to the 0.25% distribution and/or shareholder services fees attributable to Class A shares.

Trustees Compensation The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

Other For the period ended September 30, 2010, GEID acting as underwriter received net commissions of $0 from the sale of Class A shares and $27,967 in contingent deferred sales charges from redemptions of Class B and Class C shares.

7. Sub-advisory Fees

For certain Funds that have retained sub-advisers to manage all or a portion of the respective Fund’s assets, GEAM pays each sub-adviser an investment sub- advisory fee out of the management fee that it receives from the respective Fund. The investment sub-advisory fee is paid by GEAM monthly and is based upon the average daily net assets of the respective Fund’s assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that is allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GEAM pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex) and SouthernSun Asset Management, Inc. (SouthernSun), sub-advisers to the GE Small-Cap Equity Fund, and Urdang Securities Management, Inc. (Urdang), sub-adviser to the GE Total Return Fund. For the period ended September 30, 2010, GEAM did not pay a sub-advisory fee to Urdang because Urdang did not commence managing any portion of the GE Total Return Fund during this period.

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September 30, 2010

8. Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended September 30, 2010, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
GE U.S. Equity Fund	$—	$—	$121,754,754	$137,228,742
GE Core Value Equity Fund	—	—	18,746,070	20,741,030
GE Premier Growth Equity Fund	—	—	38,193,399	49,000,303
GE Small-Cap Equity Fund	—	—	14,502,252	18,555,116
GE Global Equity Fund	—	—	29,814,557	34,052,207
GE International Equity Fund	—	—	13,770,586	25,018,682
GE Total Return Fund	75,505,383	73,453,893	71,936,371	75,993,267
GE Government Securities Fund	293,454,694	301,092,796	168,386,085	165,902,633
GE Short-Term Government Fund	165,131,331	235,180,863	75,609,937	63,714,038
GE Tax-Exempt Fund	—	—	17,167,793	11,411,706
GE Fixed Income Fund	224,901,402	227,136,706	94,786,879	102,387,396

Options During the period ended September 30, 2010, option contracts activity was as follows:

	GE Small- Cap Equity Fund
	Number of Contracts	Premium
Balance as of September 30, 2009	10	$2,770
Written	—	—
Closed and expired	(10)	$(2,770)
Balance as of September 30, 2010	—	—

9. Beneficial Interest

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans (“GE Affiliates”) at September 30, 2010 were:

	5% or Greater Shareholders		% of Fund Held by GE Affiliates*
Fund	Number	% of Fund Held
GE U.S. Equity Fund	3	53%	0%
GE Core Value Equity Fund	1	8%	0%
GE Premier Growth Equity Fund	1	6%	0%
GE Small-Cap Equity Fund	2	26%	0%

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September 30, 2010

	5% or Greater Shareholders		% of Fund Held by GE Affiliates*
Fund	Number	% of Fund Held
GE Global Equity Fund	1	34%	34%
GE International Equity Fund	3	22%	0%
GE Total Return Fund	2	13%	0%
GE Short-Term Government Fund	3	46%	18%
GE Tax Exempt Fund	2	25%	0%
GE Fixed Income Fund	1	28%	0%
GE Money Market Fund	4	37%	37%

Investment activities of these shareholders could have a material impact on the Funds.

*	Included in the 5% or Greater Shareholder Percentage.

10. Subsequent Events

On September 20, 2010, the Board of Trustees of the GE Funds approved proposals under which, subject to shareholder approval, Highland Funds Asset Management, L.P. (“Highland”) would become the investment adviser for the GE Funds, and GEAM would become the investment sub-adviser responsible for day-to-day portfolio management for all GE Funds other than the GE Small-Cap Equity Fund. Subject to shareholder approval, the GE Small-Cap Equity Fund would be sub-advised by Palisade and Champlain.

Completion of the proposed transaction for each Fund, often called a “fund adoption,” is subject to approval by the shareholders of that Fund. As part of the fund adoption, a new Board of Trustees of the GE Funds trust would replace the current Board of Trustees, again subject to shareholder approval. A special meeting of shareholders of the GE Funds is scheduled to be held on December 17, 2010, or any adjournments thereof, to seek shareholder approval of these and other proposals.

The transaction will not be a taxable event for Fund shareholders. If approved by shareholders, the proposed transaction is expected to be completed in the first quarter of 2011, subject to the satisfaction or waiver of closing conditions. Proxy materials related to the special meeting of shareholders of the Funds were mailed on or about November 12, 2010 to shareholders who held shares of the GE Funds on October 22, 2010.

180

Board of Trustees and Shareholders

GE Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GE U.S. Equity Fund, GE Core Value Equity Fund, GE Premier Growth Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Total Return Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund, each a series of GE Funds (collectively, the “Funds”), as of September 30, 2010 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE U.S. Equity Fund, GE Core Value Equity Fund, GE Premier Growth Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Total Return Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund as of September 30, 2010, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2010

181

(unaudited)

The following funds intend to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended September 30, 2010, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:

	Total Foreign Source Income	Total Foreign Taxes Paid
GE International Equity Fund	$848,851	$85,890

Of the dividends paid from net investment income by the GE Tax Exempt Fund for the tax period ended September 30, 2010, 99.01% represent exempt interest dividends for Federal income tax purposes.

During the year ended September 30, 2010, the following Funds paid to shareholders of record on December 22, 2009, the following long-term capital gain dividends reported on Form 1099 for 2009:

Fund	Per Share Amount
GE Government Securities Fund	$0.00794

For the fiscal year ended September 30, 2010, certain dividends paid by the fund may be subject to a maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represent the amounts that may be considered qualified dividend income (QDI):

Fund	QDI
GE U.S. Equity Fund	$3,323,132

GE Global Equity Fund	$512,160

GE International Equity Fund	$972,644

GE Total Return Fund	$1,340,801

GE Premier Growth Equity Fund	$486,692

GE Core Value Equity Fund	$357,769

For corporate shareholders the following represent the percentages of respective fund distributions that may be eligible for the dividends received deduction (DRD):

Fund name	DRD
GE U.S. Equity Fund	100.00%

GE Global Equity Fund	58.30%

GE Total Return Fund	35.91%

GE Premier Growth Equity Fund	98.64%

GE Core Value Equity Fund	100.00%

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

182

(unaudited)

Approval of a New Sub-Advisory Agreement with SouthernSun Asset Management, LLC by the Board and the Independent Board Members

At a special meeting held on July 30, 2010, the Board of Trustees of the GE Funds (the Board”), including the independent Board members, considered and unanimously approved a proposal by GE Asset Management Incorporated (“GEAM”) to approve a new sub-advisory agreement (the “SouthernSun Agreement”) with SouthernSun Asset Management, LLC (“SouthernSun”), thereby allowing SouthernSun to continue to provide sub-advisory services with respect to a portion of the Small-Cap Equity Fund’s (the “Fund”) assets, a series of GE Funds (the “Trust”). SouthernSun Asset Management, Inc. (“SouthernSun Inc.”), the predecessor to SouthernSun, has served as one of the Fund’s investment sub-advisers with respect to a portion of the Fund’s assets since October 1, 2008. In July 2010, the parent company of SouthernSun Inc., SouthernSun Holdings, Inc. (“SSHI”), reached an agreement to repurchase a portion of its shares held by its external shareholders (meaning non-employees) to become majority employee-owned (the “Transaction”). Under the 1940 Act, the change in ownership of SSHI would be deemed a change in control of SSHI, and therefore, a change in control of SouthernSun Inc. As required by Section 15 of the 1940 Act, the prior sub-advisory agreement with SouthernSun Inc. (the “Prior Agreement”) provided for its automatic termination in the event of an assignment. The Transaction would constitute an assignment of the Prior Agreement with GEAM, which would cause the Prior Agreement to terminate in accordance with its terms.

GEAM reminded the Board that the Trust and GEAM had received an exemptive order from the SEC to permit GEAM and the Trust to select and retain sub-advisers for the Fund and to enter into sub-advisory agreements without shareholder approval. Accordingly, GEAM would be able, subject to the approval of the Board, to re-appoint SouthernSun as a sub-adviser and enter into a new sub-advisory agreement with SouthernSun, on behalf of the Fund, without obtaining shareholder approval, provided there is not an increase in the Fund’s advisory fee.

In considering the approval of the new SouthernSun Agreement, the Board members, including the independent Board members, considered and discussed a substantial amount of information and analyses provided by GEAM and SouthernSun. The Board reviewed SouthernSun’s performance history as well as detailed information about SouthernSun and its professional staff, including SouthernSun’s investment philosophy and expertise in small-cap equity investments. The Board noted that SouthernSun (as SouthernSun Inc.) served as sub-adviser to the Fund as well as to other investment companies managed by GEAM that have small-cap investment strategies, namely the GE Institutional Funds—Small-Cap Equity Fund and the GE Investment Funds, Inc. – GE Small-Cap Equity Fund (together, the “Small-Cap Equity Funds”), and that both GEAM and SouthernSun Inc. had provided the Board with a substantial amount of information and analysis at prior Board meetings, including the annual contract renewal meetings held on December 4, 2009, and December 11, 2009. As such, the basis for the Board’s December 2009 renewal of the sub-advisory agreements with SouthernSun Inc. with respect to the Fund and the Small-Cap Equity Funds would continue to be relevant for the Board’s consideration of the new SouthernSun Agreement.

The Board members had an opportunity to discuss this information with GEAM managers and representatives of SouthernSun. The Board members posed questions to these representatives and engaged in substantive discussions. The independent Board members discussed the approval of the new SouthernSun Agreement in detail during a private session with their independent legal counsel at which no representatives of GEAM or SouthernSun were present. In reaching their determination relating to the new SouthernSun Agreement, the Board, including the independent Board

183

(unaudited)

members, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information and all other information available to them with respect to the Fund. In particular, the Board members focused on the following:

The Nature, Extent and Quality of Services Expected to be Provided

The Board reviewed the services expected to be provided to the Fund by SouthernSun. The Board noted that as a result of the Transaction, there would be no changes in the nature, extent or quality of the sub-advisory services currently provided by SouthernSun Inc., or in the portfolio management of the Fund with respect to the assets it managed. The Board focused on its extensive past experiences with SouthernSun (as SouthernSun Inc.) in connection with its services as a sub-adviser to the Fund and the Small-Cap Equity Funds. The Board considered SouthernSun’s favorable attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, and its experienced professionals, including research analysts and portfolio managers with a depth of experience involving small-cap equity securities.

In light of the foregoing, the Board, including the independent Board members, concluded that the services expected to be provided by SouthernSun would be satisfactory and would have the potential to benefit the Fund.

Investment Performance of SouthernSun

The Board members considered the investment performance of SouthernSun for various periods focusing on SouthernSun’s investment performance with respect to the Fund and the Small-Cap Equity Funds and its history of sub-advising those funds. The Board members reviewed detailed information provided by GEAM and

SouthernSun comparing SouthernSun’s performance to that of relevant securities indices and peer groupings over these periods. The Board members also engaged in discussions with GEAM and SouthernSun about SouthernSun’s investment process, focusing on the number and experience of portfolio management and supporting research personnel and SouthernSun’s investment style and approach employed. The Board considered the extent to which the expected investment style and approach would be consistent with GEAM’s articulated long-term approach and overall investment philosophy. The Board members also considered GEAM’s discussion of how the re-appointment of SouthernSun would fit within its management of the Fund’s overall allocation strategy.

Taking these factors into consideration, the Board, including the independent Board members, found the investment performance of SouthernSun to be satisfactory.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board considered that the proposed fee to be paid to SouthernSun by GEAM was the same as the fee paid under the prior sub-advisory agreement with SouthernSun Inc. and had been negotiated at arm’s-length, and that GEAM had used its influence with respect to the total assets it proposes to be managed by SouthernSun to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the expected relative allocation of the Fund’s assets to SouthernSun. The Board also noted that SouthernSun’s sub-advisory fee rate decreases in amount as assets allocated to it grow. Given the arm’s-length nature of the arrangement, the Board did not examine the specific levels of profitability for SouthernSun with respect to the Fund.

The Board did not review information regarding the expected impact on GEAM’s profitability in approving the SouthernSun Agreement, since the fee was not changing

184

(unaudited)

from the fee in effect under the prior sub-advisory agreement with SouthernSun Inc. so there would be no impact on profitability.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees, because GEAM will pay SouthernSun out of its advisory fees received from the Fund, and noted that the Board considered economies of scale for the Fund in connection with the annual renewals of GEAM’s advisory agreement with the Fund.

Comparison of Services to be Rendered and Fees to be Paid

The Board discussed the services expected to be provided to the Fund by SouthernSun, and the proposed fees to be charged to GEAM for those services. The Board members reviewed information regarding the proposed sub-advisory fees and noted that they would be competitive with applicable peer group averages. They also reviewed SouthernSun’s fee rates for the Small-Cap Equity Funds, which were the same at current asset levels and estimated allocation. The Board also considered its favorable experience with SouthernSun (as SouthernSun Inc.) as a sub-adviser to the Fund and to the Small-Cap Equity Funds.

The Board, including the independent Board members, concluded that, based on this information, the proposed sub-advisory fees would be reasonable in relation to the services expected to be provided to the Fund.

Fall-Out Benefits

The Board considered that there may be financial benefits that SouthernSun derives from its relationship with GEAM and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees to SouthernSun.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the new SouthernSun Agreement was in the best interests of the Fund and its shareholders.

185

(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

Interested Trustees and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified — 16 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer — Mutual Funds & Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President — Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Trustee    49

Other Directorships Held by Trustee    Chairman of the Board and President of GE Institutional Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee, GE volunteers since 1993, Director, GE Asset Management (Ireland) Limited, since February 1999; Director, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Trustee and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

186

(unaudited)

Number of Portfolios in Fund Complex Overseen by Trustee    49

Other Directorships Held by Trustee    Trustee and Executive Vice President of GE Institutional Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investment Funds, Inc. since July 2007.

Joon Won Choe

Address    c/o GEAM 3001 Summer Street. Stamford, CT 06905

Age    41

Position(s) Held with Fund:    Vice President and Secretary

Term of Office and Length of Time Served:    Until successor is elected and qualified–Less than one year

Principal Occupation(s) During the Past 5 years:    Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Trustee:    N/A

Other Directorships Held by Trustee:    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Trustee    N/A

Other Directorships Held by Trustee    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — less than one year

Principal Occupations(s) During Past 5 years    Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager — Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Trustee    N/A

Other Directorships Held by Trustee    N/A

187

(unaudited)

Non-Interested Trustees

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified — 16 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Trustee    41

Other Directorships Held by Trustee    Trustee of GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified — 15 years (no longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years    Retired since 2010, previously Vice President and Treasurer of Fairfield University since 1983.

Number of Portfolios in Fund Complex Overseen by Trustee    41

Other Directorships Held by Trustee    Trustee of GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified — 16 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Trustee    41

Other Directorships Held by Trustee    Trustee of GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

188

(unaudited)

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

Adam W. Ackermann is an assistant portfolio manager at GE Asset Management. He has served on the portfolio management team for the GE Money Market Fund since June 2009. His responsibilities include cash management, including daily money market trade execution, and technical projects. Mr. Ackermann joined GE Asset Management in 2005 through the summer internship program working with the U.S. equity mid-cap portfolio management team. Adam then joined the fixed income team as an analyst, and in 2007 became manager of the global fixed income trading operations until June 2009.

George A. Bicher is a Senior Vice President of GE Asset Management. Mr. Bicher is the Director of the U.S. Equity Research Team and a portfolio manager for the GE U.S. Equity Fund. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

David B. Carlson is the Chief Investment Officer — U.S. Equities at GE Asset Management. He co-manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is the portfolio manager for the GE Premier Growth Equity Fund and has served in this capacity since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Michael J. Caufield is a Senior Vice President of GE Asset Management. He is portfolio manager of the GE Tax-Exempt Fund and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, manager of fixed income research & analysis and was promoted to Senior Vice President in 1994.

Paul M. Colonna is the President and Chief Investment Officer — Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the GE Fixed Income Fund and the GE Short-Term Government Fund and has been responsible for the fixed income portion of the GE Total Return Fund. He has served on the portfolio management team for the GE Government Securities Fund since February 2000. Mr. Colonna became President — Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000. Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

James C. Gannon is an assistant portfolio manager at GE Asset Management. He has served on the portfolio management team for the GE Money Market Fund since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including trade operations specialist in fixed income, and became an assistant portfolio manager in February 2003.

Stephen V. Gelhaus is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the GE U.S. Equity Fund and the GE Core Value Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager for the GE Core Value Equity Fund in August 1999.

William M. Healey is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE Fixed Income Fund, GE Government Securities Fund and GE Short-Term Government Fund since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE International Equity Fund since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Robert Jasminski is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE Global Equity Fund since September 2004. More recently, he was appointed co-manager for this Fund.

189

(unaudited)

Portfolio Manager Biographies (continued)

Mr. Jasminski joined GE Asset Management in 1993 as a

fixed income specialist and has been an international equity analyst and an International Small-Cap portfolio manager since 1998.

Mark H. Johnson is a Senior Vice President of GE Asset Management and senior portfolio manager of Structured Products. He has been a member of the portfolio management team for the GE Fixed Income Fund and GE Government Securities Fund since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and portfolio manager in 2002 and became a Senior Vice President and senior portfolio manager of Structured Products in 2007.

Ralph R. Layman is the President and Chief Investment Officer — Public Equities and a Director at GE Asset Management. He co-manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the GE International Equity Fund since the Fund’s commencement and has been responsible for the international equity portion of the GE Total Return Fund since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for international investments and became and Executive Vice President in 1992 and President — International Equities in March 2007.

Thomas Lincoln is a Senior Vice President of GE Asset Management. Mr. Lincoln has served on the portfolio management teams for the GE U.S. Equity Fund and GE Total Return Fund since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. equities. Mr. Lincoln became part of the investment management team for U.S. equities at GE Asset Management in 1997 and a portfolio manager for U.S. equities in 2003.

Michael E. Martini is a Vice President of GE Asset Management. He has served on the portfolio management team for the GE Money Market Fund since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm’s treasury desk from March 2006 to

January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm’s money market/short-term desk.

Daizo Motoyoshi is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the GE Global Equity Fund since September 2003. Mr. Motoyoshi joined GE Asset Management in 1994 as an international equity analyst and portfolio manager and became a global equity portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Motoyoshi held positions at Alliance Capital Management and Ernst & Young.

Paul Nestro is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in U.S. Equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

James F. Palmieri is a Vice President of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the GE Short-Term Government Fund. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a portfolio manager for CIGNA Investment Management from January 2000 to February 2005.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equity.

Vita Marie Pike is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the GE Fixed Income Fund since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

190

(unaudited)

Portfolio Manager Biographies (continued)

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE U.S. Equity Fund since January 2001 and for the GE Core Value Equity Fund since April 2002.

Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Chitranjan Sinha is a Vice President and senior quant analyst at GE Asset Management. He has served on the portfolio management team for GE Government Securities Fund since September 2007. Mr. Sinha joined GE Asset Management in 1997 and became a fixed income analyst in 1998. He became Vice President —Derivative Strategies in 2002, senior quant analyst in 2003 and a portfolio manager in 2005.

Michael J. Solecki is the Chief Investment Officer —International Equities at GE Asset Management. He has served as a portfolio manager of the GE International Equity Fund since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

Judith A. Studer is the Chief Market Strategist and a Director at GE Asset Management. She has led the team of portfolio managers for the GE Total Return Fund since July 2004. Ms. Studer joined GE Asset Management in August 1984 and has held various positions at GE Asset Management including Senior Vice President — U.S. Equities from 1991 to 1995, Senior Vice President — International Equities from 1995 to 2006, President — Investment Strategies from July 2006 to June 2007, and President — U.S. Equities from June 2007 to July 2009.

Diane M. Wehner is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the GE Total Return Fund since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and senior portfolio manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

David Wiederecht is the President and Chief Investment Officer — Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager of the GE Small-Cap Equity Fund since September 2010. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President — Investment Strategies since 2008.

Sub-Advisers to GE Small-Cap Equity Fund

Jack Feiler is a portfolio manager and President and Chief Investment Officer at Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has over 40 years of investment experience and has served as the Chief Investment Officer at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the GE Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President — Investments at Smith Barney from 1990 to 1995.

Jeffrey Schwartz, CFA, is a senior portfolio manager at Palisade. Mr. Schwartz joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and senior portfolio manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, where he conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a senior portfolio manager and principal.

Dennison T. (“Dan”) Veru is a managing member and Co-Investment Officer at Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financial Mr. Veru has been a frequent guest on CNBC, CNN, Fox and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1986 through 1992. Mr. Veru graduated from Franklin Marshall College.

Scott T. Brayman, CFA, is a portfolio manager at Champlain Investment partners, LLC (“Champlain”).

191

(unaudited)

Portfolio Manager Biographies (continued)

Mr. Brayman is the Managing Partner and Chief Investment Officer at Champlain and has more than 24 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

Robert J. Anslow, Jr., is a portfolio manager at GlobeFlex Capital, LP (“GlobeFlex”). Mr. Anslow is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex and has more than 29 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/ Research Group at Nichlolas-Applegate Capital Management (“Nicholas-Applegate”) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee’s Retirement System (CalPERS) and BayBanks Investment Management of Boston.

Michael W. Cook, CFA, is a portfolio manager at SouthernSun Asset Management, Inc. (“SouthernSun”). Mr. Cook, who has more than 20 years of investment management experience, is the Chief Executive Officer and Chief Investment Officer at SouthernSun and is responsible for all portfolio management activities for the firm. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Sub-Adviser to GE Total Return Fund

Dean Frankel is a senior portfolio manager, North America Real Estate Securities, at Urdang Securities Management, Inc. (“Urdang”). Mr. Frankel joined Urdang in 1997 and has over 11 years of real estate securities investment experience. Mr. Frankel is responsible for management of Urdang’s proprietary research process including the firm’s Relative Value Model. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the North American Real Estate Securities investment team.

Eric Rothman is a portfolio manager at Urdang, where he helps direct Urdang’s U.S. Real Estate Securities strategy. As portfolio manager, Mr. Rothman is responsible for will support market research, sector allocations, and real estate securities analysis. Additionally he has primary coverage responsibility for the lodging, self-storage and retail sectors. Mr. Rothman joined Urdang in 2006 and has over 14 years of real estate securities and real estate investment experience, including being a sell-side REIT analyst at Wachovia Securities from 2001 to 2006 and an analyst at AEW Capital Management, LP from 1997 to 2000.

192

(unaudited)

Trustees

Michael J. Cosgrove

John R. Costantino

William J. Lucas

Matthew J. Simpson

Robert P. Quinn

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurer

Tatyana Begun

Officers of the Investment Adviser

James W. Ireland III, President & Chief Executive Officer

Daniel O. Colao, EVP, Chief Financial Officer

Paul M. Colonna, President & Chief Investment Officer —Fixed Income

Michael J. Cosgrove, President and Chief Executive Officer — Mutual Funds & Intermediary Business

Robert Herlihy, Senior Vice President and Chief Compliance Officer

Ralph R. Layman, President & Chief Investment Officer — Public Equities

Maureen B. Mitchell, President — Institutional Sales and Marketing

Matthew J. Simpson, EVP, General Counsel and Secretary

Judith M. Studer, Chief Market Strategist

Donald W. Torey, President — Alternative Investments

John J. Walker, EVP, Chief Operating Officer

David Wiederecht, President — Investment Strategies

Investment Adviser and Administrator

GE Asset Management Incorporated

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc

Member FINRA and SIPC

Shareholder Servicing Agent and Transfer Agent

PNC Global Investment Servicing

GE Mutual Funds

P.O. Box 9838

Providence, RI 02940

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

193

(unaudited)

		Average Annual Total Return**
as of 9/30/10	Inception Date*	One Year	Three Years	Five Years	Ten Years	Since Inception	Morningstar ™*** OVERALL RATING

Domestic Equity Funds
GE Core Value Equity Fund Class A	9/8/93	5.70%	(5.83)%	1.91%	1.28%	7.65%	****
GE Core Value Equity Fund Class C	9/30/99	4.83%	(6.53)%	1.16%	0.51%	1.39%	****
GE Core Value Equity Fund Class R	1/29/08	5.34%	—	—	—	(3.71)%	****
GE Core Value Equity Fund Class Y	1/5/98	5.88%	(5.57)%	2.42%	1.62%	4.44%	****
GE Premier Growth Equity Fund Class R	1/29/08	5.40%	—	—	—	(1.87)%	****
GE Premier Growth Equity Fund Class Y	12/31/96	5.94%	(4.40)%	0.98%	(0.08)%	6.18%	****
Fixed Income Funds
GE Tax Exempt Fund Class Y	9/26/97	5.36%	5.55%	4.43%	5.31%	4.95%	****

*	Commencement of operations

**	These returns do not reflect the impact of any loads or redemption fees, which are reflected in the Manager Reviews.

***	The GE Core Value Equity Fund Class A was rated among 1723, 1422 and 761 Large Blend Funds for the three, five and ten-year periods, respectively.

The GE Core Value Equity Fund Class C was rated among 1723, 1422 and 761 Large Blend Funds for the three, five and ten-year periods, respectively.

The GE Core Value Equity Fund Class R was rated among 1723, 1422 and 761 Large Blend Funds for the three, five and ten-year periods, respectively.

The GE Core Value Equity Fund Class Y was rated among 1723, 1422 and 761 Large Blend Funds for the three, five and ten-year periods, respectively.

The GE Premier Growth Equity Fund Class R was rated among 1518, 1279 and 752 Large Growth Funds for the three, five and ten-year periods, respectively.

The GE Premier Growth Equity Fund Class Y was rated among 1518, 1279 and 752 Large Growth Funds for the three, five and ten-year periods, respectively.

The GE Tax-Exempt Fund Class Y was rated among 209, 182 and 118 Muni National Interm Funds for the three, five and ten-year periods, respectively.

Past performance is no guarantee of future results. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five and ten-year (if applicable) Morning Rating metrics.

(unaudited)

The GE Core Value Equity Fund Class A received three stars for the three year period, four stars for the five year period and four stars for the ten year period. stars for the ten year period.

The GE Core Value Equity Fund Class C received four stars for the three year period, four stars for the five year period and three stars for the ten year period.

The GE Core Value Equity Fund Class R received four stars for the three year period, four stars for the five year period and four stars for the ten year period.

The GE Core Value Equity Fund Class Y received four stars for the three year period, four stars for the five year period and four stars for the ten year period.

The GE Premier Growth Equity Fund Class R received three stars for the three year period, three stars for the five year period and four stars for the ten year period.

The GE Premier Growth Equity Fund Class Y received three stars for the three year period, three stars for the five year period and four stars for the ten year period.

The GE Tax Exempt Fund Class Y received four stars for the three year period, three stars for the five year period and four stars for the ten year period.

Ratings for other GE Funds or other classes of shares may be different. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The l Morning RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

Before investing in a GE Fund, you should carefully consider the investment objectives, risks and charges and expenses of the Fund. For a free copy of a Fund’s prospectus, which contains this and other information, please visit our website at www.gefunds.com or call 1-800-242-0134. Please read the Fund prospectus carefully before you invest.

GE Investment Distributors, Inc., Member FINRA and SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Funds.

This does not constitute a part of the Funds’ Shareholder Report

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

Presort Standard

U.S. Postage

PAID

Lancaster, PA

Permit No. 1793

Shareholder Inquiries

Please contact your financial advisor, or if you receive account statements directly from GE Funds, call (800) 242-0134. Telephone representatives are available from 8:30 am to 8:00 pm.

Correspondence can be mailed to:

GE Mutual Funds

P.O. Box 9838

Providence, RI 02940

Also, visit us on the web at geam.com.

Y Share Class Investors: Contact your designated GE Asset Management account representative. 401(k) Plan Investors: Call your company’s designated plan number.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                    [GRAPHIC]
GEF-1 (9/10) 903105

This does not constitute a part of the Funds’ Shareholder Report

ITEM 2.	CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that John R. Costantino is designated as the audit committee financial expert for the Funds; and further that it is the finding of the Boards that Mr. Costantino, the audit committee financial expert, qualify as being ‘independent’ pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $240,640 in 2009 and $247,000 in 2010.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund’s independent accountants/auditors (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

(i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund’s investment adviser and the extent to which the Auditor provides non-audit services to the Fund’s investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;

(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and (iii) monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund’s audits and any partner responsible for the reviewing the Fund’s audits. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b) The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Meetings with the Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

(a) to review the arrangements for and scope of the annual audit and any special audits;

(b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

(c) to discuss any matters of concern relating to the Fund’s financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;

(e) to discuss the opinion the Auditor has rendered regarding the Fund’s financial statements;

(f) to report all non-audit services that does not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund’s investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund’s principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a “Covered Affiliate” and collectively, “Covered Affiliates”);

(g) to review, in accordance with current standards of ISB, all relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor’s professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment that it may properly serve as independent accountants/auditors with respect to the Fund;

(h) to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers and Fund management, as well as other personnel;

(i) to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund’s officers and/or by officers or employees of the Fund management of such improprieties;

(j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and their financial reporting;

(k) to report on the Fund’s qualification under Subchapter M of the Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund’s tax returns; and

(l) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

If the Auditor’s report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund’s fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.

3. Change in Accounting Principles. The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers.

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2009 or 2010 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2009 and $0 in 2010.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates those were not pre-approved.

ITEM 5.	Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: John R. Costantino and Robert P. Quinn.

ITEM 6.	Schedule of Investments.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Eunice Tsang as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE FUNDS

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Funds

Date:	December 03, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Funds

Date:	December 03, 2010

By:	/S/ EUNICE TSANG
Eunice Tsang
Treasurer, GE Funds

Date:	December 03, 2010

EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.